UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Goodness Growth Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
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PRELIMINARY PROXY STATEMENT / MANAGEMENT INFORMATION CIRCULAR DATED JULY 20, 2022 — SUBJECT TO COMPLETION
207 South 9th Street
Minneapolis, Minnesota 55402
Dear Goodness Growth Holdings, Inc. Shareholders:
We are excited to invite you to attend the annual and special meeting (the “Meeting”) of shareholders (“Shareholders”) of Goodness Growth Holdings, Inc. (“Goodness Growth”), to take place on [•], 2022 at [•] Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person.
On January 31, 2022, Goodness Growth entered into an arrangement agreement (as amended on June 22, 2022, the “Arrangement Agreement”) with Verano Holdings Corp. (“Verano”), pursuant to which, Verano has agreed, subject to the terms and conditions thereof, to acquire all of Goodness Growth’s issued and outstanding subordinate voting shares (“Subordinate Voting Shares”), multiple voting shares (“Multiple Voting Shares”) and super voting shares (the “Super Voting Shares” and, together with the Subordinate Voting Shares and Multiple Voting Shares, the “Goodness Shares”), pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). If the Arrangement is completed, holders of Subordinate Voting Shares will be entitled to receive 0.22652 of a subordinate voting share of Verano (each share, a “Verano Subordinate Voting Share”), subject to adjustment in accordance with the provisions of the Plan of Arrangement (as may be adjusted, the “Exchange Ratio”), for each Subordinate Voting Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”), and, based on the Exchange Ratio, holders of Multiple Voting Shares and Super Voting Shares will be entitled to receive 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share, respectively, outstanding immediately prior to the Effective Time, in each case subject to adjustment in accordance with the provisions of the Arrangement Agreement. At the Meeting, you will be asked to consider and vote upon the following proposals:
1.
to pass a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix “A” to the Circular (as defined herein), approving the Arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) whereby, among other things, Verano will acquire all of the issued and outstanding Goodness Shares, all as more particularly described in the Circular, including in the section entitled “The Arrangement Agreement and Related Agreements”;

2.
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by the Articles of Goodness Growth;

3.
to elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the next annual Shareholders meeting);

4.
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the end of the year’s audit); and

5.
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

You will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No vote is required in connection with this item.

i

After receiving financial and legal advice and following the receipt and review of a unanimous recommendation of the Goodness Transaction Committee (as defined in the accompanying proxy statement and management information circular (the “Circular”)) (who in turn was issued the Cormark Fairness Opinion (as defined in the Circular), and the Hyperion Fairness Opinion (as defined in the Circular)), the Board has determined that the Arrangement is in the best interests of Goodness Growth and the Shareholders. In reaching its conclusions that the Arrangement is fair to Shareholders and that the Arrangement is in the best interests of Goodness Growth and the Shareholders, the Board considered and relied upon a number of factors and reasons, including the recommendations of the Goodness Transaction Committee, and those described under the headings “Proposal 1: Arrangement Resolution — Background to the Arrangement,” “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement” and “Proposal 1: Arrangement Resolution — Opinions of Goodness Growth’s Financial Advisors” in the accompanying Circular.
To become effective, the Arrangement Resolution must be approved by: (i) at least 66 2/3 % of the votes cast by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101) (each an “Interested Party” and collectively the “Interested Parties”). Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. See “Canadian Securities Law Matters — Minority Approval under MI 61-101” in the accompanying Circular for more information. Under the Arrangement Agreement, it is a condition to closing in favor of Verano that holders of no more than 3% of the outstanding Goodness Shares shall have validly exercised dissent rights with respect to the Arrangement. All of Goodness Growth’s directors and officers have entered into Voting Support Agreements (as defined in the Circular), pursuant to which they have agreed to vote in favor of the Arrangement Resolution and any other matters necessary for the consummation of the Arrangement. As of the close of business on [•], 2022, the record date for determining the Shareholders entitled to receive notice of and vote at the Meeting, the Goodness Shares subject to the Voting Support Agreements represent approximately [•]% of the voting rights attached to all of the outstanding Goodness Shares voting together as a single class. With respect to the minority approval requirements by share class for a business combination under MI 61-101, (i) [•]% of the votes attaching to the Subordinate Voting Shares, (ii) [•]% of the votes attaching to Multiple Voting Shares, and (iii) 100% of the votes attaching to the Super Voting Shares, are held by directors and officers that have entered into Voting Support Agreements and other Interested Parties and will be excluded from such respective class votes for the purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
The Board unanimously recommends that Shareholders vote FOR each of the proposals set forth in the Circular.
YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF GOODNESS SHARES YOU OWN.    Whether or not you virtually attend the Meeting, you are encouraged to provide voting instructions in accordance with the instructions set forth on the enclosed form of proxy or voting instruction form provided to you by your broker, investment dealer or other intermediary as soon as possible. We urge you to read the enclosed Circular, including the Arrangement Agreement attached as Appendix “B,” carefully and to promptly vote by following the instructions in the enclosed materials.
If you are a Shareholder and have any questions, please contact Morrow Sodali LLC, Goodness Growth’s proxy solicitation agent, by telephone at 1-888-999-3015 toll-free in North America, or collect calls outside North America at 1-289-695-3075, or by email at assistance@morrowsodali.com.

We thank you for your consideration and continued support.
Sincerely,
/s/ Dr. Kyle E. Kingsley Dr. Kyle E. Kingsley Chief Executive Officer and Chair of the Board
Minneapolis, Minnesota
[•], 2022
The Circular is dated [•], 2022.
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ARRANGEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE ARRANGEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION DISCLOSED IN THE ACCOMPANYING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
[•], 2022
NOTICE IS HEREBY GIVEN that, an annual meeting and, pursuant to an order of the Supreme Court of British Columbia (the “Court”) dated [•], 2022 (the “Interim Order”), a special meeting (the “Meeting”) of holders (“Shareholders”) of the Subordinate Voting Shares, Multiple Voting Shares, and Super Voting Shares (collectively, the “Goodness Shares”) of Goodness Growth Holdings, Inc. (“Goodness Growth”) will be held on [•], 2022 at [•] Central Time via live webcast at https://web.lumiagm.com/233296322. There will be no physical location for Shareholders to attend. Online check-in will begin at [•] Central Time, and we encourage you to allow ample time for the online check-in procedures. The accompanying proxy statement and management information circular (the “Circular”) contains defined terms. For a glossary of defined terms used herein, see Appendix “K” to the Circular.
The Meeting is being called for the following purposes:
1.
to pass a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix “A” to the Circular, approving the Arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) whereby, among other things, Verano will acquire all of the issued and outstanding Goodness Shares, all as more particularly described in the Circular, including in the section entitled “The Arrangement Agreement and Related Agreements”;

2.
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by the Articles of Goodness Growth;

3.
to elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the effective time of the Arrangement (the “Effective Time”) and the next annual Shareholders meeting);

4.
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration (or, if the Arrangement Resolution is approved and the Arrangement is completed for the period up to the earlier of the Effective Time and the end of the year’s audit); and

5.
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

The Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No shareholder vote is required in connection with this item.
Specific details of the matters proposed to be put before the Meeting are set forth in the Circular which accompanies this Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”). A copy of the Arrangement Agreement dated January 31, 2022, between Goodness Growth and Verano is attached as Appendix “B” to the Circular and is available for inspection by Shareholders on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov and at Goodness Growth’s corporate office at 207 South 9th Street, Minneapolis, Minnesota 55402 during normal business hours until the date of the Meeting.
The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on [•], 2022 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, (i) the number of Subordinate Voting Shares outstanding and entitled to vote at the Meeting is [•], each of which is entitled to one vote; (ii) the number of Multiple Voting Shares outstanding and entitled to vote at the Meeting is [•], each of which is entitled to 100 votes; and (iii) the number of Super Voting Shares outstanding and entitled to vote at the Meeting is [•], each of which is entitled to 1,000 votes. To become effective, the Arrangement Resolution must be approved by both: (i) at least 66 2/3 % of the votes cast by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Party (as defined herein). Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101).
Whether or not you are able to virtually attend the Meeting, you are encouraged to provide voting instructions in accordance with the instructions set forth on the enclosed form of proxy or voting instruction form provided to you by your broker or other intermediary as soon as possible by (1) visiting the internet site listed on the form of proxy or voting instruction form, (2) calling the toll-free number listed on the form of proxy or voting instruction form or (3) submitting your enclosed form of proxy or voting instruction form by mail by using the provided self-addressed, stamped envelope. To be counted at the Meeting, a Shareholder’s proxy or voting instructions must be received by [•] a.m./p.m. (Central Time) on [•], 2022 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Please note, if you received a voting instruction form and you hold your Goodness Shares through a broker or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Goodness Growth reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution in Proposal 1, “FOR” the setting of the number of directors at seven in Proposal 2, “FOR” the re-election of the nominees to the Board in Proposal 3, and “FOR” the appointment and remuneration of auditors in Proposal 4.
Shareholders who are planning to provide voting instructions in accordance with the enclosed form of proxy or voting instruction form are encouraged to review the Circular carefully before submitting such form.
Registered Shareholders have the right to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Goodness Shares in accordance with the provisions of Sections 237 to 247 of the Business Corporations Act (British Columbia) (“BCBCA”), as modified by the plan of arrangement (“Plan of Arrangement”), the Interim Order and any other order of the Court. A registered Shareholder’s right to dissent is more particularly described in the Circular under the heading “Proposal 1: Arrangement Resolution — Dissenting Shareholders’ Rights.” Copies of the Plan of Arrangement, the Interim Order and the text of Section 237 to 247 of the BCBCA are set forth in Appendix “C,” Appendix “D” and Appendix “E” respectively, to the Circular.
It is strongly suggested that any Shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of such Shareholder’s right to dissent.
If you are a Shareholder and have any questions, please contact Morrow Sodali LLC, Goodness Growth’s proxy solicitation agent, by telephone at 1-888-999-3015 toll-free in North America, or collect calls outside North America at 1-289-695-3075, or by email at assistance@morrowsodali.com.

v

Important Notice Regarding the Availability of Proxy Materials for the
Shareholders Meeting to Be Held on [•], 2022
The Notice of Meeting, the Circular, and form of proxy are available on the internet at the following website: investors.vireohealth.com/financials/regulatory-filings/

DATED [•], 2022.
BY ORDER OF THE BOARD
/s/ Dr. Kyle E. Kingsley Name: Dr. Kyle E. Kingsley Title: Chief Executive Officer and Chair of the Board

NOTICE TO SHAREHOLDERS IN THE UNITED STATES
THE ARRANGEMENT AND THE SUBORDINATE VOTING SHARES OF VERANO (EACH SHARE, A “VERANO SUBORDINATE VOTING SHARE”) TO BE ISSUED IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES REGULATORY AUTHORITY IN ANY STATE IN THE UNITED STATES, NOR HAS THE SEC OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE IN THE UNITED STATES PASSED ON THE ADEQUACY OR ACCURACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Verano Subordinate Voting Shares to be issued under the Arrangement have not and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state of the United States (“U.S. Securities Laws”). Such securities will be issued in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act on the basis of the approval of the Supreme Court of British Columbia (among other things, the fairness of the Arrangement to the persons affected). See “Proposal 1: Arrangement Resolution — Court Approval” for more information. The Verano Subordinate Voting Shares to be issued under the Arrangement will not be subject to resale restrictions under the Securities Act, except for restrictions imposed by the Securities Act on the resale of Verano Subordinate Voting Shares received pursuant to the Arrangement by persons who are, or within three months before the resale were, “affiliates” of Verano. See “U.S. Securities Law Matters” for more information.
Shareholders who are citizens or residents of the United States should be aware that the Arrangement described herein may have both U.S. and Canadian tax consequences to them which may not be fully described in this Circular. For a general discussion of the Canadian and U.S. federal income tax consequences to Shareholders who are resident in the United States, see “Certain Canadian Federal Income Tax Considerations” and “Certain U.S. Federal Income Tax Considerations.” U.S. Shareholders are urged to consult their own tax advisors with respect to such U.S. and Canadian income tax consequences and the applicability of any federal, state, local, foreign and other tax laws.
The enforcement by investors of civil liabilities under U.S. Securities Laws may be affected adversely by the fact that Goodness Growth is organized under the laws of a jurisdiction outside the United States, that its officers and directors include residents of countries other than the United States, or that some or all of the experts named in this Circular may be residents of countries other than the United States. As a result, it may be difficult or impossible for Shareholders in the United States to effect service of process within the United States on Goodness Growth, or such persons, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under U.S. Securities Laws. In addition, Shareholders in the United States should not assume that the courts of Canada: (a) would enforce judgments of U.S. courts obtained in actions against such persons predicated upon civil liabilities under U.S. Securities Laws; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under U.S. Securities Laws.

I

II

III

PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
This proxy statement and management information circular (the “Circular”) is being furnished in connection with the solicitation of proxies by management of Goodness Growth Holdings, Inc. (“Goodness Growth”) for use at the annual and special meeting (the “Meeting”) of its shareholders (the “Shareholders”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”).
NOTICE REGARDING INFORMATION
NO CANADIAN OR U.S. SECURITIES REGULATORY AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.
Goodness Growth has not authorized any person to give any information or to make any representation in connection with the Arrangement or any other matters to be considered at the Meeting other than those contained in this Circular. If any such information or representation is given or made, such information or representation should not be relied upon as having been authorized or as being accurate. For greater certainty, to the extent that any information provided on either Goodness Growth’s website or by the proxy solicitation agent is inconsistent with this Circular, the information provided in this Circular should be relied upon.
This Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.
Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors.
All summaries of, and references to, the Arrangement Agreement, the Plan of Arrangement, the Voting Support Agreements and the Lock-Up Agreement in this Circular are qualified in their entirety by, (a) in the case of the Arrangement Agreement, the complete text of the Arrangement Agreement, a copy of which is attached as Appendix “B” to this Circular and is available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov, (b) in the case of the Plan of Arrangement, the complete text of the Plan of Arrangement, a copy of which is attached as Appendix “C” to this Circular, (c) and in the case of the Voting Support Agreements and the Lock-Up Agreement, the complete text of the forms of Voting Support Agreement and the Lock-Up Agreement are available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov. Shareholders are urged to carefully read the full text of the Arrangement Agreement and the Plan of Arrangement.
This Circular is dated [•], 2022, and is first being mailed to the Shareholders on or about [•], 2022. Information contained in this Circular is given as of [•], 2022, unless otherwise specifically stated and except for information contained in documents incorporated by reference herein, which is given as of the respective dates stated in such documents.

SUMMARY OF THE MATERIAL TERMS OF THE ARRANGEMENT
This summary term sheet, together with the sections entitled “Questions and Answers About the Arrangement and the Meeting” and “Summary,” summarizes certain information contained in this Circular, but does not contain all of the information that may be important to you. You should carefully read this entire Circular, including the attached Appendices, for a more complete understanding of the matters to be considered at the Meeting.
•
Verano Holdings Corp. (“Verano”), a British Columbia corporation, is a vertically integrated, multi-state cannabis operator in the United States, devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano designs, builds, and operates dispensaries under its retail brands including Zen Leaf™ and MÜV™, with the goal of delivering a superior cannabis shopping experience in both medical and adult-use markets.

•
Goodness Growth, a British Columbia corporation, is a multi-state cannabis company operating in the United States. Licensed in seven states and territories, Goodness Growth is physician-led and dedicated to providing patients with high quality cannabis-based products and compassionate care. Goodness Growth cultivates cannabis in environmentally friendly greenhouses, manufactures pharmaceutical-grade cannabis extracts, and sells its products at both Goodness Growth-owned and third-party dispensaries to qualifying patients and adult-use customers.

•
On January 31, 2022, Goodness Growth entered into an arrangement agreement with Verano (as amended on June 22, 2022, the “Arrangement Agreement”), pursuant to which Verano has agreed, subject to the terms and conditions thereof, to acquire all of Goodness Growth’s issued and outstanding subordinate voting shares (“Subordinate Voting Shares”), multiple voting shares (“Multiple Voting Shares”) and super voting shares (the “Super Voting Shares” and, together with the Subordinate Voting Shares and Multiple Voting Shares, the “Goodness Shares” or the “Goodness Growth Shares”), pursuant to the Plan of Arrangement described in and forming part of the Arrangement Agreement (the “Plan of Arrangement” and such transaction, the “Arrangement”).

•
Subject to the terms of the Arrangement Agreement and the Plan of Arrangement, Shareholders will be entitled to receive: (i) 0.22652 of a subordinate voting share of Verano (each share, a “Verano Subordinate Voting Share”), subject to adjustment in accordance with the provisions of the Plan of Arrangement (as may be adjusted, the “Exchange Ratio”), for each Subordinate Voting Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”), and (ii) based on the Exchange Ratio, 22.652 Verano Subordinate Voting Shares for each Super Voting Share and Multiple Voting Share outstanding immediately prior to the Effective Time, subject to adjustment in accordance with the provisions of the Arrangement Agreement. As of the Record Date, no event has occurred that would adjust the Exchange Ratio.

•
Management of Goodness Growth and the board of directors of Goodness Growth (the “Board”) considered various factors in determining whether to approve the Arrangement Agreement and the transactions contemplated thereby, including the recommendation of the Goodness Transaction Committee and the Hyperion Fairness Opinion (as defined under “Questions and Answers About the Arrangement and the Meeting — Why is Goodness Growth proposing to combine with Verano?”), and those described in the section entitled “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement.” When you consider the Board’s recommendation of these proposals, you should keep in mind that Goodness Growth directors and officers have interests in the Arrangement that are different from, or in addition to, the interests of Shareholders generally. Please see the section entitled “Proposal 1: Arrangement Resolution — Interests of Goodness Growth’s Directors and Management in the Arrangement” for additional information. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Arrangement and in recommending to the Shareholders that they vote “FOR” the proposals presented at the Meeting.

•
At the Meeting, the Shareholders will be asked to consider and vote on the following proposals:

•
to consider and, if thought advisable, to pass a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix “A” to the Circular, approving the Arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) whereby, among other things, Verano will acquire all of the issued and outstanding Goodness Shares, all as more particularly described in this Circular, including in the section entitled “The Arrangement Agreement and Related Agreements”;

•
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by the Articles of Goodness Growth (the “Goodness Articles”);

•
to elect the nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the next annual Shareholders meeting);

•
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the Board to fix their remuneration (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the end of the year’s audit); and

•
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

•
The Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No shareholder vote is required in connection with this item.

CURRENCY
All references to dollars or to “$” are references to United States dollars unless otherwise indicated.
QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Meeting. The following questions and answers may not include all the information that is important to the Shareholders. We urge the Shareholders to carefully read this entire Circular, including the appendices and the other documents referred to herein.
Why am I receiving these materials?
We are providing this Circular to you in connection with the solicitation, by the Board, of proxies to be voted at the Meeting. You are receiving this Circular because you were a Shareholder as of the close of business on [•], 2022 (the “Record Date”). The Notice of Meeting provides notice of the Meeting and this Circular describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders. This solicitation of your proxy or proxies (your vote) is made on behalf of management of Goodness Growth. The cost of this solicitation will be borne by Goodness Growth.
It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other representatives of Goodness Growth, including Goodness Growth’s proxy solicitation agent, Morrow Sodali LLC.
What is a Proxy?
A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you. We have enclosed a form of proxy with this Circular. You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.
When and where is the Meeting?
The Meeting will be held on [•], 2022 at [•] Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person. The live webcast will be available at https://web.lumiagm.com/233296322.
What is Goodness Growth proposing?
On January 31, 2022, Goodness Growth and Verano entered into the Arrangement Agreement, pursuant to which, Verano has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding Goodness Shares, pursuant to the Plan of Arrangement under the BCBCA. If the Arrangement is completed, holders of Subordinate Voting Shares will be entitled to receive 0.22652 of a Verano Subordinate Voting Share for each Subordinate Voting Share outstanding immediately prior to the Effective Time, and holders of Multiple Voting Shares and Super Voting Shares will be entitled to receive 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share, respectively, outstanding immediately prior to the Effective Time, in each case subject to adjustment in accordance with the provisions of the Arrangement Agreement.
At the Meeting, you will be asked to consider and vote upon the following proposals:
1.
to pass the Arrangement Resolution, the full text of which is set forth in Appendix “A” to the Circular, approving the Arrangement under Division 5 of Part 9 of the BCBCA whereby, among other things, Verano will acquire all of the issued and outstanding Goodness Shares, all as more particularly described in the Circular, including in the section entitled “The Arrangement Agreement and Related Agreements”;

2.
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by the Goodness Articles;

3.
to elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the next annual Shareholders meeting);

4.
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the Board to fix their remuneration (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the end of the year’s audit); and

5.
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

The Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No shareholder vote is required in connection with this item.
What are the Board’s recommendation as to how I should vote on these proposals?
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution in Proposal 1, “FOR” the setting of the number of directors at seven in Proposal 2, “FOR” the re-election of the nominees to the Board in Proposal 3, and “FOR” the appointment and remuneration of auditors in Proposal 4.
Why is Goodness Growth proposing to combine with Verano?
The Board believes that, at this stage of development and expansion of the U.S. cannabis market, companies with financial strength, including lower cost of capital, an enhanced national footprint and scale, diverse product range, premium brands and operational expertise are most likely to succeed in the long-term. In evaluating the Arrangement and the Arrangement Agreement, and in making its recommendations, the Board consulted with its legal and financial advisors, reviewed the opinion as to the fairness of the Arrangement to the Shareholders from a financial point of view (the “Hyperion Fairness Opinion”) received from Hyperion Capital Inc. (“Hyperion”) and gave careful consideration to all of the terms of the Arrangement Agreement and the Plan of Arrangement as well as the recommendation of the transaction committee of the Board appointed for the purpose of evaluating the Arrangement (the “Goodness Transaction Committee”). The Board considered a number of factors, including the reasons for which the Goodness Transaction Committee made its recommendations, along with the following factors and key strategic and financial benefits of the Arrangement:
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Goodness Transaction Committee.   The process of evaluating the Arrangement was led by the Goodness Transaction Committee, which is comprised of members of the Board who are not members of Goodness Growth management. The members of the Goodness Transaction Committee met regularly with Goodness Growth’s legal and financial advisors, members of Goodness Growth management, and other members of the Board throughout the process of negotiating the Arrangement. On January 30, 2022, the Board considered the Goodness Transaction Committee’s analysis, conclusions and unanimous determination that the Arrangement and the Arrangement Agreement and the transactions contemplated therein were in the best interests of Goodness Growth, and the Goodness Transaction Committee’s unanimous recommendations that the Board: (i) unanimously determine that the Arrangement is in the best interests of Goodness Growth and that the consideration to be received by the Shareholders pursuant to the Arrangement and the Arrangement Agreement is fair, from a financial point of view, to the Shareholders; (ii) unanimously resolve to approve the Arrangement on substantially the terms and conditions as set out in the Arrangement Agreement; (iii) resolve to authorize and approve, and direct Goodness Growth to execute, the Arrangement Agreement; and (iv) recommend that the Shareholders vote in favor of the Arrangement Resolution.

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Hyperion Fairness Opinion.   Hyperion delivered an opinion to the Goodness Transaction Committee and the Board that, as of January 31,2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.
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Cormark Fairness Opinion.   On January 31, 2022, Cormark Securities Inc. (“Cormark”) delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders (the “Cormark Fairness Opinion”).

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Strong and Expanding U.S. Multi-State Presence.   The resulting combined company of Goodness Growth and Verano (the “Combined Company”) is expected to have an expanded presence in 17 states, with projected active operations in 15, including 17 cultivation facilities totaling 1.3 million square feet of cultivation capacity, and 114 active dispensaries. The Combined Company is expected to obtain a vertically-integrated license in New York, which includes one cultivation facility, four active dispensaries, and four additional dispensaries planned in high-traffic locations. Additionally, the Combined Company is expected to obtain a vertically-integrated license in Minnesota which includes one cultivation facility and eight active dispensaries.

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Optimal Nationwide Presence to Pursue Growth.   Between 2022 and 2026, the net new markets in which the Combined Company is expected to enter into pursuant to the Arrangement are projected to generate combined cannabis industry revenue of more than $13.8 billion (BDSA Data).

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Addition of Premium Brands to Product Portfolio.   The Combined Company is expected to deliver a larger portfolio of in-house brands and national brand partners with a successful line of products across multiple form factors.

•
Enhanced Capital Markets Profile and Broader Access to Liquidity.   The Combined Company’s expanded capital markets profile is expected to appeal to a broader shareholder audience, enhance trading liquidity and increase weighting in index tracking portfolios, as well as provide for more beneficial access to capital.

For more information, see “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement.”
What will I receive for my Goodness Shares under the Arrangement?
If the Arrangement is completed, holders of Subordinate Voting Shares will be entitled to receive 0.22652 of a Verano Subordinate Voting Share for each Goodness Share outstanding immediately prior to the Effective Time, and holders of Multiple Voting Shares and Super Voting Shares will be entitled to receive 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share, respectively, outstanding immediately prior to the Effective Time, in each case subject to adjustment in accordance with the provisions of the Arrangement Agreement.
When will I receive the Verano Subordinate Voting Shares in exchange for my Goodness Shares under the Arrangement?
You will receive the Verano Subordinate Voting Shares due to you under the Arrangement as soon as practicable after the Arrangement becomes effective and all required documents are properly completed and received by our registrar, Odyssey Trust Company (“Odyssey”). It is anticipated that the Arrangement will be completed between the third and fourth calendar quarters of 2022, assuming the Arrangement Resolution is approved, the Supreme Court of British Columbia (the “Court”) and all other approvals have been obtained, and all other conditions of closing of the Arrangement have been satisfied or waived.
Will I receive fractional Verano Subordinate Voting Shares?
No. If the total number of Verano Subordinate Voting Shares that you will be entitled to receive would result in a fraction of a Verano Subordinate Voting Share being issuable, the number of Verano Subordinate Voting Shares you will receive will be rounded down to the nearest whole Verano Subordinate Voting Share.

What approvals are required for the Arrangement to be implemented?
The Arrangement requires the following conditions, among others, to be satisfied prior to completion:
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the Shareholders to consider, approve and adopt the Arrangement Resolution approving the Arrangement substantially in the form of Schedule B to the Arrangement Agreement;

•
the receipt of each of the Interim Order and the Final Order on terms consistent with the Arrangement Agreement; and

•
the receipt of the Closing Regulatory Approval.

For more information, see “Proposal 1: Arrangement Resolution — Regulatory Matters.”
When will the Arrangement become effective?
Subject to obtaining the approvals described above, as well as the satisfaction or waiver of all other conditions precedent set out in the Arrangement Agreement, it is anticipated that the Arrangement will be completed between the third and fourth calendar quarters of 2022.
What will happen to Goodness Growth if the Arrangement is completed?
If the Arrangement is completed, Verano will acquire all outstanding Goodness Shares and Goodness Growth will become a wholly-owned subsidiary of Verano. Verano intends to have the Goodness Shares deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), delisted from the Canadian Securities Exchange (the “CSE”) and removed from quotation on the OTCQX.
Are the Verano Subordinate Voting Shares listed on a stock exchange?
The Verano Subordinate Voting Shares are currently quoted in Canadian dollars on the CSE under the symbol “VRNO” and quoted in U.S. dollars on the OTCQX under the symbol “VRNOF.”
What are the Canadian federal income tax consequences of the Arrangement?
For a summary of certain of the principal Canadian federal income tax consequences of the Arrangement applicable to Shareholders, see below under the heading “Certain Canadian Federal Income Tax Considerations.” Such summary is not intended to be legal, business or tax advice. Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.
What are the U.S. federal income tax consequences of the Arrangement?
For a summary of certain of the principal U.S. federal income tax consequences of the Arrangement applicable to Shareholders, see “Certain U.S. Federal Income Tax Considerations” for a detailed discussion of the U.S. federal income tax treatment of the Arrangement. Such summary is not intended to be legal, business or tax advice. Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.
Are there risks I should consider in deciding whether to vote for the Arrangement?
Yes. The Arrangement is subject to a number of risks and uncertainties. There can be no certainty that all conditions precedent to the Arrangement will be satisfied or waived, and, accordingly, the Arrangement may not be completed. For example: (i) the Closing Regulatory Approval may not be obtained and, therefore, the market price of the Goodness Shares and Verano Subordinate Voting Shares may be affected; (ii) the Arrangement may be terminated in certain circumstances and the Termination Fee and Transaction Expenses, as applicable, provided under the Arrangement Agreement may discourage other parties from attempting to acquire Goodness Growth or Verano; and (iii) if the Arrangement is consummated, the difficulties that management of the resulting Combined Company may encounter in the process of integrating the business and operations of Goodness Growth with and into Verano could have an adverse effect on the revenues, level of expenses and operating results of the Combined Company.

Before deciding whether to vote for or against the Arrangement Resolution, you should carefully consider these and other risks as well as the more detailed discussion of risks found at “Risk Factors — Risks Related to the Arrangement” and other information included in this Circular.
Who may vote at the Meeting and how are votes counted?
Only record holders of our Goodness Shares as of the Record Date will be entitled to vote at the Meeting. On the Record Date, Goodness Growth had [•] Super Voting Shares, [•] Multiple Voting Shares and [•] Subordinate Voting Shares outstanding. On each matter to be voted upon at the Meeting, each outstanding Super Voting Share entitles the holder to 1,000 votes; each outstanding Multiple Voting Share entitles the holder to 100 votes; and each outstanding Subordinate Voting Share entitles the holder to one vote. To become effective, the Arrangement Resolution must be approved by: (i) at least 66 2/3 % of the votes cast by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Party. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
Does the Board support the Arrangement?
Yes. The Board has unanimously determined that the Arrangement is in the best interests of Goodness Growth and the Shareholders and recommends that the Shareholders vote FOR the Arrangement Resolution.
In making its recommendation, the Board considered a number of factors as described in this Circular under “Proposal 1: Arrangement Resolution — Background to the Arrangement,” and “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement,” including the Hyperion Fairness Opinion from Hyperion to the effect that, as of the date of such opinion, based upon and subject to the limitations and assumptions set out therein and such other matters as Hyperion considered relevant, the Exchange Ratio is fair, from a financial point of view, to the Shareholders and the Cormark Fairness Opinion delivered from Cormark to the Goodness Transaction Committee to the effect that, as of the date of such opinion, based upon and subject to the limitations and assumptions set out therein and such other matters as Cormark considered relevant, the Exchange Ratio is fair, from a financial point of view, to the Shareholders. See “Proposal 1: Arrangement Resolution — Opinions of Goodness Growth’s Financial Advisors” for more information.
Have any existing Shareholders already agreed to vote in favor of these proposals or lock-up their Goodness Shares?
Yes, on January 31, 2022, concurrently with the execution of the Arrangement Agreement, Verano entered into voting support agreements with Goodness Growth’s directors and officers (the “Voting Support Agreements”). Such Shareholders have agreed, subject to the terms of the Voting Support Agreements to, inter alia, vote in favor of the Arrangement Resolution and any other matters necessary for the consummation of the Arrangement. As of the Record Date, the Goodness Shares subject to the Voting Support Agreements represent approximately [•]% of the voting rights attached to all of the outstanding Goodness Shares voting together as a single class. With respect to the minority approval requirements by share class for a business combination under MI 61-101, (i) [•]% of the votes attaching to the Subordinate Voting Shares, (ii) [•]% of the votes attaching to Multiple Voting Shares and (iii) 100% of the votes attaching to the Super Voting Shares, are held by directors and officers that have signed Voting Support Agreements and other Interested Parties and will be excluded from such respective class votes for the purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
The Voting Support Agreements terminate in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms. Under the Arrangement Agreement, Goodness Growth has agreed to hold the Meeting no later than 245 days after the date of the Arrangement Agreement.
In addition, the Chief Executive Officer of Goodness Growth has entered into a lock-up agreement with Verano (the “Lock-Up Agreement”), pursuant to which he has agreed not to directly or indirectly sell or transfer any Verano Subordinate Voting Shares received by him, or under his control or direction, in connection with the Arrangement for a period of 12 months following the Effective Date. Pursuant to the terms of the Lock-Up Agreement, 20% of the covered securities will be released on the Effective Date and an additional 20% will be released from lock-up every three months thereafter during the 12-month term.
The foregoing is a summary of the principal terms of the Voting Support Agreements and Lock-Up Agreement. This summary does not purport to be complete and is qualified in its entirety by the complete text of the Voting Support Agreements, copies of the form of each being available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
What approvals are required for the Arrangement Resolution to be effective?
The required level of approval (the “Required Approval”) for the Arrangement Resolution to become effective is both: (i) at least 66 2/3 % of the votes cast by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Party. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
Goodness Growth’s directors and officers have entered into Voting Support Agreements pursuant to which they have agreed to vote in favor of the Arrangement Resolution and any other matters necessary for the consummation of the Arrangement. As of the Record Date, the Goodness Shares subject to the Voting Support Agreements represent approximately [•]% of the voting rights attached to all of the outstanding Goodness Shares voting together as a single class. With respect to the minority approval requirements by share class for a business combination under MI 61-101, (i) [•]% of the votes attaching to the Subordinate Voting Shares, (ii) [•]% of the votes attaching to Multiple Voting Shares, and (iii) 100% of the votes attaching to the Super Voting Shares, are held by directors and officers that have entered into Voting Support Agreements and other Interested Parties and will be excluded from such respective class votes for the purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
Are Shareholders entitled to Dissent Rights?
Yes, under the provisions of the Plan of Arrangement, the Interim Order and the BCBCA, Shareholders who are named as holders of record of Goodness Growth Shares (the “Registered Shareholders”) will have the right to dissent with respect to the Arrangement Resolution (the “Dissent Rights”). If the Arrangement becomes effective, any Registered Shareholder as of the Record Date who dissents from the Arrangement Resolution in compliance with Sections 237 to 247 of the BCBCA, as modified or supplemented by the Plan of Arrangement, the Interim Order and any other order of the Court (a “Dissenting Shareholder”) will be entitled to be paid the fair value of such Dissenting Shareholder’s Goodness Shares by Goodness Growth. The Dissent Rights are described in this Circular, in the Plan of Arrangement which is attached to this Circular as Appendix “C” and in Sections 237 to 247 of the BCBCA, a copy of which is attached to this Circular as Appendix “E.” If you are a Registered Shareholder and wish to dissent in respect of the Arrangement Resolution, you must provide a written dissent notice containing the information set out in Section 242 of the BCBCA, as described in this Circular (the “Dissent Notice”), to Goodness Growth at DLA Piper (Canada) LLP, 666 Burrard Street, Suite 2800, Vancouver, British Columbia V6C 2Z7 not later than 4:00 p.m. (Central Time) two business days immediately preceding the scheduled date of the Meeting (as it may be adjourned or postponed from time to time).
The procedures for dissenting to the Arrangement Resolution require strict compliance with the applicable dissent procedures. In addition to any other restrictions in the Interim Order or the BCBCA, pursuant to the Plan of Arrangement, the following do not have Dissent Rights: (i) holders of outstanding options to purchase Subordinate Voting Shares or Multiple Voting Shares, as applicable (the “Goodness Options”); (ii) holders of restricted share units for Subordinate Voting Shares or Multiple Voting Shares, as applicable (the “Goodness RSUs”), (iii) holders of outstanding warrants to purchase Multiple Voting Shares (the “Goodness MVS Warrants”); (iv) holders of outstanding warrants to purchase Subordinate Voting Shares (the “Goodness SVS Warrants,” and collectively with the Goodness MVS Warrants, the “Goodness

Warrants”); and (v) holders of Goodness Shares who vote in favor or have instructed a proxyholder to vote in favor of the Arrangement Resolution.
If you wish to exercise Dissent Rights, you should review the requirements summarized in this Circular carefully and consult with your legal advisor. If you do not strictly comply with the requirements of the BCBCA as modified or supplemented by the Plan of Arrangement, the Interim Order and any other order of the Court, you could lose your right to dissent. See “Proposal 1: Arrangement Resolution — Dissenting Shareholders’ Rights” for more information.
Under the Arrangement Agreement, it is a condition to closing in favor of Verano that holders of no more than 3% of the outstanding Goodness Shares shall have validly exercised their Dissent Rights.
How do I attend and participate at the Meeting?
Goodness Growth is holding the Meeting as a completely virtual meeting, which means the Meeting will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting, Shareholders must have a valid username.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/233296322. Such persons may enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting, as described below:
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Registered Shareholders: The control number located on the form of proxy (or in the email notification you received) is the Username. The password to the Meeting is “goodness2022” (case sensitive). If as a Registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

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Duly appointed proxyholders: Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed. The password to the Meeting is “goodness2022” (case sensitive). Only Registered Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Beneficial Shareholders (Shareholders who hold their Goodness Shares through a broker, investment dealer, bank, trust company, custodian, nominee, or other intermediary (an “Intermediary”)) who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Beneficial Shareholders who wish to appoint themselves as proxyholder to participate or vote at the Meeting) MUST submit their duly completed proxy or voting instruction form (“VIF”) AND register the proxyholder. See “How do I appoint a third-party as proxy?” for more information.

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Beneficial Shareholders and Guests: Beneficial Shareholders who have not duly appointed themselves as proxyholder, and other individuals, will be able to attend the Meeting online at https://web.lumiagm.com/233296322 as a guest but will not be able to participate or vote at the Meeting. The password to the Meeting is “goodness2022” (case sensitive). See “What is a Beneficial Shareholder?” for more information.

How do I submit my vote?
Voting by Proxy before the Meeting — Registered Shareholders
If you are a Registered Shareholder as of the Record Date, you can vote by:
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completing, dating and signing the enclosed proxy card and returning it to Odyssey, Goodness Growth’s registrar and transfer agent, by mail or hand delivery to Odyssey Transfer Inc., Trader’s Bank Building, 702, 67 Yonge Street, Toronto ON M5E 1J8; or

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logging on to the internet through Odyssey’s website at https://login.odysseytrust.com/pxlogin. Registered Shareholders must follow the instructions provided and refer to the enclosed proxy form for the holder’s account number and the proxy access number.

If you are voting by proxy, you must ensure that the proxy is received not later than [•] Central Time on [•], 2022, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Meeting at his or her discretion, without notice.
Voting by Proxy before the Meeting — Beneficial Shareholders
If you are a Beneficial Shareholder and wish to participate or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder, in addition to the steps described above you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit the completed and executed legal proxy to Odyssey. Requests for registration from Beneficial Shareholders that wish to participate or vote at the Meeting or, if permitted, appoint a third-party as their proxyholder must be sent by e-mail to appointee@odysseytrust.com and received by [•] Central Time on [•], 2022. See “What is a Beneficial Shareholder?” for more information.
Voting at the Meeting
Registered Shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to participate or vote at the Meeting. This is because Goodness Growth and its registrar and transfer agent do not have a record of the Beneficial Shareholders, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder.
If you are a Beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the VIF sent to you and must follow all of the applicable instructions provided by your Intermediary. See “How do I attend and participate at the Meeting?” above and “How do I appoint a third-party proxy?” below for more information.
Can I change or revoke my vote after I return my proxy card or VIF?
Yes. In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a proxy may revoke it by:
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Executing a proxy bearing a later date or by executing a valid notice of revocation, either of foregoing to be executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, if the Registered Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Odyssey or to Goodness Growth’s office at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, at any time up to and including the last business day that precedes the Meeting or any reconvening thereof, or to the Chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other matter provided by law; or

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Attending the Meeting online and voting the Registered Shareholder’s Goodness Shares.

A Beneficial Shareholder who wishes to revoke his, her, their, or its vote should carefully follow the instructions on how to do so provided by the applicable Intermediary, as instructions and timing may vary with each Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.
A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.
What happens if I send in my Goodness Growth share certificate(s) or DRS Statement(s) and the Arrangement Resolution is not approved or the Arrangement is not completed?
If the Arrangement Resolution is not approved or if the Arrangement is not otherwise completed, your Goodness Growth share certificate(s) or DRS Statement(s) will be returned promptly to you by the Depositary.

How do I appoint a third-party proxy?
The following applies to Shareholders who wish to appoint a person (a “third-party proxyholder”) other than the management nominees set forth in the form of proxy or VIF as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to participate or vote at the Meeting.
What is a Beneficial Shareholder?
The Shareholders who do not hold the Goodness Shares in their own name are known as “Beneficial Shareholders,” or “Non-Registered Shareholders.” If the Goodness Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Goodness Shares will not be registered in the Shareholder’s name on the records of Goodness Growth. Such Goodness Shares will more likely be registered under the names of Intermediaries. In Canada, the vast majority of such Goodness Shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Goodness Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Corporation (which acts as depositary for many United States brokerage firms and custodian banks).
Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every Intermediary has its own mailing process and provides its own return instructions to clients.
There are two kinds of Beneficial Shareholders: Objecting Beneficial Owners (“OBOs”) object to their name being made known to the issuers of securities which they own; and Non-Objecting Beneficial Owners (“NOBOs”) who do not object to the issuers of the securities they own knowing who they are.
We are taking advantage of the provisions of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer that permit us to directly deliver proxy-related materials to its NOBOs. We do not intend to pay for Intermediaries to forward proxy-related materials to its NOBOs. As a result, NOBOs can expect to receive a scannable VIF from our registrar and transfer agent, Odyssey. These VIFs are to be completed and returned to Odyssey in the envelope provided or by facsimile. In addition, Odyssey provides both telephone voting and internet voting as described on the VIF itself which contain complete instructions. Odyssey will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Meeting with respect to the Goodness Shares represented by the VIFs they receive.
If you are a Beneficial Shareholder, you should carefully follow the instructions of your Intermediary in order to ensure that your Goodness Shares are voted at the Meeting.
The proxy form supplied to you by your Intermediary will be similar to the proxy we provide to Registered Shareholders. However, its purpose is limited to instructing the Intermediary on how to vote your Goodness Shares on your behalf. Most Intermediaries delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in Canada and in the United States. Broadridge mails a VIF in lieu of the proxy provided by Goodness Growth. The VIF will name the same persons as are named on Goodness Growth’s form of proxy to represent your Goodness Shares at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of Goodness Growth), who is different from any of the persons designated in the VIF, to represent your Goodness Shares at the Meeting, and that person may be you. To exercise this right, insert the name of the desired representative, which may be you, in the blank space provided in the VIF. The completed VIF must then be returned to Broadridge in accordance with Broadridge’s instructions. Broadridge will then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of the Goodness Shares to be represented at the Meeting and the appointment of any shareholder’s representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have your Goodness Shares voted or to have an alternate representative duly appointed to attend the Meeting to vote your Goodness Shares.
Shareholders who wish to appoint a third-party proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Goodness Shares MUST submit their proxy or VIF (as applicable) appointing such third-party proxyholder AND register the third-party proxyholder, as described below.

Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or VIF. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate or vote at the Meeting.
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Step 1: Submit your proxy or VIF: To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the form of proxy or VIF (if permitted) and follow the instructions for submitting such form of proxy or VIF. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or VIF. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to participate or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder. See below under this section for additional details.

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Step 2: Register your proxyholder: To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com by [•] Central Time on [•], 2022 and provide Odyssey with the required proxyholder contact information, number of shares appointed, name in which the Goodness Shares are registered if you are a Registered Shareholder, or name of the Intermediary where the Goodness Shares are held if you are a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to participate or vote at the Meeting.

If you are a Beneficial Shareholder and wish to participate or vote at the Meeting, you MUST insert your own name in the space provided on the VIF sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary. Please also see further instructions under the heading “How do I attend and participate at the Meeting?” above for more information.
What happens if I hold my Goodness Shares in an RRSP, TFSA or RESP account?
For Canadian resident Shareholders that hold their Goodness Shares in an RRSP, TFSA, RESP or other registered account, no immediate Canadian tax will arise as a result of the Arrangement, whether or not any gain is realized on the disposition of their Goodness Shares. Further, Verano Subordinate Voting Shares will remain qualified investments for an RESP, TFSA and RRSP or other registered accounts. See “Certain Canadian Federal Income Tax Considerations — Non-Resident Shareholders — Eligibility for Investment” for more information.
What constitutes a quorum?
The Meeting will be held only if a quorum is present. A quorum will be present if there is at least one Shareholder or duly appointed proxyholder who is present in person or by proxy at the Meeting. Goodness Shares represented by properly completed proxy cards or VIFs either marked “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Meeting. If Goodness Shares are held by Intermediaries who are prohibited from exercising discretionary authority for Beneficial Shareholders who have not given voting instructions, those Goodness Shares will be counted as represented at the Meeting for the purpose of determining whether a quorum is present at the Meeting.
What vote is required to approve the proposals presented at the Meeting?
Except for the adjournment proposal, the vote required to approve all of the proposals listed herein assumes the presence of a quorum.

No.	Proposal	Votes Necessary
1.	Arrangement Resolution Proposal
Approval requires: (i) at least 66 2/3% of the votes cast by the holders of Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Parties pursuant to MI 61-101. In particular, approximately [•]% of the votes attaching to the Subordinate Voting Shares and [•]% of the votes attaching to Multiple Voting Shares are held by Interested Parties and will be excluded from such respective class votes for the purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Arrangement Resolution Proposal.

2.	Setting the Number of Directors Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Setting the Number of Directors Proposal.

3.	Director Election Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Director Election Proposal.

4.	Auditors Appointment Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Auditors Appointment Proposal.

How will broker non-votes be treated?
A “broker non-vote” occurs when an Intermediary who holds its customer’s Goodness Shares in street name submits proxies for such Goodness Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when Intermediaries have not received any instructions from their customers. Without specific instructions, Canadian Intermediaries are prohibited from voting their customers’ Goodness Shares.
Without specific instructions, U.S. Intermediaries, as the holders of record, are permitted to vote their customers’ Goodness Shares on “routine” matters only, but not on other matters. Goodness Shares for which U.S. Intermediaries have not received instructions from their customers will not be permitted to vote on the Arrangement.
Who will count the votes?
A representative of our registrar and transfer agent, Odyssey, will act as scrutineer at the Meeting and will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.

Who pays to prepare, mail and solicit the proxies?
The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers, and regular employees of Goodness Growth. Goodness Growth has also retained Morrow Sodali LLC to assist it in connection with its communications with Shareholders. In connection with these services, Morrow Sodali LLC is expected to receive a fee, including costs, of $20,000‑$40,000, including out-of-pocket expenses. Goodness Growth will bear all costs of this solicitation. We have arranged for Intermediaries to forward the Meeting materials to Non-Registered Shareholders and we may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.
How will my Goodness Shares be voted if I sign, date and return my proxy card or VIF?
If you sign, date and return your proxy card or VIF and indicate how you would like your Goodness Shares voted, your Goodness Shares will be voted or withheld from voting as you have instructed. If you sign, date and return your proxy card or VIF but do not indicate how you would like your Goodness Shares voted, your proxy will be voted “FOR” the approval and adoption of the Arrangement Resolution and the other matters put to Shareholders at the Meeting.
Does Goodness Growth have cumulative voting?
Shareholders have no cumulative voting rights, including with respect to the Arrangement or any other matter that will come before the Meeting.
What if other matters come up during the Meeting?
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
How do I contact the Secretary of Goodness Growth?
In several sections of this Circular, we suggest that you should contact the Secretary of Goodness Growth to follow up on various items. You can reach our Secretary by writing to Attn: Corporate Secretary, 207 South 9th Street, Minneapolis, Minnesota 55402 USA.
Principal Holders of Voting Securities.
As of the date of this Circular, to the knowledge of the directors and executive officers of Goodness Growth, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth carrying 10% or more of the voting rights attached to any class of outstanding voting securities of Goodness Growth entitled to vote at the Meeting, other than Dr. Kyle E. Kingsley, Goodness Growth’s Chair of the Board and Chief Executive Officer. Dr. Kyle E. Kingsley holds 65,411 Super Voting Shares, which represent approximately [•]% of all the issued and outstanding Goodness Shares as of [•], 2022 (calculated on an as converted to Subordinate Voting Share, non-diluted basis). Since Dr. Kingsley is an Interested Party, the votes with respect to the Goodness Shares held by Dr. Kingsley will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
Financial Statements.
The audited financial statements of Goodness Growth for the year ended December 31, 2021, including the report of the auditors thereon, will be placed before the Meeting. Additional information may be obtained upon request from the Vice President — Investor Relations at 207 S. Ninth Street, Minneapolis, Minnesota 55402 USA or by email at samgibbons@vireohealth.com. Copies of these documents and additional information are also available on Goodness Growth’s website at investors.vireohealth.com/financials/regulatory-filings/, under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.

Your vote is important.
Whether or not you plan to participate in the Meeting, prompt voting will be appreciated.
Shareholders can vote their Goodness Shares via the internet. Instructions for using this convenient service are provided on the proxy card or VIF. Of course, you may still vote your Goodness Shares on the proxy card or VIF via mail. To do so, we ask that you complete, sign, date and return the enclosed proxy card or VIF promptly in the postage-paid envelope.
Important Notice Regarding the Availability of Proxy Materials for the
Meeting of Shareholders to Be Held on [•], 2022:
This Circular and the Goodness Growth Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Goodness Growth AIF”) are available free of charge at:
investors.vireohealth.com/financials/regulatory-filings/. They are also available under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.

ACCOUNTING PRINCIPLES
All financial statements and financial data derived therefrom included in this Circular pertaining to Goodness Growth and Verano, including the unaudited pro forma condensed combined financial statements, have been prepared and presented in accordance with U.S. GAAP. Critical accounting policies, estimates, assumptions and elections may vary between Goodness Growth and Verano. Management of Goodness Growth and Verano have reviewed the unaudited pro forma condensed combined financial statements included in this Circular. For further details, see the notes to the unaudited pro forma condensed combined financial statements set forth under the heading “Unaudited Pro Forma Condensed Combined Financial Information” below.
Pro forma financial information included in this Circular is for informational purposes only and is unaudited. All unaudited pro forma financial information contained in this Circular has been derived from underlying financial statements prepared and adjusted in accordance with U.S. GAAP to illustrate the effect of the Arrangement. The pro forma financial information set forth in this Circular should not be considered to be what the actual financial position or other results of operations would have necessarily been had Goodness Growth and Verano operated as a single combined company as, at, or for the periods stated.
EXCHANGE RATE INFORMATION
The following table sets forth, for the periods indicated, the high, low, average and period-end daily average rates of exchange for US$1.00, expressed in Canadian dollars, posted by the Bank of Canada:
Year Ended December 31
	2021	2020	2019
	(C$)	(C$)	(C$)
Highest rate during the period	1.29	1.45	1.36
Lowest rate during the period	1.20	1.27	1.30
Average rate for the period	1.25	1.34	1.33
Rate at the end of the period	1.27	1.27	1.30
On July 18, the daily average rate of exchange posted by the Bank of Canada for conversion of U.S. dollars into Canadian dollars was $1.00 equals C$1.2948.
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
This Circular includes statements that Goodness Growth believes are, or may be considered to be, “forward-looking statements”. All statements other than statements of historical fact included in this Circular regarding the prospects of Goodness Growth’s industry or its prospects, plans, financial position or business strategy may constitute forward-looking statements within the meaning of applicable Securities Laws. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as “may,” “will,” “expect,” “intend,” “estimate,” “foresee,” “project,” “anticipate,” “believe,” “plan,” “forecast,” “continue” or “could” or the negative of these terms or variations of them or similar terms. Furthermore, forward-looking statements may be included in various filings that Goodness Growth makes with the United States Securities and Exchange Commission (the “SEC”) and with Canadian securities regulators or press releases or oral statements made by or with the approval of one of Goodness Growth’s authorized executive officers. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Although Goodness Growth believes that the expectations reflected in these forward-looking statements are reasonable, it cannot provide assurance that its expectations will prove to be correct. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect Goodness Growth’s business, operations, future results and financial condition, see “Risk Factors” in the Goodness Growth AIF.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Circular which reflect management’s opinions only as of the date hereof. Except as required by law, Goodness Growth undertakes no obligation to revise or publicly release the results of any revision to any forward-looking statements. You are advised, however, to consult any additional disclosures Goodness Growth makes in its reports to the SEC and with Canadian securities regulators. All subsequent written and oral forward-looking statements attributable to Goodness Growth or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this Circular.
Any information or statements that are contained in this Circular, including the documents incorporated by reference herein, that are not statements of historical fact may be deemed to be forward-looking statements including, but not limited to, statements with regards to:
•
expectations regarding whether the Arrangement will be consummated, including whether conditions to the consummation of the Arrangement will be satisfied, or the anticipated timing or closing of the Arrangement;

•
the anticipated value of the Verano Subordinate Voting Shares to be received by Shareholders, which may fluctuate in value due to the fixed Exchange Ratio and the trading prices of the Verano Subordinate Voting Shares;

•
expectations regarding receipt of the Closing Regulatory Approval and the expiration of relevant waiting periods, shareholder approvals, court approvals and satisfaction of other customary closing conditions;

•
estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues, margins, cash flow, profitability, and production of cannabis;

•
estimates of future costs applicable to sales, future capital expenditures, future cost reductions, and projected synergies including pre-tax synergies, cost savings and efficiencies;

•
the Combined Company anticipating having scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in the United States;

•
the Combined Company anticipating having an expended presence in 17 U.S. States, with projected active operations in 15, including 17 cultivation facilities totaling 1.3 million square feet of cultivation capacity and 114 active dispensaries;

•
the Combined Company anticipating obtaining one of only ten vertically-integrated licenses in New York, which includes one cultivation facility, four active dispensaries, and four additional dispensaries planned in high-traffic locations;

•
the Combined Company anticipating obtaining of one only two vertically-integrated licenses in Minnesota, including one cultivation facility and eight active dispensaries;

•
anticipated tax treatment of the Arrangement;

•
expectations of future balance sheet strength and future equity, including expectations for the effects of the Arrangement on the Combined Company’s financial position, cash flow and growth prospects;

•
any other strategic and financial benefits in connection with the Arrangement, including any anticipated future results and pro-forma financial information relating to the Combined Company;

•
the expectation that the new markets that the Combined Company is expected to enter into will generate combined revenue of more than $13.8 billion;

•
the expectation that the Combined Company will have an expanded capital markets profile;

•
the expectation that the Combined Company’s expanded market profile will appeal to a broader shareholder audience, enhance trading liquidity and increase weighting in index tracking portfolios and provide for more beneficial access to capital;

•
expectations regarding the size and composition of the board of directors of the Combined Company;

•
the number of Verano Subordinate Voting Shares issuable to Shareholders and the expected ownership percentages of Verano and Goodness Growth shareholders after the closing of the Arrangement; and

•
expectations that the Arrangement will allow the Combined Company to benefit from significant geographic diversification and economies of scale.

Certain material factors or assumptions are applied in making forward-looking statements. With respect to the Arrangement and this Circular, the expectations and assumptions expressed or implied in the forward-looking statements, include, but are not limited to the ability of the parties to receive, in a timely manner and on satisfactory terms, the Required Approval, the Closing Regulatory Approval and stock exchange and Court approvals for the Arrangement, the ability of the parties to satisfy, in a timely manner, the conditions to the closing of the Arrangement and other expectations and assumptions concerning the Arrangement.
The forward-looking statements contained in this Circular are subject to inherent risks and uncertainties and other factors which could cause actual results to differ materially from those anticipated by the forward-looking statements. The factors which could cause results to differ from current expectations include, but are not limited to:
•
the inherent uncertainty associated with financial or other projections or outlooks;

•
risks assumptions and expectations described in Goodness Growth’s critical accounting policies and estimates;

•
the adoption and impact of certain accounting pronouncements;

•
Goodness Growth’s future financial and operating performance;

•
the commercial and business plans of Goodness Growth and/or the Combined Company

•
the intention to grow the business, operations and potential activities;

•
the ability of Goodness Growth and Verano to complete the Arrangement;

•
the ability to maintain a strong financial position and manage costs;

•
the ability of Goodness Growth and Verano to maximize the utilization of their existing assets and investments;

•
that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement;

•
some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated;

•
the prompt and effective integration of the Combined Company;

•
the ability to achieve the anticipated synergies and value-creation contemplated by the Arrangement;

•
the risk associated with Goodness Growth’s ability to obtain the approval of the Arrangement by its shareholders required to consummate the Arrangement and the timing of the closing of the Arrangement, including the risk that the conditions to the Arrangement are not satisfied on a timely basis or at all;

•
the risk that a consent or authorization that may be required for the Arrangement is not obtained or is obtained subject to conditions that are not anticipated;

•
the risk that Goodness Growth may not obtain the necessary Closing Regulatory Approval required to complete the Arrangement;

•
the termination of the Arrangement by Goodness Growth or Verano and the payment of the termination amounts by Goodness Growth or Verano, as applicable, each pursuant to the terms of the Arrangement Agreement;

•
the potential payments to Dissenting Shareholders who properly exercise their Dissent Rights;

•
the inaccuracy or omission of historical information (other than publicly-available information) provided by Verano;

•
the negative impact on the market price for Verano Subordinate Voting Shares following the issuance of Verano Subordinate Voting Shares to Shareholders in connection with the Arrangement;

•
the inability of the Combined Company to incur additional debt or to service additional indebtedness incurred;

•
the inability of the Combined Company to service existing indebtedness;

•
the risk that the costs related to the Arrangement are significantly higher than expected;

•
the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement;

•
unanticipated difficulties or expenditures relating to the Arrangement, the response of business partners and retention as a result of the announcement and pendency of the Arrangement;

•
risks relating to the value of Verano Subordinate Voting Shares to be issued in connection with the Arrangement;

•
the impact of competitive responses to the announcement of the Arrangement;

•
increased competition, particularly from companies with greater financial, technical, marketing and other resources, and the ability of the Combined Company to be competitive;

•
the diversion of management time on Transaction-related issues;

•
there can be no assurance that the Arrangement will occur or that the anticipated strategic benefits and operational, competitive and cost synergies will be realized;

•
there can be no assurance that the market value of the Verano Subordinate Voting Shares that the holders of Goodness Growth Shares may receive on the Effective Date will equal or exceed the market value of the Goodness Growth Shares held by such Shareholders prior to the Effective Date;

•
changes in tax laws, regulations or future assessments;

•
the risk that the Arrangement does not qualify as a “reorganization” under Section 368(a) of the Code;

•
strict enforcement of United States federal law regarding cannabis;

•
the inability of the Combined Company to comply with evolving cannabis industry laws, regulations and guidelines;

•
the inability of the Combined Company to secure necessary supplies and services from third-party suppliers, manufacturers and contractors;

•
the inability to effect service of process within Canada upon the Combined Company or the majority of its directors, officers or experts;

•
the inability to enforce judgments obtained in Canadian courts against the Combined Company or certain of its directors, officers or experts;

•
failure to realize anticipated results, including revenue growth, anticipated cost savings or operating efficiencies from the Combined Company’s major initiatives, including those from restructuring;

•
risks relating to insurance coverage and uninsurable risks;

•
risks relating to the availability of energy sources and rising energy costs; and

•
assumptions and estimates required for the preparation of the pro forma financial statements may be materially different from the Combined Company’s actual results and experience in the future.

The foregoing risks or other risks arising in connection with the failure of the Arrangement, including the diversion of management attention from conducting the business of Goodness Growth may have a Material Adverse Effect on Goodness Growth’s business operations, financial results and share price.

Readers are cautioned that the foregoing list of factors is not exhaustive. Other risks and uncertainties not presently known to Goodness Growth or that Goodness Growth presently believes are not material could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein.
Additional information on these and other factors that could affect the operations or financial results of Goodness Growth or the Combined Company are included in reports filed by Goodness Growth with applicable securities regulatory authorities and may be available under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov. These risks and other factors are also discussed in more detail in this Circular under the heading “Risk Factors.” Readers are encouraged to read such section in detail.
The forward-looking statements contained in this Circular, including the documents incorporated by reference herein, are expressly qualified in their entirety by this cautionary statement. Goodness Growth cannot guarantee that the results or events expressed or implied in any forward-looking statement and information will materialize and accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which reflect Goodness Growth’s expectations only as of the date of this Circular. Goodness Growth disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SUMMARY
This summary highlights the key aspects of the matters to be considered at the Meeting, but does not contain all of the information that may be important to you. You should carefully read this entire document and the other documents Goodness Growth refers you to for a more complete understanding of the matters being considered at the Meeting. This summary is qualified in its entirely by the more detailed information appearing elsewhere in this Circular, including the Appendices (which are incorporated into and form part of this Circular). Certain capitalized terms used in this summary are defined in the Glossary of Defined Terms found in Appendix “K” of this Circular.
Meeting and Record Date
The Meeting will be held virtually through a live webcast on [•], 2022 at [•] Central Time. There will be no physical meeting location. The format of the virtual Meeting will ensure that Shareholders who attend the meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting. Accordingly, Shareholders that join the webcast of the Meeting will be able to listen and vote regardless of location.
In order to participate or vote at the Meeting, Shareholders must have a valid username. Only Registered Shareholders and duly appointed proxyholders will be able to participate and vote at the Meeting online at https://web.lumiagm.com/233296322. The password to the Meeting is “goodness2022” (case sensitive). For more information on attending and participating at the Meeting, see “Questions and Answers About the Arrangement and the Meeting — How do I attend and participate at the Meeting?”
The Board has fixed the close of business on [•], 2022 as the Record Date for the determination of the Shareholders entitled to receive notice of, and vote at, the Meeting. Only Shareholders whose names have been entered in the applicable register of Goodness Growth as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting.
See “Questions and Answers About the Arrangement and the Meeting — Who may vote at the Meeting and how are votes counted?” for more information.
Purpose of Meeting
In addition to the consideration of the annual meeting matters, the purpose of the Meeting is for Shareholders to consider and vote upon the Arrangement Resolution. See “Questions and Answers About the Arrangement and the Meeting — What is Goodness Growth proposing?” for more information.
To become effective, the Arrangement Resolution must be approved by: (i) at least 66 2/3 % of the votes cast by the holders of Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Party. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. See “Questions and Answers About the Arrangement and the Meeting — What vote is required to approve the proposals at the Meeting?” for more information.
The Companies
Goodness Growth
Goodness Growth is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. Goodness Growth’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, and its science and intellectual property developer, Resurgent Biosciences. Goodness Growth manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods™ and other retail locations and third-party dispensaries. Goodness Growth’s teams of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines, and developing meaningful intellectual property. Goodness Growth is currently licensed to grow, process, and/or distribute cannabis in eight markets and operates 18 dispensaries across the United States.
Goodness Growth’s registered office is located at Suite 2200, HSBC Building, 885 West Georgia Street, Vancouver, British Columbia V6C 3E8, and its head office is located at 207 South 9th Street, Minneapolis, Minnesota 55402 USA.
See “Information Concerning Goodness Growth” for more information.
Verano
Verano, a British Columbia corporation, is a vertically integrated, multi-state cannabis operator in the United States, devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano designs, builds, and operates dispensaries under its retail brands including Zen Leaf™ and MÜV™, with the goal of delivering a superior cannabis shopping experience in both medical and adult-use markets.
Verano is a reporting issuer in all provinces and territories of Canada and the Verano Subordinate Voting Shares are listed on the CSE under the symbol “VRNO.” The Verano Subordinate Voting Shares are also quoted for trading in the United States on the OTCQX marketplace operated by the OTC Market Group under the symbol “VRNOF.”
The head office of Verano is located at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. The registered office of Verano is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8. Verano’s website is www.verano.com.
See “Information Concerning Verano” for more information.
Background to the Arrangement
On January 31, 2022, Goodness Growth and Verano entered into the Arrangement Agreement, which sets out the terms and conditions for implementing the Arrangement. The Arrangement Agreement is the result of extensive arm’s length negotiations conducted since November 2021 among representatives of Goodness Growth and Verano.
A summary of the material events leading to the execution of the Arrangement Agreement and the material meetings, negotiations and discussions between Goodness Growth and Verano and their respective advisors that preceded the execution of the Arrangement Agreement and public announcement of the Arrangement is included in this Circular under “Proposal 1: Arrangement Resolution — Background to the Arrangement.”
Goodness Growth’s Reasons for the Arrangement
The following discussion of the information and factors considered by the Goodness Transaction Committee and the Board contains statements that are forward-looking in nature. This information should be read in light of the factors described in “Information Concerning Forward-Looking Statements”.
Goodness Transaction Committee
In evaluating the Arrangement and the Arrangement Agreement, and in reaching its determinations and making its recommendations to the Board, the Goodness Transaction Committee consulted with its legal and financial advisors, reviewed the Cormark Fairness Opinion and the Hyperion Fairness Opinion (together, the “Fairness Opinions”) and gave careful consideration to all of the terms of the Arrangement Agreement and the Plan of Arrangement. The Goodness Transaction Committee considered a number of factors, including, among others, and in no particular order, the following:

•
Strategic Alternatives and Business Objectives.   While the Goodness Transaction Committee remained optimistic with respect to the long-term prospects of Goodness Growth and its strategic business plan, management and target market, after a comprehensive review of Goodness Growth’s strategic alternatives, including remaining an independent publicly traded company and continuing to pursue Goodness Growth’s strategic plan on a stand-alone basis, and after soliciting and engaging in discussions regarding indications of interest from a number of parties potentially interested in pursuing a strategic transaction with Goodness Growth (the “Proposals”), the Goodness Transaction Committee determined that the Arrangement is the best alternative available to Shareholders. In particular, to achieve Goodness Growth’s strategic plan, Goodness Growth requires significant available capital and potential access to additional capital on a go-forward basis. The Arrangement will provide Goodness Growth with an enhanced platform and support to enable Goodness Growth to execute on its strategic plan should Verano do so. Given the current market dynamics, should Goodness Growth not pursue the Arrangement and instead complete the financing necessary to pursue Goodness Growth’s strategic plan, such financing is very likely to be materially dilutive to Shareholders and not alleviate the natural execution risk that exists with any growth-oriented strategic plan.

•
Premium to Goodness Growth Shareholders.   On January 30, 2022, the closing market price of a Verano Subordinate Voting Share to be issued as consideration under the Arrangement represented a premium of approximately 46.6% to the same day closing price of the Goodness Growth Subordinate Voting Shares on the CSE, or approximately 59.6% based on the 15-day volume-weighted average prices of Verano Subordinate Voting Shares and Goodness Growth Subordinate Voting Shares, on the CSE as of January 27, 2022.

•
Competitive Bid Process.   Proposals were sought from a number of potential counterparties and five Proposals were received by the Goodness Transaction Committee. Following the review, evaluation and negotiation of such Proposals, the Goodness Transaction Committee determined that Verano’s Proposal was in the best interests of all stakeholders of Goodness Growth, collectively, including the Shareholders. In connection with its evaluation of the Proposals, the Goodness Transaction Committee considered, among other things, Verano’s capital markets profile, financial position, significant operational expertise with a strong track record and Verano’s market positions in strategic markets.

•
Hyperion Fairness Opinion.   Hyperion delivered an opinion to the Goodness Transaction Committee and the Board that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.

•
Cormark Fairness Opinion.   The Goodness Transaction Committee retained Cormark to render an opinion to the Goodness Transaction Committee as to the fairness, from a financial point of view, to the Shareholders of the consideration to be received by the Shareholders under the terms of the Arrangement Agreement. On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders.

•
Arrangement Agreement.   The Goodness Transaction Committee reviewed and negotiated the Arrangement Agreement and considered the legal advice of DLA Piper and such other matters as the Goodness Transaction Committee deemed necessary or advisable in order to provide a recommendation to the Board in respect of the Arrangement Agreement and the Arrangement. The Arrangement Agreement includes, from each of Goodness Growth and Verano, representations, warranties and covenants and the conditions to their respective obligations that are reasonable, in the judgment of the Goodness Transaction Committee following consultations with its advisors, and are the product of arm’s length negotiations between Goodness Growth and its advisors and Verano and its advisors.

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Required Shareholder Approval.   The Arrangement must be approved by at least (i) 66 2/3 % of the votes cast on the Arrangement Resolution by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class, and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Party for the purposes of “minority approval” pursuant to MI 61-101. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.

•
Procedural Safeguards for the Benefit of Shareholders.   Procedural safeguards have been obtained for the benefit of Shareholders in connection with the Arrangement, including:

•
the terms of the Arrangement Agreement allow the Board to respond, in accordance with its fiduciary duties, to an unsolicited Acquisition Proposal that would be reasonably likely, if consummated in accordance with its terms, to be a Superior Proposal (as such terms are defined in the Arrangement Agreement);

•
the fact that the Arrangement Resolution must be approved by the Shareholders entitled to vote thereon at the Meeting in accordance with the Interim Order;

•
the fact that the Arrangement must also be approved by the Court, which will consider the substantive and procedural fairness of the Arrangement to all Shareholders; and

•
that any Shareholder who opposes the Arrangement may, in strict compliance with statutory requirements, exercise Dissent Rights and receive the fair value of such Dissenting Shareholder’s Goodness Growth Shares.

•
Meaningful Participation by Shareholders in the Future Growth of the Combined Company.   Under the Arrangement, Shareholders will receive, in consideration for their Goodness Growth Shares, Verano Subordinate Voting Shares. As a result, Shareholders, as of January 31, 2022, the date of the Arrangement Agreement, had the opportunity to own approximately 10.1% of the Combined Company on a pro forma basis. The combination is an opportunity to own shares in a larger, licensed cannabis operator with a broader geographic footprint, and a lower cost of capital, providing Shareholders with exposure to strong growth opportunities in the United States cannabis industry through the Combined Company’s broader and enhanced profile.

Board
The Board believes that, at this stage of development and expansion of the U.S. cannabis market, companies with financial strength, including lower cost of capital, an enhanced national footprint and scale, diverse product range, premium brands and operational expertise are most likely to succeed in the long-term. In evaluating the Arrangement and the Arrangement Agreement, and in making its recommendations, the Board consulted with its legal and financial advisors, reviewed the Hyperion Fairness Opinion and gave careful consideration to all of the terms of the Arrangement Agreement and the Plan of Arrangement as well as the recommendation of the Goodness Transaction Committee. The Board considered a number of factors, including the reasons for which the Goodness Transaction Committee made its recommendation, along with the following factors and key strategic and financial benefits of the Arrangement:
•
Goodness Transaction Committee.   The process of evaluating the Arrangement was led by the Goodness Transaction Committee, which is comprised of members of the Board who are not members of Goodness Growth management. The members of the Goodness Transaction Committee met regularly with Goodness Growth’s legal and financial advisors, members of Goodness Growth management, and other members of the Board throughout the process of negotiating the Arrangement. The Board considered the Goodness Transaction Committee’s analysis, conclusions and unanimous determination that the Arrangement and the Arrangement Agreement and the transactions contemplated therein were in the best interests of Goodness Growth, and the Goodness Transaction Committee’s unanimous recommendation that the Board: (i) unanimously determine that the Arrangement is in the best interests of Goodness Growth and that the consideration to be received by the Shareholders pursuant to the Arrangement and the Arrangement Agreement is fair, from a financial point of view, to the Shareholders; (ii) unanimously resolve to approve the Arrangement on substantially the terms and conditions as set out in the Arrangement Agreement; (iii) resolve to authorize and approve, and direct Goodness Growth to execute, the Arrangement Agreement; and (iv) recommend that the Shareholders vote in favor of the Arrangement Resolution.
•
Hyperion Fairness Opinion.    Hyperion delivered the Hyperion Fairness Opinion to the Board that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.

•
Cormark Fairness Opinion.   On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders.

•
Strong and Expanding U.S. Multi-State Presence.   The Combined Company is expected to have an expanded presence in 17 states, with projected active operations in 15, including 17 cultivation facilities totaling 1.3 million square feet of cultivation capacity, and 114 active dispensaries. The Combined Company is expected to obtain a vertically-integrated license in New York, which includes one cultivation facility, four active dispensaries, and four additional dispensaries planned in high-traffic locations. Additionally, the Combined Company is expected to obtain a vertically-integrated license in Minnesota which includes one cultivation facility and eight active dispensaries.

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Optimal Nationwide Presence to Pursue Growth.   Between 2022 and 2026, the net new markets, in which the Combined Company is expected to enter into pursuant to the Arrangement are projected to generate combined cannabis industry revenue of more than $13.8 billion (BDSA Data).

•
Addition of Premium Brands to Product Portfolio.   The Combined Company is expected to deliver a larger portfolio of in-house brands and national brand partners with a successful line of products across multiple form factors.

•
Enhanced Capital Markets Profile and Broader Access to Liquidity.   The Combined Company’s expanded capital markets profile is expected to appeal to a broader shareholder audience, enhance trading liquidity and increase weighting in index tracking portfolios, as well as provide for more beneficial access to capital.

See “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement” for more information.
Recommendations of the Goodness Transaction Committee
The Goodness Transaction Committee, after consultation with Goodness Growth management and receipt of advice and assistance of its and Goodness Growth’s financial and legal advisors and after careful consideration of a number of alternatives and factors, including, among others, the Hyperion Fairness Opinion, the Cormark Fairness Opinion, and the factors set out below under the heading “Goodness Growth’s Reasons for the Arrangement,” unanimously determined that the Arrangement and entry into the Arrangement Agreement and related agreements are in the best interests of Goodness Growth and unanimously determined to recommend to the Board that it approve and authorize Goodness Growth to enter into the Arrangement Agreement and related agreements.
See “Proposal 1: Arrangement Resolution — Recommendation of the Goodness Transaction Committee” for more information.
Recommendations of the Board
The Board, after careful consideration, consultation with its legal and financial advisors and reviewing the Hyperion Fairness Opinion, and following the receipt and review of a unanimous recommendation of the Goodness Transaction Committee, believes that the Arrangement is in the best interests of Goodness Growth and the Shareholders and is fair, from a financial point of view, to the Shareholders.
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution.
The Board has also considered the annual meeting items, including fixing the number of directors at seven, the election of directors and the appointment of the independent auditors and fixing of their remuneration, and unanimously determined their approval to be in the best interests of Goodness Growth and the Shareholders.
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution in Proposal 1, “FOR” the setting of the number of directors at seven in Proposal 2, “FOR” the re-election of the nominees to the Board in Proposal 3, and “FOR” the appointment and remuneration of auditors in Proposal 4.
See “Proposal 1: Arrangement Resolution — Recommendation of the Board”, “Proposal 2: Setting Number of Directors”, “Proposal 3: Election of Directors” and “Proposal 4: Appointment of Auditors” for more information.
Opinions of Financial Advisors
Hyperion Fairness Opinion
Goodness Growth retained Hyperion to act as its financial advisor in conducting a sales process on behalf of Goodness Growth and in connection with the Arrangement, including rendering an opinion to the Board as to the fairness, from a financial point of view, to the Shareholders of the Exchange Ratio. On January 31, 2022, Hyperion delivered its oral opinion, subsequently confirmed in writing, to the Board that, as of the date of the Hyperion Fairness Opinion and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the Exchange Ratio in the Arrangement was fair, from a financial point of view, to the Shareholders. Hyperion is entitled to receive a transaction fee equal to 1.25% of the aggregate consideration paid and Goodness Growth’s net indebtedness, that is contingent on, and payable upon, the consummation of the Arrangement. See “Proposal 1: Arrangement Resolution — Opinions of Goodness Growth’s Financial Advisors — Hyperion” for more information.
The full text of the Hyperion Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “F” to this Circular and is incorporated herein by reference. The Hyperion Fairness Opinion was provided for the use and benefit of the Board and the Goodness Transaction Committee in their evaluation of the Arrangement. The Hyperion Fairness Opinion is limited solely to the fairness, from a financial point of view, of the consideration to be received by the Shareholders, and does not address Goodness Growth’s underlying business decision to effect the Arrangement or the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might be available to Goodness Growth. The Hyperion Fairness Opinion does not constitute a recommendation as to how any holder of securities of Goodness Growth should vote or act with respect to the Arrangement or any other matter.
Cormark Fairness Opinion
Pursuant to an engagement letter dated as of January 6, 2022, the Goodness Transaction Committee retained Cormark to render the Cormark Fairness Opinion to the Goodness Transaction Committee as to the fairness, from a financial point of view, to the Shareholders of the consideration to be received by the Shareholders under the terms of the Arrangement Agreement. On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders in respect of the Arrangement is fair, from a financial point of view, to the Shareholders.
The full text of Cormark’s written opinion dated January 31, 2022, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “G” to this Circular and is incorporated herein by reference. Cormark’s opinion was provided for the use and benefit of the Goodness Transaction Committee (solely in its capacity as such) in its evaluation of the Arrangement. Cormark’s opinion is limited solely to the fairness, from a financial point of view, of the consideration to be received by the Shareholders under the Arrangement Agreement, and does not address Goodness Growth’s underlying business decision to effect the Arrangement or the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might be available to Goodness Growth. Cormark’s opinion does not constitute a recommendation as to how any holder of securities of Goodness Growth should vote or act with respect to the Arrangement or any other matter.
Interests of Goodness Growth’s Directors and Management in the Arrangement
In considering the recommendation of the Board with respect to the Arrangement, Shareholders should be aware that members of Goodness Growth’s management will receive bonus payments aggregating $2,684,000 upon the consummation of the Arrangement and may receive additional severance payments and acceleration of full vesting of their equity awards if they are terminated from their employment with Goodness Growth after the consummation of the Arrangement. These management members may have interests which differ from those of other Shareholders which may create actual or potential conflicts of interest in connection the Arrangement. The Board is aware of these interests and considered them along with the other matters described above in “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement.” See “Proposal 1: Arrangement Resolution — Interests of Goodness Growth’s Directors and Management in the Arrangement” for more information.
Court Approval
Interim Order
The Arrangement requires approval by the Court under the BCBCA. On [•], 2022, Goodness Growth obtained the Interim Order providing for the calling, holding and conducting of the Meeting and other procedural matters. The Interim Order does not constitute approval of the Arrangement or the contents of this Circular. Copies of the Interim Order and the Notice of Hearing are attached hereto as Appendix “D” — “Interim Order” and Appendix “H” — “Notice of Hearing,” respectively.
Final Order
Subject to the terms of the Arrangement Agreement, and upon obtaining the Required Approval in the manner required by the Interim Order, Goodness Growth will apply to the Court for the Final Order. The application for the Final Order approving the Arrangement is scheduled for [•], 2022 at [•] a.m. (Central Time), or as soon after that date as is practicable. Any Shareholder or other interested party who wishes to participate or to be represented or to present evidence or argument at the Final Order hearing is required to file with the Court and deliver to Goodness Growth’s legal counsel at the address set out below, by or before [•] p.m. (Central Time) on [•], 2022, a Response to Petition and a copy of all materials upon which they intend to rely, subject to the rules of the Court, the Interim Order and any further order of the Court. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the rules of the Court, the Interim Order and any further order of the Court will be given notice of the postponement, adjournment or rescheduled date.
The Response to Petition and supporting materials must be delivered, within the time specified, to Goodness Growth’s legal counsel at the following address:
DLA Piper (Canada) LLP
666 Burrard Street, Suite 2800
Vancouver, British Columbia V6C 2Z7
Attention: Brent MacLean
Email: brent.maclean@dlapiper.com
Such persons who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements.

The Court will be advised, prior to the hearing of the application for the Final Order, that the Court’s approval of the Arrangement (and determination of the fairness thereof), will constitute the basis for reliance on the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(10) thereof, with respect to the issuance and distribution of the Verano Subordinate Voting Shares to be issued by Verano to Shareholders pursuant to the Arrangement, and with respect to the adjustment of the Goodness Options, Goodness RSUs and Goodness Warrants, which shall at the Effective Time cease to represent the rights to acquire Goodness Shares and instead represent a right to receive Verano Subordinate Voting Shares. See “Proposal 1: Arrangement Resolution — U.S. Securities Law Matters” for more information.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and the Court, in hearing the application for the Final Order, will consider, among other things, the fairness and reasonableness of the Arrangement to the parties affected, including Shareholders and holders of Goodness Options, Goodness RSUs, Goodness Warrants and other stakeholders as the Court determines appropriate, both from a substantive and a procedural point of view. The Court may approve the Arrangement as proposed or as amended, in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit. Depending on the nature of any required amendments, Goodness Growth and Verano may determine not to proceed with the Arrangement. See “Proposal 1: Arrangement Resolution — Court Approval” for more information.
Letter of Transmittal
A Letter of Transmittal has been mailed, together with this Circular, to each person who was a Registered Shareholder on the Record Date. Each Registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying Goodness Share certificate(s) or DRS Statement(s) and all other required documents, as applicable as set out in the Letter of Transmittal, in order to receive the Verano Subordinate Voting Shares to which such Shareholder is entitled under the Arrangement. It is recommended that Shareholders complete, sign and return the Letter of Transmittal with the accompanying Goodness Share certificate(s) or DRS Statement(s) to the Depositary as soon as possible.
Any Letter of Transmittal, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Shareholder except that all Letters of Transmittal will be automatically revoked if the Depositary is notified in writing by Goodness Growth and Verano that the Arrangement Agreement has been terminated, or if the Arrangement is not completed. If a Letter of Transmittal is automatically revoked, the share certificate(s) or DRS Statement(s) for the Goodness Shares received with the Letter of Transmittal will be promptly returned to the Shareholder submitting the same at the address specified in the Letter of Transmittal.
See “Proposal 1: Arrangement Resolution — Letter of Transmittal” for more information.
Regulatory Matters
HSR Act Approval
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), parties to a transaction that meet certain statutory jurisdictional tests and are not otherwise exempted must: (i) provide notice of that transaction to the U.S. Antitrust Division of the Department of Justice (the “DOJ”) and to the U.S. Federal Trade Commission (the “FTC”); and (ii) observe a statutory waiting period or if additional information is requested by the DOJ or FTC during such waiting period, thereafter receive clearance before that transaction can close. The Arrangement is subject to these notification and waiting period requirements. On February 14, 2022, Goodness Growth and Verano submitted to the DOJ and FTC their respective notifications required under the HSR Act. The statutory waiting period expired on March 16, 2022 with no additional information requested.
See “Proposal 1: Arrangement Resolution — Regulatory Matters — HSR Act Approval” for more information.

Issue and Resale of Verano Subordinate Voting Shares Received in the Arrangement
Canada
The distribution of the Verano Subordinate Voting Shares pursuant to the Arrangement will constitute a distribution of securities that is exempt from the prospectus requirements of Canadian securities legislation and is exempt from or otherwise is not subject to the registration requirements under applicable securities legislation. The Verano Subordinate Voting Shares received pursuant to the Arrangement will not be legended and may be resold in each of the provinces and territories of Canada provided that: (i) the trade is not a “control distribution” (as defined in National Instrument 45-102 — Resale of Securities); (ii) no unusual effort is made to prepare the market or to create a demand for Verano Subordinate Voting Shares; (iii) no extraordinary commission or consideration is paid to a person in respect of such trade; and (iv) if the selling securityholder is an insider or officer of Verano, the selling securityholder has no reasonable grounds to believe that Verano is in default of Canadian securities laws.
See “Proposal 1: Arrangement Resolution — Canadian Securities Law Matters” for more information.
United States
The Verano Subordinate Voting Shares to be received by Shareholders in exchange for their Goodness Shares pursuant to the Arrangement will not be registered under the Securities Act or the securities laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act and exemptions from or qualifications under the registration requirements under the securities laws of applicable states of the United States. Section 3(a)(10) of the Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, from the registration requirements of the Securities Act, where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and have received timely and adequate notice thereof. The Court is authorized to conduct a hearing at which the fairness of the terms and conditions of the Arrangement will be considered. Accordingly, the Final Order will, if granted, constitute a basis for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof with respect to the Verano Subordinate Voting Shares to be received by Shareholders in exchange for their Goodness Shares and with respect to the adjustment of the Goodness Options, Goodness RSUs and Goodness Warrants, which shall at the Effective Time cease to represent the rights to acquire Goodness Shares and instead represent a right to receive Verano Subordinate Voting Shares.
The Verano Subordinate Voting Shares to be received by Shareholders in exchange for their Goodness Shares pursuant to the Arrangement will be freely transferable under U.S. federal securities laws, except by persons who are affiliates of Verano after the Effective Date, or were affiliates of Verano within 90 days prior to the Effective Date. Persons who may be deemed to be affiliates of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer.
Any resale of Verano Subordinate Voting Shares by such an affiliate (or, if applicable, former affiliate) may be subject to additional restrictions under the Securities Act, absent an exemption therefrom such as Rule 144 or Rule 904 under Regulation S.
See “Proposal 1: Arrangement Resolution — U.S. Securities Law Matters” for more information.
Pro Forma Economic Ownership of the Combined Company
Based on the shares of Goodness Growth and Verano issued and issuable as of January 31, 2022, the Exchange Ratio at such time would have resulted in the Shareholders and Verano shareholders owning approximately 10.1% and 89.9%, respectively, of the outstanding equity interests in the Combined Company on a fully diluted basis.
See “Proposal 1: Arrangement Resolution — Pro Forma Economic Ownership of the Combined Company” for more information.
Stock Exchange Listing and Reporting Issuer Status
If the Arrangement is completed, Verano intends to have the Goodness Shares deregistered under the Exchange Act, delisted from the CSE and removed from quotation on the OTCQX. In addition, Verano currently expects to list the Verano Subordinate Voting Shares issued pursuant to the Arrangement on the CSE at, or as soon as practicable following, the Effective Time, which trading price will be in Canadian dollars. Consequently, following the closing of the Arrangement, Shareholders are expected to be able to trade their Verano Subordinate Voting Shares on either the CSE or the OTCQX, subject to compliance with applicable securities laws.
See “Proposal 1: Arrangement Resolution — U.S. Securities Law Matters” and “Proposal 1: Arrangement Resolution — Canadian Securities Law Matters” for more information.
Treatment of Outstanding Goodness Growth Convertible Securities
At the Effective Time, in each case subject to the terms of the Arrangement Agreement and the Plan of Arrangement, pursuant to the Arrangement: (i) all outstanding Goodness Options, whether vested or unvested, shall, in accordance with the Equity Incentive Plans and at the time specified in the Plan of Arrangement, cease to represent a right to acquire Goodness Shares and instead represent the right to acquire Verano Subordinate Voting Shares; (ii) all outstanding Goodness RSUs, whether vested or unvested, shall, in accordance with the Equity Incentive Plans and at the time specified in the Plan of Arrangement, cease to represent the right to receive Goodness Shares and instead represent the right to receive Verano Subordinate Voting Shares; (iii) each of the outstanding Goodness Warrants, whether vested or unvested, shall cease to represent a warrant or other right to acquire Goodness Shares and shall be exchanged at the Effective Time for Replacement Warrants. See “Proposal 1: Arrangement Resolution — Treatment of Goodness Growth Convertible Securities” for more information.
See “Proposal 1: Arrangement Resolution — Treatment of Goodness Growth Convertible Securities” for more information.
The Arrangement Agreement
The Arrangement Agreement provides for, among other things, the conditions that need to be satisfied or waived prior to the effectiveness of the Arrangement and implementation of the Plan of Arrangement. The following is a summary of certain terms of the Arrangement Agreement and is qualified in its entirety by the full text of the Arrangement Agreement, a copy of which is attached to this Circular as Appendix “B” and is available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
See “The Arrangement Agreement and Related Agreements” for more information.
Covenants, Representations and Warranties
The Arrangement Agreement contains certain customary and negotiated covenants and representations and warranties for an agreement of this type, which are summarized in this Circular.
See “The Arrangement Agreement and Related Agreements — Covenants” and “The Arrangement Agreement and Related Agreements — Representations and Warranties” for more information.
Conditions to the Arrangement
The obligations of Goodness Growth and Verano to consummate the Arrangement are subject to the satisfaction or waiver of certain conditions set out in the Arrangement Agreement, including, but not limited to, (a) obtaining the Required Approval, (b) obtaining the Interim Order and Final Order, (c) the Closing Regulatory Approval having been obtained, (d) no law being in effect that makes the Arrangement illegal or otherwise prevents the parties from consummating the Arrangement, (e) no Material Adverse Effect having occurred in respect of the other party, (f) subject to certain materiality exceptions, the accuracy of the representations and warranties of the other party, and (g) the performance in all material respects by the other party of its covenants under the Arrangement Agreement.
See “The Arrangement Agreement and Related Agreements — Conditions to Completion of the Arrangement” for more information.
Non-Solicitation Provisions
Goodness Growth is subject to restrictions on its ability to solicit proposals from third parties with respect to Acquisition Proposals, to provide non-public information to, or to participate or engage in discussions or negotiations with third parties or take certain other actions regarding any Acquisition Proposal, with customary exceptions for unsolicited Acquisition Proposals in the event, among other things, that the Board determines in good faith that such Acquisition Proposals are, or could reasonably be expected to lead to, a Superior Proposal.
See “The Arrangement Agreement and Related Agreements — Covenants Regarding Non-Solicitation” for more information.
Termination
Termination of the Arrangement Agreement
The Arrangement Agreement contains termination rights for each of Goodness Growth and Verano, subject to limitations on termination set out in the Arrangement Agreement and in specified circumstances the payment of the Termination Fee. Rights to terminate include but are not limited to, the right of either party to terminate in the event that: (a) the Arrangement has not occurred by the Outside Date (provided that a party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur was caused by, or is a result of, a breach by such party of any of its covenants or agreements under the Arrangement Agreement), which Outside Date shall be automatically extended to April 30, 2023 in the event that the Closing Regulatory Approval or Antitrust Approvals have not been obtained by December 31, 2022; (b) mutual written agreement of Goodness Growth and Verano; (c) no law being in effect that makes the Arrangement illegal or otherwise prevents the parties from completing the Arrangement, or (d) the approval of the Arrangement Resolution by Shareholders is not obtained.
See “The Arrangement Agreement and Related Agreements — Termination” for more information.
Transaction Expenses
Transaction Expenses are payable by the other Party upon the occurrence of an Expense Fee Event.
The Transaction Expenses will be paid by wire transfer of immediately available funds within five business days of receipt of an invoice: (i) by Goodness Growth, if an Expense Fee Event occurs due to a termination of the Arrangement Agreement in connection with the delivery of a Termination Notice to Goodness Growth or conditions resulting in a Material Adverse Effect; or (b) by Verano, if an Expense Fee Event occurs due to a termination of the Arrangement Agreement in connection with the delivery of a Termination Notice to Verano or conditions resulting in a Material Adverse Effect.
See “The Arrangement Agreement and Related Agreements — Termination Amounts” for more information.
Termination Fee
A termination fee of $14,875,000 is payable by Goodness Growth or Verano (the “Termination Fee”), in specified termination circumstances. These include if the Arrangement Agreement is terminated by:

(i) Verano, as a result of a Change in Recommendation or if Goodness Growth breaches the non-solicitation provisions of the Arrangement Agreement in any material respect, in which case the Termination Fee will be paid by Goodness Growth to Verano; (ii) Goodness Growth, as a result of failure of Verano to comply with its obligations to provide Goodness Growth with the Incremental Interest Amount each month, in which case the Termination Fee will be paid by Verano; (iii) Goodness Growth if, prior to obtaining the Required Approval and in compliance with the non-solicitation provisions of the Arrangement Agreement, the Board authorizes Goodness Growth to enter into a definitive written agreement with respect to a Superior Proposal, in which case the Termination Fee and the aggregate of the Incremental Interest Amounts will be paid by Goodness Growth to Verano; or (iv) either Party, as a result of the Required Approval not being obtained at the Meeting in accordance with the Interim Order or the Effective Time not having occurred by the Outside Date, if (A) prior to the date of such termination, any Person other Verano or its affiliates has made or publicly announced an Acquisition Proposal or publicly announced an intention do so and (B) within 12 months following the date of termination of the Arrangement Agreement, Goodness Growth completes an Acquisition Proposal or enters into a contract in respect of any Acquisition Proposal and such Acquisition Proposal is subsequently completed, in which case the Termination Fee will be paid by Goodness Growth to Verano (provided that the term “Acquisition Proposal” in this paragraph has the meaning given to such term in this Circular except that references to “20% or more” should instead refer to “50% or more”).
See “The Arrangement Agreement and Related Agreements — Termination Amounts” for more information.
Procedure for the Arrangement to Become Effective
The Arrangement will be implemented by way of a Court-approved Plan of Arrangement under the BCBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:
•
the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order; and

•
the Court must grant the Final Order approving the Arrangement.

In addition, the Arrangement will only become effective if all other conditions precedent to the Arrangement set out in the Arrangement Agreement, including the Closing Regulatory Approval, have been satisfied or waived by the appropriate party.
For a description of the other conditions precedent see “The Arrangement Agreement and Related Agreements — Conditions to Completion of the Arrangement.”
Effect of the Arrangement
If the Arrangement Resolution is passed, all conditions to closing of the Arrangement are satisfied or waived and the Arrangement is completed, among other things, Verano will acquire all of the issued and outstanding Goodness Shares and Goodness Growth will become a wholly-owned subsidiary of Verano.
Pursuant to the terms of the Arrangement Agreement, each Shareholder (other than Dissenting Shareholders) will receive 0.22652 of a Verano Subordinate Voting Share for each Subordinate Voting Share outstanding immediately prior to the Effective Time and holders of Multiple Voting Shares and Super Voting Shares will receive 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share, respectively, outstanding immediately prior to the Effective Time, in each case subject to adjustment in accordance with the provisions of the Arrangement Agreement.
See “Proposal 1: Arrangement Resolution — Description of the Plan of Arrangement”, “Proposal 1: Arrangement Resolution — Recommendation of the Board” and “Proposal 1: Arrangement Resolution — Recommendation of the Goodness Transaction Committee” for more information.
Board of Directors and Executive Officers of Combined Company
Goodness Growth expects the directors and management of Verano to remain in place at and after the Effective Time. There have been no definitive determinations between Verano and Goodness Growth regarding the role that Goodness Growth management may play in the Combined Company. See “Governance and Management of the Combined Company” for more information.
Required Approval
The procedures for approval of the Arrangement Resolution by Shareholders are provided for in the Interim Order. In accordance with the Interim Order, each holder of Goodness Shares is entitled to vote on the Arrangement Resolution at the Meeting. To become effective, the Arrangement Resolution must be approved by: (i) at least 66 2/3 % of the votes cast by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class; and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any Interested Parties for the purposes of “minority approval” pursuant to MI 61-101. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
See “Questions and Answers About the Arrangement and the Meeting — Does the Board support the Arrangement?” for more information.
Shareholder Dissent Rights
Section 291(2) of the BCBCA provides that the Court may make an order providing Registered Shareholders with Dissent Rights under the provisions of Sections 237 to 247 of the BCBCA or in any other manner the Court may direct with respect to a shareholder resolution approving a plan of arrangement. The Interim Order expressly provides Registered Shareholders as at the Record Date with the right to dissent from the Arrangement Resolution pursuant to Sections 237 to 247 of the BCBCA in the manner set forth in Sections 237 to 247 of the BCBCA, as modified and supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court. Dissenting Shareholders will be entitled, if ultimately successful and in the event the Arrangement becomes effective, to be paid the fair value of the Goodness Shares held by such Dissenting Shareholder determined as of the close of business on the last business day before the day on which the Arrangement is approved by the Shareholders at the Meeting.
Failure to strictly comply with the requirements with respect to the Dissent Rights set forth in the BCBCA, the Plan of Arrangement, the Interim Order and any other order of the Court will result in the loss of any right to dissent. Only Registered Shareholders as at the Record Date are entitled to exercise Dissent Rights. Any Non-Registered Shareholders who wish that Dissent Rights be exercised in respect of their Goodness Shares should immediately contact their Intermediary.
The failure to strictly comply with the procedures set forth in Sections 237 to 247 of the BCBCA, as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court, will result in the loss of such Shareholder’s Dissent Rights. As such, if a Shareholder wishes to exercise Dissent Rights, they should, in addition to obtaining their own independent legal advice, carefully read the Plan of Arrangement, the provisions of the BCBCA (including Sections 237 to 247 thereof) and the Interim Order, which are respectively attached to this Circular as Appendix “C” — “Plan of Arrangement,” Appendix “E” — “Dissent Provisions Under the BCBCA” and Appendix “D” — “Interim Order.” Also see “Proposal 1: Arrangement Resolution — Dissenting Shareholders’ Rights” of this Circular.
Accounting Treatment
Goodness Growth and Verano currently prepare financial statements in accordance with U.S. GAAP. The Arrangement will be accounted for as a business combination using the acquisition method of accounting with Verano being treated as the acquirer. The Arrangement will result in the recognition of assets acquired and liabilities assumed at fair value. Due to timing constraints, as of the date of this Circular, Verano has not performed the detailed valuation studies necessary to arrive at the final estimates of the fair value of the Goodness Growth assets to be acquired, the liabilities to be assumed and the related allocations of purchase price. We expect preliminary purchase accounting including valuation to be completed following the Closing Regulatory Approval and the closing of the Arrangement. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of Goodness Growth as of the Effective Date of the Arrangement.
See “Proposal 1: Arrangement Resolution — Accounting Treatment” for more information.
Certain Canadian Federal Income Tax Considerations
Certain Canadian federal income tax considerations applicable to Shareholders who beneficially own Goodness Shares and exchange their Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement are summarized herein under “Certain Canadian Federal Income Tax Considerations.” Shareholders should carefully review the applicable tax considerations resulting from the Arrangement and should consult their own tax advisors regarding the Canadian federal income tax consequences of the Arrangement.
See “Certain Canadian Federal Income Tax Considerations” for more information.
Certain U.S. Federal Income Tax Considerations
For a summary of certain material United States tax consequences of the Arrangement, see “Certain U.S. Federal Income Tax Considerations.” Such summary is not intended to be legal or tax advice to any particular Shareholder.
Voting Support and Lock-Up Agreements
Simultaneously with the execution of the Arrangement Agreement, Verano and directors and officers of Goodness Growth entered into the Voting Support Agreements, pursuant to which such Shareholders agreed, among other things, to vote their Goodness Shares in favor of the Arrangement Resolution and any other matters necessary for the consummation of the Arrangement. The Voting Support Agreements terminate upon the occurrence of specified events, including the termination of the Arrangement Agreement in accordance with its terms.
In addition, the Chief Executive Officer of Goodness Growth has entered into the Lock-Up Agreement, pursuant to which he has agreed not to directly or indirectly sell or transfer any Verano Subordinate Voting Shares received by him, or under his control or direction, in connection with the Arrangement for a period of 12 months following the Effective Date. Pursuant to the terms of the Lock-Up Agreement, 20% of the covered securities will be released on the Effective Date and an additional 20% will be released from lock-up every three months thereafter during the 12-month term.
See “Questions and Answers About the Arrangement and the Meeting — Have any existing Shareholders already agreed to vote in favor of these proposals or lock-up their Goodness Shares?” for more information.
No Fractional Shares
In no event shall any Shareholder be entitled to a fractional Verano Subordinate Voting Share. Where the aggregate number of Verano Subordinate Voting Shares to be issued to a Shareholder as consideration under the Arrangement would result in a fraction of a Verano Subordinate Voting Share being issuable, the number of Verano Subordinate Voting Shares to be received by such Shareholder shall be rounded down to the nearest whole Verano Subordinate Voting Share. Shareholders will not receive any additional compensation as a result of such adjustment.
See “Proposal 1: Arrangement Resolution — No Fractional Shares” for more information.
Risk Factors
There are a number of risk factors relating to the Arrangement, the business of Goodness Growth, the business of Verano and the business of the Combined Company, all of which should be carefully considered by Shareholders.
See “Risk Factors” in this Circular for more information.

Summary Unaudited Pro Forma Condensed Combined Financial Information
The following unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Goodness Growth and Verano, as adjusted to give effect to the Arrangement. The unaudited pro forma condensed combined balance sheet information as of March 31, 2022, and December 31, 2021 (the “summary pro forma balance sheet”) gives effect to the Arrangement as if it had occurred on December 31, 2021. The unaudited pro forma statement of operations information for the  quarter ended March 31, 2022, and the year ended December 31, 2021 (the “summary pro forma statement of operations”) gives effect to the Arrangement as if it had occurred on January 1, 2021. The necessary transaction accounting adjustment will be accounted for in the pro forma financial information to be filed by Verano subsequent to the Effective Date of the Arrangement. Goodness Growth expects preliminary purchase accounting, including valuation, to be completed following the Closing Regulatory Approval and the closing of the Arrangement.
The summary pro forma balance sheet and summary pro forma statement of operations should be read in conjunction with the unaudited pro forma condensed combined financial statements that give effect to the Arrangement, the Goodness Growth Financial Statements (as defined in Appendix “I”), the Goodness Growth AIF, and the Verano Financial Statements (as defined in Appendix “I”).
See “Unaudited Pro Forma Condensed Combined Financial Information” in this Circular.
Selected Pro Forma Financial Information
(In U.S. Dollars, except per share amounts)	Quarter Ended March 31, 2022	Year Ended December 31, 2021
Summary Pro Forma Balance Sheet
Cash and cash equivalents	$148,238,217	$114,273,279
Total assets	$2,800,768,422	$2,712,693,311
Long-term debt, net of current portion	$405,068,645	$303,483,907
Total liabilities	$1,275,018,795	$1,190,952,408
Total stockholders’ equity	$1,525,749,627	$1,521,740,903
Pro Forma Statement of Operations
Revenue	$217,873,572	$792,296,168
Gross profit	$102,157,678	$354,361,685
Net income (loss) after non-controlling interest	$(24,697,782)	$(48,366,475)
Net income (loss) per share – basic	$(0.07)	$(0.15)
Net income (loss) per share – diluted	$(0.07)	$(0.15)
Weighted average shares used in computation of net income (loss) per share – basic	355,305,592	318,489,897
Weighted average shares used in computation of net income (loss) per share – diluted	355,305,592	318,489,897

RISK FACTORS
The following risk factors should be considered by the Shareholders in evaluating whether to approve the Arrangement Resolution. These risk factors should be considered in conjunction with the other information contained in this Circular and documents Goodness Growth has filed under its SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov. The risk factors below relate to the Arrangement.
Risks Related to the Arrangement
There can be no assurance that all of the conditions precedent to closing of the Arrangement will be satisfied.
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside Goodness Growth’s control, including receipt of the Final Order, receipt of the Required Approval and receipt of the Closing Regulatory Approval.
In addition, the completion of the Arrangement by Goodness Growth and Verano is conditional on, among other things, no Material Adverse Effect on Goodness Growth or Verano having occurred, or having been disclosed to the public (if previously undisclosed to the public) in respect of the other Party.
There can be no certainty, nor can Goodness Growth or Verano provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Arrangement may not be completed. If the Arrangement is not completed, the market price of the Subordinate Voting Shares may be adversely affected.
The Closing Regulatory Approval may not be obtained or, if obtained, may not be obtained on a favorable basis.
To complete the Arrangement, each of Goodness Growth and Verano must make certain filings with and obtain certain consents and approvals from various governmental and regulatory authorities. The required Closing Regulatory Approval has not been obtained yet. The regulatory approval processes may take a lengthy period of time to complete, which could delay completion of the Arrangement. If obtained, the Closing Regulatory Approval may be conditioned, with the conditions imposed by the applicable Governmental Entity not being acceptable to either Goodness Growth or Verano, or, if acceptable, not being on terms that are favorable to the Combined Company. There can be no assurance as to the outcome of the regulatory approval processes, including the undertakings and conditions that may be required for approval or whether the Closing Regulatory Approval will be obtained. If not obtained, or if obtained on terms that are not satisfactory to either Goodness Growth or Verano, the Arrangement may not be completed.
If the Arrangement is not completed, the market price of the Subordinate Voting Shares may be adversely affected.
If, for any reason, the Arrangement is not completed or its completion is materially delayed and/or the Arrangement Agreement is terminated, the market price of the Subordinate Voting Shares may be materially adversely affected. Depending on the reasons for terminating the Arrangement Agreement, Goodness Growth’s business, financial condition or results of operations could also be subject to various material adverse consequences, including as a result of paying the Termination Fee, as applicable, or the Transaction Expenses.
Additionally, the market price for Subordinate Voting Shares, and the market price of stock of other companies operating in the cannabis industry, has been extremely volatile. The volatility of the market price for Subordinate Voting Shares may be based on speculative trading of each of Subordinate Voting Shares and merger arbitrage.
During the year ended December 31, 2021, the trading price of Subordinate Voting Shares on the CSE ranged between a low sales price of C$1.46 and a high sales price of C$4.92. Additionally, from January 1, 2022 through July 18, 2022, the trading price of Subordinate Voting Shares on the CSE fluctuated between a low sales price of C$1.37 and a high sales price of C$3.37 per share. The market price of the Subordinate Voting Shares may continue to be volatile and subject to wide fluctuations in response to numerous factors, many of which are beyond Goodness Growth’s control, including the following: (i) actual or anticipated fluctuations in Goodness Growth’s quarterly results of operations; (ii) recommendations by securities research analysts; (iii) changes in the economic performance or market valuations of other issuers that investors deem comparable to Goodness Growth; (iv) the addition or departure of Goodness Growth’s executive officers or other key personnel; (v) the release or expiration of lock-up or other transfer restrictions on the Goodness Shares; (vi) sales or perceived sales, or the expectation of future sales, of Subordinate Voting Shares; (vii) significant acquisitions or business combinations, strategic partnerships, joint ventures or capital commitments by or involving Goodness Growth or Goodness Growth’s competitors; and (viii) news reports relating to trends, concerns, technological or competitive developments, regulatory changes and other related issues in the cannabis industry or Goodness Growth’s target markets.
Investors may also purchase Subordinate Voting Shares to hedge existing exposure in Subordinate Voting Shares or to speculate on the price of Subordinate Voting Shares. Speculation on the price of Subordinate Voting Shares may involve long and short exposures. To the extent aggregate short exposure exceeds the number of Subordinate Voting Shares available for purchase in the open market, investors with short exposure may have to pay a premium to repurchase Subordinate Voting Shares for delivery to lenders of such common shares. Those repurchases may, in turn, dramatically increase the price of Subordinate Voting Shares until investors with short exposure are able to purchase additional Subordinate Voting Shares, as applicable, to cover their short position. This phenomenon is often referred to as a “short squeeze.” A short squeeze could exacerbate volatile price movements in Subordinate Voting Shares that are not directly correlated to the operating performance or prospects of Goodness Growth, respectively. Once investors purchase the Subordinate Voting Shares necessary to cover their short position, the share price of Goodness Share will likely decline rapidly and substantially relative to its levels during the short squeeze with such decline being unrelated to operating performance or prospects of Goodness Growth and may not return to levels at or above those during the short squeeze for a long time or at all. As a result, if an investor purchases Subordinate Voting Shares during a short squeeze, the investor will be at an increased risk of failing to sell the Goodness Shares at a price greater than what the investor paid for them and losing some or all of the investor’s investment.
There can be no assurance that the Arrangement Agreement will not be terminated by Goodness Growth or Verano in accordance with its terms.
Each of Goodness Growth and Verano has the right, in specified circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Arrangement. Accordingly, there can be no certainty, nor can Goodness Growth provide any assurance that the Arrangement Agreement will not be terminated by either of Goodness Growth or Verano prior to the completion of the Arrangement. In addition, if the Arrangement is not completed by the Outside Date, either Goodness Growth or Verano may choose to terminate the Arrangement Agreement. The Arrangement Agreement also includes the Termination Fee and Transaction Expenses, as applicable, payable if the Arrangement Agreement is terminated in specified circumstances. Additionally, any termination will result in the failure to realize the expected benefits of the Arrangement in respect of the operations and business of Goodness Growth and Verano.
The Termination Fee and the Transaction Expenses, as applicable, provided under the Arrangement Agreement may discourage other parties from attempting to acquire Goodness Growth.
Under the Arrangement Agreement, Goodness Growth is required to pay to Verano the Termination Fee in the event the Arrangement Agreement is terminated in connection with entry into a Superior Proposal and Transaction Expenses in other termination scenarios. These fees may discourage other parties from attempting to acquire Goodness Shares or otherwise make a Superior Proposal to Goodness Growth, even if those parties, would otherwise be willing to offer greater value to the Shareholders than that offered by Verano under the Arrangement.
The uncertainty surrounding the Arrangement could negatively impact Goodness Growth’s current and future operations, financial conditions and prospects.
As the Arrangement is dependent upon receipt, among other things, of the Closing Regulatory Approval and satisfaction of other conditions, its completion is uncertain. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of Goodness Growth’s resources to the completion thereof could have a negative impact on its relationships with its stakeholders and could have a material adverse effect on the current and future operations, financial condition and prospects of Goodness Growth.
In addition, Goodness Growth will continue to incur significant transaction expenses in connection with the Arrangement, regardless of whether the Arrangement is completed.
Restrictions during the pending Arrangement that prevent Goodness Growth from pursuing business opportunities could have a material adverse effect on Goodness Growth.
Goodness Growth is subject to non-solicitation provisions under the Arrangement Agreement, pursuant to which it is restricted from soliciting, initiating or knowingly encouraging any Acquisition Proposal, among other things. The Arrangement Agreement also restricts the Parties from taking specified actions until the Arrangement is completed without the consent of the other Party. These restrictions may prevent each Party from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement.
There can be no assurance that the value of the Verano Subordinate Voting Shares received by the Shareholders will equal or exceed the value of the Goodness Shares prior to the Effective Date.
The Exchange Ratio is fixed and will not increase or decrease due to fluctuations in the market price of the Subordinate Voting Shares or Verano Subordinate Voting Shares. The market price of the Subordinate Voting Shares or Verano Subordinate Voting Shares could each fluctuate significantly prior to the Effective Date in response to various factors and events, including, without limitation, as a result of the differences between Goodness Growth’s and Verano’s actual financial or operating results and those expected by investors and analysts, changes in analysts’ projections or recommendations, changes in general economic or market conditions, and broad market fluctuations. As a result of such fluctuations, historical market prices are not indicative of future market prices or the market value of the Verano Subordinate Voting Shares that holders of Goodness Shares will receive on the Effective Date. There can be no assurance that the market value of the Verano Subordinate Voting Shares that the holders of Goodness Shares will receive on the Effective Date will equal or exceed the market value of the Goodness Shares held by such Shareholders prior to the Effective Date. Similarly, there can be no assurance that the trading price of Verano Subordinate Voting Shares will not decline following the completion of the Arrangement.
The foregoing risks or other risks arising in connection with the failure of the Arrangement, including the diversion of management attention from conducting the business of Goodness Growth, may have a material adverse effect on Goodness Growth’s business operations, financial results and share price.
If the Arrangement is not approved by the Shareholders, or the Arrangement is otherwise not completed, then the market price for the Subordinate Voting Shares may decline.
If the Arrangement is not approved by the Shareholders, or the Arrangement is otherwise not completed, then the market price of the Subordinate Voting Shares may decline to the extent the current market price of the Subordinate Voting Shares reflects an assumption by the market that the Arrangement will be completed. If the Arrangement Resolution is not approved and the Board decides to seek another merger or arrangement, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the value of the Verano Subordinate Voting Shares to be transferred pursuant to the Arrangement.
Potential payments to Registered Shareholders who exercise Dissent Rights could have an adverse effect on the Combined Company’s financial condition or prevent the completion of the Arrangement.
Registered Shareholders have the right to exercise Dissent Rights and demand payment equal to the fair value of their Shares. If Dissent Rights are properly exercised in respect of a significant number of Goodness Shares, a substantial payment may be required to be made to such Registered Shareholders, which could have an adverse effect on the Combined Company’s financial condition and cash resources. Further, Verano’s obligation to complete the Arrangement is conditional upon no more than 3% of the outstanding

Goodness Shares being subject to Dissent Rights exercised by the Registered Shareholders of such Goodness Shares. Accordingly, the Arrangement may not be completed if the Registered Shareholders exercise Dissent Rights in respect of more than 3% of the outstanding Goodness Shares.
Other than publicly available information, Goodness Growth has relied on information made available by Verano.
Other than publicly available information, all historical information relating to Verano presented in this Circular has been provided in exclusive reliance on the information made available by Verano and its representatives. Although Goodness Growth has no reason to doubt the accuracy or completeness of the information provided herein by Verano, any inaccuracy or omission in such information contained in this Circular could result in unanticipated liabilities or expenses, increase the cost of integrating the Combined Company or adversely affect the operational plans of the combined entities and its result of operations and financial condition at Verano and may negatively affect the price of Verano Subordinate Voting Shares.
Goodness Growth directors and executive officers have interests in the Arrangement that are different from those of the Shareholders.
In considering the recommendation of the Board to vote in favor of the Arrangement Resolution, Shareholders should be aware that members of the Board and management of Goodness Growth have agreements or arrangements that provide them with interests in the Arrangement that differ from, or are in addition to, those of the Shareholders generally. See “Proposal 1: Arrangement Resolution — Interests of Goodness Growth’s Directors and Management in the Arrangement” and “Canadian Securities Law Matters — Minority Approval under MI 61-101” for more information.
Another attractive take-over, merger or business combination may not be available if the Arrangement is not completed.
If the Arrangement is not completed and is terminated, there can be no assurance that Goodness Growth will be able to find a party willing to pay equivalent or more attractive consideration than the consideration to be provided by Verano under the Arrangement or be willing to proceed at all with a similar transaction or any alternative transaction.
While the Arrangement is pending, Goodness Growth is restricted from taking specified actions, including the ability to solicit Acquisition Proposals from other potential purchasers.
The Arrangement Agreement restricts Goodness Growth from taking specified actions until the Arrangement is completed without the consent of Verano. While the terms of the Arrangement Agreement permit Goodness Growth to consider unsolicited Acquisition Proposals, the Arrangement Agreement restricts Goodness Growth from soliciting third parties to make an Acquisition Proposal. These restrictions may prevent Goodness Growth from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Goodness Growth. See “The Arrangement Agreement and Related Agreements — Covenants”.
Goodness Growth will incur costs even if the Arrangement is not completed and may have to pay the Termination Fee or Transaction Expenses.
Costs related to the Arrangement, such as legal, accounting and financial advisor fees, must be paid by Goodness Growth even if the Arrangement is not completed. If the Arrangement Agreement is terminated in specified circumstances, Goodness Growth may be required to pay Verano the Termination and Transaction Expenses, as applicable. There is no assurance that Goodness Growth will have the funds to pay these costs which would adversely affect the share price of Goodness Shares. See “The Arrangement Agreement and Related Agreements — Termination Amounts”.
Following completion of the Arrangement, former Shareholders will not have the ability to significantly influence corporate actions of Verano.
Following completion of the Arrangement, former Shareholders will not be in a position to exercise significant influence over matters requiring the approval of Verano’s shareholders, including the election of directors, determination of significant corporate actions, amendments to Verano’s governing documents and the approval of any Verano business combinations, mergers or takeover attempts.
Goodness Growth’s business, financial condition, results of operations, and cash flow may be negatively impacted by challenging global economic and geopolitical conditions.
Disruptions and volatility in global financial markets and declining consumer and business confidence, including as a result of the COVID-19 pandemic and/or the military conflict between Russia and Ukraine, have and could lead to further decreased levels of consumer spending, volatility or severe negative effects on the global economic markets, inflation, supply chain constraints, and an increased risk of cyberattacks or espionage. Goodness Growth’s operations could be affected by the economic context should the unemployment level, interest rates or inflation reach levels that influence consumer spending or components of Goodness Growth’s value chain and, consequently, impact Goodness Growth’s sales and profitability. These macroeconomic developments could negatively impact Goodness Growth’s business, which depends on the general economic environment and levels of consumer spending. As a result, Goodness Growth may not be able to maintain its existing customers or attract new customers, or Goodness Growth may experience increased operational costs or be forced to reduce the price of its products. Goodness Growth is unable to predict the likelihood of the occurrence, duration, or severity of such disruptions in the credit and financial markets and adverse global economic conditions. Any general or market-specific economic downturn could have a material, adverse effect on Goodness Growth’s business, financial condition, results of operations, and cashflow.
There are risks associated with COVID-19 and disease outbreaks.
A local, regional, national or international outbreak of a contagious disease, including the COVID-19 virus, could, (i) delay or prevent the satisfaction of the conditions precedent to the completion of the Arrangement, including the receipt of required regulatory or third-party approvals, (ii) result in a reduction in the demand for, and prices of, Goodness Growth’s and Verano’s products, (iii) cause shortages of employees to staff Goodness Growth’s and Verano’s facilities, (iv) interrupt supplies from third parties upon which Goodness Growth and Verano rely, (v) result in governmental regulation adversely impacting Goodness Growth’s and Verano’s respective businesses, including restrictions to contain the virus being imposed which may restrict, among other things, movement of individuals or the operation of certain businesses, and (vi) otherwise have a negative effect on Goodness Growth’s and Verano’s respective business, financial condition and results of operations. Such adverse effect could be rapid and unexpected.
Risks Related to the Combined Company
The business and operations of the Combined Company will be subject to the risks described in the documents of Goodness Growth and Verano incorporated by reference in this Circular, and certain unexpected, unforeseen or unknown risks. The Combined Company’s business, financial condition, results of operations and cash flows could be materially adversely affected by any of these risks. The market or trading price of Goodness Growth’s and Verano’s securities could decline due to any of these risks. Additional risks not presently known to Goodness Growth and Verano or that Goodness Growth and Verano currently considers immaterial may also prove to be material and may impair the Combined Company’s business and operations. In addition to risks associated with Goodness Growth’s and Verano’s business and operations, the following additional risks are associated with the Combined Company.
Goodness Growth and Verano may not integrate successfully.
Goodness Growth and Verano intend to integrate their operations together. However, operational and strategic decisions and staffing decisions have not yet been made. As a result, the Arrangement will present challenges to management, including the integration of management structures, operations, information technology and accounting systems and personnel of the two companies, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management’s attention and the loss of key employees or customers. These decisions and the integration of Goodness Growth’s and Verano’s operations may present challenges to management, including the integration of systems and personnel, and special risks, including possible unanticipated liabilities, unanticipated costs, and the loss of key employees.

The ability to realize the benefits of the Arrangement may depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on the Combined Company’s ability to realize the synergies, efficiencies and cost savings from integrating Goodness Growth’s and Verano’s businesses following completion of the Arrangement. The performance of the Combined Company after completion of the Arrangement could be adversely affected if the Combined Company cannot retain key employees to assist in the ongoing operations. As a result of these factors, it is possible that the cost reductions and synergies expected will not be realized.
The difficulties that the management of the Combined Company will encounter in the transition and integration processes could have an adverse effect on the revenues, level of expenses and operating results of the Combined Company. The amount and timing of the synergies the Parties hope to realize may not occur as planned. As a result of these factors, it is possible that any anticipated benefits from the Arrangement will not be realized.
The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement.
The pro forma financial statements contained in this Circular are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement for a number of reasons (including challenges related to the COVID-19 pandemic). For example, the pro forma financial statements have been derived from the historical financial statements of Goodness Growth and Verano and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating Goodness Growth and Verano is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the Combined Company following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Arrangement (including challenges related to the COVID-19 pandemic). Any potential decline in the Combined Company’s financial condition or results of operations may cause a significant decrease in the market price of Verano securities.
The issuance and future sale of Verano Subordinate Voting Shares could affect the market price.
Based on the number of outstanding Goodness Shares as of July 18, 2022, Verano currently expects to issue at the Effective Time an aggregate of 29,019,778 Verano Subordinate Voting Shares. The issuance of these shares, and the sale of Verano Subordinate Voting Shares in the public market from time to time, could depress the market price for Verano’s shares.
It may be challenging for the Combined Company to service additional indebtedness incurred.
The Combined Company may, subject to the limitations in the terms of any existing and future indebtedness, incur additional debt, secure existing or future debt, or recapitalize its debt. The Combined Company’s ability to make scheduled payments of the principal of, to pay interest on, or to refinance any current and future indebtedness, depends on its future performance, which is subject to economic, financial, competitive, and other factors beyond its control. The Combined Company’s business may not generate positive cash flow from its operations, in which case it may not have sufficient cash flows to service its debt and make necessary capital expenditures. If the Combined Company is unable to generate such cash flow, it may be required to adopt one or more alternatives, such as selling assets, restructuring debt, or obtaining additional equity capital on terms that may be onerous or highly dilutive. The Combined Company’s ability to refinance any current and future indebtedness will depend on the capital markets and its financial condition at such time. The Combined Company may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default on its debt obligations.

There is doubt as to the ability to enforce judgments in Canada or under Canadian law against U.S. subsidiaries, assets, and experts.
The Combined Company will have subsidiaries organized under the laws of various U.S. states. All of the assets of these entities are located outside of Canada and many of the experts that may be retained by the Combined Company or its affiliates are residents of countries other than Canada. As a result, it may be difficult or impossible for shareholders of the Combined Company to effect service within Canada upon such persons, or to realize against them in Canada upon judgments of courts of Canada predicated upon the civil liability provisions of applicable Canadian securities laws or otherwise. There is some doubt as to the enforceability in the U.S. by a court in original actions, or in actions to enforce judgments of Canadian courts, of civil liabilities predicated upon such applicable Canadian securities laws or otherwise. A court in the U.S. may refuse to hear a claim based on a violation of Canadian securities laws or otherwise on the grounds that such jurisdiction is not the most appropriate forum to bring such a claim. Even if a court in the U.S. agrees to hear a claim, it may determine that the local law in the U.S., and not Canadian law, is applicable to the claim. If Canadian law is found to be applicable, the content of applicable Canadian law must be proven as a fact, which can be a time-consuming and costly process. Certain matters of procedure will also be governed by U.S. law in such circumstances.
The directors and officers of the Combined Company may reside outside of Canada. Most or all of the assets of such persons may be located outside of Canada. Therefore, it may not be possible for shareholders of the Combined Company to collect or to enforce judgments obtained in Canadian courts predicated upon the civil liability provisions of Canadian securities laws against such persons. Moreover, it may not be possible for Combined Company shareholders to effect service of process within Canada upon such persons. Courts in the United States may refuse to hear a claim based on a violation of Canadian securities laws on the grounds that such jurisdiction is not the most appropriate forum to bring such a claim. Even if a United States court agrees to hear a claim, it may determine that the local law, and not Canadian law, is applicable to the claim. If Canadian law is found to be applicable, the content of applicable Canadian law must be proven as a fact, which can be a time-consuming and costly process.
Cannabis remains illegal under U.S. federal law, and enforcement of U.S. cannabis laws could change.
United States federal law now bifurcates the legality of “hemp” from “marihuana” (also commonly known as “marijuana”). For purposes of this Circular, the term “cannabis” means “marihuana” as set forth in the Controlled Substances Act and is used interchangeably with the terms “marihuana” or “marijuana,” but does not include “hemp”.
There are significant legal restrictions and regulations that govern the cannabis industry in the United States. Cannabis remains a Schedule I drug under the Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute, or possess cannabis in the United States. In those states in which the use of cannabis has been legalized, its use remains a violation of federal law pursuant to the Controlled Substances Act. Unless and until the U.S. Congress amends the Controlled Substances Act with respect to cannabis (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may also form the basis for prosecution under applicable U.S. federal money laundering legislation. While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with cannabis regulatory programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Combined Company of liability under U.S. federal law, nor will it provide an absolute defense to any federal proceeding which may be brought against the Combined Company.
The basis for the federal government’s lack of recent enforcement with respect to the cannabis industry extends beyond the strong public support for cannabis legalization and ongoing prosecutorial discretion. The U.S. Congress has repeatedly enacted legislation to protect the medical cannabis industry from prosecution. Since 2014, versions of the U.S. omnibus spending bill have included a provision, known most recently as the Joyce Amendment, prohibiting the Department of Justice, which includes the Drug Enforcement Administration, from using appropriated funds to prevent states from implementing their medical-use cannabis laws. In USA vs. McIntosh, the U.S. Court of Appeals for the Ninth Circuit held that the provision prohibits the DOJ from spending funds to prosecute individuals who engage in conduct permitted by state medical-use cannabis laws and who strictly comply with such laws. However, the court noted that, if the provision were not continued, prosecutors could enforce against conduct occurring during the statute of limitations even while the provision were previously in force. Other courts that have considered the issue have ruled similarly, although courts disagree about which party bears the burden of proof of showing compliance or noncompliance with state law. The U.S. Congress has continued to include the Joyce Amendment in each subsequent omnibus appropriations bill for fiscal years 2018, 2019, 2020, 2021 and 2022. Additionally, in 2021, President Joe Biden became the first president to propose a budget with the Joyce Amendment included. Notably, the Joyce Amendment has always applied only to medical cannabis programs, and does not expressly protect operators in the adult-use cannabis market. There have been attempts by Congressional supporters of cannabis legalization to extend the protections afforded by the Joyce Amendment to adult-use cannabis activities, but those efforts have been unsuccessful. Even in states or territories that have legalized cannabis to some extent, the cultivation, possession and sale of cannabis all remain violations of federal law that are punishable by imprisonment, substantial fines and forfeiture. Enforcement of federal law regarding cannabis is a significant risk and would greatly harm the Combined Company’s business, prospects, revenue, results of operation and financial condition. Any proceedings brought against the Combined Company under federal law may materially, adversely affect its operations and financial performance.
The Combined Company’s activities will be subject to evolving regulation by governmental authorities. The Combined Company will be, directly or indirectly, engaged in the cannabis industry in the United States where state law permits such activities. The legality of the production, cultivation, extraction, distribution, retail sales, transportation and use of cannabis differs among states in the United States. Due to the current regulatory environment in the United States, new risks may emerge, and management may not be able to predict all such risks.
As of the date of this filing, there are 37 states, plus the District of Columbia (and the territories of Guam, Puerto Rico, the U.S. Virgin Islands and the Northern Mariana Islands), that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Similarly, 19 states, the District of Columbia, Guam and the Northern Mariana Islands have legalized cannabis for adult-use.
Because the Combined Company’s anticipated future activities in the cannabis industry may be illegal under the applicable federal laws of the United States, there can be no assurance that the U.S. federal government will not seek to enforce the applicable laws against it. The consequences of such enforcement would likely be materially adverse to the Combined Company and its business, including its reputation, profitability and the market price of its publicly traded shares, and could result in the forfeiture or seizure of all or substantially all of its assets.
Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations. There can be no assurance that the federal government will not enforce federal laws relating to marijuana and seek to prosecute cases involving marijuana businesses that are otherwise compliant with state laws in the future. In 2013, the DOJ attempted to address the inconsistent treatment of cannabis under state and federal law. Deputy Attorney General James Cole sent all U.S. Attorneys the Cole Memorandum in August 2013, which outlined certain priorities for the DOJ relating to the prosecution of cannabis offenses. The Cole Memorandum noted that, in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, production, distribution, sale and possession of cannabis, conduct in compliance with such laws and regulations was not a priority for the DOJ. Describing the criminal enforcement of federal cannabis prohibitions against those complying with state cannabis regulatory systems as an inefficient use of federal investigative and prosecutorial resources, the Cole Memorandum gave federal prosecutors discretion not to prosecute against state law compliant cannabis companies in states that were regulating cannabis so long as they were not violating eight federal priorities such as avoiding youth usage. On January 4, 2018, then acting U.S. Attorney General Jeff Sessions issued a memorandum to all U.S. Attorneys (the “Sessions Memorandum”) rescinding the Cole Memorandum. The Sessions Memorandum, which remains in effect, states that each U.S. Attorney’s Office should follow established principles that govern all federal prosecutions when deciding which cannabis activities to prosecute.

As a result, federal prosecutors could and still can use their prosecutorial discretion to decide to prosecute even state-legal cannabis activities. Since the Sessions Memorandum was issued, however, U.S. Attorneys have not prosecuted state law compliant entities. While not formally rescinding the Sessions Memorandum, former Attorney General William Barr testified in his confirmation hearing on January 15, 2019, that he would not upset “settled expectations,” “investments,” or other “reliance interest[s]” arising as a result of the Cole Memo, and that he would not use federal resources to enforce federal cannabis laws in states that have legalized cannabis “to the extent people are complying with the state laws.” He stated: “My approach to this would be not to upset settled expectations and the reliance interests that have arisen as a result of the Cole Memorandum and investments have been made and so there has been reliance on it, so I don’t think it’s appropriate to upset those interests.” Supreme Court Justice Clarence Thomas has echoed Barr’s point about nullification. In a June 2021 opinion, he addressed the current state of federal prohibition and suggested that seminal case Gonzales v. Raich may be decided differently today: “If the Government is now content to allow States to act ‘as laboratories’ ‘and try novel social and economic experiments,’ . . . then it might no longer have authority to intrude on ‘[t]he States’ core police powers. . . .to define criminal law and to protect the health, safety, and welfare of their citizens.” Standing Akimbo, LLC v. United States, 141 S. Ct. 2236, 2238 (2021).
While President Biden’s current position on cannabis appears to fall short of full legalization, he campaigned on a platform of relaxing enforcement of cannabis proscriptions, including decriminalization generally. According to the Biden campaign website: “A Biden Administration will support the legalization of cannabis for medical purposes and reschedule cannabis as a CSA Schedule II drug so researchers can study its positive and negative impacts. This will include allowing the Veterans Affairs to research the use of medical cannabis to treat veteran-specific health needs.” He has pledged to “decriminalize” cannabis, which could prompt his U.S. Attorney General to issue policy guidance to U.S. Attorneys that they should not enforce federal cannabis prohibition against state law compliant entities and others legally transacting business with them.
At his confirmation hearing, current Attorney General Garland stated that he did not see enforcement of federal cannabis law as a high priority use of resources for the DOJ: “This is a question of the prioritization of our resources and prosecutorial discretion. It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use. I do think we need to be sure there are no end-runs around the state laws that criminal enterprises are doing. So that kind of enforcement should be continued. But I don’t think it’s a good use of our resources, where states have already authorized. That only confuses people, obviously, within the state.” While the statement is not a promise to avoid federal interference with state cannabis laws, it does signal that the enforcement priorities of DOJ lie elsewhere.
Numerous bills have attracted attention, including the Marijuana Opportunity Reinvestment and Expungement Act (the “MORE Act”), which was originally co-sponsored by now Vice President Harris in the Senate, and the Secure and Fair Enforcement Banking Act. Senate Majority leader Chuck Schumer also has proposed draft legislation that would legalize cannabis at the federal level (the “Cannabis Administration and Opportunity Act”). Additionally, Representative Nancy Mace (R. South Carolina) has introduced proposed draft legislation to decriminalize and tax cannabis at the federal level, the “States Reform Act”. However, we cannot predict the timing of any change in federal law or possible changes in federal enforcement. In the unlikely event that the federal government were to reverse its long-standing hands-off approach to the state legal cannabis markets and start more broadly enforcing federal law regarding cannabis, that would greatly harm the Combined Company’s business, prospects, revenue, results of operation and financial condition. Any proceedings brought against the Combined Company under federal law may materially, adversely affect its operations and financial performance.
The Combined Company will face intense competition in a new and rapidly growing industry by other licensed companies with more experience and financial resources than it may have and by unlicensed, unregulated participants.
The Combined Company will face intense competition from other companies, some of which have longer operating histories and more financial resources and manufacturing and marketing experience than it may have. Increased competition by larger and better-financed competitors could materially, adversely affect the Combined Company’s business, financial condition, and results of operations. Because of the early stage of the industry in which the Combined Company will operate, it will face additional competition from new entrants. If the number of consumers of cannabis in the states in which it operates increases, the demand for products will increase and it would be expected that competition will become more intense as current and future competitors begin to offer an increasing number of diversified products. To remain competitive, the Combined Company will require a continued high level of investment in research and development, facilities, marketing, and sales support. The Combined Company may not have sufficient resources to maintain research and development, facilities, marketing, and sales support efforts on a competitive basis, which could materially, adversely affect the business, financial condition, and results of its operations.
The Combined Company will also face competition from illicit sources of cannabis and cannabis products, which are unlicensed and unregulated, and which may sell products that are deemed more desirable than the Combined Company’s by certain consumers, including products with higher concentrations of active ingredients, and using delivery methods that the Combined Company may be prohibited from offering under certain state laws (for examples, states may prohibit certain edible or vaporizer products). Any inability or unwillingness of law enforcement authorities to enforce existing laws prohibiting the unlicensed cultivation and sale of cannabis and cannabis-based products could result in the perpetuation of the illicit market for cannabis and/or have a material, adverse effect on the perception of cannabis use. Any or all these events could have a material, adverse effect on the Combined Company’s business, financial condition, and results of operations.
The Combined Company’s reputation and ability to do business may be negatively impacted by its suppliers’ inability to produce and ship products.
The Combined Company will depend on third-party suppliers to produce and timely ship orders to it. Some products purchased from its suppliers will be resold to its customers, while others will be used in the production or packaging of its products. These suppliers could fail to produce products to its specifications or quality standards and may not deliver units on a timely basis. Any changes in the Combined Company’s suppliers’ ability to timely resolve production issues could impact its ability to fulfill orders and could also disrupt its business due to delays in finding new suppliers.
The Combined Company will be dependent on key inputs, suppliers and skilled labor for the cultivation, extraction, and production of cannabis products.
The cultivation, extraction and production of cannabis and derivative products is dependent on a number of key inputs and their related costs, including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs, such as the raw material cost of cannabis, could materially impact the Combined Company’s business, financial condition, results of operations or prospects. Some of these inputs may only be available from a single supplier or a limited group of suppliers. If a sole source supplier were to go out of business, the Combined Company might be unable to find a replacement for such source in a timely manner, or at all. If a sole-source supplier were to be acquired by a competitor of the Combined Company, that competitor may elect not to sell to the Combined Company in the future. Any inability to secure required supplies and services, or to do so on appropriate terms, could have a material, adverse effect on its business, prospects, revenue, results of operation and financial condition. The Combined Company will purchase key inputs on a purchase order basis from suppliers at market prices based on its production requirements and anticipated demand. The Combined Company believes that it will have access to a sufficient supply of the key inputs for the foreseeable future.
The nature of the cannabis industry may result in unconventional due diligence processes and acquisition terms that could have unknown and materially detrimental consequences to the Combined Company.
The uncertainty inherent in various aspects of the cannabis industry may result in what otherwise would be considered to be inadequate investment due diligence information and uncertain legal consequences relative to arrangements affecting a target investment. The reluctance of banks and other financial institutions to facilitate financial transactions in the cannabis industry can result in inadequate and unverifiable financial information about target investments, as well as cash management practices that are vulnerable to theft and fraud. The lack of established, traditional sources of financing for industry participants can result in unusual and uncertain arrangements affecting the ownership and obligations of a target investment. The reluctance of lawyers to represent industry participants in furtherance of financing and other business transactions can result in the lack of appropriate documentation setting forth the terms of the transactions, inadequately documented transactions, and transactions that in whole or in part are illegal under applicable state law, among other detrimental consequences. The Combined Company may have invested in, and may in the future invest in, businesses and companies that are or may become party to legal proceedings, may have inadequate financial and other due diligence information, may employ vulnerable cash management practices, lack written or adequate legal documents governing significant transactions, and otherwise have known or unknown conditions that could be detrimental to the Combined Company’s business and assets.
The Combined Company’s business is subject to the risks inherent in agricultural operations.
Cannabis is an agricultural product. There are risks inherent in the cultivation business, such as insects, plant diseases, and similar agricultural risks. Although the Combined Company’s cultivation will be substantially completed indoors under climate-controlled conditions, some cultivation will be completed outdoors and there can be no assurance that natural elements will not have a material, adverse effect on the production of its products and, consequentially, on its business, financial condition, or results of operations.
The Combined Company may encounter increasingly strict environmental regulation in connection with its operations and the associated permitting, which may increase the expenses for cannabis production or subject it to enforcement actions by regulatory authorities.
The Combined Company’s operations will be subject to environmental regulation in the various jurisdictions in which they operate. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage, and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors, and employees. There is no assurance that future changes in environmental regulation, if any, will not have a material, adverse effect on the business, financial condition, or results of operations of the Combined Company.
Government approvals and permits are currently, and may in the future be, required in connection with the Combined Company’s operations. To the extent such approvals are required and not obtained, the Combined Company may be curtailed or prohibited from its proposed production of cannabis or from proceeding with the development of its operations as currently proposed.
The Combined Company will face risks related to its insurance coverage and uninsurable risks.
The Combined Company’s business will be subject to a number of risks and hazards generally, including adverse environmental conditions, accidents, fires, riots, civil unrest, labor disputes, litigation and changes in the regulatory environment. Such occurrences could result in damage to assets, personal injury or death, environmental damage, delays in operations, monetary losses and possible legal liability.
Although the Combined Company intends to continue to maintain insurance to protect against certain risks in such amounts as it may consider to be reasonable, the Combined Company’s insurance may not cover all the potential risks associated with its operations. The Combined Company may also be unable to maintain insurance to cover these risks at economically feasible premiums. Insurance coverage may not continue to be available or may not be adequate to cover any resulting liability. Moreover, insurance against risks such as environmental pollution or other hazards encountered in its operations is not generally available on acceptable terms. The Combined Company might also become subject to liability for pollution or other hazards which it may not be insured against or which it may elect not to insure against because of premium costs or other reasons. Losses from these events may cause the Combined Company to incur significant costs that could have a material, adverse effect upon its financial performance and results of operations.
The Combined Company’s cannabis growing operations will consume considerable energy, which makes it vulnerable to the availability of energy sources and rising energy costs. Accordingly, shortages in energy sources and rising or volatile energy costs may adversely affect its business and financial results.
The ability to compete and grow the Combined Company’s business will be dependent on its continued access, at a reasonable cost and in a timely manner, to energy sources. No assurances can be given that the Combined Company will be successful in maintaining its required supply of energy sources and energy costs may continue to rise. This could have a material, adverse effect on its ability to cultivate and produce products and its financial results.
Synthetic products from the pharmaceutical industry may compete with cannabis use and products.
The pharmaceutical industry may attempt to dominate the cannabis industry, and in particular, legal cannabis, through the development and distribution of synthetic products that emulate the effects and treatment of organic cannabis. If they are successful, the widespread popularity of such synthetic products could change the demand, volume, and profitability of the cannabis industry. This could adversely affect the Combined Company’s ability to secure long-term profitability and success through the sustainable and profitable operation of the anticipated businesses and investment targets and could have a material, adverse effect on its anticipated business, financial condition, and results of operations.
The U.S. state and local regulation of cannabis is uncertain and changing.
There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, the Combined Company’s business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could materially adversely affect the Combined Company, its business and its assets or investments.
The rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All operating policies and procedures to be implemented by the Combined Company are compliance-based and are derived from the state regulatory structure governing cannabis businesses. Notwithstanding the Combined Company’s efforts and diligence, regulatory compliance, and the process of obtaining regulatory approvals may be costly and time-consuming. No assurance can be given that the Combined Company will receive and maintain the necessary licenses, permits or cards to continue operating its business. A state implementing an adult-use cannabis program may prohibit participation by the Combined Company in one or more aspects of that program or require the Combined Company to pay fees to participate, which fees may be material or prohibitive.
States in which the Goodness Growth and Verano are, and the Combined Company expects to be, licensed to cultivate, process and/or dispense cannabis may add a legal adult-use program, either by legislation or ballot initiative. There can be no assurance that the Combined Company will be permitted to participate in adult-use cannabis cultivation, processing or dispensing simply because it holds cannabis licenses.
Local laws and ordinances could also restrict the Combined Company’s business activity. Although its operations are legal under the laws of the states in which it operates, local governments often have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances, and similar laws could be adopted or changed and have a material, adverse effect on the Combined Company’s business.
Multiple states where cannabis is legal have or are considering special taxes or fees on businesses in the marijuana industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material, adverse effect upon the Combined Company’s business, prospects, revenue, results of operation and financial condition.
Risks Related to the Operations of Goodness Growth
Whether or not the Arrangement is completed, Goodness Growth will continue to face many of the risks that it currently faces with respect to its business and affairs. Some of these risk factors have been disclosed in the Goodness Growth AIF filed on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
Risks Related to the Operations of Verano
Whether or not the Arrangement is completed, Verano will continue to face many of the risks that it currently faces with respect to its business and affairs. Some of these risk factors have been disclosed in the documents of Verano incorporated by reference herein and filed under its SEDAR profile at www.sedar.com.
Risks Related to Taxes
The Arrangement may give rise to taxable income in the United States for the Shareholders who are U.S. citizens or residents, and there can be no assurances that material adverse tax consequences will not result from the Arrangement.
The Arrangement is structured to qualify as a “reorganization” under Section 368(a) of the Code and Goodness Growth and Verano intend to report the Arrangement consistent with such qualification. However, there can be no assurance that the Internal Revenue Service (“IRS”) will agree with or not otherwise challenge this position on the tax treatment of the Arrangement, which could result in the Arrangement being treated as a taxable exchange. Neither Goodness Growth nor Verano has applied for a ruling or received a tax opinion of counsel related to the Arrangement and neither intends to do so.
Dissenting Shareholders exercising appraisal rights could negatively impact the U.S. characterization of the Arrangement.
If the consideration paid to Dissenting Shareholders comes from Verano rather than Goodness Growth, the Arrangement could fail to qualify as a “reorganization” under Section 368(a) of the Code. This could negatively impact non-dissenting shareholders of Goodness Growth.
Changes in tax law could have a material impact on the Combined Company.
Changes to the U.S. federal income tax laws are proposed regularly and there can be no assurance that, if enacted, any such changes would not have an adverse impact on the Combined Company. For example, President Biden has suggested the reversal or modification of some portions of the 2017 U.S. tax legislation and some of these proposals, if enacted, could result in a higher U.S. corporate income tax rate or effective tax rate than is currently in effect and thereby increase the effective tax rate of the Combined Company following the Arrangement compared to current expectations. There can be no assurance that any such proposed changes will be introduced as legislation, or if they are introduced that they would be enacted, or if enacted what form they would take.
The Combined Company will be classified as a U.S. domestic corporation for U.S. federal income tax purposes.
Although each of Goodness Growth and Verano is a Canadian corporation, both are classified as U.S. domestic corporations for U.S. federal income tax purposes under Section 7874(b) of the Code, and will be subject to U.S. federal income tax on their worldwide income. However, for Canadian tax purposes, regardless of any application of Section 7874 of the Code, each of Goodness Growth and Verano is treated as a Canadian resident corporation. As a result, each of Goodness Growth and Verano is subject to taxation both in Canada and the United States which could have a material adverse effect on its financial condition and results of operations.

Any dividends received by shareholders who are residents of Canada for purposes of the Tax Act will generally be subject to U.S. withholding tax at a 30% rate or such lower rate as provided in an applicable treaty. In addition, a Canadian foreign tax credit or deduction may not be available under the Tax Act in respect of such taxes.
Dividends received by U.S. resident shareholders will not be subject to U.S. withholding tax but will be subject to Canadian withholding tax under the Tax Act at a 25% rate or such lower rate as provided in an applicable treaty. Dividends paid by Verano will be characterized as U.S. source income for purposes of the foreign tax credit rules under the Code. Accordingly, U.S. shareholders generally will not be able to claim a credit for any Canadian tax withheld unless, depending on the circumstances, they have an excess foreign tax credit limitation due to other foreign source income that is subject to a low or zero rate of foreign tax.
Dividends received by shareholders that are neither Canadian nor U.S. residents will generally be subject to U.S. withholding tax and will also be subject to Canadian withholding tax. These dividends may not qualify for a reduced rate of withholding tax under any income tax treaty otherwise applicable to a shareholder of Verano, subject to examination of the relevant treaty.
Since each of Goodness Growth and Verano is classified as a U.S. domestic corporation for U.S. federal income tax purposes under Section 7874(b) of the Code, the Goodness Shares and Verano Subordinate Voting Shares will be treated as shares of a U.S. domestic corporation and shareholders will be subject to the relevant provisions of the Code and/or an applicable U.S. tax treaty.
EACH SHAREHOLDER SHOULD SEEK TAX ADVICE, BASED ON SUCH SHAREHOLDER’S PARTICULAR FACTS AND CIRCUMSTANCES, FROM AN INDEPENDENT TAX ADVISOR, INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH GOODNESS GROWTH’S AND VERANO’S CLASSIFICATIONS AS U.S. DOMESTIC CORPORATIONS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES UNDER SECTION 7874(b) OF THE CODE, THE APPLICATION OF THE CODE, THE APPLICATION OF A U.S. TAX TREATY, THE APPLICATION OF U.S. FEDERAL ESTATE AND GIFT TAXES, THE APPLICATION OF U.S. FEDERAL TAX WITHHOLDING REQUIREMENTS, THE APPLICATION OF U.S. ESTIMATED TAX PAYMENT REQUIREMENTS AND THE APPLICATION OF U.S. TAX RETURN FILING REQUIREMENTS.

PROPOSAL 1: ARRANGEMENT RESOLUTION
Recommendation of the Board
The Board, after careful consideration, consultation with its legal and financial advisors and reviewing the Hyperion Fairness Opinion, and following the receipt and review of a unanimous recommendation of the Goodness Transaction Committee, believes that the Arrangement is in the best interests of Goodness Growth and the Shareholders and is fair, from a financial point of view, to the Shareholders.
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution.
Recommendation of the Goodness Transaction Committee
The Goodness Transaction Committee, after consultation with Goodness Growth management and receipt of advice and assistance of its and Goodness Growth’s financial and legal advisors and after careful consideration of a number of alternatives and factors, including, among others, the Hyperion Fairness Opinion, the Cormark Fairness Opinion, and the factors set out below under the heading “Goodness Growth’s Reasons for the Arrangement,” unanimously determined that the Arrangement and entry into the Arrangement Agreement and related agreements are in the best interests of Goodness Growth and unanimously determined to recommend to the Board that it approve and authorize Goodness Growth to enter into the Arrangement Agreement and related agreements.
The Board unanimously recommends that Shareholders vote “FOR” the Arrangement Resolution.
Background to the Arrangement
The execution of the Arrangement Agreement was the result of extensive arm’s length negotiations among representatives of Goodness Growth and Verano and their respective legal and financial advisors. The following is a summary of the material events which led to the negotiations of the Arrangement Agreement and the meetings, negotiations, discussions and actions between the Parties that preceded the execution and public announcement of the Arrangement Agreement.
Management of each of Goodness Growth and Verano regularly consider and investigate opportunities to enhance value for their respective shareholders, including monitoring the activities and assets of various industry participants in order to identify possible strategic transactions. Accordingly, each of Goodness Growth and Verano had general knowledge of each other’s operations and assets. There was no pre-existing relationship between Goodness Growth and Verano.
On April 4, 2021, Goodness Growth and Verano entered into a mutual non-disclosure agreement.
On May 10, 2021, Verano sent Goodness Growth a due diligence request list, and on May 12, 2021, Goodness Growth created a secure data room populated with publicly available documents and other material agreements for the review of certain Verano executives and employees. On May 17, 2021 Goodness Growth removed all non-publicly available information from the data room. On May 11, 2021 Verano told Goodness Growth it had a populated data room available but never opened it to Goodness Growth.
On June 28, 2021, Goodness Growth engaged Hyperion as financial advisor to help Goodness Growth evaluate a range of possible value enhancing transactions, including financings, acquisitions by or mergers with Goodness Growth.
On July 29, 2021, Verano indicated to Goodness Growth that it would be providing an unsolicited offer letter to purchase Goodness Growth. On August 2, 2021, the Board met with Hyperion to discuss indicative potential premiums and the corresponding consideration that may be paid to Goodness Shareholders.
On August 4, 2021, Goodness Growth received an indicative unsolicited offer letter from Verano to purchase Goodness Growth in an all-stock transaction valued at C$425 million.
On August 10, 2021, the Board met to discuss Verano’s unsolicited offer and determined that it was too low. The Board asked Verano to increase its offer to a minimum of $400 million. Verano subsequently indicated that it would not increase the offer, and, on August 24, 2021, reaffirmed the terms of its indicative offer dated August 4, 2021. Discussions between the Parties ended in August 2021.
On September 2, 2021, the Board received a presentation from members of DLA Piper (Canada) LLP (“DLA Piper Canada”), Canadian counsel to Goodness Growth and DLA Piper LLP (US), US counsel to Goodness Growth (“DLA Piper US,” and together with DLA Piper Canada, “DLA Piper”) in relation to the fiduciary duties of directors in considering and evaluating a material strategic transaction.
On September 29, 2021, Goodness Growth entered into a non-binding indication of interest regarding a potential strategic transaction involving Goodness Growth and a third-party entity. In the course of negotiating the terms of the potential strategic transaction, the Board concluded that such potential strategic transaction did not offer sufficient return for stakeholders and opted not to proceed, instead directing Hyperion to launch a formal and fulsome strategic sales process.
On October 15, 2021, the Board formed the Goodness Transaction Committee consisting of three “independent” directors for purposes of MI 61-101, including Judd T. Nordquist, as Chair of the Goodness Transaction Committee, Chelsea A. Grayson and Victor E. Mancebo, and one non-independent director for purposes of MI 61-101, Ross M. Hussey (who is otherwise independent for the purposes of the securities laws of any state of the United States (“U.S. Securities Laws”)). The mandate of the Goodness Transaction Committee included, among other things, the consideration of potential strategic transactions, including potential strategic acquisitions by Goodness Growth and a potential transaction that would result in a change of control of Goodness Growth or a sale of all or substantially all of the assets of the Goodness Growth, and making any recommendations in relation thereto to the Board.
On October 18, 2021, Goodness Growth and Hyperion amended the engagement letter dated June 28, 2021 to provide for the engagement of Hyperion to facilitate a fulsome strategic sales process, including for Hyperion to issue a fairness opinion to the Board with respect to the chosen transaction into which Goodness Growth would ultimately enter.
On October 19, 2021, Hyperion launched a formal sales process and engaged in active discussions with a variety of potential counterparties from time to time with respect to Goodness Growth. In connection with such discussions, Goodness Growth entered into mutual non-disclosure agreements with each such counterparty and maintained a data room to provide access to due diligence information to such parties on a confidential basis. The mutual non-disclosure agreement contained standstill provisions. Several advanced-stage discussions, including potential financings and acquisition proposals, were considered from time to time; however, other than as previously disclosed to the market, none ultimately resulted in binding transaction terms.
During the course of the sales process, the Goodness Transaction Committee met regularly, formally and informally on a number of occasions, including as set out below.
On October 21, 2021, members of the Board, the Goodness Transaction Committee and Goodness Growth management met with Hyperion and DLA Piper. The Board received an update from Hyperion on discussions with four potential counterparties and next steps, including the solicitation of non-binding Proposals.
On October 28, 2021, Hyperion began to solicit verbal Proposals from potential counterparties, and on November 2, 2021, Hyperion solicited written, preliminary non-binding Proposals from six potential counterparties, which were required to be submitted by November 12, 2021.
On November 12, 2021, Hyperion received five written, preliminary non-binding Proposals, including Proposals from two unsolicited potential counterparties, and, on November 15, 2021, met with the Goodness Transaction Committee to discuss the Proposals received to date.
At the meeting on November 15, 2021, the Goodness Transaction Committee received a presentation from Hyperion detailing the financial aspects of the Proposals. The Goodness Transaction Committee identified financial aspects of importance to Goodness Growth and instructed Hyperion to enter into negotiations with each of the five counterparties who submitted Proposals accordingly. Over the course of the subsequent week, Hyperion negotiated with each of the counterparties at the request and direction of the

Goodness Transaction Committee. The counterparties were instructed to provide revised Proposals that reflected their best offers to acquire the Goodness Shares from a value perspective and adhered to conditions and terms that the Goodness Transaction Committee deemed material.
On November 17, 2021 and November 18, 2021, Hyperion received revised preliminary non-binding Proposals from four of the counterparties, including Verano.
On November 18, 2021, the Goodness Transaction Committee met with Hyperion and DLA Piper to discuss the Proposals received to date. Hyperion provided a presentation on the various financial aspects of the Proposals, including, but not limited to, quantum of the offers provided in the Proposals, the composition of the consideration to be offered (i.e., all shares; cash and shares) as set out in the Proposals, the conditions associated with each Proposal, the perceived financial and operational strength of each proposed counterparty, required regulatory approvals, willingness to provide exclusivity to the benefit of Goodness Growth and whether the proposed counterparties would consider providing bridge financing to Goodness Growth. For greater clarity, Hyperion provided information on precedent transaction multiples, precedent transaction premiums, comparable companies trading analysis, trading and historical share price analysis, and certain other qualitative and quantitative factors Hyperion deemed relevant. None of the Proposals received provided for all cash consideration. The Goodness Transaction Committee directed Hyperion to obtain refreshed offers from each of the proposed counterparties.
On November 19, 2021, the Goodness Transaction Committee, Board and select members of Goodness management met with Hyperion and DLA Piper to discuss the updated Proposals received. Following the conclusion of such meeting, the Goodness Transaction Committee met in camera to discuss the Proposals and subsequently instructed Hyperion to go back to certain counterparties, including Verano, to solicit a revised Proposal.
On November 20, 2021, Hyperion received a revised Proposal from Verano providing for an all-stock transaction valued at $425 million and improving certain other deal terms that the Goodness Transaction Committee deemed material.
On November 21, 2021, the Goodness Transaction Committee and the Board met with Hyperion, and at such meeting, Hyperion provided a revised and final bid comparison and supporting materials that summarized the submission of five revised Proposals that were received, including the revised Proposal received from Verano. The Goodness Transaction Committee determined that the Verano Proposal was superior and authorized Goodness Growth to return a signed copy of the Proposal submitted by Verano on November 21, 2021 (the “Verano Proposal Letter”). The Verano Proposal Letter contained an exclusivity provision binding on Goodness Growth.
In determining the strength of each Proposal, the Goodness Transaction Committee considered (in no particular order and including but not limited to): (i) the implied premium provided to Goodness Shareholders and the exchange rate terms, if applicable; (ii) the impact, if any, of debt financing in the interim period to the consideration provided to Goodness Shareholders; (iii) the amount of cash consideration, if any; (iv) the liquidity of the publicly traded shares of each counterparty that submitted a Proposal, insofar as it relates to share consideration; (v) Goodness Shareholders’ pro forma economic ownership of the potential combined company in each respective Proposal; (vi) historical share price performance of each counterparty; (vii) consensus analyst revenue and EBITDA estimates for each counterparty; (viii) operational footprint and the potential impact of any overlapping geographies in which Goodness and the potential counterparty operate; (ix) balance sheet strength of each counterparty; (x) exclusivity period and expected length of due diligence period; and (xi) perceived operational ability, demonstrated by revenue growth, gross margin and EBITDA margin, cash flow from operations, and other financial metrics as deemed relevant by the Goodness Transaction Committee. The Goodness Transaction Committee determined, on a preliminary basis, that the Verano Proposal provided for adequate consideration to Goodness Shareholders to move to diligence and presented itself as the most attractive Proposal based on criteria (i) through (xi).
Following the execution of the Verano Proposal Letter, each of Verano and Goodness Growth commenced its additional, confirmatory legal due diligence on the other Party.
On December 14, 2021, Dentons Canada LLP (“Dentons”), Canadian counsel to Verano, provided DLA Piper Canada with an initial draft of the Arrangement Agreement. Throughout the following weeks,

representatives and legal advisors of Goodness Growth and Verano continued their due diligence investigations, exchanged drafts and negotiated the terms of the Arrangement Agreement, the Plan of Arrangement and the forms of Voting Support Agreement and Lock-Up Agreement. Between December 14, 2021 and January 31, 2022, representatives of Goodness Growth and Verano and their advisors met frequently via telephone and video conference as a group and individually to review due diligence inquiries and findings, negotiate the representations and warranties of each Party and negotiate the form of the Arrangement Agreement.
On December 16, 2021, DLA Piper met with members of the Goodness Transaction Committee to discuss the initial draft of the Arrangement Agreement, and to receive instructions on Goodness Growth’s proposed response. Over the course of the week, comments were collected from the Goodness Transaction Committee, and a revised draft was distributed to Dentons on December 20, 2021.
On December 28, 2021, Dentons sent DLA Piper a further revised draft of the Arrangement Agreement, and on December 29, 2021, DLA Piper met with the Goodness Transaction Committee to discuss Goodness Growth’s proposed response, status of diligence matters, and next steps.
On January 2, 2022, the Goodness Transaction Committee, the Board, DLA Piper, Hyperion, and members of Goodness Growth management met to review certain aspects of the Arrangement Agreement.
On January 3, 2022, DLA Piper sent Dentons a revised draft of the Arrangement Agreement, reflecting input from the Goodness Transaction Committee, Goodness Growth management and Hyperion.
On January 4, 2022, the initial 45-day period of exclusivity set out in the Verano Proposal Letter expired, and an agreement was entered into by the Goodness Transaction Committee and Verano to extend the exclusivity period until January 19, 2022.
On January 6, 2022, the Goodness Transaction Committee met with representatives of DLA Piper to discuss the status of legal due diligence, the draft Arrangement Agreement, and representations and warranties contained therein. The Goodness Transaction Committee also agreed to retain Cormark to provide a separate independent, fixed-fee fairness opinion in addition to the fairness opinion that was provided to Hyperion.
On January 6, 2022, Goodness Growth entered into a formal engagement letter with Cormark in connection with the provision of an independent fairness opinion in connection with the proposed transaction with Verano.
On January 8, 2022, the Chair of the Goodness Transaction Committee met with DLA Piper to discuss certain legal points set forth in the Arrangement Agreement.
On January 10, 2022, Verano management, Goodness Growth management, Dentons, DLA Piper, Hyperion, and the Chair of the Goodness Transaction Committee met to review and discuss certain legal aspects of the Arrangement Agreement.
On January 17, 2022, Dentons sent DLA Piper a further revised draft of the Arrangement Agreement, reflecting discussions that had been held to date among the Goodness Transaction Committee, Verano, Hyperion, DLA Piper and Dentons.
On January 18, 2022, DLA Piper, Hyperion and the Chair of the Goodness Transaction Committee met to review and discuss the open items in the Arrangement Agreement.
On January 19, 2022, the Goodness Transaction Committee met to discuss the changes made to the Arrangement Agreement, and key outstanding items to be settled, in order to provide further instruction to DLA Piper. The Goodness Transaction Committee agreed to enter into a second exclusivity extension agreement with Verano, whereby the exclusivity period set out in the Verano Proposal Letter was extended until January 24, 2022.
On January 21, 2022, DLA Piper sent Dentons an updated draft of the Arrangement Agreement, reflecting the instructions received from the Goodness Transaction Committee in respect of outstanding key terms and changes required to the representations and warranties of Goodness Growth.

Following receipt of the January 21, 2022 draft, members of Verano management held discussions with the Goodness Transaction Committee regarding outstanding diligence items and certain terms of the revised Arrangement Agreement, including a change in the consideration to be received by Shareholders pursuant to the Arrangement from $425 million to $413 million, with a corresponding change in the fixed exchange ratio.
On January 23 and 25, 2022, the Goodness Transaction Committee met with DLA Piper to discuss outstanding items to be resolved in order to settle the terms of the Arrangement Agreement. DLA Piper also discussed the status of legal due diligence and representations and warranties contained in the Arrangement Agreement. On January 24, 2022, the Goodness Transaction Committee and Verano agreed to further extend the exclusivity provisions set out in the Verano Proposal Letter until January 31, 2022.
On January 30, 2022, Dentons sent DLA Piper a further revised draft of the Arrangement Agreement. DLA Piper held discussions with the Goodness Transaction Committee following receipt of the revised draft of the Arrangement Agreement to discuss outstanding items and receive input and instructions regarding next steps. Certain members of Goodness Growth management also provided input to DLA Piper on the revised draft of the Arrangement Agreement.
On January 31, 2022, DLA Piper and Dentons exchanged drafts of the Arrangement Agreement throughout the day, prior to DLA Piper obtaining approval from the Goodness Transaction Committee on material terms of the Arrangement Agreement.
On January 31, 2022, the Goodness Transaction Committee held a meeting, which was attended, at the invitation of the Goodness Transaction Committee, by DLA Piper and representatives of Cormark to consider the terms of the Arrangement Agreement. Representatives of Cormark provided a presentation to the Goodness Transaction Committee describing the Arrangement, the work undertaken by Cormark, pertinent aspects of the Parties and outlining Cormark’s approach to assessing fairness, analyses performed, and other transaction considerations, as well as the overall scope of review. At this meeting, Cormark delivered its oral opinion to the Goodness Transaction Committee that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Cormark Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders. The members of the Goodness Transaction Committee were given an opportunity to ask Cormark questions.
On January 31, 2022, the Board held a meeting that was attended by all directors of Goodness Growth, representatives of Goodness Growth management, DLA Piper and representatives of Hyperion to consider the terms of the Arrangement Agreement. At this meeting, Hyperion provided an updated presentation to the Board and the Goodness Transaction Committee describing the Arrangement, the work undertaken by Hyperion, pertinent aspects of the Parties and outlining Hyperion’s approach to assessing fairness, analyses performed, and other transaction considerations, as well as the overall scope of review. Following discussion on the presentation, Hyperion delivered its oral opinion to the Board and the Goodness Transaction Committee that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders. The members of the Board, including the members of the Goodness Transaction Committee, were given the opportunity to ask Hyperion and DLA Piper questions.
Following the Board meeting, the Goodness Transaction Committee reconvened to consider the fairness opinions delivered to it by each of Cormark and Hyperion. Following consideration of a number of factors, including consideration of the interests of shareholders, debtholders, employees and other stakeholders in Goodness Growth, the terms of the transaction with Verano, and relying on financial, legal and other advisors and discussions with management and their review of the Cormark analysis provided in the Cormark Fairness Opinion and the Hyperion analysis provided in the Hyperion Fairness Opinion, the Goodness Transaction Committee resolved to accept the oral fairness opinions received from each of Cormark and Hyperion and approved a unanimous recommendation to the Board that, subject to the outstanding matters on the Arrangement Agreement being resolved on acceptable terms, Goodness Growth enter into the Arrangement Agreement with Verano and, in particular, made the following recommendations to the Board:

(i)
that the Arrangement and the Arrangement Agreement and the transactions contemplated therein were in the best interests of Goodness Growth;

(ii)
that the Board unanimously determine that the Arrangement is in the best interests of Goodness Growth and that the consideration to be received by the Shareholders pursuant to the Arrangement and the Arrangement Agreement is fair, from a financial point of view, to the Shareholders;

(iii)
that the Board unanimously resolve to approve the Arrangement on substantially the terms and conditions as set out in the Arrangement Agreement;

(iv)
that the Board resolve to authorize and approve, and direct Goodness Growth to execute, the Arrangement Agreement; and

(v)
that the Board recommend that the Shareholders vote in favor of the Arrangement Resolution.

Later on January 31, 2022, following the Goodness Transaction Committee meeting, a meeting of the Board was called which was attended by representatives of Goodness Growth management and, at the invitation of the Board, DLA Piper. At the meeting, the Goodness Transaction Committee provided its unanimous recommendation to the Board that, subject to the outstanding matters on the Arrangement Agreement being resolved on acceptable terms, Goodness Growth enter into the Arrangement Agreement with Verano. In light of the recommendation of the Goodness Transaction Committee and those factors discussed under the heading “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement,” and following further discussion, the Board resolved and determined: (i) to accept the oral fairness opinion received from Hyperion that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders; (ii) that the Arrangement was in the best interests of Goodness Growth and the Shareholders; (iii) that the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders; (iv) that Goodness Growth enter into the Arrangement Agreement with Verano, subject to the finalization of any outstanding items on acceptable terms, and that Goodness Growth perform its obligations thereunder; and (v) that the Meeting be held for substantially the purposes of seeking approval of the Arrangement Resolution from the Shareholders.
In the hours following the January 31, 2022 Board meeting, representatives of Goodness Growth and Verano, along with their respective legal advisors, engaged in continued discussions and negotiations regarding the terms of the Arrangement Agreement, and were able to resolve the outstanding matters on acceptable terms (including the receipt of definitive Voting Support Agreements from certain officers, directors and significant shareholders of Goodness Growth, and receiving the Lock-Up Agreement from Dr. Kyle E. Kingsley), which ultimately resulted in Goodness Growth and Verano executing the Arrangement Agreement on the morning of February 1, 2022. Goodness Growth and Verano subsequently issued a joint press release announcing that the Parties had entered into the Arrangement Agreement.
Goodness Growth’s Reasons for the Arrangement
The following discussion of the information and factors considered by the Goodness Transaction Committee and the Board contains statements that are forward-looking in nature. This information should be read in light of the factors described in “Information Concerning Forward-Looking Statements.”
Goodness Transaction Committee
In evaluating the Arrangement and the Arrangement Agreement, and in reaching its determinations and making its recommendations to the Board, the Goodness Transaction Committee consulted with its legal and financial advisors, reviewed the Fairness Opinions and gave careful consideration to all of the terms of the Arrangement Agreement and the Plan of Arrangement. The Goodness Transaction Committee considered a number of factors, including, among others, and in no particular order, the following:
•
Strategic Alternatives and Business Objectives.   While the Goodness Transaction Committee remained optimistic with respect to the long-term prospects of Goodness Growth and its strategic business plan, management and target market, after a comprehensive review of Goodness Growth’s strategic alternatives, including remaining an independent publicly traded company and continuing to pursue Goodness Growth’s strategic plan on a stand-alone basis, and after soliciting and engaging in discussions regarding Proposals from a number of parties potentially interested in pursuing a strategic transaction with Goodness Growth, the Goodness Transaction Committee determined that the Arrangement is the best alternative available to Shareholders. In particular, to achieve Goodness Growth’s strategic plan, Goodness Growth requires significant available capital and potential access to additional capital on a go-forward basis. The Arrangement will provide Goodness Growth with an enhanced platform and support to enable Goodness Growth to execute on its strategic plan should Verano do so. Given the current market dynamics, should Goodness Growth not pursue the Arrangement and instead complete the financing necessary to pursue Goodness Growth’s strategic plan, such financing is very likely to be materially dilutive to Shareholders and not alleviate the natural execution risk that exists with any growth-oriented strategic plan.
•
Premium to Goodness Growth Shareholders.   On January 30, 2022, the closing market price of a Verano Subordinate Voting Share to be issued as consideration under the Arrangement represented a premium of approximately 46.6% to the same day closing price of the Goodness Growth Subordinate Voting Shares on the CSE, or approximately 59.6% based on the 15-day volume-weighted average prices of Verano Subordinate Voting Shares and Goodness Growth Subordinate Voting Shares, on the CSE as of January 27, 2022.

•
Competitive Bid Process.   Proposals were sought from a number of potential counterparties and five Proposals were received by the Goodness Transaction Committee. Following the review, evaluation and negotiation of such Proposals, the Goodness Transaction Committee determined that Verano’s Proposal was in the best interests of all stakeholders of Goodness Growth, collectively, including the Shareholders. In connection with its evaluation of the Proposals, the Goodness Transaction Committee considered, among other things, Verano’s capital markets profile, financial position, significant operational expertise with a strong track record and Verano’s market positions in strategic markets.

•
Hyperion Fairness Opinion.   Hyperion delivered an opinion to the Goodness Transaction Committee and the Board that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.

•
Cormark Fairness Opinion.   The Goodness Transaction Committee retained Cormark to render an opinion to the Goodness Transaction Committee as to the fairness, from a financial point of view, to the Shareholders of the consideration to be received by the Shareholders under the terms of the Arrangement Agreement. On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders.

•
Arrangement Agreement.   The Goodness Transaction Committee reviewed and negotiated the Arrangement Agreement and considered the legal advice of DLA Piper and such other matters as the Goodness Transaction Committee deemed necessary or advisable in order to provide a recommendation to the Board in respect of the Arrangement Agreement and the Arrangement. The Arrangement Agreement includes, from each of Goodness Growth and Verano, representations, warranties and covenants and the conditions to their respective obligations that are reasonable in the judgment of the Goodness Transaction Committee following consultations with its advisors, and are the product of arm’s length negotiations between Goodness Growth and its advisors and Verano and its advisors.

•
Required Shareholder Approval.   The Arrangement must be approved by at least (i) 66 2/3 % of the votes cast on the Arrangement Resolution by the holders of the Goodness Shares represented in person or by proxy at the Meeting, voting together as a single class, and (ii) pursuant to MI 61-101, the approval of the majority of the votes cast by each of the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares, on a class basis, in each case excluding the votes cast by any

Interested Party for the purposes of “minority approval” pursuant to MI 61-101. Since the sole holder of the Super Voting Shares is an Interested Party, the votes with respect to all of the Super Voting Shares will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101.
•
Procedural Safeguards for the Benefit of Shareholders.   Procedural safeguards have been obtained for the benefit of Shareholders in connection with the Arrangement, including:

•
the terms of the Arrangement Agreement allow the Board to respond, in accordance with its fiduciary duties, to an unsolicited Acquisition Proposal that would be reasonably likely, if consummated in accordance with its terms, to be a Superior Proposal;

•
the fact that the Arrangement Resolution must be approved by the Shareholders entitled to vote thereon at the Meeting in accordance with the Interim Order;

•
the fact that the Arrangement must also be approved by the Court, which will consider the substantive and procedural fairness of the Arrangement to all Shareholders; and

•
that any Shareholder who opposes the Arrangement may, in strict compliance with statutory requirements, exercise Dissent Rights and receive the fair value of such Dissenting Shareholder’s Goodness Growth Shares.

•
Meaningful Participation by Shareholders in the Future Growth of the Combined Company.   Under the Arrangement, Shareholders will receive, in consideration for their Goodness Growth Shares, Verano Subordinate Voting Shares. As a result, Shareholders, as of January 31, 2022, the date of the Arrangement Agreement, had the opportunity to own approximately 10.1% of the Combined Company on a pro forma basis. The combination is an opportunity to own shares in a larger, licensed cannabis operator with a broader geographic footprint, and a lower cost of capital, providing Shareholders with exposure to strong growth opportunities in the United States cannabis industry through the Combined Company’s broader and enhanced profile.

Board
The Board believes that, at this stage of development and expansion of the U.S. cannabis market, companies with financial strength, including lower cost of capital, an enhanced national footprint and scale, diverse product range, premium brands and operational expertise are most likely to succeed in the long-term. In evaluating the Arrangement and the Arrangement Agreement, and in making its recommendations, the Board consulted with its legal and financial advisors, reviewed the Hyperion Fairness Opinion and gave careful consideration to all of the terms of the Arrangement Agreement and the Plan of Arrangement as well as the recommendation of the Goodness Transaction Committee. The Board considered a number of factors, including the reasons for which the Goodness Transaction Committee made its recommendation, along with the following factors and key strategic and financial benefits of the Arrangement:
•
Goodness Transaction Committee.   The process of evaluating the Arrangement was led by the Goodness Transaction Committee, which is comprised of members of the Board who are not members of Goodness Growth management. The members of the Goodness Transaction Committee met regularly with Goodness Growth’s legal and financial advisors, members of Goodness Growth management, and other members of the Board throughout the process of negotiating the Arrangement. The Board considered the Goodness Transaction Committee’s analysis, conclusions and unanimous determination that the Arrangement and the Arrangement Agreement and the transactions contemplated therein were in the best interests of Goodness Growth, and the Goodness Transaction Committee’s unanimous recommendation that the Board (i) unanimously determine that the Arrangement is in the best interests of Goodness Growth and that the consideration to be received by the Shareholders pursuant to the Arrangement and the Arrangement Agreement is fair, from a financial point of view, to the Shareholders, (ii) unanimously resolve to approve the Arrangement on substantially the terms and conditions as set out in the Arrangement Agreement; (iii) resolve to authorize and approve, and direct Goodness Growth to execute, the Arrangement Agreement; and (iv) recommend that the Shareholders vote in favor of the Arrangement Resolution.

•
Hyperion Fairness Opinion.   Hyperion delivered the Hyperion Fairness Opinion to the Board that, as of January 31, 2022 and based upon and subject to the assumptions made, procedures followed,

matters considered and other limitations set forth in the Hyperion Fairness Opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.
•
Cormark Fairness Opinion.   On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders was fair, from a financial point of view, to the Shareholders.

•
Strong and Expanding U.S. Multi-State Presence.   The Combined Company is expected to have an expanded presence in 17 states, with projected active operations in 15, including 17 cultivation facilities totaling 1.3 million square feet of cultivation capacity, and 114 active dispensaries. The Combined Company is expected to obtain a vertically-integrated license in New York, which includes one cultivation facility, four active dispensaries, and four additional dispensaries planned in high-traffic locations. Additionally, the Combined Company is expected to obtain a vertically-integrated license in Minnesota which includes one cultivation facility and eight active dispensaries.

•
Optimal Nationwide Presence to Pursue Growth.   Between 2022 and 2026, the net new markets in which the Combined Company is expected to enter into pursuant to the Arrangement are projected to generate combined cannabis industry revenue of more than $13.8 billion (BDSA Data).

•
Addition of Premium Brands to Product Portfolio.   The Combined Company is expected to deliver a larger portfolio of in-house brands and national brand partners with a successful line of products across multiple form factors.

•
Enhanced Capital Markets Profile and Broader Access to Liquidity.   The Combined Company’s expanded capital markets profile is expected to appeal to a broader shareholder audience, enhance trading liquidity and increase weighting in index tracking portfolios, as well as provide for more beneficial access to capital.

Description of the Plan of Arrangement
The following summary of transaction steps of the Plan of Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is attached as Appendix “C” to this Circular.
The Arrangement is being implemented pursuant to a plan of arrangement under the laws of the Province of British Columbia. The purpose of the Plan of Arrangement is to facilitate a series of transactions which will occur in a specific sequence and as a consequence of which Verano will acquire all of the outstanding Goodness Shares.
Pursuant to the Arrangement, commencing at the Effective Time, each of the following events or transactions shall occur and be deemed to occur in the following sequence, in each case, without any further authorization, act or formality on the part of any person:
(a)
each Dissent Share held by a Dissenting Shareholder shall be, and shall be deemed to be transferred by the holder thereof, without any further act or formality on its part, to Verano and upon such transfer:

(i)
such Dissenting Shareholder will cease to be the holder thereof or to have any rights as a holder in respect of such Dissent Share, other than the right to be paid the fair value of such Dissent Share determined and payable in accordance with their Dissent Rights under the laws of British Columbia, as modified by the Plan of Arrangement and the Interim Order; and

(ii)
the former holders of such Dissent Shares shall be removed from Goodness Growth’s central securities register for the Goodness Shares in respect of such Dissent Shares.

(b)
each Multiple Voting Share (other than any Dissent Share) outstanding immediately prior to the

Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to Verano in exchange for the issuance by Verano to such holder of the MVS Consideration, and upon such exchange:
(i)
the former holder of such exchanged Multiple Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the MVS Consideration issuable in respect of such Multiple Voting Share;

(ii)
the former holders of such exchanged Multiple Voting Shares shall be removed from Goodness Growth’s central securities register for Multiple Voting Shares;

(iii)
the former holders of such exchanged Multiple Voting Shares shall be entered in Verano’s central securities register for the Verano Subordinate Voting Shares in respect of Verano Subordinate Voting Shares issued to such holders; and

(iv)
Verano will be, and will be deemed to be, the legal and beneficial owner of such transferred Multiple Voting Shares and will be entered in the central securities register of Goodness Growth as the sole holder thereof;

(c)
concurrently with the exchange of Multiple Voting Shares in accordance with the preceding step there shall be added to the capital of the Verano Subordinate Voting Shares, in respect of the Verano Subordinate Voting Shares issued pursuant to the preceding step, an amount equal to the product obtained when (i) the paid-up capital of the Multiple Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Multiple Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Multiple Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

(d)
each Super Voting Share (other than any Dissent Share) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to Verano in exchange for the issuance by Verano to such holder of the SVS Consideration, and upon such exchange:

(i)
the former holder of such exchanged Super Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the SVS Consideration issuable in respect of such Super Voting Share;

(ii)
the former holders of such exchanged Super Voting Shares shall be removed from Goodness Growth’s central securities register for the Super Voting Shares;

(iii)
the former holders of such exchanged Super Voting Shares shall be entered in Verano’s central securities register for Verano Subordinate Voting Shares in respect of the Verano Subordinate Voting Shares issued to such holders; and

(iv)
Verano will be, and will be deemed to be, the legal and beneficial owner of such transferred Super Voting Shares and will be entered in the central securities register of Goodness Growth as the sole holder thereof;

(e)
concurrently with the exchange of Super Voting Shares in accordance with the preceding step, there shall be added to the capital of the Verano Subordinate Voting Shares, in respect of the Verano Subordinate Voting Shares issued pursuant to the preceding step, an amount equal to the product obtained when (i) the paid-up capital of the Super Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Super Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Super Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

(f)
each Subordinate Voting Share (other than any Dissent Share) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to Verano in exchange for the issuance by Verano to such holder of 0.22652 of a Verano Subordinate Voting Share, and upon such exchange:
(i)
the former holder of such exchanged Subordinate Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the 0.22652 of a Verano Subordinate Voting Share issuable in respect of such Subordinate Voting Share;

(ii)
the former holders of such exchanged Subordinate Voting Shares shall be removed from Goodness Growth’s central securities register for the Subordinate Voting Shares;

(iii)
the former holders of such exchanged Subordinate Voting Shares shall be entered in Verano’s central securities register for the Verano Subordinate Voting Shares in respect of Verano Subordinate Voting Shares issued to such holders; and

(iv)
Verano will be, and will be deemed to be, the legal and beneficial owner of such transferred Subordinate Voting Shares and will be entered in the central securities register of Goodness Growth as the sole holder thereof;

(g)
concurrently with the exchange of Subordinate Voting Shares in accordance with the preceding step (1)(f), there shall be added to the capital of the Verano Subordinate Voting Shares, in respect of the Verano Subordinate Voting Shares issued pursuant to the preceding step, an amount equal to the product obtained when (i) the paid-up capital of the Subordinate Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Subordinate Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Subordinate Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

(h)
in accordance with the terms of Goodness Growth’s 2019 Equity Incentive Plan (the “2019 Plan”), the terms of each Goodness Option outstanding immediately prior to the Effective Time shall be adjusted so that, upon exercise of such Goodness Option, the holder shall, upon payment of the exercise price under such Goodness Option, be entitled to receive, in substitution for the number of Goodness Shares subject to such Goodness Option, the number of Verano Subordinate Voting Shares equal to the product obtained when the number of Goodness Shares subject to such Goodness Option immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the exercise price per Verano Subordinate Voting Share under such Goodness Option immediately following the adjustment described in this step shall equal the exercise price per Goodness Share under such Goodness Option immediately prior to the Effective Time divided by the Exchange Ratio, the Goodness Options shall not be exchanged or otherwise replaced by the Plan of Arrangement, and, subject to this section, will continue to be governed by the 2019 Plan on the same terms and conditions as were applicable to such Goodness Options immediately prior to the Effective Time. Notwithstanding the foregoing, if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act, the exercise price of a Goodness Option adjusted in accordance with the foregoing shall be increased such that the In-The-Money Amount of the Goodness Option immediately after such adjustment does not exceed the In-The-Money Amount of the Goodness Option immediately before such adjustment. For any Goodness Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it is intended that such adjustment will comply with Treasury Regulation Section 1.424(1)(a). For any Goodness Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment will be implemented in a manner intended comply with Section 409A of the Code;

(j)
each Goodness Warrant, to the extent it has not been exercised as of the Effective Date, will be and will be deemed to be, adjusted in accordance with its terms, without any further act or formality, for a warrant (a “Replacement Warrant”) to purchase a number of Verano Subordinate Voting Shares equal to the product obtained when the number of Subordinate Voting Shares issuable on exercise of such Replacement Warrant immediately prior to the Effective Time is multiplied by the Exchange Ratio, at an exercise price per Verano Subordinate Voting Share equal to the exercise price per Goodness Share under such Replacement Warrant immediately prior to the Effective Time divided by the Exchange Ratio (provided that if the exercise of Replacement Warrants by a holder would otherwise result in the aggregate number of Verano Subordinate Voting Shares issuable to such holder including a fraction of a Verano Subordinate Voting Share, the aggregate number of Verano Subordinate Voting Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Goodness Warrant, and such exchanged Goodness Warrant shall thereupon be cancelled. Any document previously evidencing such Goodness Warrant shall thereafter represent only the right to receive, in exchange therefor, the Replacement Warrant that the holder of such document is entitled to receive and no certificates evidencing the Replacement Warrants shall be issued;
(k)
each Goodness MVS Warrant outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, adjusted in accordance with its terms for a Verano warrant (each, a “Replacement MVS Warrant”) which will entitle the holder to purchase from Verano that number of Verano Subordinate Voting Shares equal to the product obtained when the number of Multiple Voting Shares issuable on exercise of such exchanged Goodness MVS Warrant immediately prior to the Effective Time is multiplied by the product of, (A) the Exchange Ratio, and (B) the Goodness MVS Conversion Ratio (as defined under “Information Concerning Goodness Growth — Description of Goodness Shares — Multiple Voting Shares”), at an exercise price per Verano Subordinate Voting Share equal to the exercise price per Goodness Share under such exchanged Goodness MVS Warrant immediately prior to the Effective Time divided by the product of (A) the Exchange Ratio, and (B) the Goodness MVS Conversion Ratio (provided that if the exercise of Replacement MVS Warrants by a holder would otherwise result in the aggregate number of Verano Subordinate Voting Shares issuable to such holder including a fraction of a Verano Subordinate Voting Share, the aggregate number of Verano Subordinate Voting Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement MVS Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Goodness MVS Warrant, and such exchanged Goodness MVS Warrant shall thereupon be cancelled. Any document previously evidencing such Goodness MVS Warrant shall thereafter represent only the right to receive, in exchange therefore, the Replacement MVS Warrant that the holder of such document is entitled to receive and no certificates evidencing the Replacement MVS Warrants shall be issued; and

(l)
in accordance with the 2019 Plan, the terms of each Goodness RSU outstanding immediately prior to the Effective Time shall be adjusted so that, upon vesting of such Goodness RSU, the holder shall be entitled to receive, instead of the number of Goodness Shares underlying such Goodness RSU, that number of Verano Subordinate Voting Shares equal to the product obtained when the number of Goodness Shares underlying such Goodness RSU immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the Goodness RSUs shall not be exchanged or otherwise replaced by the Plan of Arrangement, and will continue to be governed by the 2019 Plan on the same terms and conditions as were applicable to such Goodness RSUs immediately prior to the Effective Time.

Delivery of Verano Subordinate Voting Shares
Following receipt of the Final Order and on or prior to the Effective Date, Verano shall deliver or arrange to be delivered to the Depositary the Verano Subordinate Voting Shares required to be issued to the Shareholders in accordance with the Plan of Arrangement, which Verano Subordinate Voting Shares shall be held by the Depositary as agent and nominee for such Shareholder for delivery to such Shareholder in accordance with the provisions of the Plan of Arrangement.

Paramountcy
From and after the Effective Time: (i) the Plan of Arrangement shall take precedence and priority over any and all rights related to the securities of Goodness Growth issued prior to the Effective Time; (ii) the rights and obligations of the holders of the securities of Goodness Growth and any trustee and registrar and transfer agent therefor, shall be solely as provided for in the Plan of Arrangement; and (iii) all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to securities of Goodness Growth shall be deemed to have been settled, compromised, released and determined without liability except as set forth in the Plan of Arrangement.
Amendments to the Plan of Arrangement
Goodness Growth and Verano reserve the right to amend, modify or supplement the Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by Goodness Growth and Verano, (iii) filed with the Court and, if made following the Meeting, approved by the Court, and (iv) communicated to or approved by the Shareholders if and as required by the Court. Any amendment, modification or supplement to the Plan of Arrangement may be proposed by Goodness Growth at any time prior to the Meeting (provided Verano shall have consented thereto, such consent not to be unreasonably withheld, conditioned or delayed) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), will become part of the Plan of Arrangement for all purposes. Any amendment, modification or supplement to the Plan of Arrangement that is approved or directed by the Court following the Meeting will be effective only if such amendment, modification or supplement (i) is consented to by each of Goodness Growth and Verano and (ii) if required by the Court or applicable law, is consented to by Shareholders voting in the manner directed by the Court. Any amendment, modification or supplement to the Plan of Arrangement may be made following the Effective Date but shall only be effective if it is consented to by each of the Parties provided that such amendment, modification or supplement concerns a matter which, in the reasonable opinion of Goodness Growth and Verano, is of an administrative nature required to better give effect to the implementation of the Plan of Arrangement and is not adverse to the financial or economic interests of Goodness Growth and Verano or any former Shareholder.
Procedure for the Plan of Arrangement to Become Effective
The Arrangement will be implemented by way of a Court approved Plan of Arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:
•
the Arrangement must be approved by the Shareholders in the manner set forth in the Interim Order; and

•
the Court must grant the Final Order approving the Arrangement.

In addition, the Arrangement will only become effective if all other conditions precedent to the Arrangement set out in the Arrangement Agreement, including the Closing Regulatory Approval, have been satisfied or waived by the appropriate Party. For a description of the other conditions precedent see “The Arrangement Agreement and Related Agreements — Conditions to Completion of the Arrangement.”
Opinions of Goodness Growth’s Financial Advisors
Hyperion
At the meeting of the Board on January 31, 2022 to evaluate and approve the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, Hyperion delivered an oral opinion, which was confirmed by delivery of a written opinion, dated January 31, 2022, addressed to the Board that, as of the date of the Hyperion Fairness Opinion and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the consideration to be received by the Shareholders in respect of the Arrangement was fair, from a financial point of view, to the Shareholders.

The full text of the Hyperion Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “F” to this Circular and is incorporated herein by reference. The Hyperion Fairness Opinion was provided for the use and benefit of the Board and the Goodness Transaction Committee in their evaluation of the Arrangement. The Hyperion Fairness Opinion is limited solely to the fairness, from a financial point of view, of the consideration to be received by the Shareholders, and does not address Goodness Growth’s underlying business decision to effect the Arrangement or the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might be available to Goodness Growth. The Hyperion Fairness Opinion does not constitute a recommendation as to how any holder of securities of Goodness Growth should vote or act with respect to the Arrangement or any other matter.
In arriving at its opinion, Hyperion, reviewed or relied upon:
a.
the Arrangement Agreement;

b.
the Plan of Arrangement;

c.
Goodness Growth’s Disclosure Letter dated January 31, 2022 delivered to Verano pursuant to the Arrangement Agreement;

d.
the forms of Voting Support Agreement and Lock-Up Agreement;

e.
publicly available documents regarding each of Goodness Growth and Verano, including their respective annual and quarterly reports, financial statements, annual information forms, management information circulars, recent press releases, material change reports and other public documents and filings deemed relevant that have been filed by or on behalf of Goodness Growth or Verano, as applicable, on SEDAR at www.sedar.com;

f.
access to electronic data rooms prepared by Goodness Growth and Verano;

g.
discussions with Goodness Growth’s senior management concerning Goodness Growth’s financial condition, the industry and its future business prospects;

h.
financial projections provided by management of Goodness Growth for the calendar years 2021 through 2023, and discussions surrounding longer-term business and growth prospects;

i.
financial projections provided by management of Verano for the calendar years 2021 through 2022, and discussions surrounding longer-term business and growth prospects;

j.
site visit of Goodness’s operations in Minnesota and New York;

k.
site visit of Verano’s operations in Florida, New Jersey, and Massachusetts;

l.
other internal financial, operational and corporate information prepared or provided by Goodness Growth’s and Verano’s management;

m.
discussions with Goodness Growth’s executive team;

n.
discussions with Goodness Growth’s legal counsel relating to legal matters including with respect to the Arrangement Agreement;

o.
select public market trading statistics and relevant financial information in respect of Goodness Growth, Verano and other comparable public entities considered by Hyperion to be relevant;

p.
selected financial statistics and relevant financial information with respect to relevant precedent transactions;

q.
meetings with officers of Goodness Growth and Verano concerning past and current operations and financial conditions and the prospects of Goodness Growth and Verano;

r.
representations contained in certificates, addressed to Hyperion and dated the date of the

Hyperion Fairness Opinion, from senior officers of Goodness Growth as to the completeness and accuracy of the information upon which the Hyperion Fairness Opinion was based and certain other matters; and
s.
such other corporate, industry and financial market information, investigations and analyses as Hyperion considered necessary or appropriate at the time and in the circumstances.

Hyperion considered, but did not rely on for purposes of its analysis and opinion, the financial terms of certain other transactions.
In considering the fairness, from a financial point of view, of the consideration to be received by the Shareholders under the terms of the Arrangement Agreement, Hyperion reviewed, considered and relied upon or carried out, among other things: (i) the trading history of Goodness and Verano, respectively, on the CSE; (ii) certain analysis methodologies to Verano in order to analyze the value of the consideration under the Arrangement Agreement; (iii) precedent transaction analysis comparing the consideration to be provided to Shareholders under the Arrangement and the implied share price of Goodness Growth to premiums paid in precedent transactions in the cannabis sector deemed comparable and relevant; (iv) comparable companies trading analysis comparing the consideration to be provided to Shareholders and the implied share price of Goodness Growth to valuation multiples of certain publicly traded companies in the cannabis sector that were deemed comparable and relevant; and (v) certain other qualitative factors including but not limited to the strategic fit of Goodness Growth’s assets within Verano’s asset portfolio and the capital market profile of the combined company including liquidity, access to capital and future prospects.
The Hyperion Fairness Opinion was provided for the exclusive use of the Goodness Transaction Committee and the Board in their evaluation of the Arrangement and may not be used or relied upon by any other person for any other purpose. The Hyperion Fairness Opinion is not to be construed as a valuation of Goodness Growth or Verano or their respective assets or securities and does not constitute a recommendation to any Goodness Shareholder as to whether to vote in favor of the Arrangement.
Hyperion is to be paid fees for its services as financial advisor in conducting the Goodness Growth sale process, including a flat fee for rendering the Hyperion Fairness Opinion (payable regardless of whether the Arrangement is successfully completed) and certain other fees, a substantial portion of which are contingent on the successful completion of the Arrangement. In addition, Hyperion is to be reimbursed for reasonable out-of-pocket expenses and is to be indemnified by Goodness Growth against certain liabilities that might arise out of Hyperion’s engagement.
The Hyperion Fairness Opinion is given as of its date and Hyperion disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Hyperion Fairness Opinion which may come or be brought to Hyperion’s attention after the date of the Hyperion Fairness Opinion. Without limited the foregoing, in the event Hyperion learns that any of the information relied upon in preparing the Hyperion Fairness Opinion was inaccurate, incomplete or misleading in any material respect, Hyperion reserves the right to change or withdraw the Hyperion Fairness Opinion.
The summary of the Hyperion Fairness Opinion described in this Circular is qualified in its entirety by reference to the full text of the Hyperion Fairness Opinion.
Cormark
Pursuant to an engagement letter dated as of January 6, 2022, the Goodness Transaction Committee retained Cormark to render an opinion to the Goodness Transaction Committee as to the fairness, from a financial point of view, to the Shareholders of the consideration to be received by the Shareholders under the terms of the Arrangement Agreement. On January 31, 2022, Cormark delivered its oral opinion, subsequently confirmed in writing, to the Goodness Transaction Committee that, as at the date thereof, based upon the scope of review and subject to the assumptions, limitations, qualifications, procedures and other factors set out therein, the consideration to be received by the Shareholders in respect of the Arrangement is fair, from a financial point of view, to the Shareholders.
The full text of Cormark’s written opinion dated January 31, 2022, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “G” to this Circular and is incorporated herein by reference. Cormark’s opinion was provided for the use and benefit of the Goodness Transaction Committee (solely in its capacity as such) in its evaluation of the Arrangement. Cormark’s opinion is limited solely to the fairness, from a financial point of view, of the consideration to be received by the Shareholders under the Arrangement Agreement, and does not address Goodness Growth’s underlying business decision to effect the Arrangement or the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might be available to Goodness Growth. Cormark’s opinion does not constitute a recommendation as to how any holder of securities of Goodness Growth should vote or act with respect to the Arrangement or any other matter.
Interests of Goodness Growth’s Directors and Management in the Arrangement
In considering the recommendation of the Board with respect to the Arrangement, Shareholders should be aware that certain members of Goodness Growth’s management will receive transaction bonuses in an aggregate amount of $2.7 million upon the consummation of the Arrangement and may receive severance payments of 50% of his or her base salary, except Mr. Kingsley who may receive 200% of his base salary and full vesting of all of their Goodness Options and Goodness RSUs and other benefits if their employment is terminated after the consummation of the Arrangement. These economic interests may differ from those of other Shareholders which may create actual or potential conflicts of interest in connection the Arrangement. The Board is aware of these interests and considered them along with the other matters described above in “Proposal 1: Arrangement Resolution — Goodness Growth’s Reasons for the Arrangement.”
Ownership of Goodness Shares, Goodness Options and Goodness RSUs
As of July 18, 2022, the current directors and executive officers of Goodness Growth hold the following Goodness Shares, Goodness Options and Goodness RSUs which will be affected by the Arrangement as described under “Proposal 1: Arrangement Resolution — Recommendation of the Board.”
Name and Province or State and Country of Residence	Positions(s)/Title	Goodness Shares(1)	Goodness Options(2)	Goodness RSUs
Kyle E. Kingsley Minnesota, USA	Chief Executive Officer, Chair, Director	11,641,921	5,734,176	262,708
John A. Heller Minnesota, USA	Chief Financial Officer	493,103	1,602,829	119,413
Christian Gonzalez Ocasio Puerto Rico	Chief Operating Officer	521,907	1,264,943	99,511
Amber H. Shimpa Minnesota, USA	Chief Administrative Officer and Director	3,786,098	3,159,971	103,491
J. Michael Schroeder Florida, USA	General Counsel, Chief Compliance Officer, and Secretary	943,885	1,450,168	99,511
Stephen Dahmer New York, USA	Chief Medical Officer	1,237,699	1,500,241	99,511
Harris Rabin New York, USA	Chief Marketing Officer	115,000	507,997	81,201
Patrick Peters New Jersey, USA	Senior Vice President, Retail	156,233	562,465	79,609
Chelsea A. Grayson California, USA	Director	308,189	505,321	33,170
Ross M. Hussey Minnesota, USA	Director	1,680,300	132,154	33,170
Victor E. Mancebo Florida, USA	Director	—	66,538	33,170

Name and Province or State and Country of Residence	Positions(s)/Title	Goodness Shares(1)	Goodness Options(2)	Goodness RSUs
Judd T. Nordquist Minnesota, USA	Director	392,689	487,728	33,170
Josh Rosen Arizona, USA	Director	750,014	39,985	16,585

(1)
This number reflects beneficial ownership of Goodness Shares determined in according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days, such as vested options. This number also reflects ownership of Multiple Voting Shares and Super Voting Shares on an “as converted to Subordinate Voting Share” basis.

(2)
This number reflects both vested and unvested Goodness Options, even though vested Goodness Options are included in the calculation of Goodness Shares, as described in footnote 1 above.

Insurance and Indemnification of Directors and Officers
Pursuant to the Arrangement Agreement, Verano will, or will cause Goodness Growth and its Subsidiaries to, maintain in effect for six years from the Effective Date customary policies of directors’ and officers’ liability insurance providing protection no less favorable to the protection provided by the policies maintained by Goodness Growth and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date; provided, however, that Verano has agreed that prior to the Effective Time, Goodness Growth may, at its option, purchase prepaid run-off directors’ and officers’ liability insurance on terms substantially similar to the directors’ and officers’ liability policies currently maintained by Goodness Growth, but providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occurred on or prior to the Effective Date.
Pursuant to the Arrangement Agreement, Verano has agreed that following the Effective Date, it shall honor and cause Goodness Growth to honor all rights to indemnification or exculpation in favor of present and former officers and directors of Goodness Growth and its Subsidiaries as provided in the constating documents of Goodness Growth or any of its Subsidiaries in effect as of the date of the Arrangement Agreement or any contract by which Goodness Growth or any of its Subsidiaries is bound and which is in effect as of the date of the Arrangement Agreement, will survive the completion of the Plan of Arrangement and continue in full force and effect and without modification for a period of not less than six years from the Effective Time, with respect to actions or omissions of the indemnified parties occurring prior to the Effective Time.
Court Approval
Interim Order
On [•], 2022, Goodness Growth obtained the Interim Order providing for the calling, holding and conducting of the Meeting and other procedural matters. Copies of the Interim Order and the Notice of Hearing are attached hereto as Appendix “D” — “Interim Order” and Appendix “H” — “Notice of Hearing,” respectively.
Final Order
An arrangement under the BCBCA requires Court approval. Subject to the terms of the Arrangement Agreement, and upon obtaining the Required Approval in the manner required by the Interim Order, Goodness Growth will apply to the Court for the Final Order. The application for the Final Order approving the Arrangement is scheduled for [•], 2022 at [•] a.m. (Central Time), or as soon after that date as is practicable. Any Shareholder or other interested party who wishes to participate or to be represented or to present evidence or argument at the Final Order hearing is required to file with the Court and deliver to

Goodness Growth’s legal counsel at the address set out below, by or before [•] p.m. (Central Time) on [•], 2022, a Response to Petition and a copy of all materials upon which they intend to rely, subject to the rules of the Court, the Interim Order and any further order of the Court. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the rules of the Court, the Interim Order and any further order of the Court will be given notice of the postponement, adjournment or rescheduled date.
The Response to Petition and supporting materials must be delivered, within the time specified, to Goodness Growth’s legal counsel at the following address:
DLA Piper (Canada) LLP
666 Burrard Street, Suite 2800
Vancouver, British Columbia V6C 2Z7
Attention: Brent MacLean
Email: brent.maclean@dlapiper.com
Such persons who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements.
The Court will be advised, prior to the hearing of the application for the Final Order, that the Court’s approval of the Arrangement (and determination of the fairness thereof), will constitute the basis for reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, with respect to the issuance and distribution of the Verano Subordinate Voting Shares to be issued by Verano to Shareholders pursuant to the Arrangement, and with respect to the adjustment of the Goodness Options, Goodness RSUs and Goodness Warrants, which shall at the Effective Time cease to represent the rights to acquire Goodness Shares and instead represent a right to receive Verano Subordinate Voting Shares. See “Proposal 1: Arrangement Resolution — U.S. Securities Law Matters” for more information.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and the Court, in hearing the application for the Final Order, will consider, among other things, the fairness and reasonableness of the Arrangement to the parties affected, including Shareholders and holders of Goodness Options, Goodness RSUs, Goodness Warrants and other stakeholders as the Court determines appropriate, both from a substantive and a procedural point of view. The Court may approve the Arrangement as proposed or as amended, in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit. Depending on the nature of any required amendments, Goodness Growth and Verano may determine not to proceed with the Arrangement.
For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of Interim Order attached as Appendix “D” to this Circular.
Assuming the Final Order is granted and the other conditions to closing contained in the Arrangement Agreement are satisfied or waived to the extent legally permissible, then the Arrangement will be effective on such date and time as Goodness Growth and Verano may agree to in writing.
Letter of Transmittal
A Letter of Transmittal has been mailed, together with this Circular, to each person who was a Registered Shareholder on the Record Date. Each Registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying Goodness Share certificate(s) or DRS Statement(s) and all other required documents, as applicable as set out in the Letter of Transmittal, in order to receive the Verano Subordinate Voting Shares to which such Shareholder is entitled under the Arrangement. It is recommended that Shareholders complete, sign and return the Letter of Transmittal with the accompanying Goodness Share certificate(s) or DRS Statement(s) to the Depositary as soon as possible. Shareholders whose Goodness Shares are registered in the name of a nominee (Intermediary) should contact that nominee for assistance in depositing their Goodness Shares. See “Proposal 1: Arrangement Resolution — Exchange Procedure” for more information.
Each Registered Shareholder should be aware that the risk of loss of Goodness Shares when depositing the share certificate(s) or DRS Statement(s) shall pass only upon proper receipt thereof by the Depositary.

Accordingly, any use of the mail to transmit a certificate for Goodness Shares or DRS Statement representing Goodness Shares and a related Letter of Transmittal is at the risk of the Shareholder. If these documents are mailed, it is recommended that first-class or registered insured mail is used with return receipt requested.
Whether or not Shareholders forward the share certificate(s) or DRS Statement(s) representing their Goodness Shares, upon completion of the Arrangement on the Effective Date, Shareholders will cease to be Shareholders as of the Effective Date and will only be entitled to receive that number of Verano Subordinate Voting Shares to which they are entitled under the Arrangement or, in the case of Registered Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Goodness Shares in accordance with the dissent procedures. See “Proposal 1: Arrangement Resolution — Dissenting Shareholders’ Rights” for more information.
The instructions for exchanging share certificates(s) or DRS Statement(s) representing Goodness Shares and depositing such share certificate(s) or DRS Statement(s) with the Depositary are set out in the Letter of Transmittal and should be reviewed carefully. The Letter of Transmittal also provides instructions in respect of lost certificates. See “Proposal 1: Arrangement Resolution — Exchange Procedure” for more information.
Any Letter of Transmittal, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Shareholder except that all Letters of Transmittal will be automatically revoked if the Depositary is notified in writing by Goodness Growth and Verano that the Arrangement Agreement has been terminated, or if the Arrangement is not completed. If a Letter of Transmittal is automatically revoked, the share certificate(s) or DRS Statement(s) for the Goodness Shares received with the Letter of Transmittal will be promptly returned to the Shareholder submitting the same at the address specified in the Letter of Transmittal.
Exchange Procedure
Odyssey is acting as Depositary in connection with the Arrangement, pursuant to the terms of the Depositary Agreement. The Depositary will receive deposits of certificates or DRS Statements representing Goodness Shares, and an accompanying Letter of Transmittal, at the office specified in the Letter of Transmittal and will be responsible for delivering the Verano Subordinate Voting Shares to which Shareholders are entitled to under the Plan of Arrangement.
At the time of sending this Circular to each Shareholder, Goodness Growth is also sending to each Registered Shareholder a Letter of Transmittal. The Letter of Transmittal is for use by Registered Shareholders only and is not to be used by Non-Registered Shareholders. Non-Registered Shareholders should contact their Intermediary for instructions and assistance in receiving the Verano Subordinate Voting Shares in respect of their Goodness Shares.
Upon surrender to the Depositary for cancellation of a certificate or DRS Statement which immediately prior to the Effective Time represented outstanding Goodness Shares (other than Goodness Shares held by Verano or its respective affiliates and any Dissent Shares), together with a duly completed and executed Letter of Transmittal, and such additional documents and instruments as the Depositary may reasonably require, the Registered Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, the Verano Subordinate Voting Shares that such Shareholder has the right to receive under the Arrangement for such Goodness Shares, less any amounts withheld pursuant to Section 5.8 of the Plan of Arrangement, and any certificate or DRS Statement so surrendered shall forthwith be cancelled.
Following receipt of the Final Order and prior to the Effective Time, Verano shall deliver or cause to be delivered to the Depositary in escrow pending the Effective Time, sufficient Verano Subordinate Voting Shares (and any treasury directions addressed to Verano’s registrar and transfer agent as may be necessary) to satisfy the aggregate amount of Verano Subordinate Voting Shares due to the Shareholders (other than Dissenting Shareholders) in accordance with the Plan of Arrangement.
Registered Shareholders are requested to tender to the Depositary any certificates or DRS Statements representing their Goodness Shares, along with a duly completed Letter of Transmittal. As soon as practicable after the Effective Date, the Depositary will forward to each Registered Shareholder that submitted a properly completed Letter of Transmittal to the Depositary, together with the certificate(s) or DRS Statement(s) representing the Goodness Shares held by such Shareholder immediately prior to the Effective Date, certificates or DRS Statements representing the appropriate number of Verano Subordinate Voting Shares to which such Shareholder is entitled under the Plan of Arrangement, to be delivered to or at the direction of such Shareholder. DRS Statements representing the Verano Subordinate Voting Shares to which such Shareholder is entitled under the Arrangement will be registered in such name or names as directed in the Letter of Transmittal and will either be (i) delivered to the address or addresses as such Shareholder directed in their Letter of Transmittal, or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Shareholder in the Letter of Transmittal. Instructions will be provided upon receipt of the DRS Statement representing the Verano Subordinate Voting Shares for Registered Shareholders that would like to request a Verano Subordinate Voting Share certificate. The direct registration system (“DRS”) is a system that will allow Shareholders to hold their Verano Subordinate Voting Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, the Verano Subordinate Voting Shares will be held in the name of such Shareholders and registered electronically in Verano’s records, which will be maintained by its registrar and transfer agent, Odyssey. The first time the Verano Subordinate Voting Shares are recorded under DRS (upon completion of the Arrangement), the Shareholders will receive an initial DRS Statement acknowledging the number of Verano Subordinate Voting Shares held in their DRS account. Any time that there is movement of the Verano Subordinate Voting Shares into or out of a Shareholder’s DRS account, an updated DRS Statement will be mailed. Shareholders may request a statement at any time by contacting Odyssey. There is no fee to participate in DRS and dividends, if any, will not be affected by DRS.
Only Registered Shareholders will receive DRS Statements representing the Verano Subordinate Voting Shares. A Registered Shareholder that did not submit a properly completed Letter of Transmittal prior to the Effective Date may take delivery of the DRS Statements representing the number of Verano Subordinate Voting Shares to which the Registered Shareholder is entitled under the Arrangement by delivering the certificate(s) or DRS Statement(s) representing Goodness Shares formerly held by them to the Depositary at the office indicated in the Letter of Transmittal at any time prior to the sixth anniversary of the Effective Date. Such certificates or DRS Statements must be accompanied by a duly completed Letter of Transmittal, together with such other documents as the Depositary may require. DRS Statements representing the Verano Subordinate Voting Shares to which the Registered Shareholder is entitled under the Arrangement will be registered in such name or names as directed in the Letter of Transmittal, and will either be (i) delivered to the address or addresses as such Registered Shareholder directed in its Letter of Transmittal or (ii) made available for pick up at the office of the Depositary in accordance with the instructions of the Registered Shareholder in the Letter of Transmittal.
A Registered Shareholder must deliver to the Depositary at the office listed in the Letter of Transmittal:
(1)
the share certificates or DRS Statements representing their Shares;

(2)
a Letter of Transmittal in the form accompanying this Circular, or a manually executed photocopy thereof, properly completed and duly executed as required by the instructions set out in the Letter of Transmittal; and

(3)
any other relevant documents required by the instructions set out in the Letter of Transmittal.

Except as otherwise provided in the instructions to the Letter of Transmittal, the signature on the Letter of Transmittal must be guaranteed. If a Letter of Transmittal is executed by a person other than the Registered Shareholder of the share certificate(s) or DRS Statement(s) deposited therewith, the share certificate(s) or DRS Statement(s) must be endorsed or be accompanied by an appropriate securities transfer power of attorney, duly and properly completed by the Registered Shareholders, with the signature on the endorsement panel, or securities transfer power of attorney guaranteed by an Eligible Institution.
Any exchange or transfer of Goodness Shares pursuant to the Plan of Arrangement shall be free and clear of any liens or other claims of third parties of any kind.
No Fractional Shares
In no event shall any Shareholder be entitled to a fractional Verano Subordinate Voting Share. Where the aggregate number of Verano Subordinate Voting Shares to be issued to a Shareholder as consideration under the Arrangement would result in a fraction of a Verano Subordinate Voting Share being issuable, the number of Verano Subordinate Voting Shares to be received by such Shareholder shall be rounded down to the nearest whole Verano Subordinate Voting Share. Shareholders will not receive any additional compensation as a result of such adjustment.
Loss of Certificates
In the event any certificate which, immediately before the Effective Time, represented one or more outstanding Goodness Shares in respect of which the holder was entitled to receive Verano Subordinate Voting Shares is lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary will deliver or make available for pick up at its offices in exchange for such lost, stolen or destroyed certificate Verano Subordinate Voting Shares to which the Shareholder is entitled under the Plan of Arrangement together with any distributions or dividends which such holder is entitled to receive and less, in each case, any amounts withheld. When authorizing delivery of DRS Statements representing the Verano Subordinate Voting Shares to which a Registered Shareholder is entitled under the Plan of Arrangement in exchange for any lost, stolen or destroyed certificate, such former holder to whom certificates are to be delivered will be required, as a condition precedent to the delivery thereof, to give a bond satisfactory to Verano and the Depositary (acting reasonably) in such amount as Verano may direct, or to otherwise indemnify Goodness Growth, Verano and the Depositary against any claim that may be made against any of them with respect to the certificate or DRS Statement alleged to have been lost, stolen or destroyed.
Extinction of Rights after Six Years
Any certificate or book-entry advice statements which immediately prior to the Effective Time represented one or more outstanding Goodness Shares that were acquired by Verano which is not deposited with the Depositary on or before the sixth anniversary of the Effective Date shall, on the sixth anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a shareholder or otherwise and whether against Goodness Growth, Verano, the Depositary or any other person. On such date, the consideration of such former holder of Goodness Shares would otherwise have been entitled to receive, together with any distributions or dividends such holder would otherwise have been entitled to receive, shall be deemed to have been surrendered for no consideration to Verano. Neither Goodness Growth nor Verano will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Depositary in trust for any such former holder) which is forfeited to Verano or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.
Withholding Rights
Verano, Goodness Growth and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Shareholders, such taxes or other amounts as Verano, Goodness Growth or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any laws. To the extent that taxes or other amounts are so deducted or withheld, such deducted or withheld taxes or other amounts shall be treated for all purposes under the Arrangement Agreement as having been paid to the person in respect of which such deduction or withholding was made, provided that such deducted or withheld taxes or other amounts are actually remitted to the appropriate taxing authority. Each of Verano, Goodness Growth and the Depositary, as applicable, is authorized to sell or otherwise dispose of, on behalf of such person, such portion of any share or other security deliverable to such person as is necessary to provide sufficient funds to Verano, Goodness Growth or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Verano, Goodness Growth or the Depositary shall notify such person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such person.

Registered Shareholders
The exchange of Goodness Shares for the Verano Subordinate Voting Shares in respect of Non-Registered Shareholders is expected to be made with the Non-Registered Shareholder’s nominee (Intermediary) account through the procedures in place for such purposes between the Canadian Depository for Securities Limited (“CDS”) and such nominee. Non-Registered Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their nominee to complete the necessary steps to ensure that they receive payment for their Goodness Shares as soon as possible following completion of the Arrangement.
No Dividends or Distributions
No dividends or other distributions declared or made after the Effective Time with respect to Verano Subordinate Voting Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Goodness Shares that were exchanged unless and until the holder of record of such certificate shall surrender such certificate (or affidavit in the case of a lost certificate). Subject to applicable law, at the time of such surrender of any such certificate (or in the case of clause (B) below, at the appropriate payment date), there shall be paid to the holder of record of the certificates formerly representing whole Goodness Shares, without interest, (A) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to each whole Verano Subordinate Voting Share issued to such holder, and (B) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Verano Subordinate Voting Share.
Goodness Options, Goodness RSUs and Goodness Warrants
Holders of each of Goodness Options, Goodness RSUs and Goodness Warrants are not required to take any action in order to receive the replacement securities they are entitled to receive under the Arrangement. Upon completion of the Arrangement, the replacement securities to be issued by Verano to each such holder of Goodness Options, Goodness RSUs and Goodness Warrants will automatically be issued and registered in accordance with registration information previously provided by each such holder.
Regulatory Matters
HSR Act Approval
Under the HSR Act, parties to a transaction that meets statutory jurisdictional tests and is not otherwise exempted must provide notice of that transaction to the Antitrust Division of the DOJ, and to the FTC, and observe a statutory waiting period or if additional information is requested during such waiting period, clearance before that transaction can close. The Arrangement is subject to these notification and waiting period requirements. On February 14, 2022, the Parties submitted to the DOJ and FTC the notifications required under the HSR Act. The statutory waiting period expired on March 16, 2022.
Notwithstanding that the Parties have complied with the requirements of the HSR Act, the DOJ and the FTC retain the ability to take action under the antitrust laws, including seeking to enjoin the completion of the Arrangement, to rescind the Arrangement or to conditionally permit completion of the Arrangement subject to regulatory conditions or other remedies. In addition, although there is no comparable prior notification protocol at the state level, each relevant non-U.S. regulatory body and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Arrangement or permitting completion subject to regulatory conditions. Private parties also may seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Arrangement on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.
Under the Arrangement Agreement, it is a mutual condition precedent that no court or other Governmental Entity of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any order (whether temporary, preliminary or permanent) or other law that is in effect and restrains, enjoins or otherwise prohibits consummation of the Arrangement in accordance with the terms of the Arrangement Agreement. It is a further mutual condition precedent that there shall not have been any action or proceeding commenced by any Person (including any Governmental Entity) in any jurisdiction seeking to prohibit or restrict the Arrangement or the ownership or operation by Verano of the business or assets of Goodness Growth or any of its Subsidiaries. It also is a condition precedent to the obligation of Verano to consummate the Arrangement that there shall not have been any action or proceeding commenced by any Person (including any Governmental Entity) in any jurisdiction which seeks to compel Verano to dispose of any material portion of the business or assets of Verano, Goodness Growth or any of its Subsidiaries as a result of the Arrangement.
In addition to the HSR Act compliance obligation of the Parties with regard to the Arrangement, one or more Shareholders may have an analogous HSR Act compliance obligation prior to acquiring their Verano Subordinate Voting Shares. Whether any particular Shareholder’s acquisition of Verano Subordinate Voting Shares will trigger such a compliance obligation depends on whether the HSR Act jurisdictional tests are satisfied and whether any exemption would apply. One jurisdictional test is whether the particular Shareholder (and others whose holdings must be aggregated with such Shareholder’s under the HSR Act) would thereby hold Verano Subordinate Voting Shares (potentially including any Verano Subordinate Voting Shares already held) valued above a specified threshold (currently $ 101.0 million).
Were an HSR Act compliance obligation to apply to such a Shareholder’s acquisition of Verano Subordinate Voting Shares, then the applicable Shareholder, as well as Verano (by virtue of being the issuer whose shares are being acquired by that Shareholder), each would need to file a Notification and Report Form with the FTC and the DOJ and to observe an initial 30 calendar-day waiting period; and the Shareholder would be required to pay the statutory HSR Act filing fee (currently $45,000 or $125,000 or $280,000, depending on the value of Verano Subordinate Voting Shares deemed held as a result of the acquisition). The initial waiting period may be terminated before its expiration or extended by a request for additional information. Issuance of such a request requires the observation of an additional 30 calendar-day waiting period after the request is substantially complied with (unless extended by court order for failing to have substantially complied). Therefore, the existence of an HSR Act compliance obligation could delay the acquisition of Verano Subordinate Voting Shares by any such affected Shareholder.
A recipient’s failure to comply with the HSR Act could result in a civil penalty for each day in violation; the maximum civil penalty currently is $46,517 per day. To the extent Verano determines that an anticipated recipient of any Verano Subordinate Voting Shares may be subject to compliance with the HSR Act in connection with such receipt, Verano may be required to take certain actions under the HSR Act pending such compliance; and such actions may include, among other things, delaying the exchange for those Goodness Shares.
Goodness Growth is not aware of any Shareholder having a compliance obligation under the HSR Act in connection with the Arrangement. If any Shareholder that believes that it may have a compliance obligation under the HSR Act in connection with the Arrangement, such Shareholder should consult its own legal counsel and also contact Goodness Growth (at samgibbons@vireohealth.com) or Verano c/o Dentons Canada LLP (ora.wexler@dentons.com).
Canadian Securities Law Matters
Canadian Reporting Obligations of Goodness Growth
Goodness Growth is a reporting issuer in the provinces of British Columbia, Alberta and Ontario.
Canadian Reporting Obligations of Verano
Verano is a reporting issuer in all provinces and territories of Canada.
Qualification — Resale of Verano Subordinate Voting Shares
The issue of Verano Subordinate Voting Shares pursuant to the Arrangement will constitute distributions of securities which are exempt from the prospectus requirements of Canadian securities laws and, subject to the satisfaction of certain conditions, will not be subject to resale restrictions. Recipients of Verano Subordinate Voting Shares are urged to obtain legal advice to ensure that their resale of such securities complies with Canadian securities laws.
U.S. Securities Law Matters
The following discussion is a general overview of certain requirements of U.S. federal and state securities laws applicable to Shareholders. All holders of such securities are urged to obtain legal advice to ensure that their resale of such securities complies with applicable U.S. Securities Laws. Also see “Notice to Shareholders in the United States.”
Shareholders who resell Verano Subordinate Voting Shares must also comply with Canadian securities laws, as outlined above.
Status Under U.S. Federal Securities Laws
The Verano Subordinate Voting Shares are registered under Section 12(g) of the Exchange Act, and trade on the OTCQX under the symbol VRNOF, and Verano is subject to periodic reporting obligations under the Exchange Act. Verano is not a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act, and as a result Verano and its insiders are subject to the proxy requirements, insider reporting requirements and “short swing” profit rules of the Exchange Act.
Exemption Relied Upon from the Registration Requirements of the Securities Act
The Verano Subordinate Voting Shares to be issued pursuant to the Arrangement have not been and will not be registered under the Securities Act and will be issued in reliance on the exemption afforded by Section 3(a)(10) of the Securities Act.
Section 3(a)(10) of the Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved by a court or authorized government entity after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, and such court or governmental authority is expressly authorized by Law to grant such approval and to hold such a hearing. Accordingly, the Final Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the Securities Act with respect to the Verano Subordinate Voting Shares issued in connection with the Arrangement.
Resale of Verano Subordinate Voting Shares Within the United States
The Verano Subordinate Voting Shares to be issued under the Arrangement will not be subject to resale restrictions under the Securities Act, except that the Securities Act imposes restrictions on the resale of Verano Subordinate Voting Shares received pursuant to the Arrangement by persons who are at the time of a resale, or who were within three months before the resale, affiliates of Verano.
Any holder of Verano Subordinate Voting Shares who is an affiliate of Verano at the time of a proposed resale, or had been an affiliate of Verano within three months before a proposed resale, is urged to consult with its own legal advisor to ensure that any proposed resale of Verano Subordinate Voting Shares issued to them under the Arrangement complies with applicable Securities Act and Securities Law requirements.
Pro Forma Economic Ownership of the Combined Company
Based on the shares of Goodness Growth and Verano issued and issuable as of January 31, 2022, the Exchange Ratio at such time would have resulted in the Shareholders and Verano shareholders owning approximately 10.1% and 89.9%, respectively, of the outstanding equity interests in the Combined Company on a fully diluted basis. Based on the shares of Goodness Growth and Verano issued and issuable as of the Record Date, the Exchange Ratio at such time would have resulted in the Shareholders and Verano shareholders owning approximately [•]% and [•]%, respectively, of the outstanding equity interests in the Combined Company on a fully-diluted basis.

Accounting Treatment
The Arrangement will be accounted for as a business combination using the acquisition method of accounting with Verano being treated as the acquirer. The Arrangement will result in the recognition of assets acquired and liabilities assumed at fair value. Due to timing constraints, as of the date of this Circular, Verano has not performed the detailed valuation studies necessary to arrive at the final estimates of the fair value of the Goodness Growth assets to be acquired, the liabilities to be assumed and the related allocations of purchase price. We expect preliminary purchase accounting including valuation to be completed following the Closing Regulatory Approval and the Closing of the Arrangement. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of Goodness Growth as of the Effective Date of the Arrangement.
Stock Exchange Listing
If the Arrangement is completed, Verano intends to have the Goodness Shares deregistered under the Exchange Act, delisted from the CSE and removed from quotation on the OTCQX. In addition, Verano currently expects to list the Verano Subordinate Voting Shares issued pursuant to the Arrangement on the CSE at, or as soon as practicable following, the Effective Time, which trading price will be in Canadian dollars. Consequently, following the closing of the Arrangement, Shareholders are expected to be able to trade their Verano Subordinate Voting Shares on either the CSE or the OTCQX, subject to compliance with applicable securities laws.
Treatment of Goodness Growth Convertible Securities
Goodness Options
In accordance with the terms of the 2019 Plan, the terms of each Goodness Option outstanding immediately prior to the Effective Time will be adjusted so that, upon exercise of such Goodness Option, the holder shall, upon payment of the exercise price under such Goodness Option, be entitled to receive, in substitution for the number of Goodness Shares subject to such Goodness Option, the number of Verano Subordinate Voting Shares equal to the product obtained when the number of Goodness Shares subject to such Goodness Option immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the exercise price per Verano Subordinate Voting Share under such Goodness Option immediately following the adjustment described in this step (1)(h) shall equal the price per Goodness Share immediately prior to the Effective Time divided by the Exchange Ratio, the Goodness Options shall not be exchanged or otherwise replaced by the Plan of Arrangement, and will continue to be governed by the 2019 Plan on the same terms and conditions as were applicable to such Goodness Options immediately prior to the Effective Time. Notwithstanding the foregoing, if necessary to satisfy the requirements of Subsection 7(1.4) of the Tax Act, the exercise price of a Goodness Option adjusted in accordance with the foregoing shall be increased such that the In-The-Money Amount of the Goodness Option immediately after such adjustment does not exceed the In-The-Money Amount of the Goodness Option immediately before such adjustment. For any Goodness Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it is intended that such adjustment will comply with Treasury Regulation Section 1.424(1)(a). For any Goodness Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment will be implemented in a manner intended comply with Section 409A of the Code.
Goodness RSUs
In accordance with the 2019 Plan, the terms of each Goodness RSU outstanding immediately prior to the Effective Time shall be adjusted so that, upon vesting of such Goodness RSU, the holder shall be entitled to receive, instead of the number of Goodness Shares underlying such Goodness RSU, that number of Verano Subordinate Voting Shares equal to the product obtained when the number of Goodness Shares underlying such Goodness RSU immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the Goodness RSUs shall not be exchanged or otherwise replaced by the Plan of Arrangement, and, subject to this section, will continue to be governed by the 2019 Plan on the same terms and conditions as were applicable to such Goodness RSUs immediately prior to the Effective Time.

Goodness Warrants
Each Goodness Warrant outstanding immediately prior to the Effective Time, will be, and will be deemed to be, adjusted in accordance with its terms, for a Replacement Warrant to purchase a number of Verano Subordinate Voting Shares equal to the product obtained when the number of Subordinate Voting Shares issuable on exercise of such exchanged Goodness Warrant immediately prior to the Effective Time is multiplied by the Exchange Ratio, at an exercise price per Verano Subordinate Voting Share equal to the exercise price per share under such exchanged Goodness Warrant immediately prior to the Effective Time divided by the Exchange Ratio (provided that if the exercise of Replacement Warrants by a holder would otherwise result in the aggregate number of Verano Subordinate Voting Shares issuable to such holder including a fraction of a Verano Subordinate Voting Share, the aggregate number of Verano Subordinate Voting Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Goodness Warrant, and such exchanged Goodness Warrant shall thereupon be cancelled. Any document previously evidencing such Goodness Warrant shall thereafter represent only the right to receive, in exchange therefor, the Replacement Warrants that the holder of such document is entitled to receive. For greater certainty, the Goodness Warrants shall not be exchanged or otherwise replaced by the Plan of Arrangement.
Goodness MVS Warrants
Each Goodness MVS Warrant outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, adjusted in accordance with its terms for a Verano warrant (each, a “Replacement MVS Warrant”) which will entitle the holder to purchase from Verano that number of Verano Subordinate Voting Shares equal to the product obtained when the number of Multiple Voting Shares issuable on exercise of such exchanged Goodness MVS Warrant immediately prior to the Effective Time is multiplied by the product of, (A) the Exchange Ratio, and (B) the Goodness MVS Conversion Ratio, at an exercise price per Verano Subordinate Voting Share equal to the exercise price per Goodness Share under such exchanged Goodness MVS Warrant immediately prior to the Effective Time divided by the product of (A) the Exchange Ratio, and (B) the Goodness MVS Conversion Ratio (provided that if the exercise of Replacement MVS Warrants by a holder would otherwise result in the aggregate number of Verano Subordinate Voting Shares issuable to such holder including a fraction of a Verano Subordinate Voting Share, the aggregate number of Verano Subordinate Voting Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement MVS Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Goodness MVS Warrant, and such exchanged Goodness MVS Warrant shall thereupon be cancelled. Any document previously evidencing such Goodness MVS Warrant shall thereafter represent only the right to receive, in exchange therefor, the Replacement MVS Warrant that the holder of such document is entitled to receive. For greater certainty, the Goodness MVS Warrants shall not be exchanged or otherwise replaced by the Plan of Arrangement.
Dissenting Shareholders’ Rights
The following is a summary of the provisions of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, relating to a Shareholder’s Dissent Rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of its Goodness Shares and is qualified in its entirety by reference to the full text of Sections 237 to 247 of the BCBCA, which is attached to this Circular as Appendix “E,” as modified by the Plan of Arrangement, the Interim Order and any other order of the Court.
The statutory provisions dealing with the right of dissent are technical and complex. Any Dissenting Shareholder should seek independent legal advice, as failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of all Dissent Rights.

A Dissenting Shareholder may exercise Dissent Rights, provided that, notwithstanding Sections 237 to 247 of the BCBCA, the Dissent Notice must be sent to Goodness Growth by holders who wish to dissent and must be received by Goodness Growth not later than 4:00 p.m. (Central Time) two business days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).
Registered Shareholders who wish to exercise Dissent Rights should take note that the procedures for dissenting to the Arrangement Resolution require strict compliance with the applicable dissent procedures. In addition to any other restrictions in the Interim Order or the BCBCA, pursuant to the Plan of Arrangement, the following do not have Dissent Rights: (i) holders of Goodness Options; (ii) holders of Goodness RSUs, (iii) holders of Goodness Warrants, (iv) holders of Goodness MVS Warrants and (v) holders of Goodness Shares who vote in favor or have instructed a proxyholder to vote in favor of the Arrangement Resolution.
Dissent Rights to the Arrangement Resolution for Registered Shareholders
As indicated in the Notice, any Registered Shareholder as at the Record Date is entitled to be paid the fair value of the Goodness Shares held by such holder in accordance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, if such holder validly exercises Dissent Rights and the Arrangement becomes effective.
Anyone who is a beneficial owner of Goodness Shares as at the Record Date registered in the name of an Intermediary and who wishes to dissent should be aware that only Registered Shareholders as at the Record Date are entitled to exercise Dissent Rights. A Registered Shareholder as at the Record Date who holds Goodness Shares as an Intermediary for one or more beneficial owners, one or more of whom wish to exercise Dissent Rights, must exercise such Dissent Rights on behalf of such holder(s). In such case, the Dissent Notice should specify the number of Goodness Shares held by the Intermediary for such beneficial owner. A Dissenting Shareholder may dissent only with respect to all the Goodness Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder.
The following description of the dissent procedures is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of its Goodness Shares and is qualified in its entirety by reference to the full text of the Plan of Arrangement, the Interim Order and any other order of the Court, and Sections 237 to 247 of the BCBCA, which are attached to this Circular as Appendices “C,” “D” and “E,” respectively. A Registered Shareholder as at the Record Date who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and seek independent legal advice. Failure to strictly comply with the provisions of the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and to adhere to the procedures established therein, may result in the loss of all rights thereunder.
The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein.
Registered Shareholders as at the Record Date who duly exercise Dissent Rights and who:
(1)
are ultimately entitled to be paid fair value for their Dissent Shares, which fair value shall be the fair value of such Dissent Shares as of the close of business on the last business day before the day on which the Arrangement is approved by Shareholders at the Meeting, shall be paid an amount equal to such fair value by Verano and shall be deemed to have transferred such Dissent Shares to Verano in accordance with the Plan of Arrangement; or

(2)
are ultimately not entitled, for any reason, to be paid fair value for their Goodness Shares in respect of which they have exercised Dissent Rights, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-Dissenting Shareholder and shall be entitled to receive only the Verano Subordinate Voting Shares that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights, but in no case shall Goodness Growth, Verano or any other person be required to recognize Registered Shareholders who exercise Dissent Rights as Shareholders after the Effective Time, and the names of such Registered Shareholders who exercise Dissent Rights shall be removed from the applicable register of Shareholders as at the Effective Time. There can be no assurance that a Dissenting Shareholder will receive consideration for its Goodness Shares of equal or greater value to the Verano Subordinate Voting Shares that such Dissenting Shareholder would have received under the Arrangement.
Sections 237 to 247 of the BCBCA
Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, provides that Registered Shareholders as at the Record Date who dissent to the Arrangement in compliance with Sections 237 to 247 of the BCBCA may exercise a right of dissent and require Verano to purchase the Goodness Shares held by such Registered Shareholders at the fair value of such Goodness Shares.
The exercise of Dissent Rights does not deprive a Registered Shareholder of the right to vote at the Meeting. However, a Registered Shareholder is not entitled to exercise Dissent Rights in respect of the Arrangement Resolution if such holder votes any of the Goodness Shares beneficially held by such holder FOR the Arrangement Resolution. A vote against the Arrangement Resolution, whether in person or by proxy, does not constitute a Dissent Notice for purposes of the right to dissent under Sections 237 to 247 of the BCBCA.
A Registered Shareholder as at the Record Date who wishes to dissent must deliver the Dissent Notice to Goodness Growth as set forth above and such Dissent Notice must strictly comply with the requirements of Section 242 of the BCBCA as modified by the Interim Order, the Plan of Arrangement and any other order of the Court. Any failure by a Registered Shareholder to fully comply with the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of that holder’s Dissent Rights. Non-Registered Shareholders as at the Record Date who wish to exercise Dissent Rights must cause the Registered Shareholder holding their Goodness Shares to deliver the Dissent Notice of such Non-Registered Shareholders.
To exercise Dissent Rights, a Registered Shareholder must prepare a separate Dissent Notice for him, her or itself, if dissenting on his, her or its own behalf, and one for each other Non-Registered Shareholder who beneficially owns Goodness Shares registered in such Registered Shareholder’s name and on whose behalf such Registered Shareholder intends to exercise Dissent Rights; and, if dissenting on its own behalf, must dissent with respect to all of the Goodness Shares registered in his, her or its name beneficially owned by such Registered Shareholder or if dissenting on behalf of a Non-Registered Shareholder, with respect to all of the Goodness Shares registered in his, her or its name and beneficially owned by such Non-Registered Shareholder. The Dissent Notice must set out the number and the class of Goodness Shares in respect of which the Dissent Rights are being exercised (the “Dissent Shares”) and: (a) if such Dissent Shares constitute all of the Goodness Shares of which the Shareholder is the registered and beneficial owner and the Shareholder owns no other Goodness Shares beneficially, a statement to that effect; (b) if such Dissent Shares constitute all of the Goodness Shares of which the Shareholder is both the registered and beneficial owner, but the Shareholder owns additional Goodness Shares beneficially, a statement to that effect and the names of the Registered Shareholder(s) of those other Goodness Shares, the number and the class of Goodness Shares held by each such Registered Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Goodness Shares; and (c) if the Dissent Rights are being exercised by a Registered Shareholder who is not the beneficial owner of such Goodness Shares, a statement to that effect and the name and address of the Non-Registered Shareholder and a statement that the Registered Shareholder is dissenting with respect to all Goodness Shares of the Non-Registered Shareholder registered in such Registered Shareholder’s name.
If the Arrangement Resolution is approved by the Shareholders at the Meeting, and if Goodness Growth notifies the Dissenting Shareholders of its intention to act upon the Arrangement Resolution, pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Dissenting Shareholder must, within one month after the date of such notice, send to Goodness Growth or its registrar and transfer agent a written statement that such holder requires Goodness Growth to purchase all of the Dissent Shares. Such a written statement must be accompanied by the certificate(s) or DRS Statement, if any, representing such Dissent Shares, and, if the dissent is being exercised by the Registered Shareholder on behalf of a Non-Registered Shareholder who is not such Registered Shareholder, a written statement that: (i) is signed by the Non-Registered Shareholder on whose behalf dissent is being exercised; and (ii) sets out whether or not the Non-Registered Shareholder is the beneficial owner of other Goodness Shares and, if so, sets out: (A) the names of the registered owners of those other Goodness Shares, (B) the number and the class of those other Goodness Shares that are held by each of those registered owners, and (C) that dissent is being exercised in respect of all of those other Goodness Shares, all in accordance with Section 244 of the BCBCA.
If a Dissenting Shareholder fails to strictly comply with the requirements of the Dissent Rights, it will lose its Dissent Rights, Verano will return to the Dissenting Shareholder the certificate(s) or DRS Statement representing the Goodness Shares that were delivered to Verano, if any, and if the Arrangement is completed, that Dissenting Shareholder will be deemed to have participated in the Arrangement on the same terms as a Shareholder who has not exercised Dissent Rights. A vote against the Arrangement Resolution, whether in person or by proxy, or not voting on the Arrangement Resolution does not constitute a Dissent Notice.
Upon delivery of the written statement and the required documents, the Dissenting Shareholder ceases to have any rights as a Shareholder other than the right to be paid the fair value of the Goodness Shares, except where, before full payment is made for the Dissent Shares, the Arrangement in respect of which the Dissent Notice was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Shareholder withdraws the Dissent Notice with Goodness Growth’s written consent. If any of these events occur, Verano must return the share certificate(s) or DRS Statement, if any, representing the Goodness Shares to the Dissenting Shareholder and the Dissenting Shareholder will regain the ability to vote and exercise its rights as a Shareholder at the Meeting.
The Dissenting Shareholder and Goodness Growth may agree on the payout value of the Dissent Shares; otherwise, either party may apply to the Court to determine the fair value of the Dissent Shares or apply for an order that value be established by arbitration or by reference to the Registrar or a referee of the Court. If the matters provided for in the Arrangement Resolution become effective and the Dissenting Shareholder has complied with Sections 237 to 247 of the BCBCA, after a determination of the payout value of the Dissent Shares, Verano must then promptly pay that amount to the Dissenting Shareholder.
Addresses for Notice
Notwithstanding Section 242(1)(a) of the BCBCA, the written Dissent Notice to the Arrangement Resolution must be received from Dissenting Shareholders by Goodness Growth at DLA Piper (Canada) LLP, 666 Burrard Street, Suite 2800, Vancouver, British Columbia V6C 2Z7 not later than 4:00 p.m. (Central Time) two business days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).
Strict Compliance with Dissent Provisions Required
The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a Dissenting Shareholder under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, and reference should be made to the specific provisions of Sections 237 to 247 of the BCBCA, the Plan of Arrangement and the Interim Order. The BCBCA requires strict adherence to the procedures regarding the exercise of rights of dissent established therein. The failure to adhere to such procedures may result in the loss of all rights of dissent. Accordingly, each Registered Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and any other order of the Court, and consult a legal advisor. A copy of Sections 237 to 247 of the BCBCA is set out in Appendix “E” to this Circular and a copy of the Plan of Arrangement and the Interim Order are set out in Appendix “C” and Appendix “D,” respectively, to this Circular.
Each Registered Shareholder wishing to exercise the Dissent Rights should carefully consider and comply with the provisions of the Interim Order and Sections 237 to 247 of the BCBCA, which are attached to this Circular as Appendix “D” and Appendix “E,” respectively, and should seek his, her or its own legal advice. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.

Depositary
Goodness Growth and Verano have retained the services of the Depositary for the receipt of the Letters of Transmittal and the certificates and DRS Statements representing Goodness Shares and for the delivery of the Verano Subordinate Voting Shares for the Goodness Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under U.S. Securities Laws and expenses in connection therewith.

THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS
The following is a summary of the principal terms of the Arrangement Agreement. This summary does not purport to be complete and may not contain all of the information about the Arrangement Agreement that is important to Shareholders. The rights and obligations of the Parties are governed by the express terms and conditions of the Arrangement Agreement and not by this summary or any other information contained in this Circular. This summary is qualified in its entirety by, in the case of the Arrangement Agreement, the complete text of the Arrangement Agreement, a copy of which is attached to this Circular as Appendix “B” and is available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov, and in the case of the Plan of Arrangement, the complete text of the Plan of Arrangement, a copy of which is attached at Appendix “C” to this Circular.
On January 31, 2022, Goodness Growth entered into the Arrangement Agreement with Verano, pursuant to which Goodness Growth and Verano agreed that, subject to the terms and conditions set forth in the Arrangement Agreement, Verano will acquire 100% of the Goodness Shares pursuant to the Plan of Arrangement under the BCBCA. Upon completion of the Arrangement, Shareholders (other than Dissenting Shareholders) will receive, for each Subordinate Voting Share held, 0.22652 of a Verano Subordinate Voting Share held, and 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share held, immediately prior to the Effective Time.
The terms of the Arrangement Agreement were the result of arm’s length negotiation between Goodness Growth and Verano and their respective advisors. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Arrangement Agreement.
Representations and Warranties
Except for its status as the contractual document that establishes and governs the legal relations among Goodness Growth and Verano with respect to the Arrangement, Goodness Growth and Verano do not intend for the Arrangement Agreement to be a source of factual, business or operational information about Goodness Growth or Verano. The Arrangement Agreement contains representations and warranties made by Goodness Growth to Verano, and by Verano to Goodness Growth, which are summarized below.
These representations and warranties have been made by each Party solely for the benefit of the other Party and:
•
were not intended as statements of fact, but rather as a way of allocating the risk to one of the Parties if those statements prove to be inaccurate;

•
have been qualified by certain confidential disclosures that were made to the other Party in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement; and

•
may apply standards of materiality (including Material Adverse Effect) that may be different from that considered material to Goodness Growth Shareholders, or that may have been used for the purpose of allocating risk between the Parties rather than for the purpose of establishing facts.

Moreover, information concerning the subject matter of the representations and warranties in the Arrangement Agreement were made as of specific dates specified therein and may have changed since the date of the Arrangement Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.
The representations and warranties provided by Goodness Growth in favor of Verano relate to, among other things:
•
the determination by the Board that the Plan of Arrangement is fair to the Goodness Growth Shareholders and is in the best interests of Goodness Growth and the Shareholders;

•
the unanimous resolution of the Board to recommend to the Goodness Growth Shareholders that they vote in favor of the Arrangement Resolution;

•
the approval by the Board of the Arrangement pursuant to the Plan of Arrangement and the execution of the performance of the Arrangement Agreement;

•
the receipt by the Board of opinions relating to the fairness of the Consideration to be received by the Shareholders in connection with the Arrangement;

•
corporate organization and similar corporate matters, including the permits and qualification to do business under applicable law;

•
the corporate power and authority of Goodness Growth to enter into the Arrangement Agreement and perform its obligations thereunder, including Board approval to enter into the Arrangement Agreement, and no other corporate proceedings on the part of Goodness Growth are necessary to authorize the execution and delivery by it of the Arrangement Agreement or (subject to obtaining the Closing Regulatory Approval, the approval of the Arrangement Resolution by Shareholders, the Interim Order and the Final Order) the completion by Goodness Growth of the transactions contemplated thereby;

•
the execution and delivery of the Arrangement Agreement by Goodness Growth and the performance by it of its obligations thereunder, and the completion of the Arrangement not resulting in a violation, conflict or default under Goodness Growth’s or its subsidiaries’ constating documents or any Law;

•
capital structure;

•
Securities Laws matters, including “reporting issuer” status of Goodness Growth and the absence of any delisting, suspension or cease trading orders with respect to Goodness Growth’s securities;

•
ownership of its subsidiaries, and certain matters with respect to its subsidiaries;

•
timely and accurate filing of public documents and the absence of any misrepresentations;

•
forward-looking information;

•
financial statements;

•
the absence of any off-balance sheet arrangements not otherwise disclosed;

•
internal controls and financial reporting;

•
accounting policies;

•
independent auditors;

•
title to Goodness Growth assets;

•
compliance with laws, regulatory approvals and authorizations;

•
U.S. Securities Laws matters;

•
“investment company” status under the U.S. Investment Company Act of 1940;

•
business relationships;

•
privacy protection matters;

•
intellectual property matters;

•
leased premises;

•
real property;

•
operating conditions of assets;

•
the adequacy of financial books and records;

•
the adequacy of minute books;

•
the absence of undisclosed liabilities;

•
the absence of certain material changes in respect of Goodness Growth and its subsidiaries;

•
litigation;

•
taxes;

•
Goodness Growth’s material contracts, including the absence of material default under each such contract;

•
permits;

•
environmental matters;

•
the Competition Act (Canada);

•
Goodness Growth’s status as a “Canadian business” under the Investment Canada Act;

•
employee benefits;

•
labour and employment matters;

•
full disclosure and completion of previous acquisitions in compliance with Securities Law;

•
the absence of cease trade orders;

•
related party transactions;

•
no expropriation of any property or assets;

•
the absence of registration rights;

•
the absence of rights of first refusal, options to purchase, or any other right of participation of any other Person;

•
the absence of voting control agreements;

•
the absence of restrictions on business activities;

•
brokers;

•
insurance;

•
compliance with respect to Canada’s Corruption of Foreign Public Officials Act and the U.S. Foreign Corrupt Practices Act;

•
compliance with anti-money laundering legislation;

•
directors and officers;

•
the absence of shareholder rights plans; and

•
COVID-19 and COVID-19 measures.

The representations and warranties provided by Verano in favor of Goodness Growth relate to, among other things:
•
Verano’s board of directors (the “Verano Board”) determined the Arrangement Agreement is in the best interests of Verano;

•
the Verano Board approved the execution of the performance of the Arrangement Agreement;

•
corporate organization and similar corporate matters, including the permits and qualification to do business under applicable law;

•
corporate power and authority of Verano to enter into the Arrangement Agreement and perform its obligations thereunder, including Verano Board approval to enter into the Arrangement Agreement, and no other corporate proceedings on the part of Verano are necessary to authorize the execution and delivery by it of the Arrangement Agreement or the completion by Verano of the transactions contemplated thereby;

•
the execution and delivery of the Arrangement Agreement by Verano and the performance by it of its obligations thereunder, and the completion of the Arrangement not resulting in a violation, conflict or default under Verano’s or its subsidiaries’ constating documents or any Law;

•
capital structure;

•
the securities issuable in connection with the Arrangement;

•
Securities Laws matters, including “reporting issuer” status of Verano and the absence of any delisting, suspension or cease trading orders in respect of Verano’s securities;

•
ownership of its subsidiaries, and certain matters with respect to its subsidiaries;

•
timely and accurate filing of public documents and the absence of any misrepresentations;

•
forward-looking information;

•
financial statements;

•
the absence of any off-balance sheet arrangements not otherwise disclosed;

•
internal controls and financial reporting;

•
accounting policies;

•
independent auditors;

•
title to Verano assets;

•
compliance with laws, regulatory approvals and authorizations;

•
intellectual property matters;

•
leased and owned real property;

•
the adequacy of financial books and records;

•
the adequacy of minute books;

•
the absence of undisclosed liabilities;

•
the absence of certain material changes in respect of Verano and its subsidiaries

•
litigation;

•
taxes;

•
material contracts;

•
permits;

•
environmental matters;

•
regulatory matters;

•
labour and employment matters;

•
full disclosure and completion of previous acquisitions in compliance with Securities Law;

•
the absence of cease trade orders;

•
related party transactions;

•
the absence of voting control agreements;

•
the absence of restrictions on business activities;

•
brokers;

•
compliance with respect to Canada’s Corruption of Foreign Public Officials Act and the U.S. Foreign Corrupt Practices Act;

•
compliance with anti-money laundering legislation; and

•
directors and officers.

The representations and warranties of Goodness Growth and Verano contained in the Arrangement Agreement will not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which the Arrangement Agreement is terminated in accordance with its terms. Any investigation by Verano and its advisors shall not mitigate, diminish or affect the representations and warranties of Goodness Growth contained in the Arrangement Agreement. Notwithstanding the termination of the Arrangement Agreement prior to the Effective Time, and the resulting expiration of the representations and warranties, each Party to the Arrangement Agreement may be liable for any damages arising out of willful breach of any provision of the Arrangement Agreement.
Covenants
General
In the Arrangement Agreement, each of Goodness Growth and Verano has agreed to certain covenants, including customary covenants relating to the operation of their respective businesses in the Ordinary Course, to use commercially reasonable efforts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement and the Plan of Arrangement, to complete the Required Divestiture and to obtain the Closing Regulatory Approval set out in the Arrangement Agreement, as described below.
Goodness Growth Covenants Regarding Conduct of Business
The Arrangement Agreement includes covenants by Goodness Growth in favor of Verano that, until the earlier of the Effective Time and the termination of the Arrangement Agreement, except with the express prior written consent of Verano, acting reasonably, or as required by Law, as set out in the Goodness Growth Disclosure Letter, or as otherwise contemplated or permitted by the Arrangement Agreement or the Plan of Arrangement:
(a)
Goodness Growth will, and will cause its subsidiaries to, conduct their business in the Ordinary Course;

(b)
Goodness Growth will use commercially reasonable efforts to maintain and preserve its and its subsidiaries’ respective business organizations, assets, properties, rights, goodwill and business relationships;

(c)
Goodness Growth will not, and Goodness Growth will not permit any of its subsidiaries to, directly or indirectly, among other things:

(i)
amend its or their articles, charter, by-laws or other constating documents;

(ii)
split, combine, consolidate or reclassify any shares of its capital stock or declare, set aside or pay any dividend or other distribution thereon (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(iii)
redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire any shares of its capital stock or any of its outstanding securities;

(iv)
issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any shares of its capital stock or other equity or voting interests (including issued Goodness Growth Shares held by Goodness Growth in treasury), or any options, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such capital stock or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of Goodness Growth Shares, except for the issuance of Goodness Growth Subordinate Voting Shares and Goodness Growth Multiple Voting Shares issuable upon the exercise or settlement of Goodness Options, Goodness RSUs, and Goodness Growth Warrants, in each case that are outstanding on the date of the Arrangement Agreement or upon the conversion of Goodness Growth Super Voting Shares or Goodness Growth Multiple Voting Shares into Goodness Growth Subordinate Voting Shares, in each case that are outstanding on the date of the Arrangement Agreement or issued in accordance with the Arrangement Agreement;

(v)
reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(vi)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Goodness Growth or any of its subsidiaries;

(vii)
enter into any Contract with any Person that has obligations for Goodness Growth and/or its subsidiaries in excess of $300,000, other than for capital expenditures as permitted in the Arrangement Agreement;

(viii)
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses having a cost, on a per transaction or series of related transactions basis, in excess of $300,000 for all such transactions, other than (i) inventory acquired in the Ordinary Course; (ii) assets in connection with the Ordinary Course operation of Company Business; and (iii) as otherwise permitted under the terms of the Arrangement Agreement;

(ix)
sell, pledge, lease, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of Goodness Growth or of any of its subsidiaries or any interest in any assets of Goodness Growth and its subsidiaries having a book or fair market value greater than $150,000 individually or $1,500,000 in the aggregate, other than inventory sold in the Ordinary Course;

(x)
make any capital expenditure or commitment to do so which, individually exceeds $150,000 or in the aggregate exceeds $3,000,000;

(xi)
other than under the Credit Agreement, amend or modify, or terminate or waive any material right under, any Material Contract;

(xii)
enter into any contract or agreement with a term of more than 12 months, except for contracts or agreements that are not Material Contracts that are entered into in the Ordinary Course;

(xiii)
amend, modify or terminate any material insurance (or re-insurance) policy of Goodness Growth or any Subsidiary in effect on the date of the Arrangement Agreement outside the Ordinary Course, provided, however, that the Arrangement Agreement shall not prohibit Goodness Growth from (i) making changes to the terms of any material insurance (or re-insurance) policy in connection with, or replacing any existing policy with a substantially policy to the extent that it can be obtained on a commercially reasonable basis in connection with, a renewal or termination of an existing insurance (or re-insurance) policy, or (ii) in the event that a current insurer no longer will provide the scope or level of insurance currently provided of its own volition (for instance, if the insurer will no longer provide insurance in the cannabis industry);

(xiv)
increase any coverage under any directors’ and officers’ insurance policy other than as contemplated under the Arrangement Agreement;

(xv)
other than under the terms and conditions of and pursuant to the Credit Agreement in effect on the date hereof, prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof, except as permitted pursuant to the Credit Agreement;

(xvi)
make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person other than advances and capital contributions to wholly-owned subsidiaries of Goodness Growth in the Ordinary Course;

(xvii)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(xviii)
make any material Tax election or designation, settle or compromise any Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

(xix)
make any material change in Goodness Growth’s methods of accounting, except as required by Laws or concurrent changes in U.S. GAAP;

(xx)
grant or implement any increase in the rate of wages, salaries, bonuses or other remuneration of any Goodness Growth Employee or independent contractor earning total compensation in excess of $150,000 annually or make any bonus or profit sharing distribution or similar payment of any kind with respect to any Goodness Growth Employee or independent contractor, except: (i) as may be required by a Contract listed in the Goodness Growth Disclosure Letter, with such requirements described therein; or (ii) annual increases in base wages and salaries made in the Ordinary Course;

(xxi)
(i) adopt, enter into or amend any Employee Plan; (ii) pay any benefit to any director or officer of Goodness Growth or any of its subsidiaries that is not required under the terms of any Employee Plan or agreement in effect on the date of the Arrangement Agreement; (iii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of Goodness Growth or any of its subsidiaries or to any Goodness Growth Employee; (iv) make any determination under any Employee Plan that is not in the Ordinary Course; or (v) take or propose any action to effect any of the foregoing;

(xxii)
cancel, waive, release, assign, settle or compromise any claims or rights of material value or take any material action or fail to take any action in any material respect that would result in termination of any material claims or rights other than as set out in the Arrangement Agreement;

(xxiii)
commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to Goodness Growth or any of its subsidiaries, any Company Assets or Company Business in excess of an aggregate amount of $5,000,000, net of insurance proceeds, other than settlements in amounts for matters that have been specifically reserved for in Goodness Growth’s September 30, 2021 financial statements included in Goodness Growth Filings prior to the date hereof;

(xxiv)
enter into any material Contract with a Person (other than a wholly-owned Subsidiary or NFP of Goodness Growth) that does not deal at arm’s length with Goodness Growth;

(xxv)
commit to or enter into any new arrangements, agreements or understandings or modify any existing arrangements, agreements or understandings between Goodness Growth and any Goodness Growth Shareholder or holder of convertible securities of Goodness Growth owning or controlling more than 1% of any class of the outstanding Goodness Growth Shares, as applicable;

(xxvi)
cease taking or take any action that may have a material adverse effect on Goodness Growth’s CSE listing;

(xxvii)
fail to timely make any required material filing or material notification under Securities Laws or fail to meet the form and disclosure requirements for any required filing under Securities Laws in any material respect; or

(xxviii)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing;

(d)
Except (i) with the express prior written consent of Verano, acting reasonably, or (ii) as required or permitted by the Arrangement Agreement, Goodness Growth will:

(i)
on a monthly basis, notify Verano in writing of its actual capital and other expenditures, construction status and results for the immediately preceding month as compared to the Budget; and

(ii)
on a monthly basis, notify Verano in writing of any planned capital and other expenditures for the following month as compared to the Budget;

(e)
Goodness Growth will forthwith (and in any event, within two business days) notify Verano in writing of:

(i)
any event or occurrence that could reasonably be expected to result in a Material Adverse Effect with respect to Goodness Growth;

(ii)
any penalty, filing, action, suit, claim, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company Assets, Goodness Growth or its subsidiaries that: (i) could result in amounts owing in excess of $5,000,000; (ii) would suspend, restrain, prohibit or otherwise adversely impact the conduct of any material portion of the Company Business or the Company Assets to a material extent; (iii) involves a director or officer of Goodness Growth; or (iv) would suspend, restrain, prohibit or otherwise materially adversely impact any Permits issued under Applicable U.S. State Laws in New York or Minnesota;

(i)
any communications to or from any Governmental Entities that are not in the Ordinary Course;

(ii)
any resignation of a director and/or officer of Goodness Growth or any of its subsidiaries; or

(iii)
any Contract entered into in respect of the Required Divestitures.

Verano Covenants Regarding Conduct of Business
The Arrangement Agreement includes covenants by Verano in favor of Goodness Growth that, until the earlier of the Effective Time and the termination of the Arrangement Agreement in accordance with its terms, except with the express prior written consent of Goodness Growth, acting reasonably, or as required by Law, as set out in the Verano Disclosure Letter, or as otherwise contemplated or permitted by the Arrangement Agreement or the Plan of Arrangement:
(a)
Verano will, and will cause its subsidiaries to, conduct their business in the Ordinary Course;

(b)
Verano will use commercially reasonable efforts to maintain and preserve its and its material subsidiaries’ respective business organizations, assets, properties, rights, goodwill and business relationships;

(c)
Verano will not, and Verano will not permit any of its subsidiaries to, directly or indirectly, among other things:

(i)
amend its or their articles, charter, by-laws or other constating documents;

(ii)
split, combine, consolidate or reclassify any shares of its capital stock or declare, set aside or pay any dividend or other distribution thereon (whether in cash, stock or property or any combination thereof);

(iii)
redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire any shares of its capital stock or any of its outstanding securities;

(iv)
reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person; provided that Verano and its material subsidiaries shall be permitted, without the express prior written consent of Goodness Growth, to acquire other Persons other than by way of an amalgamation or merger;
(v)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Verano;

(vi)
make any material change in Verano’s methods of accounting, except to U.S. GAAP, as required by applicable Laws or in relation to concurrent changes in IFRS and/or U.S. GAAP;

(vii)
materially change the nature of the business carried on by Verano and its subsidiaries, taken as a whole; or

(viii)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing;

(d)
Verano will forthwith (and in any event, within two business days) notify Goodness Growth in writing of:

(i)
any event or occurrence that could reasonably be expected to result in a Material Adverse Effect with respect to Verano; or

(ii)
any penalty, filing, action, suit, claim, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Verano’s assets, Verano or its subsidiaries that could result in amounts owing in excess of $10,000,000 or otherwise would suspend, restrain, prohibit or otherwise adversely impact any portion of Verano’s business to a material extent.

(e)
Verano will not, and will cause its subsidiaries not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation is reasonably expected to: (i) result in a Governmental Entity entering an Order prohibiting the consummation of the Arrangement or refusing to provide the Closing Regulatory Approval; or (ii) materially delay or prevent the consummation of the Arrangement.

HSR Act and Antitrust Laws
Pursuant to the terms of the Arrangement Agreement, each of Goodness Growth and Verano covenanted to make the appropriate filings pursuant to the HSR Act or such other Antitrust Laws with respect to the Arrangement within ten business days of the date of the Arrangement Agreement. Additionally, the Parties agreed to cooperate in good faith with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper, and advisable to consummate and make effective the transactions contemplated by the Arrangement Agreement as soon as practicable.
In furtherance of the foregoing, each Party agreed to use its reasonable best efforts to (i) cooperate in good faith in all respects with each other in connection with any filing or submission pursuant to the Arrangement Agreement and in connection with any investigation or other inquiry relating thereto, (ii) promptly inform the other Party of any communication received from, or given to, the Antitrust Division of the DOJ, the FTC or any other Governmental Entity, in each case regarding any of the transactions contemplated hereby, (iii) permit the other Party, or the other Party’s legal counsel, to review in advance, with a reasonable opportunity for comment thereon, any proposed communication to, and consult with each other in advance of any meeting or conference with, the DOJ, the FTC or any such other Governmental Entity, and (iv) unless prohibited by such Governmental Entity or other Person, give the other Party the opportunity to attend and participate in such meetings and conferences.
Neither Goodness Growth nor Verano will engage in integration of their businesses prior to the closing of the Arrangement.

Required Divestitures
Goodness Growth provided a covenant to cooperate in good faith with Verano and to use its commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper, and advisable to consummate and make effective the Required Divestitures at or following the Effective Time.
Covenants of Goodness Growth Regarding the Arrangement
The Arrangement Agreement includes further covenants from Goodness Growth relating to the Arrangement, that, subject to the provisions of the Arrangement Agreement, it will:
(a)
Perform, and will cause its subsidiaries to perform, all obligations required to be performed by Goodness Growth or any of its subsidiaries under the Arrangement Agreement, cooperate with Verano in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, Goodness Growth shall and, where appropriate, shall cause each of its subsidiaries to:

(i)
use its commercially reasonable efforts to obtain and maintain all third-party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (i) necessary or advisable under its Material Contracts in connection with the Arrangement or (ii) required in order to maintain its Material Contracts in full force and effect following completion of the Arrangement;

(ii)
prepare and file, as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the Regulatory Approvals required to be obtained by Goodness Growth or any of its subsidiaries and using its commercially reasonable efforts to obtain and maintain all such Regulatory Approvals, and providing or submitting all documentation and information that is required, or in the reasonable opinion of Verano, advisable, in connection with obtaining such Regulatory Approvals;

(iii)
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement brought by any third party, and use its commercially reasonable efforts to defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or the Arrangement Agreement;

(iv)
carry out the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its subsidiaries with respect to the Arrangement Agreement or the Arrangement;

(v)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement;

(vi)
comply with any CSE and OTCQX requirements, including with respect to the Arrangement Agreement and the Arrangement; and

(vii)
use commercially reasonable efforts to satisfy all conditions precedent set forth in the Arrangement Agreement.

Verano Covenants Regarding Conduct of Business
The Arrangement Agreement includes a general covenant by Verano in favor of Goodness Growth that, subject to the provisions of the Arrangement Agreement, it will, and will:
(a)
Perform, and cause its subsidiaries to perform, all obligations required to be performed by Verano or any of its subsidiaries under the Arrangement Agreement, cooperate with Goodness Growth in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, Verano shall and, where appropriate, shall cause each of its subsidiaries to:
(i)
use its commercially reasonable efforts to obtain and maintain all third-party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are necessary or advisable under its Material Contracts in connection with the Arrangement;

(ii)
prepare and file, as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the Regulatory Approvals required to be obtained by Verano or any of its subsidiaries and using its commercially reasonable efforts to obtain and maintain all such Regulatory Approvals, and providing or submitting all documentation and information that is required, or in the reasonable opinion of Goodness Growth, advisable, in connection with obtaining such Regulatory Approvals;

(iii)
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement brought by any third party, and use its commercially reasonable efforts to defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or the Arrangement Agreement;

(iv)
carry out the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its subsidiaries with respect to the Arrangement Agreement or the Arrangement;

(v)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement;

(vi)
on or before the Effective Date reserve a sufficient number of Consideration Shares to be issued upon completion of the Arrangement and the Verano Subordinate Voting Shares to be issued upon the exercise from time to time of Goodness Options and Goodness Growth Warrants;

(vii)
comply with CSE requirements with respect to the Arrangement Agreement and the Arrangement;

(viii)
obtain any necessary approvals, and complete all required filings, to the extent required, to cause the listing on the CSE of: (i) the Consideration Shares; and (ii) the Verano Subordinate Voting Shares issuable upon exercise or vesting of Goodness Options, Goodness RSUs and Replacement Warrants; and

(ix)
use commercially reasonable efforts to satisfy all conditions precedent set forth in the Arrangement Agreement.

Mutual Covenants Relating to the Arrangement
The Arrangement Agreement contains additional mutual covenants of Goodness Growth and Verano, which provide that:
(a)
each of the Parties will promptly, and in any event within two business days of each of the following, notify the other Party:

(i)
of any notice or other communication from any Person alleging (i) that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such

Person is required in connection with the Arrangement Agreement or the Arrangement, or (ii) that such Person is terminating or may terminate or is otherwise materially adversely modifying or may materially adversely modify its business relationship with the Party as a result of the Arrangement Agreement or the Arrangement, to the extent such business relationship is material to such Party or any of its subsidiaries; or
(ii)
of any notice or other communication from any Governmental Entity in connection with the Arrangement Agreement or the Arrangement (and such Party shall contemporaneously provide a copy of any such written notice or communication to the other Party);

(b)
all material analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either Party before any Governmental Entity or the representatives of any Governmental Entity, in connection with the Arrangement and the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between Verano or Goodness Growth, on the one hand, and Governmental Entities, on the other hand, in the Ordinary Course, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other Party in advance of any filing, submission or attendance, with the intent that the Parties will consult and cooperate and consider in good faith the views of the other Party in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments and proposals; and

(c)
each Party shall give notice to the other Party with respect to any meeting, discussion, appearance or contacts with any Governmental Entity or the representatives of any Governmental Entity, with such notice being sufficient to provide the other Party with the opportunity to attend and participate in any such meeting, discussion, appearance or contact if and to the extent permitted by Law.

Access to Information
Each of Goodness Growth and Verano has agreed to give the other Party and its representatives, upon reasonable notice, reasonable access during normal business hours to its and their: (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise, and, in the case of Goodness Growth and its Subsidiaries, at the Effective Time, username and password information for accounts (including social media accounts relating to the business of Goodness Growth) relating to the Company Business), (iii) Contracts, and (iv) senior management, so long as the access does not unduly interfere with the Ordinary Course conduct of the business of such other Party or its Subsidiaries.
Insurance and Indemnification
The Arrangement Agreement provides that Verano will, or will cause Goodness Growth and its Subsidiaries to, maintain in effect for six years from the Effective Date customary policies of directors’ and officers’ liability insurance providing protection no less favorable to the protection provided by the policies maintained by Goodness Growth and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date; provided, however, that Verano acknowledges and agrees that prior to the Effective Time, notwithstanding any other provision hereof, Goodness Growth may, at its option, purchase prepaid run-off directors’ and officers’ liability insurance on terms substantially similar to the directors’ and officers’ liability policies currently maintained by Goodness Growth, but providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occurred on or prior to the Effective Date.
Additionally, Verano agreed to, following the Effective Date, honor and cause Goodness Growth to honor all rights to indemnification or exculpation in favor of present and former officers and directors of Goodness Growth and its Subsidiaries as provided in the constating documents of Goodness Growth or any of its Subsidiaries in effect as of the date of the Arrangement Agreement, or any contract by which Goodness Growth or any of its Subsidiaries is bound and which is in effect as of the date of the Arrangement Agreement, which will survive the completion of the Plan of Arrangement and continue in full force and effect and without modification for a period of not less than six (6) years from the Effective Time, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time. If Goodness Growth or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not a continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, Verano further agreed to take commercially reasonable efforts to ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Goodness Growth or its Subsidiaries) assumes all of the obligations set forth in the Arrangement Agreement.
SEC Deregistration and Stock Exchange Delisting
Pursuant to the Arrangement Agreement, Goodness Growth agreed to cooperate with Verano and use commercially reasonable efforts to take, or cause to be taken, prior to the Effective Time, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Securities Laws and other Laws and rules and policies of the SEC, CSE and OTCQX to enable the deregistration and delisting by the Goodness Growth of the Subordinate Voting Shares from the Exchange Act, the CSE and the OTCQX promptly after the Effective Time.
Interest Funding Support
Verano covenanted and agreed that, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, it shall, on a monthly basis and within five business days of the receipt of written notice from Goodness Growth, provide Goodness Growth with a cash amount equal to the Incremental Interest Amount paid by or accrued by Goodness Growth in respect of the applicable month.
Covenants Regarding Non-Solicitation
Except as otherwise provided in the Arrangement Agreement, Goodness Growth has agreed not to, directly or indirectly, through any Representative, any of its Subsidiaries or any of its Subsidiaries’ Representatives, and will not permit any such Person to:
(a)
solicit, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Goodness Growth or any Subsidiary or entering into any form of arrangement, agreement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than Verano) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided however, that (i) Goodness Growth may ascertain facts from the Person making such Acquisition Proposal for the sole purpose of the Board informing itself about such Acquisition Proposal and the Person that made it, and (ii) Goodness Growth may communicate with any Person for purposes of advising such Person of the restrictions in the Arrangement Agreement and also advising such Person that their Acquisition Proposal does not constitute a Superior Proposal or is not reasonably expected to constitute or lead to a Superior Proposal, if applicable;

(c)
enter into or publicly propose to enter into any arrangement, agreement or understanding in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement permitted by and in accordance with the Arrangement Agreement);

Except as provided in the Arrangement Agreement, Goodness Growth has agreed to not, directly or indirectly, through any Representative or otherwise, permit any such Person to:
(a)
make a Change in Recommendation; or

(b)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any publicly announced or otherwise publicly disclosed Acquisition Proposal (it being understood that taking no position or a neutral position with respect to a publicly announced or otherwise publicly disclosed Acquisition Proposal for a period of no more than five business days following the announcement or disclosure of such Acquisition Proposal will not be considered to be in violation of the Arrangement Agreement provided the Board has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five business day period).
At all times since November 21, 2021, Goodness Growth represented and warranted to Verano that Goodness Growth, its Subsidiaries and its Representatives have ceased and terminated, and caused to be terminated, any solicitation, discussion, negotiations, or other activities commenced with any Person (other than Verano) which may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination Goodness Growth, its Subsidiaries and its Representatives had not and will no longer provide access to any data room or provide any new disclosure of information, or access to properties, facilities, books and records of Goodness Growth or any of its Subsidiaries (other than to Verano) outside the Ordinary Course.
Goodness Growth represented and warranted to Verano that since November 21, 2021, Goodness Growth had not waived any confidentiality, standstill or similar agreement to which Goodness Growth or any Subsidiary is a party, and covenants Goodness Growth additionally agreed (i) to take all necessary action to enforce each confidentiality, standstill or similar agreement to which Goodness Growth or any of its Subsidiaries is a party, and (ii) that neither Goodness Growth, nor any of its Subsidiaries nor any of their respective Representatives will, without the prior written consent of Verano (which may be withheld or delayed in Verano’s sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting Goodness Growth, or any of its Subsidiaries, under any confidentiality, standstill or similar agreement to which Goodness Growth or any of its Subsidiaries is a party (it being acknowledged by Verano that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing the Arrangement Agreement shall not be a violation of the Arrangement Agreement).
Notification of Acquisition Proposals
The Arrangement Agreement provides that if Goodness Growth or any of its Subsidiaries or any of their respective Representatives, receives, or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information that is made, or that may reasonably be perceived to be made, in connection with an Acquisition Proposal, including information, access, or disclosure relating to the properties, facilities, books or records of Goodness Growth or any of its Subsidiaries, Goodness Growth will immediately notify Verano, at first orally, and then promptly and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions and the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and will provide Verano with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person.
Goodness Growth additionally covenanted to keep Verano informed on a current basis of the status of developments and (to the extent permitted by the Arrangement Agreement) negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request.
Responding to an Acquisition Proposal
If at any time, prior to obtaining the approval by the Goodness Growth Shareholders of the Arrangement Resolution, Goodness Growth receives a written Acquisition Proposal, Goodness Growth may engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of Goodness Growth and its Subsidiaries if, and only if:
(a)
the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal (disregarding for such determination any due diligence or access condition);
(b)
such Person was not restricted from making such Acquisition Proposal pursuant to an existing standstill or similar restriction;

(c)
Goodness Growth has been, and continues to be, in compliance with its obligations in all material respects under the Arrangement Agreement; and

(d)
prior to providing any such copies, access, or disclosure, Goodness Growth enters into a confidentiality and standstill agreement with such Person having terms that are not less onerous than those set out in the Confidentiality Agreement entered into between Goodness Growth and Verano, and any such copies, access or disclosure provided to such Person shall have already been (or simultaneously be) provided to Verano.

Notwithstanding the foregoing, the Arrangement Agreement provides that nothing contained in the Arrangement Agreement shall prevent Goodness Growth from:
(a)
complying with Section 2.17 of National Instrument 62-104 — Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular (or similar document) in respect of an Acquisition Proposal; or

(b)
calling and/or holding a meeting of Shareholders requisitioned by the Shareholders in accordance with Law or taking any other action with respect to an Acquisition Proposal to the extent ordered or otherwise mandated by a court of competent jurisdiction in accordance with Law.

Right to Match
If Goodness Growth receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, the Board may authorize Goodness Growth to, subject to compliance with the Arrangement Agreement, enter into a definitive agreement with respect to such Superior Proposal, if and only if:
(a)
the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing standstill or similar restriction;

(b)
Goodness Growth has been, and continues to be, in compliance in all material respects with its obligations under Article 5 of the Arrangement Agreement;

(c)
Goodness Growth has delivered to Verano a written notice of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(d)
at least five business days (the “Matching Period”) have elapsed from the date on which Verano received the Superior Proposal Notice from Goodness Growth;

(e)
during any Matching Period, Verano has had the opportunity (but not the obligation), in accordance with the Arrangement Agreement, to offer to Goodness Growth to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(f)
if Verano has offered to Goodness Growth to amend the Arrangement Agreement and the Arrangement under the Arrangement Agreement, the Board has determined in good faith, after consultation with Goodness Growth’s outside legal counsel and financial advisers, that such Acquisition Proposal continues to constitute a Superior Proposal compared to the terms of the Arrangement as proposed to be amended by Verano under the Arrangement Agreement;

(g)
the Board has determined in good faith, after consultation with Goodness Growth’s outside legal counsel and financial advisors that it is appropriate for Goodness Growth to enter into a definitive agreement with respect to such Superior Proposal; and
(h)
prior to or concurrent with entering into such definitive agreement Goodness Growth terminates the Arrangement Agreement and pays the Termination Fee pursuant to the Arrangement Agreement.

During the Matching Period, or such longer period as Goodness Growth may approve in writing for such purpose: (a) the Board will review any offer made by Verano under the Arrangement Agreement to amend the terms of the Arrangement Agreement and the Arrangement in good faith, in consultation with Goodness Growth’s outside legal counsel and financial advisers, in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) if the Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of such amendment, Goodness Growth will negotiate in good faith with Verano to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable Verano to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Goodness Growth will promptly advise Verano and the Parties shall amend the Arrangement Agreement to reflect such offer made by Verano, and will take and cause to be taken all such actions as are necessary to give effect to the foregoing.
Each successive amendment or modification to any Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of the Arrangement Agreement, and Verano will be afforded a new five business day Matching Period from the date on which Verano received the new Superior Proposal Notice from Goodness Growth.
At Verano’s request, the Board will promptly reaffirm the Board Recommendation by press release after the Board determines that an Acquisition Proposal is not a Superior Proposal or the Board determines that a proposed amendment to the terms of the Arrangement Agreement as contemplated under the Arrangement Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. Goodness Growth will provide Verano and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by Verano and its outside legal counsel.
If Goodness Growth provides a Superior Proposal Notice to Verano on or after a date that is less than ten business days before the Meeting, Goodness Growth will, at Verano’s request, postpone the Meeting to a date acceptable to both Parties (acting reasonably) that is not more than ten business days after the scheduled date of the Meeting but before the Outside Date.
Breach by Subsidiaries and Representatives
Pursuant to the Arrangement Agreement, the Parties agreed to advise their Subsidiaries and their respective Representatives of the prohibitions set out in the Arrangement Agreement, and agreed further that any violation of the restrictions set forth in the Arrangement Agreement by a Party, its Subsidiaries or their respective Representatives is deemed to be a breach of the Arrangement Agreement by such Party.
Conditions to Completion of the Arrangement
Mutual Conditions
Goodness Growth and Verano are not required to complete the Arrangement unless each of the following conditions are satisfied or waived by the Parties at or prior to the Effective Time:
(a)
The Arrangement Resolution will have been approved by the Goodness Growth Shareholders entitled to vote thereon at the Meeting in accordance with the Interim Order;

(b)
the Interim Order and the Final Order will have each been obtained on terms consistent with the Arrangement Agreement and have not been set aside or modified in a manner unacceptable to either of the Parties, each acting reasonably, on appeal or otherwise;

(c)
the issuance of the Verano Subordinate Voting Shares pursuant to the Arrangement will be exempt from the registration requirements of the Securities Act pursuant to the Section 3(a)(10) Exemption;

(d)
the distribution of the Verano Subordinate Voting Shares pursuant to the Arrangement shall be exempt from the prospectus and registration requirements of Canadian securities laws and shall not be subject to resale restrictions under Canadian securities laws (other than as applicable to control persons or pursuant to Section 2.6 of National Instrument 45-102 — Resale of Securities);

(e)
no law shall be in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Goodness Growth or Verano from consummating the Arrangement;

(f)
there shall not have been any injunction, judgment, decree or other order issued by a court of competent jurisdiction to prevent the consummation of the Arrangement or the other transactions contemplated by the Arrangement Agreement;

(g)
the Antitrust Approvals will have been achieved on terms that are reasonably satisfactory to the Parties, each acting reasonably, and the Antitrust Approval shall be in force; and

(h)
Goodness Growth shall issue: (i) a certification satisfying the requirements under Treasury Regulations Section 1.1445-2(c)(3) certifying that the interests in Goodness Growth do not constitute United States real property interests within the meaning of Section 897(c)(1) of the Code and (ii) a notice addressed to the IRS, signed by Goodness Growth, satisfying the requirements under Treasury Regulations Section 1.897-2(h)(2).

Additional Conditions in Favor of Verano
Verano is not required to complete the Arrangement unless each of the following conditions is satisfied or waived by Verano at or prior to the Effective Time:
(a)
the representations and warranties of Goodness Growth set forth in: Section 1.1(a) (Board Approval), Section 1.1(c) (Organization and Qualification) and Section 1.1(g) (Capitalization) of Schedule “C” of the Arrangement Agreement will be true and correct as of the Effective Time, in all material respects, and all other representations and warranties of Goodness Growth set forth in the Arrangement Agreement will be true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be true and correct at such time would not, individually or in the aggregate, be a Material Adverse Effect in respect of Goodness Growth (disregarding any materiality or Material Adverse Effect qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of Goodness Growth), in each case as though made on and as of such date and time (except to the extent that any of such representations and warranties expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), and Goodness Growth shall have delivered a certificate confirming same to Verano, executed by two officers or directors of Goodness Growth (in each case without personal liability), dated the Effective Date;

(b)
Goodness Growth will have fulfilled or complied in all material respects with all of the covenants of Goodness Growth contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and Goodness Growth shall have delivered a certificate confirming the same to Verano, executed by two officers or directors of Goodness Growth (in each case without personal liability), dated the Effective Date;

(c)
since the date of the Arrangement Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public), any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have, a Material Adverse Effect on Goodness Growth, and Goodness Growth shall have delivered a certificate confirming same to Verano, executed by two officers or directors of Goodness Growth (in each case without personal liability) addressed to Verano and dated the Effective Date;
(d)
Dissent Rights shall not have been exercised with respect to Goodness Growth Shares representing in the aggregate more than 3% of votes attached to the issued and outstanding Goodness Growth Shares; and

(e)
the Closing Regulatory Approval shall have been obtained or received.

Additional Conditions in Favor of Goodness Growth
Goodness Growth is not required to complete the Arrangement unless each of the following conditions is satisfied or waived by Goodness Growth on or prior to the Effective Time:
(a)
the representations and warranties of Verano set forth in: Section 1.2(a) (Board Approval), Section 1.2(b) (Organization and Qualification) and Section 1.2(e) (Capitalization) of Schedule “D” of the Arrangement Resolution will be true and correct as of the Effective Time, in all material respects, and all other representations and warranties of Verano set forth in the Arrangement Agreement will be true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be true and correct at such time would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of Verano(disregarding any materiality or Material Adverse Effect qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of Verano), in each case as though made on and as of such date and time (except to the extent that any of such representations and warranties expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), and Verano shall have delivered a certificate confirming same to Goodness Growth, executed by two officers or directors of Verano (in each case without personal liability), dated the Effective Date;

(b)
Verano will have fulfilled or complied in all material respects with each of its covenants contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Date, and has delivered a certificate confirming same to Goodness Growth, executed by two officers of Verano (in each case without personal liability) addressed to Goodness Growth and dated the Effective Date; and

(c)
since the date of the Arrangement Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have a Material Adverse Effect on Verano, and Verano shall have delivered a certificate confirming same to Goodness Growth, executed by two officers of Verano (in each case without personal liability) addressed to Goodness Growth and dated the Effective Date.

Notice and Cure Provisions
The Arrangement Agreement provides that each of Goodness Growth and Verano shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to result in the failure to comply with or satisfy any closing condition or condition precedent to be complied with or satisfied by such Party under the Arrangement Agreement.
Notification provided under the notice and cure provisions under the Arrangement Agreement will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under the Arrangement Agreement.
Verano may not elect to exercise its right to terminate the Arrangement Agreement and Goodness Growth may not elect to exercise its right to terminate the Arrangement Agreement, unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for the non-fulfillment of the applicable condition precedent or for termination, as applicable. After delivering a Termination Notice, the Terminating Party may exercise such termination right in its discretion (a) at any time if such breach or matter is incapable of being cured prior to the Outside Date (with any intentional breach being deemed to be incurable); or (b) if such breach or matter is capable of being cured prior to the Outside Date, at any time after the earliest of (i) the Outside Date, and (ii) ten business days following receipt of such Termination Notice by the Breaching Party; provided that at the time of such termination, the breach or matters must not have been cured such that the ability to terminate on the basis set out in the Termination Notice ceases to exist. If the Terminating Party delivers a Termination Notice prior to the date of the Meeting, unless the Parties agree otherwise, Goodness Growth shall, to the extent permitted by Law, postpone or adjourn the Meeting to the earlier of (1) five business days prior to the Outside Date; and (2) the date that is ten business days following receipt of such Termination Notice by the Breaching Party. If such notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of such period.
Termination
Term
The Arrangement Agreement shall be effective until the earlier of the Effective Time and the termination of the Arrangement Agreement in accordance with its terms.
Termination
The Arrangement Agreement may be terminated prior to the Effective Time (notwithstanding any approval of the Arrangement Agreement or the Arrangement Resolution by the Shareholders or the approval of the Arrangement by the Court) by:
(a)
the mutual written agreement of Goodness Growth and Verano; or

(b)
either Goodness Growth or Verano if:

(i)
the Required Approval is not obtained at the Meeting in accordance with the Interim Order, provided that a Party may not terminate the Arrangement Agreement if the failure to obtain the Required Approval has been caused by, or is a result of, a breach by such Party of any of its covenants or agreements under the Arrangement Agreement;

(ii)
after the date of the Arrangement Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Goodness Growth or Verano from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate the Arrangement Agreement has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement Agreement; or

(iii)
the Effective Time has not occurred by the Outside Date, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its covenants or agreements under the Arrangement Agreement;

(c)
Goodness Growth:

(iv)
after it has delivered a Termination Notice to Verano in accordance with and pursuant to the terms of the Arrangement Agreement; provided that Goodness Growth is not then in breach of the Arrangement Agreement so as to cause any condition in the Arrangement Agreement not to be satisfied;

(v)
if prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes Goodness Growth to enter into a definitive written agreement with respect to a Superior Proposal (other than a confidentiality agreement permitted by and in accordance with the Arrangement Agreement), provided Goodness Growth is then in compliance with Article 5 of the Arrangement Agreement and that prior to or concurrent with such termination Goodness Growth pays the Termination Fee in accordance with the Arrangement Agreement;

(vi)
if Verano breaches the Arrangement Agreement; or

(vii)
if any event occurs as a result of which the condition set forth in the Arrangement Agreement regarding there being no Material Adverse Effect on Verano is not capable of being satisfied by the Outside Date.

(d)
Verano:

(i)
after it has delivered a Termination Notice to Goodness Growth in accordance with and pursuant to the terms of the Arrangement Agreement; provided that Verano is not then in breach of the Arrangement Agreement so as to cause any condition in the Arrangement Agreement not to be satisfied;

(ii)
if the Board or any committee of the Board fails to recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so, or fails to publicly reaffirm (without qualification) within five business days after having been requested in writing by Verano to do so, the Board Recommendation, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five business days after first learning of an Acquisition Proposal or takes any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Board or a committee of the Board does not unanimously support the Arrangement and the Arrangement Agreement or does not unanimously believe that the Arrangement and the Arrangement Agreement are in the best interests of Goodness Growth and its security holders (in each case, a “Change in Recommendation”), or the Board or any committee of the Board resolves or proposes to take any of the foregoing actions;

(iii)
if Goodness Growth breaches Article 5 of the Arrangement Agreement;

(iv)
if any event occurs as a result of which the conditions set forth in the Arrangement Agreement regarding there being no Material Adverse Effect on Goodness Growth is not capable of being satisfied by the Outside Date; or

(v)
if any other conditions set forth in the Arrangement Agreement is not satisfied, and such condition is incapable of being satisfied or prior to the Effective Time.

Effect of Termination/Survival
If the Arrangement Agreement is terminated pursuant to its terms, the Arrangement Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to the Arrangement Agreement, certain provisions of the Confidentiality Agreement shall survive in accordance with their terms, and provided further that no Party shall be relieved of any liability for any fraud in connection with the Arrangement Agreement, the Plan of Arrangement and related documents and transactions or the willful breach by it of the Arrangement Agreement occurring prior to such termination.
As used in the Arrangement Agreement, “willful breach” means a breach that is a consequence of an act undertaken by the Breaching Party with the actual knowledge that the taking of such act would, or would be reasonably expected to, cause a breach of the Arrangement Agreement.
Termination Amounts
Transaction Expenses
Despite any other provision in the Arrangement Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, if an Expense Fee Event or Termination Fee Event occurs, the Party giving rise to the Expense Fee Event or Termination Fee Event shall pay the Transaction Expenses or Termination Fee to the other Party, in each case in accordance with the terms of the Arrangement Agreement. For purposes of the Arrangement Agreement, (i) “Transaction Expenses” means all out-of-pocket fees and expenses incurred by a Party in connection with the Arrangement Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Party incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, and including all fairness opinion fees, legal fees, advisor and accounting fees to a maximum of $3,000,000; and (ii) “Expense Fee Event” means the termination of the Arrangement Agreement:
(a)
by Verano, in connection with the delivery of a Termination Notice to Goodness Growth;

(b)
by Verano, in connection with conditions resulting in a Material Adverse Effect which is not capable of being satisfied by the Outside Date;

(c)
by Goodness Growth in connection with the delivery of a Termination Notice to Verano; or

(d)
by Goodness Growth, in connection with conditions resulting in a Material Adverse Effect which is not capable of being satisfied by the Outside Date.

The Transaction Expenses shall be paid by wire transfer of immediately available funds within five business days of receipt of an invoice therefor, as follows:
(a)
by Goodness Growth, if an Expense Fee Event occurs due to a termination of the Arrangement Agreement in connection with the delivery of a Termination Notice to Goodness Growth or conditions resulting in a Material Adverse Effect; or

(b)
by Verano, if an Expense Fee Event occurs due to a termination of the Arrangement Agreement in connection with the delivery of a Termination Notice to Verano or conditions resulting in a Material Adverse Effect.

Termination Fee
Under the Arrangement Agreement, Verano or Goodness Growth, as set out below, shall be entitled to the Termination Fee upon the occurrence of any of the following events (each, a “Termination Fee Event”):
(a)
the termination of the Arrangement Agreement by Verano: (i) as a result of a Change in Recommendation; or (ii) if Goodness Growth breaches Article 5 (Additional Covenants Regarding Non-Solicitation) of the Arrangement Agreement in any material respect, and in each case, the Termination Fee shall be paid by Goodness Growth to Verano within two business days of the occurrence of such Termination Fee Event;

(b)
the termination of the Arrangement Agreement by Goodness Growth as a result of a failure of Verano to comply with its obligations to provide Goodness Growth with a cash amount equal to the Incremental Interest Amount each month pursuant to Section 4.11 (Interest Funding Support) of the Arrangement Agreement, in which case the Termination Fee shall be paid by Verano to Goodness Growth concurrently with such termination;

(c)
the termination of the Arrangement Agreement by Goodness Growth as a result of, prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizing Goodness Growth to enter into a definitive written agreement with respect to a Superior Proposal, provided Goodness Growth is then in compliance with Article 5 (Additional Covenants Regarding Non-Solicitation) of the Arrangement Agreement, in which case the Termination Fee, along with the aggregate amount of the Incremental Interest Amount paid by Verano to Goodness Growth pursuant to Section 4.11 of the Arrangement Agreement, shall be paid by Goodness Growth to Verano concurrently with such termination; or

(d)
the termination of the Arrangement Agreement by Goodness Growth or Verano as a result of the Required Approval not being obtained at the Meeting in accordance with the Interim Order, or the Effective Time not having occurred by the Outside Date (provided that a Party may not terminate the Arrangement Agreement if the failure to obtain the Required Approval or the failure of the

Effective Time to so occur, respectively, has been caused by, or is a result of, a breach by such Party of any of its covenants or agreements under the Arrangement Agreement), if:
(i)
prior to such termination, an Acquisition Proposal is made or publicly announced by any Person other than Verano or any of its affiliates or any Person (other than Verano or any of its affiliates) shall have publicly announced an intention to do so; and

(ii)
within 12 months following the date of such termination, (X) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated, or (Y) Goodness Growth or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal, and such Acquisition Proposal is later consummated (whether or not within 12 months after such termination), in which case, the Termination Fee shall be paid by Goodness Growth to Verano on the consummation of such Acquisition Proposal.

For purposes of the foregoing, the term “Acquisition Proposal” shall have the meaning assigned to such term in this Circular, except that references to “20% or more” shall be deemed to be references to “50% or more”.
Pursuant to the Arrangement Agreement, each of Goodness Growth and Verano has agreed that the payment of the Termination Fee pursuant to the Arrangement Agreement is the sole monetary remedy as a result of the occurrence of any of the events given rise to the payment of the Termination Fee as provided in the Arrangement Agreement. Subject to the immediately preceding sentence, nothing in the Arrangement Agreement shall preclude a Party from seeking and being awarded damages in respect of losses incurred or suffered by such Party as a result of any breach of the Arrangement Agreement by the other Party, seeking and obtaining injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in the Arrangement Agreement or the Confidentiality Agreement or otherwise, or seeking and being awarded specific performance of any of such covenants or agreements, without the necessity of posting a bond or security in connection therewith.
General Provisions
Amendments
The Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, be amended by mutual written agreement of Goodness Growth and Verano, and any such amendment may, subject to the Interim Order and the Final Order and Law, without limitation:
(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

(c)
waive compliance with or modify any inaccuracies or any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)
waive compliance with or modify any mutual conditions contained in the Arrangement Agreement, provided that such modification or amendment does not invalidate the approval of the Arrangement Resolution by the Shareholders.

Fees and Expenses
Except as otherwise provided in the Arrangement Agreement, each Party will pay all out-of-pocket third-party Transaction Expenses (including fees, costs and expenses) incurred by such Party in connection with the Arrangement Agreement and the Arrangement.

Governing Law
The Arrangement Agreement is governed, including as to validity, interpretation and effect, by the laws of British Columbia and the federal laws of Canada applicable therein, without regard to conflict of laws, rules or principles thereof. Each of Goodness Growth and Verano has irrevocably attorned to the exclusive jurisdiction of the British Columbia courts situated in Vancouver, British Columbia in respect of all matters arising under and in relation to the Arrangement Agreement and the Arrangement and has irrevocably waived objection to venue of any proceeding in such court or that such court provides an inconvenient forum.

CANADIAN SECURITIES LAW MATTERS
Minority Approval under MI 61-101
Goodness Growth is a reporting issuer in each of the provinces of British Columbia, Alberta and Ontario (where MI 61-101 is in force) and accordingly is subject to MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among security holders, generally requiring enhanced disclosure, approval by a majority of the votes cast by security holders excluding interested or related parties and, in certain instances, independent valuations and approval and oversight of the transaction by a committee of independent directors. The protections of MI 61-101 generally apply to “business combinations” (as defined in MI 61-101) that terminate the interests of security holders without their consent. A plan of arrangement will constitute a “business combination” if, at the time the transaction is entered into, a related party of the issuer (such as a director or senior officer, among other parties) is entitled to receive a “collateral benefit” (as defined in MI 61-101), directly or indirectly as a consequence of the transaction, or if a related party of the issuer is a party to any “connected transaction” (as defined in MI 61-101) to the main transaction.
A “collateral benefit,” as defined in MI 61-101, includes any benefit that a related party of Goodness Growth (which includes the directors and senior officers of Goodness Growth) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of Goodness Growth. However, such a benefit will be deemed not to constitute a “collateral benefit” provided that certain conditions are satisfied.
MI 61-101 expressly excludes from the meaning of “collateral benefit” the following: (a) a payment or distribution per Goodness Share that is identical in amount and form to the entitlement of the general body of holders in Canada of the Goodness Shares; (b) an enhancement of employee benefits resulting from participation by the related party in a group plan, other than an incentive plan, for employees of a successor to the business of Goodness Growth, if the benefits provided by the group plan are generally provided to employees of the successor to the business of Goodness Growth who hold positions of a similar nature to the position held by the related party; or (c) a benefit, not described in (b), that is received solely in connection with the related party’s services as an employee, director or consultant of Goodness Growth, of an affiliated entity of Goodness Growth or of a successor to the business of Goodness Growth, if: (i) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the Arrangement; (ii) the conferring of the benefit is not, by its terms, conditional on the related party supporting the Arrangement in any manner; (iii) full particulars of the benefit are disclosed in this Circular for the Arrangement; and (iv) (A) at the time the Arrangement was agreed to, the related party and its associated entities beneficially own or exercise control or direction over less than 1% of the outstanding securities of each class of equity securities of Goodness Growth; or (B) for business combinations: (I) the related party discloses to an independent committee of Goodness Growth the amount of consideration that the related party expects it will be beneficially entitled to receive, under the terms of the transaction, in exchange for the Goodness Shares beneficially owned by the related party; (II) the independent committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value referred to in clause (I); and (III) the independent committee’s determination is disclosed in the disclosure document for the transaction.
Under MI 61-101, if a “related party” receives a “collateral benefit” in connection with the Arrangement, the Arrangement Resolution will require “minority approval” in accordance with MI 61-101. If “minority approval” is required, the Arrangement Resolution must be approved by the affirmative vote of a simple majority of the votes cast, excluding those votes beneficially owned, or over which control or direction is exercised, by the “related parties” of Goodness Growth who receive “collateral benefits” in connection with the Arrangement. The votes cast by any party acting jointly or in concert with any such related party are also required to be excluded. This approval is in addition to any other required approval.
In the case of the Arrangement, refer to the section entitled “Information Concerning Executive Compensation — Termination and Change in Control Benefits” below for a description of “collateral benefits” that certain executive officers of Goodness Growth may be entitled to receive in connection with the Arrangement. These “collateral benefits” include cash severance payments (which include payments for base salary, short-term incentives and health benefits).
Following disclosure to the Goodness Transaction Committee and the Board by each of the directors and senior officers of the number of Goodness Shares beneficially owned, and the total consideration that such director or senior officer expects to be beneficially entitled to receive, in exchange for his or her Goodness Shares under the Arrangement, except as disclosed below, there are no directors or senior officer of Goodness Growth who (i) beneficially own or exercise control or direction over 1% or more of the Goodness Shares and (ii) will receive a benefit net of offsetting cost equal to 5% or more of the consideration he or she expects to receive for their Goodness Shares under the Arrangement.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
The following is, as of the date of this Circular, a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Tax Act”) to Shareholders who beneficially own Goodness Shares and, pursuant to the Arrangement, either exchange their Goodness Shares for Verano Subordinate Voting Shares or are Dissenting Shareholders whose Goodness Shares are purchased by Verano, and who at all relevant times, for purposes of the Tax Act, (i) hold their Goodness Shares, and will hold any Verano Subordinate Voting Shares acquired pursuant to the Arrangement, as capital property, (ii) deal at arm’s length with each of Goodness Growth and Verano and (iii) are not affiliated with Goodness Growth or Verano (each such person, a “Holder”). Generally, Goodness Shares will be considered to be capital property to the holder thereof provided that they are not held in the course of carrying on a business of buying and selling securities and have not been acquired in one or more transactions considered to be an adventure or concern in the nature of trade. Certain Shareholders who are resident in Canada for purposes of the Tax Act and who might not otherwise be considered to hold their Goodness Shares or Verano Subordinate Voting Shares as capital property may, in certain circumstances, be entitled to have their Goodness Shares and Verano Subordinate Voting Shares and any other “Canadian security” (as defined in the Tax Act), owned by such holders in the taxation year in which the election is made, and in all subsequent taxation years, treated as capital property by making the irrevocable election permitted by Subsection 39(4) of the Tax Act. Shareholders should consult their own tax advisors regarding the potential application and consequences of this election in their particular circumstances.
This summary is not applicable to a Holder: (i) that is a “financial institution” (as defined in the Tax Act for purposes of the mark-to-market rules); (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act); (iii) that is a “specified financial institution” (as defined in the Tax Act); (iv) that has made a “functional currency” election under section 261 of the Tax Act; (v) that has received, or receives, Goodness Shares upon the exercise of a Goodness Option or pursuant to any other employee compensation plan; (vi) that is a corporation resident in Canada and that is, or becomes (or does not deal at arm’s length for purposes of the Tax Act with a corporation resident in Canada that is or becomes), as part of a series of transactions or events that includes the Arrangement, controlled by a non-resident person (or by a group of non-resident persons that do not deal at arm’s length with each other for purposes of the Tax Act) for the purposes of the “foreign affiliate dumping” rules in the Tax Act; (vii) that is a “substantive CCPC” within the meaning of the Tax Proposals; (viii) that has entered into, or enters into, a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) with respect to its Goodness Shares or Verano Subordinate Voting Shares; or (ix) that receives dividends on its Goodness Shares or Verano Subordinate Voting Shares under, or as part of, a “dividend rental arrangement” (as defined in the Tax Act). Such Holders should consult their own tax advisors. This summary also does not address the tax considerations applicable to holders of Goodness Options, Goodness RSUs, Goodness Warrants, or Goodness MVS Warrants. Such holders should consult their own tax advisors.
This summary is based upon the provisions of the Tax Act and the regulations thereunder (the “Tax Regulations”) in force on the date of this Circular and the current published administrative policies and assessing practices of the Canada Revenue Agency (“CRA”) publicly available prior to the date of this Circular. This summary takes into account all specific proposals to amend the Tax Act and the Tax Regulations which have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date of this Circular (the “Tax Proposals”) and assumes that the Tax Proposals will be enacted in their current form. There can be no assurance that any of the Tax Proposals will be implemented in their current form or at all. Except for the Tax Proposals, this summary does not otherwise take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or changes in the administrative policies or assessing practices of the CRA. In addition, this summary does not take into account other federal or any provincial, territorial or foreign tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed in this Circular.
For purposes of the Tax Act, all amounts (including amounts related to the acquisition, holding or disposition of Goodness Shares or Verano Subordinate Voting Shares, such as dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars using the daily rate of exchange quoted by the Bank of Canada on the date such amounts arose, or such other rate of exchange as is acceptable to the CRA. The amount of income, capital gains, losses and capital losses may be affected by changes in foreign currency exchange rates.

Goodness Growth and Verano are Canadian corporations for purposes of the Tax Act. As referenced under “Certain U.S. Federal Income Tax Considerations,” Goodness Growth and Verano are also classified as U.S. domestic corporations for United States federal income tax purposes, with related consequences and potential consequences to Goodness Growth, Verano and their shareholders. Accordingly, all Holders should review the discussion under “Certain U.S. Federal Income Tax Considerations,” and consult with their own tax advisors in this regard. For the purposes of the discussion of Canadian federal income tax considerations below, it has been assumed that Goodness Growth and Verano are and will be classified as a U.S. domestic corporation for United States federal income tax purposes at all relevant times. No legal opinion or tax ruling has been sought or obtained in this regard or with respect to any other assumptions made for purposes of this summary.
This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to a Holder. The income or other tax consequences will vary depending on the particular circumstances of the Holder, including the province or provinces in which the Holder resides or carries on business. Accordingly, this summary is of a general nature only and is not intended to be, nor should it be construed to be, legal, business or tax advice or representations to any particular Holder. Moreover, no advance income tax ruling has been applied for or obtained from the CRA to confirm the tax consequences of any of the transactions described herein. Holders should consult their own legal and tax advisors for advice with respect to the tax consequences of the transactions described in this Circular based on their particular circumstances.
Resident Shareholders
The following portion of this summary is generally applicable to a Holder who at all relevant times, for purposes of the Tax Act, is or is deemed to be resident in Canada (a “Resident Holder”). The following portion of this summary, other than the portion under the heading “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Dissenting Shareholders,” applies to Resident Holders that are not Dissenting Shareholders.
Exchange of Goodness Shares for Verano Subordinate Voting Shares
A Resident Holder that receives Verano Subordinate Voting Shares in exchange for its Goodness Shares pursuant to the Arrangement will generally be eligible to treat the exchange as an automatic tax-deferred rollover under the provisions of section 85.1 of the Tax Act, with the result that such Resident Holder will be deemed to have disposed of its Goodness Shares for proceeds of disposition equal to the adjusted cost base of such shares immediately before the exchange, and to have acquired the Verano Subordinate Voting Shares received by it pursuant to the Arrangement at a cost equal to such adjusted cost base.
The automatic tax-deferral treatment described above in connection with a Resident Holder’s exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement will not apply where the Resident Holder has, in its income tax return for the taxation year in which the exchange takes place, included in computing its income for the year any portion of the gain or loss otherwise determined from the disposition of such exchanged Goodness Shares. A Resident Holder that includes in income any portion of the gain or loss otherwise determined in respect of the disposition of Goodness Shares in exchange for Verano Subordinate Voting Shares pursuant to the Arrangement will be deemed to have disposed of such Goodness Shares for proceeds of disposition equal to the fair market value of the Verano Subordinate Voting Shares received in exchange therefor at the Effective Time of the exchange. In that case, the Resident Holder will generally realize a capital gain (or a capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Goodness Shares immediately before the exchange, while the cost to the Resident Holder of the Verano Subordinate Voting Shares acquired on the exchange will be equal to the fair market value of such Verano Subordinate Voting Shares at the Effective Time of the exchange.
A Resident Holder’s cost of Verano Subordinate Voting Shares received pursuant to the Arrangement will be averaged with the adjusted cost base of all other Verano Subordinate Voting Shares held by such Resident Holder as capital property immediately prior to the Effective Time for purposes of determining the adjusted cost base of each Verano Subordinate Voting Share held by such Resident Holder immediately after the Effective Time.

For a description of the treatment of capital gains and capital losses, see “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Taxation of Capital Gains and Capital Losses” below.
Taxation of Capital Gains and Capital Losses
Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in the Resident Holder’s income for the year, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses for a taxation year in excess of taxable capital gains for that year may generally be carried back and deducted in any of the three preceding taxation years, or carried forward and deducted in any subsequent taxation year, against net taxable capital gains realized in such years, to the extent and under the circumstances specified in the Tax Act.
In the case of a Resident Holder that is a corporation, the amount of any capital loss realized on a disposition or deemed disposition by the Resident Holder of a Goodness Share or a Verano Subordinate Voting Share may be reduced by the amount of dividends received or deemed to have been received by it on such share (and, in certain circumstances, a share exchanged for such share), to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns such shares, or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any such shares. Resident Holders to whom these rules may be relevant should consult their own tax advisors.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including any taxable capital gains.
A Resident Holder may be subject to United States federal income tax on a gain realized on the disposition of a Goodness Share or a Verano Subordinate Voting Share if Goodness Growth or Verano, as applicable, is classified as a USRPHC under the Code (see “Certain U.S. Federal Income Tax Considerations”). United States federal income tax, if any, levied on any gain realized on a disposition of a Goodness Share or a Verano Subordinate Voting Share may be eligible for a foreign tax credit under the Tax Act to the extent and under the circumstances described in the Tax Act. Generally, a foreign tax credit in respect of a tax paid to a particular foreign country is limited to the Canadian tax otherwise payable in respect of income sourced in that country. Gains realized on the disposition of a Goodness Share or a Verano Subordinate Voting Share by a Resident Holder may not be treated as income sourced in the United States for these purposes. Resident Holders should consult their own tax advisors with respect to the availability of a foreign tax credit, having regard to their own particular circumstances.
Dividends on Verano Subordinate Voting Shares
A Resident Holder generally will be required to include in computing its income for a taxation year any dividends received or deemed to be received on such Resident Holder’s Verano Subordinate Voting Shares during such taxation year.
In the case of a Resident Holder who is an individual (other than certain trusts), such dividends will be subject to the gross-up and dividend tax credit rules generally applicable to dividends received from “taxable Canadian corporations” (as defined in the Tax Act), including the enhanced gross-up and dividend tax credit if such dividends are designated as “eligible dividends” (as defined in the Tax Act) by Verano. There may be limitations on the ability of Verano to designate dividends as eligible dividends.
In the case of a Resident Holder that is a corporation, the amount of any taxable dividend received or deemed to be received on such Resident Holder’s Verano Subordinate Voting Shares and included in the Resident Holder’s income for the taxation year generally will be deductible in computing the Resident Holder’s taxable income. In certain circumstances, subsection 55(2) of the Tax Act may treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances.
A Resident Holder that is a “private corporation” (as defined in the Tax Act) or any other corporation resident in Canada controlled, whether because of a beneficial interest in one or more trusts or otherwise, by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts), may be liable under Part IV of the Tax Act to pay an additional tax (refundable in certain circumstances) on dividends received or deemed to be received on the Verano Subordinate Voting Shares to the extent that such dividends are deductible in computing the Resident Holder’s taxable income for the taxation year. A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including any dividends received or deemed to be received to the extent that such dividends are not deductible in computing the Resident Holder’s taxable income for the taxation year.
A Resident Holder may be subject to United States withholding tax on dividends received on the Verano Subordinate Voting Shares (see “Certain U.S. Federal Income Tax Considerations”). Any United States withholding tax paid by or on behalf of a Resident Holder in respect of dividends received on the Verano Subordinate Voting Shares by a Resident Holder may be eligible for foreign tax credit or deduction treatment where applicable under the Tax Act. Generally, a foreign tax credit in respect of a tax paid to a particular foreign country is limited to the Canadian tax otherwise payable in respect of income sourced in that country. Dividends received on the Verano Subordinate Voting Shares by a Resident Holder may not be treated as income sourced in the United States for these purposes. Resident Holders should consult their own tax advisors with respect to the availability of any foreign tax credits or deductions under the Tax Act in respect of any United States withholding tax applicable to dividends on the Verano Subordinate Voting Shares.
Disposition of Verano Subordinate Voting Shares
A disposition or deemed disposition of a Verano Subordinate Voting Share by a Resident Holder (except to Verano, unless purchased by Verano in the open market in a manner in which shares are normally purchased by any member of the public in the open market) will generally result in the Resident Holder realizing a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of such Verano Subordinate Voting Shares are greater (or less) than the aggregate of the Resident Holder’s adjusted cost base of such Verano Subordinate Voting Shares and any reasonable costs of disposition. For a description of the treatment of capital gains and capital losses, see “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Taxation of Capital Gains and Capital Losses” above.
Alternative Minimum Tax
Capital gains realized and taxable dividends received or deemed to be received by a Resident Holder that is an individual (including certain trusts) may affect the Resident Holder’s liability to pay alternative minimum tax under the Tax Act. Resident Holders should consult their own tax advisors with respect to the application of alternative minimum tax.
Dissenting Shareholders
The following portion of this summary applies to Resident Holders that are Dissenting Shareholders. A Resident Holder who, as a result of the exercise of Dissent Rights, is entitled to be paid the fair value of its Goodness Shares by Verano will be considered to have disposed of such Goodness Shares for proceeds of disposition equal to the payment received (other than that portion that is in respect of interest, if any, awarded by the Court). The Resident Holder will, in general, realize a capital gain (or a capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such holder of the Goodness Shares immediately before their surrender to Goodness Growth pursuant to the Arrangement. Any such capital gain or capital loss will be subject to the same tax treatment as described above under the heading “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Taxation of Capital Gains and Capital Losses.”

Interest, if any, awarded by the Court to a Resident Holder who is a Dissenting Shareholder will be included in the Resident Holder’s income for the purposes of the Tax Act. In addition, a Resident Holder who is a Dissenting Shareholder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” as defined in the Tax Act may be liable for an additional tax (refundable in certain circumstances) in respect of such interest.
Dissenting Shareholders should consult their own tax advisors with respect to the tax implications to them of the exercise of their Dissent Rights.
Non-Resident Shareholders
The following portion of this summary is generally applicable to a Holder who at all relevant times, for purposes of the Tax Act, (i) is not resident in Canada and is not deemed to be resident in Canada, (ii) does not use or hold, and is not deemed to use or hold, its Goodness Shares (or any Verano Subordinate Voting Shares) in, or in the course of carrying on, a business in Canada, (iii) is not a person who carries on an insurance business in Canada and elsewhere, (iv) is not an “authorized foreign bank” (as defined in the Tax Act), and (v) is not a “foreign affiliate” (as defined in the Tax Act) of a person resident in Canada at the end of the Holder’s taxation year in which the Effective Time occurs (a “Non-Resident Holder”). The following portion of this summary, other than the portion under the heading “Certain Canadian Federal Income Tax Considerations — Non-Resident Shareholders — Dissenting Shareholders,” applies to Non-Resident Holders that are not Dissenting Shareholders.
Exchange of Goodness Shares for Verano Subordinate Voting Shares
A Non-Resident Holder will not be subject to Canadian tax in respect of any capital gain realized on the disposition of its Goodness Shares pursuant to the Arrangement unless the Goodness Shares constitute “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.
Provided the Goodness Shares are listed on a “designated stock exchange,” as defined in the Tax Act (which currently includes the CSE), at the time of disposition, a Goodness Share will generally only be “taxable Canadian property” of a Non-Resident Holder at that time if, at any time during the 60-month period immediately preceding the disposition, the following two conditions were met concurrently: (i) more than 50% of the fair market value of the Goodness Share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act) and options in respect of, interests in, or for civil law rights in, any such properties whether or not the properties exist; and (ii) one or any combination of the Non-Resident Holder, persons with whom the Non-Resident Holder did not deal at arm’s length or any partnership in which the Non-Resident Holder or persons with whom the Non-Resident Holder did not deal at arm’s length holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series of Goodness Growth. A Goodness Share may also be deemed to be “taxable Canadian property” in certain other circumstances.
Even if the Goodness Shares are “taxable Canadian property” to a Non-Resident Holder, such Non-Resident Holder may be exempt from Canadian tax on the disposition of such Goodness Shares by virtue of an applicable income tax treaty or convention.
If the Goodness Shares are “taxable Canadian property” to a Non-Resident Holder and such Non-Resident Holder is not exempt from Canadian tax in respect of the disposition of such Goodness Shares pursuant to an applicable income tax treaty or convention, the tax consequences as described above under the headings “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Exchange of Goodness Shares for Verano Subordinate Voting Shares” (including with respect to the ability to treat the exchange as an automatic tax-deferred rollover under the provisions of section 85.1 of the Tax Act) and “Certain Canadian Federal Income Tax Considerations — Resident Shareholders — Taxation of Capital Gains and Capital Losses” will generally apply. Non-Resident Holders whose Goodness Shares may constitute “taxable Canadian property” should consult their own tax advisors.

Dividends on Verano Subordinate Voting Shares
A Non-Resident Holder will be subject to Canadian withholding tax on the amount of any dividends paid or credited, or deemed to be paid or credited, to it on its Verano Subordinate Voting Shares. Under the Tax Act, the rate of withholding is 25% of the gross amount of the dividend. The withholding rate may be reduced pursuant to the provisions of an applicable income tax treaty or convention. Under the Canada-United States Income Tax Convention (1980), as amended (the “Canada — US Tax Treaty”), the withholding rate on any such dividend beneficially owned by a Non-Resident Holder that is a resident of the United States for purposes of the Canada — US Tax Treaty and fully entitled to the benefits of such treaty is generally reduced to 15%. The Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting of which Canada is a signatory, affects many of Canada’s bilateral tax treaties (but not the Canada-US Tax Treaty), including the ability to claim benefits thereunder. Non-Resident Holders should consult their own tax advisors to determine their entitlement to relief under an applicable income tax treaty or convention. Certain Non-Resident Holders may be subject to United States withholding tax on dividends received on the Verano Subordinate Voting Shares (see “Certain U.S. Federal Income Tax Considerations”).
Disposition of Verano Subordinate Voting Shares
A Non-Resident Holder will not be subject to Canadian tax in respect of any capital gain realized on the disposition of its Verano Subordinate Voting Shares acquired pursuant to the Arrangement unless such shares constitute “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention. The considerations applicable to determining whether a Non-Resident Holder’s Verano Subordinate Voting Shares constitute “taxable Canadian property” are similar to those discussed above with respect to a Non-Resident Holder’s Goodness Shares under the heading “Certain Canadian Federal Income Tax Considerations — Non-Resident Shareholders — Exchange of Goodness Shares for Verano Subordinate Voting Shares,” provided that if the Non-Resident Holder’s Goodness Shares are “taxable Canadian property,” the Verano Subordinate Voting Shares received by such holder therefor pursuant to the Arrangement will generally be deemed to be taxable Canadian property to such holder for a 60-month period.
Dissenting Shareholders
The following portion of this summary applies to Non-Resident Holders that are Dissenting Shareholders. A Non-Resident Holder who, as a result of the exercise of Dissent Rights, is entitled to be paid the fair value of its Goodness Shares by Verano will not be subject to tax under the Tax Act on any capital gain realized on the disposition of its Goodness Shares unless such Goodness Shares are “taxable Canadian property” of the Non-Resident Holder and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention. See the discussion above under the heading “Certain Canadian Federal Income Tax Considerations — Non-Resident Shareholders — Exchange of Goodness Shares for Verano Subordinate Voting Shares.”
Interest, if any, awarded by the Court to a Non-Resident Holder who is a Dissenting Shareholder will not be subject to Canadian withholding tax.
Dissenting Shareholders should consult their own tax advisors with respect to the tax implications to them of the exercise of their Dissent Rights.
Eligibility for Investment
The Verano Subordinate Voting Shares received by Shareholders pursuant to the Arrangement will be “qualified investments” under the Tax Act at a particular time for a trust governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan or tax-free savings account (collectively, “Registered Plans”) or a trust governed by a deferred profit sharing plan if, at the particular time, (i) such Verano Subordinate Voting Shares are listed on a “designated stock exchange” (as defined in the Tax Act), which currently includes the CSE, or (ii) Verano is otherwise a “public corporation” for purposes of the Tax Act.

Notwithstanding that the Verano Subordinate Voting Shares may be “qualified investments” under the Tax Act for Registered Plans as described above, the holder of, or annuitant or subscriber under, a Registered Plan (the “Controlling Individual”) will be subject to a penalty tax in respect of Verano Subordinate Voting Shares held in a Registered Plan if such securities are a “prohibited investment” for the particular Registered Plan. A Verano Subordinate Voting Share generally will be a “prohibited investment” for a Registered Plan if the Controlling Individual does not deal at arm’s length with Verano for purposes of the Tax Act or the Controlling Individual has a “significant interest” (as defined in subsection 207.01(4) of the Tax Act) in Verano. Notwithstanding the foregoing, the Verano Subordinate Voting Shares generally will not be a “prohibited investment” for a Registered Plan if the Verano Subordinate Voting Shares are “excluded property” as defined in subsection 207.01(1) of the Tax Act for a Registered Plan. Shareholders who hold their Goodness Shares through a Registered Plan should consult their own tax advisors as to whether any Verano Subordinate Voting Shares receivable pursuant to the Arrangement will be a “prohibited investment” in their particular circumstances.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of certain U.S. federal income tax considerations applicable to a U.S. Holder or a Non-U.S. Holder (each as defined below) arising from the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder or Non-U.S. Holder. In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. Holder or Non-U.S. Holder that may affect the U.S. federal income tax consequences to such holder (as discussed below), including specific tax consequences to a holder under an applicable tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any holder. This summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, or non-U.S. tax consequences to holders on the receipt of Verano Subordinate Voting Shares or cash pursuant to the Arrangement and the ownership and disposition of such Verano Subordinate Voting Shares. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Each holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement.
No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.
This summary does not address the U.S. federal income tax consequences to any particular person of the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement, or the ownership and disposition of such Verano Subordinate Voting Shares. Each holder of Goodness Shares should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement. Further, this summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Arrangement that, in each case, are not part of the Plan of Arrangement.
Scope of This Disclosure
Authorities
This summary is based on the Code, proposed, final and temporary U.S. Treasury Regulations, published rulings of the IRS, published administrative positions of the IRS, and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this Circular. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a prospective or retroactive basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.
U.S. Holders
For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Goodness Shares (or, after the Arrangement, Verano Subordinate Voting Shares) participating in the Arrangement or exercising Dissent Rights (with respect only to Goodness Shares) pursuant to the Arrangement, that is for U.S. federal income tax purposes:

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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons for all substantial decisions or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Non-U.S. Holders
Also, for purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of Goodness Shares who is neither a U.S. Holder nor an entity classified as a partnership for U.S. federal income tax purposes.
Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed
This summary does not address the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement to holders of Goodness Shares that are subject to special provisions under the Code, including holders that: (a) are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) have a “functional currency” other than the U.S. dollar; (e) own Goodness Shares (or after the Arrangement, Verano Subordinate Voting Shares) as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (f) acquired Goodness Shares in connection with the exercise of employee stock options or otherwise as compensation for services; (g) hold Goodness Shares (or after the Arrangement, Verano Subordinate Voting Shares) other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) own, directly, indirectly, or by attribution, 5% or more, by voting power or value, of the outstanding Goodness Shares (or after the Arrangement, Verano Subordinate Voting Shares); (i) are required to accelerate the recognition of any item of gross income for U.S. federal income tax purposes with respect to Verano Subordinate Voting Shares as a result of such item being taken into account in an applicable financial statement; and (j) acquired Goodness Shares by gift or inheritance. Holders that are subject to special provisions under the Code, including those holders described immediately above, should consult their own tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences relating to the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement.
If an entity or arrangement that is classified as a partnership (including any other “pass-through” entity) for U.S. federal income tax purposes holds Goodness Shares (or after the Arrangement, Verano Subordinate Voting Shares), the U.S. federal income tax consequences to such partnership and the partners (or owners) of such partnership of participating in the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement generally will depend on the activities of the partnership and the status of such partners (or owners). This summary does not address the tax consequences to any such partnership or partner (or owner). Partners (or owners) of entities and arrangements that are classified as partnerships for U.S. federal, U.S. state and local, and non-tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of Verano Subordinate Voting Shares received pursuant to the Arrangement.
U.S. Tax Classification of Goodness Growth and Verano
Pursuant to Section 7874(b) of the Code and the U.S. Treasury Regulations promulgated thereunder, notwithstanding that each of Goodness Growth and Verano has been organized under Canadian law, solely for U.S. federal income tax purposes, each of Goodness Growth and Verano is classified as a U.S. domestic corporation. Accordingly, each of Goodness Growth and Verano will be subject to a number of significant and complicated U.S. federal income tax consequences as a result of being treated as a U.S. domestic corporation for U.S. federal income tax purposes and will be subject to taxation both in Canada and the United States.
Certain U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders
Tax Consequences if the Arrangement Qualifies as a “Reorganization” Described in Section 368(a) of the Code
Goodness Growth and Verano have structured the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement to meet the requirements to qualify as a tax-free reorganization under Section 368(a) of the Code (a “Reorganization”). However, neither issuance of an opinion of counsel nor receipt of a ruling from the IRS is a condition to the Arrangement and therefore no opinion or ruling has been obtained or will be obtained in this regard.
Exchange of Goodness Shares for Verano Subordinate Voting Shares
A U.S. Holder should not recognize gain or loss as a result of the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement. Such holder’s aggregate tax basis in Verano Subordinate Voting Shares received in the Arrangement should equal the aggregate tax basis of the holder’s Goodness Shares surrendered in the Arrangement. Such holder’s holding period for Verano Subordinate Voting Shares received in the Arrangement should include the holder’s holding period for the Goodness Shares surrendered in the Arrangement.
A U.S. Holder who acquired different blocks of Goodness Shares with different holding periods and tax bases must generally apply the foregoing rules separately to each identifiable block of Goodness Shares. Any such holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular Verano Subordinate Voting Shares received in the Arrangement.
Tax Consequences if the Arrangement Does Not Qualify as a “Reorganization” Described in Section 368(a) of the Code
If the exchange of Goodness Shares for Verano Subordinate Voting Shares pursuant to the Arrangement does not qualify as a Reorganization, then a U.S. Holder that exchanges Goodness Shares for Verano Subordinate Voting Shares generally will recognize gain or loss on its receipt of Verano Subordinate Voting Shares equal to the difference, if any, between (i) the sum of the fair market value of the Verano Subordinate Voting Shares actually received by such U.S. Holder and (ii) such U.S. Holder’s adjusted tax basis in the Goodness Shares exchanged therefor. Gain or loss must be calculated separately for each block of Goodness Shares exchanged by such U.S. Holder if such blocks were acquired at different times or for different prices. Any gain or loss so recognized will be long-term capital gain or loss if the U.S. Holder’s holding period in a particular block of Goodness Shares exceeds one year at the Effective Time. A U.S. Holder’s aggregate tax basis in the Verano Subordinate Voting Shares received in the Arrangement will equal the fair market value of such Verano Subordinate Voting Shares as of the Effective Time, and the holding period of such Verano Subordinate Voting Shares will begin on the date after the Arrangement.
Dissenting Shareholders Exercising Appraisal Rights
A U.S. Holder who exercises appraisal rights and, as a result, receives cash in exchange for such holder’s Goodness Shares generally will recognize capital gain or loss equal to the difference between the amount of cash received by such holder and such holder’s tax basis in the Goodness Shares exchanged therefor. Any capital gain or loss generally will be long-term capital gain or loss if the holding period of the holder’s Goodness Shares exceeds one year at the Effective Time. Long-term capital gains of individuals are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.
U.S. Tax Considerations Relevant to the Ownership and Disposition of Verano Subordinate Voting Shares After the Arrangement
Distributions
If Verano makes distributions with respect to a Verano Subordinate Voting Share, the distributions generally will be treated as U.S. source dividends to a U.S. Holder of a Verano Subordinate Voting Share to

the extent of Verano’s current and accumulated earnings and profits as determined under U.S. federal income tax principles at the end of the tax year in which the distribution occurs. To the extent the distributions exceed Verano’s current and accumulated earnings and profits, the excess will be treated first as a tax-free return of capital to the extent of the U.S. Holder’s adjusted tax basis in the Verano Subordinate Voting Share, and thereafter as gain from the sale or exchange of that Verano Subordinate Voting Share. Corporate U.S. Holders may be entitled to claim the dividends-received deduction with respect to dividends paid on the Verano Subordinate Voting Shares, and such dividends may constitute qualified dividend income to individual U.S. Holders, subject in each case to applicable restrictions and eligibility requirements.
Dividends on the Verano Subordinate Voting Shares will not constitute foreign source income for U.S. foreign tax credit limitation purposes because Verano, even though organized as a Canadian corporation, will be treated as a U.S. corporation for U.S. federal income tax purposes, as described above under “— U.S. Tax Classification of Goodness Growth and Verano.” Therefore, a U.S. Holder may not be able to claim a U.S. foreign tax credit for any Canadian tax unless the U.S. Holder has sufficient other foreign source income. However, if the U.S. Holder has not elected to credit other foreign taxes during the same taxable year, the U.S. Holder should be able to take a deduction for such Canadian tax.
Sale, Exchange or Other Taxable Disposition of Verano Subordinate Voting Shares
Upon the sale or other taxable disposition of a Verano Subordinate Voting Share, U.S. Holders generally will recognize capital gain or loss equal to the difference between the amount realized by such holders on the disposition and their adjusted tax basis in such Verano Subordinate Voting Share. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder held, or are treated as having held, such Verano Subordinate Voting Share for more than one year as of the time of disposition. Long-term capital gains of individuals are currently eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
To the extent a sale or other taxable disposition of the Verano Subordinate Voting Shares by a U.S. Holder results in Canadian tax payable by the U.S. Holder, such U.S. Holder may not be able to claim a U.S. foreign tax credit for any Canadian tax unless the U.S. Holder has sufficient other foreign source income. However, if the U.S. Holder has not elected to credit other foreign taxes during the same taxable year, the U.S. Holder should be able to take a deduction for such Canadian tax.
Foreign Currency
The amount of any distribution paid to a U.S. Holder in foreign currency, or the amount of proceeds paid in foreign currency on the sale or other taxable disposition of a Subordinate Voting Share, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method of tax accounting.
Information Reporting and Backup Withholding
A U.S. Holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes on cash received in connection with the Arrangement. The current backup withholding rate is 24%. Backup withholding will not apply, however, to a U.S. Holder who (i) furnishes a correct taxpayer identification number and certifies the U.S. Holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form or (ii) certifies the U.S. Holder is otherwise exempt from backup withholding. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption. If a U.S. Holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the U.S. Holder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. In the event of backup withholding, consult with your tax advisor to determine if you are entitled to any tax credit, tax refund or other tax benefit as a result of such backup withholding.
A U.S. Holder that receives Verano Subordinate Voting Shares in the Arrangement that is considered a “significant holder,” will be required (1) to file a statement with its U.S. federal income tax return providing certain facts pertinent to the Arrangement, including its tax basis in, and the fair market value of, the Goodness Shares that such U.S. Holder surrendered, and (2) to retain permanent records of these facts relating to the Arrangement. A “significant holder” is a holder that, immediately before the Arrangement, (a) owned at least 5.0% (by vote or value) of the outstanding stock of Goodness Growth, or (b) owned securities of Goodness Growth with a tax basis of $1.0 million or more.
Certain U.S. Federal Income Tax Consequences of the Arrangement to Non-U.S. Holders
A Non-U.S. Holder should not be subject to U.S. federal income tax on any gain recognized as a result of the Arrangement unless the Arrangement fails to qualify as a Reorganization or such Non-U.S. Holder exercises appraisal rights and:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
Goodness Growth is or has been a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Goodness Shares, and, in the case where the Goodness Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of Goodness Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Goodness Shares. There can be no assurance that the Goodness Shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above generally will be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders are urged to consult their own tax advisors regarding possible eligibility for benefits under income tax treaties and the availability of U.S. source capital losses to offset gain described in the second bullet point.
Goodness Growth believes that it presently is not a USRPHC and it does not presently anticipate that it will become a USRPHC at the Effective Time. However, if Goodness Growth is treated as a USRPHC and the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale, taxable exchange or other disposition of Goodness Shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, Verano may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such disposition. However, if (i) you are a Non-U.S. Holder that owns (actually or constructively) 5% or less of the Goodness Shares at all times during the five-year period ending on the date of disposition, and (ii) the Goodness Shares are regularly traded on an established securities market (within the meaning of applicable Treasury Regulations), even if Goodness Growth constituted a USRPHC, any gain realized on the disposition of Goodness Shares pursuant to the Arrangement generally will not be subject to U.S. federal income tax. You are urged to consult your own tax advisors regarding the application of these rules.
U.S. Tax Considerations Relevant to the Ownership and Disposition of Verano Subordinate Voting Shares After the Arrangement
Distributions
If Verano makes distributions with respect to a Verano Subordinate Voting Share, the distributions generally will be treated as dividends to a Non-U.S. Holder of a Verano Subordinate Voting Share to the

extent of Verano’s current and accumulated earnings and profits as determined under U.S. federal income tax principles at the end of the tax year in which the distribution occurs. To the extent the distributions exceed Verano’s current and accumulated earnings and profits, the excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in the Verano Subordinate Voting Share, and thereafter as gain from the sale or exchange of that Verano Subordinate Voting Share (which such gain generally will subject to the tax treatment described above in “— Certain U.S. Federal Income Tax Consequences of the Arrangement to Non-U.S. Holders” if the Arrangement were to fail to qualify as a Reorganization).
Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a rate of 30% of the gross amount unless the Non-U.S. Holder is eligible for and properly claims a reduced rate of withholding under an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. Holder) will not be subject to U.S. withholding tax, unless Verano is classified as a USRPHC, provided certain certification and disclosure requirements are satisfied. Instead, such dividends are subject to U.S. federal income tax on a net income basis in the same manner as if the Non-U.S. Holder were a U.S. Holder. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” equal to 30% of its effectively connected earnings and profits (subject to certain adjustments) or at such lower rate as may be specified by an applicable income tax treaty. A Non-U.S. Holder eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
Sale, Exchange or Other Taxable Disposition of Verano Subordinate Voting Shares
A Non-U.S. Holder that disposes of its Verano Subordinate Voting Shares in a taxable disposition generally will subject to the tax treatment described above in “— Certain U.S. Federal Income Tax Consequences of the Arrangement to Non-U.S. Holders” if the Arrangement were to fail to qualify as a Reorganization.
Information Reporting and Backup Withholding
A Non-U.S. Holder may be subject to information reporting and backup withholding at the applicable rate (currently 24%) with respect to the proceeds from the exchange of Goodness Shares pursuant to the Arrangement. A Non-U.S. Holder can avoid backup withholding by certifying on an appropriate IRS Form W-8 (or applicable successor form) that such Non-U.S. Holder is not a United States person, or by otherwise establishing an exemption in a manner satisfactory to the paying agent. Information provided by a Non-U.S. Holder may be disclosed to such Non-U.S. Holder’s local tax authorities under an applicable tax treaty or information exchange agreement. Non-U.S. Holders should consult their tax advisors regarding the certification requirements for non-United States persons.
Any amounts withheld under the backup withholding tax rules will be allowed as a refund or a credit against the Non-U.S. Holder’s U.S. federal income tax liability if the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Withholding
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax may apply to payments of dividends on stock made to foreign financial institutions (including amounts paid to a foreign financial institution on behalf of a holder) and certain other non-financial foreign entities. Additionally, a 30% withholding tax may apply to payments of gross proceeds from the disposition of stock made to such institutions and entities; however, proposed Treasury Regulations eliminate this 30% withholding tax on payments of gross proceeds. Taxpayers may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. There can be no assurance that final Treasury Regulations would provide an exemption from FATCA for gross proceeds.
Withholding under FATCA generally will not apply where such payments are made to (i) a foreign financial institution that undertakes, under either an agreement with the United States Treasury or pursuant to an intergovernmental agreement between the jurisdiction in which it is a resident and the United States Treasury, to identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to noncompliant foreign financial institutions and certain other account holders; (ii) a non-financial foreign entity that either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner to the United States Treasury; or (iii) a foreign financial institution or non-financial foreign entity that is exempt from these rules. Investors should consult their tax advisors regarding this legislation and the regulations thereunder.

INFORMATION CONCERNING GOODNESS GROWTH
Overview
Goodness Growth is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. Goodness Growth’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, and its science and intellectual property developer, Resurgent Biosciences. Goodness Growth manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods™ and other retail locations and third-party dispensaries. Goodness Growth’s teams of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines, and developing meaningful intellectual property. Goodness Growth is currently licensed to grow, process, and/or distribute cannabis in eight markets and operates 18 dispensaries across the United States.
Goodness Growth is a corporation incorporated under the laws of British Columbia and its securities are listed for trading on the CSE under the symbol “GDNS” and on the OTCQX under the symbol “GDNSF.”
Goodness Growth’s registered office is located at Suite 2200, HSBC Building, 885 West Georgia Street, Vancouver, British Columbia V6C 3E8, and its head office is located at 207 South 9th Street, Minneapolis, Minnesota 55402 USA.
Additional information regarding Goodness Growth is included in the documents incorporated by reference into this Circular.
Documents Incorporated by Reference
Information in respect of Goodness Growth has been incorporated by reference in this Circular from documents filed with the Securities Authority in British Columbia, Alberta and Ontario. Copies of the documents incorporated by reference in this Circular may be obtained without charge upon request to Goodness Growth at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, Attention: Investor Relations, or through the Investors section of Goodness Growth’s website at https://investors.vireohealth.com/financials/regulatory-filings/default.aspx. These documents are also available through the internet on SEDAR under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
As of the date of this Circular, the following documents filed with, or furnished to, the securities commission or similar regulatory authority in British Columbia, Alberta and Ontario are specifically incorporated by reference herein, and form an integral part of, this Circular:
(a)
the Goodness Growth AIF;

(b)
the audited annual consolidated financial statements of Goodness Growth as at and for the years ended December 31, 2021 and 2020 (the “Goodness Growth Audited Financial Statements”);

(c)
the unaudited condensed consolidated financial statements of Goodness Growth as at and for the three months ended March 31, 2022 and 2021 (the “Goodness Growth Interim Financial Statements”, and together with the Goodness Growth Audited Financial Statements, the “Goodness Growth Financial Statements”);

(d)
the management’s discussion and analysis of financial condition and results of operations of Goodness Growth for the years ended December 31, 2021 and 2020 (the “Goodness Growth Annual MD&A”);

(e)
the management’s discussion and analysis of financial condition and results of operations of Goodness Growth for the three months ended March 31, 2022 and 2021 (the “Goodness Growth Interim MD&A”, and together with the Goodness Growth Annual MD&A, the “Goodness Growth MD&A”);

(f)
the material change report of Goodness Growth dated February 14, 2022, related to Goodness Growth’s entry into the Arrangement Agreement; and

(g)
the management information circular of Goodness Growth dated April 28, 2021 prepared in connection with an annual meeting of shareholders held on June 23, 2021.

Any documents of the type required by National Instrument 44-101 —  Short Form Prospectus Distributions to be incorporated by reference in this Circular, including any annual information form, audited annual consolidated financial statements (together with the report of the auditors thereon), information circular, unaudited interim consolidated financial statements, management’s discussion and analysis, material change reports (excluding confidential material change reports) or business acquisition reports filed by Goodness Growth with the securities authority in the provinces of Canada in which it is a reporting issuer subsequent to the date of this Circular and prior to the Meeting shall be deemed to be incorporated by reference in this Circular. These documents are available through the internet on SEDAR under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov. Unless specifically incorporated by reference in this Circular, documents filed or furnished by Goodness Growth on SEDAR or EDGAR are neither incorporated by reference in nor form a part of this Circular. Information on or connected to Goodness Growth’s website, even if referred to in a document incorporated by reference herein, is not incorporated by reference herein and does not constitute part of this Circular.
Any statement contained in this Circular or in a document incorporated by reference, or deemed to be incorporated by reference in this Circular shall be deemed to be modified or superseded for purposes of this Circular, to the extent that a statement contained herein or in any subsequently filed document that also is, or is deemed to be, incorporated by reference in this Circular modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Circular. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.
Consolidated Capitalization
There has been no material change in Goodness Growth’s share or debt capital structure since March 31, 2022. Readers should also refer to the Goodness Growth AIF, the Goodness Growth Financial Statements and the related Goodness Growth MD&A, each of which are incorporated by reference herein.
Description of Goodness Shares
The following summary description of Goodness Shares is based on the provisions of the Goodness Articles. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Goodness Articles, which are available on Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
Goodness Growth is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares. As of [•], 2022, Goodness Growth’s issued and outstanding capital consisted of: (i) [•] Subordinate Voting Shares; (ii) [•] Multiple Voting Shares; and (iii) [•] Super Voting Shares.
Subordinate Voting Shares
Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the Shareholders, except a meeting of which only holders of another particular class or series of Goodness Shares have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held. Holders of Subordinate Voting Shares are entitled to receive as and when declared by the Board, dividends in cash or Goodness Growth’s property. No dividend will be declared or paid on the Subordinate Voting Shares unless Goodness Growth simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Multiple Voting Shares and the Super Voting Shares. In the event of Goodness Growth’s liquidation, dissolution or winding-up, whether voluntary or involuntary, or in the event of any other distribution of Goodness Growth’s assets among Shareholders for the purpose of winding up Goodness Growth’s affairs, the holders of the Subordinate Voting Shares will, subject to the prior rights of the holders of any of the Goodness Shares ranking in priority to the Subordinate Voting Shares, be entitled to participate ratably along with all other holders of Subordinate Voting Shares, Multiple Voting Shares (on an as-converted to Subordinate Voting Shares basis) and Super Voting Shares (on an as-converted to Subordinate Voting Shares basis).
Multiple Voting Shares
Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the Shareholders, except a meeting of which only holders of another particular class or series of the Goodness Shares shall have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held). The holders of the Multiple Voting Shares are entitled to receive such dividends as may be declared and paid to holders of the Subordinate Voting Shares, on an as-converted to Subordinate Voting Share basis. No dividend will be declared or paid on the Multiple Voting Shares unless Goodness Growth simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Subordinate Voting Shares and the Super Voting Shares. In the event of Goodness Growth’s liquidation, dissolution or winding-up, whether voluntary or involuntary, or in the event of any other distribution of Goodness Growth’s assets among the Shareholders for the purpose of winding up Goodness Growth’s affairs, the holders of the Multiple Voting Shares will, subject to the prior rights of the holders of any of the Goodness Shares ranking in priority to the Multiple Voting Shares, be entitled to participate ratably along with all other holders of the Multiple Voting Shares (on an as-converted to the Subordinate Voting Share basis), the Subordinate Voting Shares and the Super Voting Shares (on an as converted to the Subordinate Voting Share basis). The Multiple Voting Shares each have a restricted right to convert into 100 Subordinate Voting Shares (the “Goodness MVS Conversion Ratio”), subject to adjustments for certain customary corporate changes. The ability to convert Multiple Voting Shares is subject to a restriction on beneficial ownership of Subordinate Voting Shares exceeding certain levels. Goodness Growth has certain rights to convert all of the outstanding Multiple Voting Shares into Subordinate Voting Shares at the Goodness MVS Conversion Ratio in the event that certain conditions related to registration under the Exchange Act are met.
Super Voting Shares
The Super Voting Shares were only issuable in connection with the closing of the Arrangement. Holders of the Super Voting Shares are entitled to notice of and to attend at any meeting of the Shareholders, except a meeting of which only holders of another particular class or series of the Goodness Shares have the right to vote. At each such meeting, holders of the Super Voting Shares are entitled to 1,000 votes in respect of each Super Voting Share. The holders of the Super Voting Shares are entitled to receive such dividends as may be declared and paid to holders of the Subordinate Voting Shares in any financial year as the Board may by resolution determine, on an as-converted to Subordinate Voting Share basis. No dividend will be declared or paid on the Super Voting Shares unless Goodness Growth simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to the Subordinate Voting Share basis) on the Multiple Voting Shares and the Subordinate Voting Shares. In the event of Goodness Growth’s liquidation, dissolution or winding-up, whether voluntary or involuntary, or in the event of any other distribution of Goodness Growth’s assets among the Shareholders for the purpose of winding up Goodness Growth’s affairs, the holders of the Super Voting Shares will, subject to the prior rights of the holders of any of the Goodness Shares ranking in priority to the Super Voting Shares, be entitled to participate ratably along with all other holders of the Super Voting Shares (on an as-converted to the Subordinate Voting Share basis), the Subordinate Voting Shares and the Multiple Voting Shares (on an as-converted to the Subordinate Voting Share basis). Each Super Voting Share has a right to convert into one Multiple Voting Share subject to customary adjustments for certain corporate changes. Some or all of the Super Voting Shares will be automatically converted into Multiple Voting Shares subject to customary adjustments for certain corporate changes.
Goodness Growth’s Redemption Rights
Goodness Growth is, subject to certain conditions, entitled to redeem the Subordinate Voting Shares and/or the Multiple Voting Shares held by certain shareholders in order to permit Goodness Growth to comply with applicable licensing regulations, as more fully described in the Goodness Growth AIF incorporated by reference herein.
Trading Price and Volume of the Subordinate Voting Shares
The Subordinate Voting Shares are listed and traded on the CSE and on the OTCQX under the symbols “GDNS” and “GDNSF,” respectively.
The following table sets forth trading information (in Canadian dollars) for the Subordinate Voting Shares on the CSE for the months indicated:
CSE	High Trading Price	Low Trading Price	Volume
July 2021	$2.39	$1.90	4,185,208
August 2021	$2.16	$1.71	1,641,386
September 2021	$2.18	$1.67	1,520,550
October 2021	$2.15	$1.73	1,605,131
November 2021	$1.99	$1.46	4,089,409
December 2021	$2.18	$1.56	2,748,854
January 2022	$2.19	$1.95	1,614,857
February 2022	$3.37	$2.45	10,301,460
March 2022	$2.82	$2.28	2,765,359
April 2022	$2.70	$2.00	1,670,663
May 2022	$2.29	$1.81	1,734,280
June 2022	$2.29	$1.37	1,165,892
July 1 – 18, 2022	$1.70	$1.44	378,478
The following table sets forth trading information (in US dollars) for the Subordinate Voting Shares on the OTCQX for the months indicated:
OTCQX	High Trading Price	Low Trading Price	Volume
July 2021	$1.90	$1.51	4,332,791
August 2021	$1.80	$1.32	2,653,946
September 2021	$1.73	$1.31	2,541,442
October 2021	$1.75	$1.40	2,553,971
November 2021	$1.60	$1.22	7,691,804
December 2021	$1.72	$1.20	6,624,405
January 2022	$1.79	$1.52	5,001,336
February 2022	$2.65	$1.92	11,593,887
March 2022	$2.31	$1.78	5,823,900
April 2022	$2.15	$1.57	2,252,500
May 2022	$1.76	$1.41	1,750,600
June 2022	$1.83	$1.10	1,365,600
July 1 – 18, 2022	$1.30	$1.11	1,099,400

Prior Sales
The following table summarizes the issuances of Subordinate Voting Shares or securities convertible into Subordinate Voting Shares in the 12-month period prior to the date of this Circular. There have been no issuances of Multiple Voting Shares or Super Voting Shares or securities convertible into Multiple Voting Shares or Super Voting Shares in the 12-month period prior to the date of this Circular.
Date of Issuance	Type of Security	Description	Issue/Exercise Price	Number of Securities
July 9, 2021	Subordinate Voting Shares	Option Exercise(4)	$0.33	82,137
July 22, 2021	Subordinate Voting Shares	MVS Conversion(2)	N/A	720,100
September 29, 2021	Subordinate Voting Shares	MVS Conversion(2)	N/A	1,222,900
November 19, 2021	Subordinate Voting Shares	Option Exercise(4)	$0.19	300,048
November 22, 2021	Subordinate Voting Shares	Charm Acquisition(5)	N/A	1,459,803
February 2, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	536,100
February 3, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	28,900
February 10, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	974,300
February 18, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	200,000
March 15, 2022	Goodness Options	Option Issuance(1)	$1.77	3,248,108
March 15, 2022	Goodness RSUs	RSU Issuance(3)	N/A	1,094,220
March 29, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	74,100
March 31, 2022	Subordinate Voting Shares	MVS Conversion(2)	N/A	1,000,000

Notes:
(1)
Reflects unvested and vested Goodness Options which upon vesting are exercisable for one Subordinate Voting Share.

(2)
Reflects Subordinate Voting Shares issued upon conversion of Multiple Voting Shares.

(3)
Each Goodness RSU vests into one Subordinate Voting Share.

(4)
Reflects Subordinate Voting Shares issued upon exercise of vested Goodness Options or Goodness Warrants.

(5)
Reflects Subordinate Voting Shares issued in connection with acquisitions, corporate advisory services, or other business activities.

Financial Statements and Management’s Discussion and Analysis
Additional financial and other information is provided in the Goodness Growth Financial Statements and related Goodness Growth MD&A, which are incorporated by reference in this Circular.
Risk Factors
Details concerning risk factors in respect of Goodness Growth, Goodness Growth’s business and the Arrangement can be found under the heading “Risk Factors” in this Circular and in the documents pertaining to Goodness Growth which are specifically incorporated by reference in, and form an integral part of, this Circular, including as described under “Risk Factors” in the Goodness Growth AIF.
Legal Proceedings
On February 25, 2019, Dr. Mark Schneyer (“Schneyer”) filed a lawsuit in Minnesota District Court, Fourth District (the “Court”), on his own behalf and, derivatively, on behalf of Dorchester Capital, LLC, naming Vireo Health, Inc. (“Vireo U.S.”), Dorchester Management, LLC (“Dorchester Management”), and Dorchester Capital, LLC (“Capital”), as defendants. The essence of the claims made by Schneyer is Vireo U.S. paid an inadequate price for MaryMed, LLC (“MaryMed”), which it purchased it from Capital in 2018, and that the consideration given — shares of preferred stock in Vireo U.S. — was distributed inappropriately by Capital at the direction of Dorchester Management (the managing member of Capital). Schneyer, who is a Class B member of Capital, is seeking unspecified damages in excess of $50,000 and other relief. Dorchester Management, LLC is an affiliated entity to Vireo U.S. and was previously used as a management company over Dorchester Capital, LLC. It no longer has active operations following Vireo Health, Inc.’s acquisition of MaryMed, LLC in 2017. It is owned and controlled by Kyle E. Kingsley and Amber H. Shimpa, executive officers and directors of Vireo U.S.
Simultaneously with the complaint, Schneyer filed a motion seeking a temporary restraining order (“TRO”) to prevent the “further transfer” of MaryMed which would, Schneyer claimed, occur if Vireo U.S.’s RTO transactions were allowed to occur. The Court held a hearing on the motion for TRO on March 5, 2019 and denied the motion on the same day.
Weeks prior to commencement of the litigation, Dorchester Management had appointed a special litigation committee (“SLC”) on behalf of Capital to investigate the consideration provided by Vireo U.S. for the purchase of MaryMed and assess any potential claims Capital may have as a result of the transaction. The SLC, a retired judge who engaged another retired judge as legal counsel to the SLC, was appointed in accordance with Minnesota law, issued a report on May 1, 2021, recommending, among other things, that certain claims be permitted to proceed (the “Remaining Derivative Claims”) and other claims not be permitted to proceed by the Court (the “Rejected Derivative Claims”).
On July 7, 2021, Schneyer filed a Second Amended Complaint asserting direct claims on behalf of himself and the Remaining Derivative Claims on behalf of Capital and some Rejected Derivative Claims on behalf of Capital. Under Delaware law, Capital has a right to control the litigation of the Remaining Derivative Claims, the Rejected Derivative Claims, and any other derivative allegations that may be asserted on behalf of Capital. On August 17, 2021, Management exercised this right for Capital and appointed a second independent special litigation committee (the “Second SLC”), a partner at an international law firm, to manage the litigation of the claims raised in Schneyer’s Second Amended Complaint. On August 31, 2021, Capital filed a complaint at the Second SLC’s direction alleging the Remaining Derivative Claims and the Rejected Derivative Claims. Schneyer opposed the appointment of the Second SLC and the Court will rule on whether the Second SLC can pursue Second Amended Complaint.
On December 9, 2021, the Court dismissed Schneyer’s claim for rescissory damages and the Remaining Derivative Claim alleging fraud. The Court also ruled that the Remaining Derivative Claims should be pursued by the Second SLC. Finally, the Court also denied Schneyer’s request to seek punitive damages.
On February 22, 2022, the Minnesota Court of Appeals denied the immediate review of the December 9, 2021 order.
On June 20, 2022 the Court issued an order amending and realigning the complaint brought by Capital for the Remaining Derivative Claims. The order also denied Vireo U.S.’ and Dorchester Management’s motion to dismiss the Remaining Derivative Claims brought by Capital.
Following this order, the litigation will proceed with Schneyer’s three direct contract claims against Vireo U.S and a direct fraud claim against Management and Vireo U.S. on an individual basis, as well as the Remaining Derivative Claims brought by Capital.
Vireo U.S. believes that Schneyer’s claims lack merit and expects to be vindicated in the SLC process or, in the alternative, prevail in the litigation, if and when it proceeds. However, should Vireo U.S. not ultimately prevail, it is not possible to estimate the amount or range of potential loss, if any.

INFORMATION CONCERNING VERANO
Overview
Verano, a British Columbia corporation, is a vertically integrated, multi-state cannabis operator in the United States, devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano designs, builds, and operates dispensaries under its retail brands including Zen Leaf™ and MÜV™, with the goal of delivering a superior cannabis shopping experience in both medical and adult-use markets.
Verano is a reporting issuer in all provinces and territories of Canada and the Verano Subordinate Voting Shares are listed on the CSE under the symbol “VRNO.” The Verano Subordinate Voting Shares are also quoted for trading in the United States on the OTCQX marketplace operated by the OTC Market Group under the symbol “VRNOF.”
The head office of Verano is located at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. The registered office of Verano is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8. Verano’s website is www.verano.com.
Additional information regarding Verano is included in Appendix “I”.
Prior Sales
The following table summarizes the issuances of Verano Subordinate Voting Shares, Verano Proportionate Voting Shares, or securities convertible into Verano Subordinate Voting Shares or Verano Proportionate Voting Shares in the 12-month period prior to the date of this Circular.
Date of Issuance	Type of Security	Issue/Exercise Price	Number of Securities
July 1, 2021	Verano Subordinate Voting Shares	N/A(5)	647,351.41
July 2, 2021	Verano Proportionate Voting Shares	$1,998.9729	310
July 8, 2021	Verano Subordinate Voting Shares	N/A(5)	488,861
July 9, 2021	Verano RSUs(1)	N/A	20,000
July 12, 2021	Verano Subordinate Voting Shares	C$19.12	6,448,471
July 14, 2021	Verano Subordinate Voting Shares	N/A(5)	12,473,214.01
July 23, 2021	Verano Subordinate Voting Shares	N/A(5)	16,284,588.72
August 2, 2021	Verano Subordinate Voting Shares	N/A(5)	19,059,369.14
August 6, 2021	Verano Subordinate Voting Shares	N/A(5)	14,468,594.22
August 9, 2021	Verano Subordinate Voting Shares	N/A(5)	9,974,253.54
August 11, 2021	Verano Subordinate Voting Shares	N/A(5)	2,098,242.34
August 16, 2021	Verano Proportionate Voting Shares	N/A(4)	145,584.1270
August 18, 2021	Verano Subordinate Voting Shares	N/A(5)	500,000
August 20, 2021	Verano Subordinate Voting Shares	N/A(5)	41,039.81
August 24, 2021	Verano Subordinate Voting Shares	N/A(5)	9,696,873.86
August 30, 2021	Verano Subordinate Voting Shares	N/A(6)	785,468
September 2, 2021	Verano Subordinate Voting Shares	C$14.315	14,400
September 10, 2021	Verano Subordinate Voting Shares	N/A(5)	2,181,818.09
September 20, 2021	Verano Subordinate Voting Shares	$15.20	37,657
September 20, 2021	Verano Proportionate Voting Shares	$1,520.16	376.56
September 24, 2021	Verano Subordinate Voting Shares	N/A(5)	498,104.96
September 28, 2021	Verano Subordinate Voting Shares	C$15.08	132,657

Date of Issuance	Type of Security	Issue/Exercise Price	Number of Securities
October 5, 2021	Verano Subordinate Voting Shares	N/A(5)	237,281.85
October 14, 2021	Verano Subordinate Voting Shares	N/A(5)	59,054,573.51
October 18, 2021	Verano Subordinate Voting Shares	N/A(6)	1,332
October 22, 2021	Verano Subordinate Voting Shares	C$13.625	39,167
October 25, 2021	Verano Subordinate Voting Shares	$13.5789	727,934
October 25, 2021	Verano Subordinate Voting Shares	N/A(5)	3,171,303.43
October 28, 2021	Verano Proportionate Voting Shares	C$1,387.00	1,855.1763
October 29, 2021	Verano Subordinate Voting Shares	N/A(5)	463,433.31
November 5, 2021	Verano Subordinate Voting Shares	N/A(5)	222,841.01
November 8, 2021	Verano Subordinate Voting Shares	N/A(5)	167,522.7
November 9, 2021	Verano Subordinate Voting Shares	N/A(5)	4,723,063.51
November 11, 2021	Verano Subordinate Voting Shares	N/A(5)	3,146,986.95
November 16, 2021	Verano Subordinate Voting Shares	N/A(5)	35,408.62
November 18, 2021	Verano Subordinate Voting Shares	N/A(5)	210,407.52
November 22, 2021	Verano Subordinate Voting Shares	N/A(5)	378,877.73
November 24, 2021	Verano Subordinate Voting Shares	N/A(5)	76,919.58
December 3, 2021	Verano Subordinate Voting Shares	N/A(5)	1,946,227.76
December 3, 2021	Verano Subordinate Voting Shares	C$9.98	1,215,035
December 10, 2021	Verano Subordinate Voting Shares	N/A(5)	126,766.01
December 17, 2021	Verano Subordinate Voting Shares	N/A(5)	1,827,097.51
December 28, 2021	Verano Subordinate Voting Shares	C$14.07	4,104,787
December 28, 2021	Verano Subordinate Voting Shares	C$14.68	4,040,355
December 30, 2021	Verano Subordinate Voting Shares	N/A(5)	6,861,500.48
December 31, 2021	Verano Subordinate Voting Shares	N/A(5)	14,218
January 4, 2022	Verano Subordinate Voting Shares	N/A(5)	8,300
January 5, 2022	Verano Subordinate Voting Shares	N/A(5)	1,753,484.38
January 12, 2022	Verano Subordinate Voting Shares	N/A(5)	2,584,308.27
January 17, 2022	Verano Subordinate Voting Shares	N/A(5)	2,101,394.97
January 18, 2022	Verano Subordinate Voting Shares	N/A(5)	159,100
January 24, 2022	Verano Subordinate Voting Shares	N/A(5)	98,449.45
February 4, 2022	Verano Subordinate Voting Shares	N/A(5)	164,885.49
February 16, 2022	Verano Subordinate Voting Shares	N/A(5)	833,272.3
February 16, 2022	Verano RSUs(1)	N/A	253,177
February 22, 2022	Verano Subordinate Voting Shares	C$15.85	166,297
February 23, 2022	Verano Subordinate Voting Shares	N/A(6)	34,320
February 25, 2022	Verano Subordinate Voting Shares	N/A(6)	525,287
February 25, 2022	Verano Subordinate Voting Shares	N/A(5)	530,679.86
March 1, 2022	Verano Subordinate Voting Shares	N/A(5)	26,500
March 7, 2022	Verano Subordinate Voting Shares	N/A(5)	68,860.65
March 10, 2022	Verano Subordinate Voting Shares	N/A(5)	17,664
March 11, 2022	Verano Subordinate Voting Shares	C$12.58	1,403,067
March 22, 2022	Verano Subordinate Voting Shares	N/A(5)	133,856.92
April 8, 2022	Verano Subordinate Voting Shares	N/A(5)	2,914.34

Date of Issuance	Type of Security	Issue/Exercise Price	Number of Securities
May 6, 2022	Verano Subordinate Voting Shares	N/A(5)	43,395.85
May 16, 2022	Verano Subordinate Voting Shares	N/A(6)	21,600
May 20, 2022	Verano Subordinate Voting Shares	N/A(5)	32,076
May 25, 2022	Verano Subordinate Voting Shares	N/A(6)	4,970
May 31, 2022	Verano Subordinate Voting Shares	N/A(6)	217,100.48
June 7, 2022	Verano Subordinate Voting Shares	C$13.41	2,115,438
June 8, 2022	Verano Subordinate Voting Shares	N/A(5)	24,108
June 15, 2022	Verano Subordinate Voting Shares	N/A(5)	3,664,052
June 22, 2022	Verano Subordinate Voting Shares	C$9.68	808,258
June 23, 2022	Verano Subordinate Voting Shares	N/A(5)	1,735,834.22
June 23, 2022	Verano RSUs(1)	N/A	2,606,401
June 27, 2022	Verano Subordinate Voting Shares	N/A(5)	42,396.49
July 1, 2022	Verano Subordinate Voting Shares	N/A(7)	312,150

Notes:
(1)
Each vest into Verano Subordinate Voting Shares on a one-to-one basis.

(2)
This number reflects both vested and unvested Verano options.

(3)
Each exercisable for one Verano Proportionate Voting Share.

(4)
Issued upon conversion of Verano Subordinate Voting Shares.

(5)
Issued upon conversion of Verano Proportionate Voting Shares.

(6)
Issued upon vesting of RSUs.

(7)
Compensatory issuance issued upon achievement of certain performance metrics.

Financial Statements and Management’s Discussion and Analysis
Additional financial and other information is provided in Verano’s consolidated interim financial statements and management’s discussion and analysis for the three months ended March 31, 2022, which can be found in Appendix “J” hereto.

GOVERNANCE AND MANAGEMENT OF THE COMBINED COMPANY
Goodness Growth expects the directors and management of Verano to remain in place at and after the Effective Time. There have been no definitive determinations between Verano and Goodness Growth regarding the role that Goodness Growth management may play in the Combined Company. See “Information Concerning Verano” and Appendix “I” for more information about the governance and management of Verano.
DESCRIPTION OF THE COMBINED COMPANY CAPITAL STOCK
See “Information Concerning Verano” and Appendix “I” for more information about the capital stock of the Combined Company.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
See Appendix “J” for the pro forma financial statements of the Combined Company.

ANNUAL MEETING MATTERS
PROPOSAL 2: SETTING NUMBER OF DIRECTORS
The Board currently consists of seven directors and Goodness Growth proposes to fix the number of directors at seven for the ensuing year. Accordingly, at the Meeting, the Shareholders will be asked to fix the number of directors at seven. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT SEVEN.
PROPOSAL 3: ELECTION OF DIRECTORS
The size of the Board of Goodness Growth is currently set at 7 directors. The term of office of each of the 7 current directors will end at the conclusion of the Meeting. At the Meeting, it is proposed that 7 directors be elected until the next annual general meeting of the Shareholders or until their successors are elected or appointed. Unless the director’s office is vacated earlier in accordance with the provisions of the BCBCA, each director elected will hold office until the conclusion of the next annual general meeting of Goodness Growth’s Shareholders or if no director is then elected, until a successor is elected.
Nominees for Election as Directors at the Meeting
Each of the director nominees below is currently a director of Goodness Growth. The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers.”
Name of Nominee	Director Since	Residency	Principal Occupation(1)
Dr. Kyle E. Kingsley	March 2019	Minnesota, USA	Founder and Chief Executive Officer of Goodness Growth and Chair of the Board
Chelsea A. Grayson(2)(3)(4)	March 2019	California, USA	Executive-in-Residence, Wunderkind (formerly BounceX)
Ross M. Hussey(3)(4)	July 2020	Minnesota, USA	Attorney, Smith Jadin Johnson, PLLC
Victor E. Mancebo(2)(3)(4)	January 2021	Florida, USA	Chief Executive Officer, TheraTrue, Inc.
Judd T. Nordquist(2)	March 2019	Minnesota, USA	CPA and Partner, Abdo L.L.P.
Josh Rosen	August 2021	Arizona, USA	Managing Partner, Bengal Capital
Amber H. Shimpa(4)	March 2019	Minnesota, USA	Chief Administrative Officer of Goodness Growth

(1)
The information as to principal occupation, business, or employment of non-management directors is not within the knowledge of the management of Goodness Growth and has been furnished by the respective proposed nominees.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation Committee.

(4)
Member of the Nominating and Corporate Governance Committee (the “N&G Committee”).

None of the nominees for director of Goodness Growth are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and officers of Goodness Growth acting in solely such capacity. Dr. Kingsley is married to Ms. Shimpa’s sister.
Director Qualifications
Our Board believes that each member of the Board has the experience, qualifications, attributes, and skills that make him or her suitable to serve as our director, in light of our highly regulated cannabis business, our complex operations and large number of employees.
Dr. Kingsley’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; capital markets transactions; and cannabis industry knowledge.

Ms. Grayson’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; branding and marketing; and corporate governance.
Mr. Hussey’s specific qualifications, experience, skills and expertise include cannabis industry knowledge; cannabis-related legislation; and corporate strategy.
Mr. Mancebo’s specific qualifications, experience, skills and expertise include cannabis industry knowledge and experience; leadership and management; and corporate strategy.
Mr. Nordquist’s specific qualifications, experience, skills and expertise include financial statements and financial transactions; external and internal audit; and corporate strategy.
Mr. Rosen’s specific qualifications, experience, skills and expertise include financial transactions and investments and cannabis industry knowledge.
Ms. Shimpa’s specific qualifications, experience, skills and expertise include leadership and management; financial statements and financial transactions; cannabis industry knowledge; and security and inventory control.
The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding each director, director nominee and executive officer of Goodness Growth. A brief biography of each person who serves as a director or executive officer follows the table.
Name	Age*	Position
Dr. Kyle E. Kingsley	46	Chief Executive Officer and Chair of the Board
Chelsea A. Grayson	50	Director
Ross M. Hussey	43	Director
Victor E. Mancebo	38	Director
Judd T. Nordquist	52	Director
Josh Rosen	48	Director
Amber H. Shimpa	43	Chief Administrative Officer and Director
Dr. Stephen Dahmer	47	Chief Medical Officer
John A. Heller	53	Chief Financial Officer
Christian Gonzalez	41	Chief Operating Officer
Patrick Peters	48	Executive Vice President, Retail
Harris Rabin	47	Chief Marketing Officer
J. Michael Schroeder	54	General Counsel, Chief Compliance Officer, and Secretary

*
As of the date of this Circular.

Dr. Kyle E. Kingsley is a board-certified emergency medicine physician and founder of Goodness Growth. Dr. Kyle E. Kingsley has served as CEO and a director of Goodness Growth (and its predecessors Vireo U.S./Minnesota Medical Solutions LLC) since July 2014. Dr. Kyle E. Kingsley has expansive experience in starting medical cannabis companies in well-regulated, limited-license states with narrow timelines for implementation. Dr. Kyle E. Kingsley has been involved with all aspects of medical cannabis implementation, from horticulture and manufacturing to finance and policy. Dr. Kyle E. Kingsley’s primary goal is to build mainstream, cannabis-based, alternatives to opioids, alcohol, and tobacco. Dr. Kyle E.

Kingsley’s extensive experience with opioid pain medications and alcohol in the emergency department setting was a major reason for his desire to build a physician-led, science-focused cannabis company. Simultaneously with his emergency medicine staffing responsibilities, Dr. Kyle E. Kingsley founded and developed multiple companies including Clinical Scribes LLC, a medical scribe documentation training and implementation company, which he founded in 2007. Clinical Scribes LLC and its offshoot Medical Scribe Training Systems focus on efficient training of medical professionals, specifically medical scribes. Expertise developed in this setting has led to direct benefits for Goodness Growth which is building an industry-leading, medically-sound, employee education system. Dr. Kyle E. Kingsley is also the author of a wide array of scientifically robust medical scribe training textbooks, “The Ultimate Medical Scribe Handbook” series, which is used by companies across the country to train their medical scribes. Dr. Kyle E. Kingsley also founded MedMacros LLC in 2012, a medical documentation augmentation company that provides physicians and other healthcare providers with online templates to improve documentation speed and comprehensiveness. Dr. Kyle E. Kingsley also brings medical device start up expertise via Doctor Sly LLC, a company focused on development of intellectual property for simple cooling devices used to treat common medical conditions. Currently MigraineBox is a potential treatment for headaches by way of simple cooling of the head and neck. Dr. Kyle E. Kingsley obtained a patent for this method of cooling. Dr. Kyle E. Kingsley received a Bachelor of Science degree in Biochemistry and a Bachelor of Arts degree in German from University of Minnesota in Duluth and received a Doctor of Medicine degree from the University of Minnesota, Twin Cities. During his time at the University of Minnesota, Duluth, Dr. Kyle E. Kingsley worked extensively in a biochemistry laboratory and developed expertise in HPLC and other laboratory techniques that are directly applicable to the medical cannabis industry. Dr. Kyle E. Kingsley is married to Ms. Shimpa’s sister.
Chelsea A. Grayson was the CEO of True Religion (formerly Nasdaq: TRLG) and also sat on the True Religion board of directors (where she chaired the Audit Committee) from 2017 to 2019. Previously, she was the CEO and a board member of American Apparel (formerly NYSE MKT: APP) from 2016 to 2017. In addition to her service on the Goodness Growth Board and various committees, Ms. Grayson sits on the board of directors of Xponential Fitness (NYSE: XPOF), where she is a member of the Audit Committee and Spark Networks (NYSE: LOV), where she is a member of the Audit Committee. She also serves as an Executive in Residence at Wunderkind (formerly BounceX) and sits on the board of directors of Lapmaster-Wolters (AKA Precision Surfacing Solutions), where she chairs the board and iHerb, where she serves as the lead independent director and chairs the Nomination & Corporate Governance Committee. Ms. Grayson is a former member of the board of directors of Sugarfina, Inc., where she was a member of the Steering Committee, and the board of directors of Delta Dental, where she was a member of the Nominating & Corporate Governance Committee. Prior to joining American Apparel, Ms. Grayson was a partner in the M&A/corporate governance practice groups of Jones Day and Loeb & Loeb. Ms. Grayson is a Board Leadership Fellow and a Corporate Governance Fellow with the National Association of Corporate Directors (NACD). She is also a member of the Board of Advisors for the Department of English at the University of California, Los Angeles. She is a recipient of the In-House Impact Award from The Recorder (The American Lawyer) and of the 40 Under 40 Recognition Award from the M&A Advisor. She was also named one of “L.A.’s Top 40 Dealmakers” in the Los Angeles Business Journal “Who’s Who in L.A. Law”. Ms. Grayson received a Bachelor of Arts degree in English Literature and Business/Economics from the University of California, Los Angeles and received a Juris Doctor degree from Loyola Law School in Los Angeles, California. American Apparel, of which Ms. Grayson served as Chief Executive Officer, filed for Chapter 11 bankruptcy protection during her tenure.
Ross M. Hussey is an attorney with over 15 years of experience who practices in multiple states and jurisdictions and focuses primarily on complex litigation and representing private businesses. He has practiced with Smith Jadin Johnson, PLLC since June 2019. From April 2015 through May 2019, he practiced with Benson, Kerrane, Storz & Nelson, PC. Mr. Hussey is a founding member of Vireo U.S. where he helped create and launch Minnesota Medical Solutions, LLC. He has served as a director of Goodness Growth since July 2020 and sits on the Compensation and Nominating and Corporate Governance Committees. Mr. Hussey previously served as General Counsel for Minnesota Medical Solutions from December of 2014 to March of 2016 before returning to private practice. He also has prior government relations experience and was involved in the implementation of the medical cannabis program in Minnesota. Mr. Hussey holds a Bachelor of Arts degree in Political Science from Gustavus Adolphus College and received a Juris Doctor degree from William Mitchell College of Law.

Victor E. Mancebo is a business professional with nearly 20 years of experience in a variety of operational, retail, and agricultural leadership roles for several national and regional companies in the United States. Mr. Mancebo has amassed executive leadership roles in Banking, Education, Logistics, Technology, Food Safety, Manufacturing, Agriculture, and Retail. He has served as the Chief Executive Officer and Director of TheraTrue, Inc. since January 2021. From July 2018 through December 2020, Mr. Mancebo served as the President, Chief Executive Officer and as a Director of Liberty Health Sciences Inc. (OTCQX: LHSIF), a profitable vertically integrated cannabis company with 29 dispensaries and a 250,000 square feet production facility housed in 387 acres in Florida, which has served over 100,000 patients to date. At Liberty Health Sciences Inc., Mr. Mancebo was responsible for the growth and success of various departments including retail, sales, compliance, production, processing, cultivation, construction, facilities, and accounting. Prior to that experience, Mr. Mancebo served as a Partner and Chief Operations Officer at Gelatys from April 2016 through April 2018. From 2013 to 2020, Mr. Mancebo served as the Founder and Managing Director at iAgriGroup, where he was responsible for the expansion, strategy and overall operational execution of the international agriculture and food production company. Mr. Mancebo has served as a director since January 2021. He holds a B.A. from Florida International University and a Master Black Belt Six Sigma Certification.
Judd T. Nordquist is a Certified Public Accountant and partner at a Minnesota-based CPA firm, Abdo L.L.P., with more than 28 years of experience and has served on several Board of Advisors, Audit Committees, and has leadership roles with several organizations. He has served on our Board since March 2019 and is Chair of Audit Committee and the Goodness Transaction Committee. As a Business Partner at Abdo, Mr. Nordquist leads the manufacturing, distribution and agriculture segment of the firm where he is responsible for setting the strategic plan and delivering results. Mr. Nordquist helps business owners with business and tax planning, mergers and acquisitions, cash flow management, budgeting, overhead computations, auditing and entrepreneurial consulting services throughout North America and Europe. Mr. Nordquist graduated from Minnesota State University, Mankato with a Bachelor of Science degree in Accounting and is currently attending Harvard University in pursuit of their Corporate Director Certificate. He is a member of the American Institute of Certified Public Accountants, the Minnesota Society of Certified Public Accountants and DFK International.
Josh Rosen has served as Managing Partner of Bengal Capital, a cannabis investment and advisory firm, since December 2020. Through May of 2021, Mr. Rosen was a director of 4Front Ventures Corporation (CSE: FFNT); Mr. Rosen was previously Executive Chairman and CEO of 4Front and its predecessor companies, having co-founded 4Front in 2011. Rosen has held positions at Credit Suisse (NYSE: CS) and ABN AMRO Bank N.V. (OTCMKTS:AAVMY) and is on the Board of Managers of Ninety Plus Coffee, LLC. Mr. Rosen holds a Bachelor of Arts in Economics and Philosophy from Beloit College.
Amber H. Shimpa has served as the Chief Administrative Officer for Goodness Growth since December 2019 and as a director since March 2019. From January 2015 through December 2019, Ms. Shimpa served as Goodness Growth’s Chief Financial Officer. As Chief Administrative Officer, she leads Goodness Growth’s human resources, communications, and policy teams and further drives the integration of people and culture for Goodness Growth. She works closely with Dr. Kyle E. Kingsley, in his role as CEO, to perpetuate Goodness Growth’s core values and culture as its workforce continues to rapidly expand. Ms. Shimpa spearheads Goodness Growth’s Corporate Social Responsibility initiatives and Diversity and Inclusion programs. Ms. Shimpa currently serves on the Board and is a member of the Nominating and Corporate Governance Committee. Ms. Shimpa has 14 years of experience as a financial services professional with various commercial and investment banking organizations. Prior to joining Goodness Growth, Ms. Shimpa spent nine years as Vice President of a $1.6 billion bank focused on commercial, nationwide lending. Her experience in the highly regulated banking environment has engrained quality and control in her leadership and financial management approach. Banking is often seen as a challenge for operators within the cannabis industry. Ms. Shimpa’s understanding of the strict compliance requirements in the banking industry, coupled with Goodness Growth’s scientific and safe medical model, have led to welcoming discussions with banks, and ultimately the first known open banking relationship with a cannabis-related company in the U.S. Ms. Shimpa holds a Bachelor of Arts degree in Business from the University of North Dakota. Dr. Kyle E. Kingsley is married to Ms. Shimpa’s sister.
Dr. Stephen Dahmer Dr. Stephen Dahmer is a board-certified family physician whose passion for health and healing has taken him around the globe. Dr. Dahmer has served as the Chief Medical Officer of

Goodness Growth since September 2015. A fellow of the Arizona Center for Integrative Medicine, for over two decades he has studied the relationships between plants and people, working closely with diverse cultures and documenting their uses of plants and other integrative therapies. Aspiring to understand ethnomedical systems, as well as the plants and traditional beliefs that support them, Dr. Dahmer has worked in divergent settings including Umbanda terreiros in the heart of Brazil’s second largest slum, Maori clinics in New Zealand, native healers on the Palauan Islands, and as a hospitalist to the Navajo (Dine) Tribe in Chinle, Arizona. Dr. Dahmer has given over 150 lectures on cannabinoid-related medical topics and is involved in two large-scale clinical trials studying medical cannabis, opioids, and chronic pain. At Goodness Growth, Dr. Dahmer oversees clinical research partnerships, pharmacovigilance, physician outreach and engagement, and over 200 employees providing education, support, awareness and a compassionate patient experience to tens of thousands of patients utilizing medical cannabis. From June of 2015 to present, Dr. Dahmer has served as Assistant Clinical Professor in the Department of Family Medicine and Community Health at the Icahn School of Medicine at Mount Sinai where he passionately provided innovative primary care for seven years in New York City where he lives and resides with his family. In addition, since May of 2018, Dr. Dahmer has served as a Family Physician and Director of Holistic Primary Care at Scarsdale Integrative Medicine. Dr. Dahmer received his Bachelor of Arts degree in Zoology and Spanish, as well as his Medical Doctor degree from the University of Wisconsin.
John A. Heller has been serving as the Chief Financial Officer of Goodness Growth since July 2020. Mr. Heller has 30 years of experience managing finance, accounting, IT, and business information functions in a variety of public and private companies. Prior to joining Goodness Growth, Mr. Heller served as the Chief Financial Officer of Lift Brands, Inc., a worldwide fitness center franchisor from July 2016 to July 2020. From 1998 through April 2016, Mr. Heller served as Senior Vice President of Finance and Treasurer of LifeTime Fitness, Inc. He began his career as a public accountant and Certified Public Accountant working for Arthur Andersen in Minneapolis, Minnesota. Mr. Heller has been involved in raising over $2 billion of capital through public and private equity, senior and subordinated debt, real estate financing, and sale leasebacks. Mr. Heller has a Bachelor of Science degree in Accounting from St. John’s University in Collegeville, Minnesota.
Christian Gonzalez is an engineer and manufacturing entrepreneur with over 15 years of experience in the medical device, pharmaceutical and aerospace/defense industries. He has served as Goodness Growth’s Chief Operating Officer since November 2020. Prior to that he served as Goodness Growth’s Executive Vice President, Operations from September 2019 to November 2020 and as Vice President, Manufacturing Operations from June 2019 until September 2019. From December 2017 until June 2019, Mr. González served as General Manager of Pennsylvania Medical Solutions, LLC, a former subsidiary of Goodness Growth. Mr. González founded and has served as the Chief Executive Officer of Esmeril Industries LLC, a successful medical device/aerospace component manufacturing company since August 2008. Mr. González’s knowledge of the startup process, thorough understanding of good manufacturing methods/practices, and commitment to quality are useful tools in the ever-evolving medical device and pharmaceutical industries. At Goodness Growth, Mr. González is involved in such activities as strategic planning and capital raising efforts to mergers and acquisition activities. As Executive Vice President of Operations, Mr. González helps drive and achieve operational, manufacturing and revenue goals in line with Goodness Growth’s vision. Mr. González has a Bachelor of Science degree in Mechanical Engineering from the University of Puerto Rico.
Harris Rabin has served as Goodness Growth’s Chief Marketing Officer since May 2019. In this role, he oversees marketing and brand building efforts. Mr. Rabin brings two decades of relevant experience, including executive leadership roles in the consumer healthcare and beverage alcohol industries. He is an accomplished marketing leader with a proven and consistent track record. In addition, he also has served as Chief Marketing Officer of Willow Bark Brands, Inc. since May 2020. Prior to joining Goodness Growth, from 2014 to 2019, he served as Global Vice President of Marketing at Anheuser-Busch InBev (ABInBev), where he led brand building efforts for a multi-billion-dollar global portfolio of core beer brands. Mr. Rabin has a Bachelor of Arts degree in Mathematics and Economics from Northwestern University and a Master of Business Association degree from MIT Sloan School of Management.
Patrick Peters is a highly driven retail executive with experience in industry-leading brands across diverse market segments. Mr. Peters is experienced in developing innovative and effective solutions to drive continuous improvement and financial results. He has served as Goodness Growth’s Executive Vice President of Retail since November 2020. Prior to that he served as Senior Vice President of Retail, Wholesale, and E-Commerce at Goodness Growth from November 2019 to November 2020. Prior to that, from June 2018 to July 2019, Mr. Peters served as the Regional Director of Rue21, where he managed Rue21’s retail locations on the East Coast. Mr. Peters served as a Financial Planner at Northwest Mutual from June 2017 to March 2018, where he assisted individuals with life insurance and financial planning. From June 2013 to February 2017, Mr. Peters served as Chief Operating Officer and Vice President of Retail at Costume SuperCenter, where he focused on growing infrastructure of new e-commerce retail acquisition.
J. Michael Schroeder has been serving as Goodness Growth’s General Counsel, Chief Compliance Officer, and Secretary since July 2018. Mr. Schroeder is an attorney with over 28 years of experience, including six years in law firm practice in New York City area and 22 years in house at four companies. He previously served as General Counsel of two other publicly traded companies. From July 2014 through February 2018, Mr. Schroeder served as General Counsel and Chief Compliance Officer of Deluxe Corporation. Mr. Schroeder has expertise in a wide variety of substantive areas of the law, including corporate structuring and transactions, securities, employment, contracts, real estate, capital markets, intellectual property, international trade, litigation management, dispute resolution, and administrative law, as well as in managing the legal and regulatory compliance functions and teams for several companies. He has also provided corporate secretarial services for each of his private company employers. Mr. Schroeder received a Bachelor of Science degree, magna cum laude, in Business with a concentration in Finance from the University of Colorado at Boulder and a Juris Doctor degree from Duke University. In 2011, Mr. Schroeder filed a bankruptcy petition under Chapter 7 of Title 11 of the United States Bankruptcy Code in connection with his personal guarantee of real estate development projects and the inability to refinance related indebtedness. In June of 2012, the bankruptcy was discharged.
BOARD OF DIRECTORS, COMMITTEES, AND GOVERNANCE
Overview
The Board is committed to sound corporate governance practices, as such practices are both in the interests of Shareholders and help to contribute to effective and efficient decision-making. Under National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines, Goodness Growth is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, Goodness Growth is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act.
The Board is responsible for the oversight of the business and affairs of Goodness Growth. The Board oversees the development of Goodness Growth’s strategic plan and the ability of management to continue to deliver on the corporate objectives.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to Goodness Growth’s officers, external auditors, and external legal counsel.
Board Leadership Structure
Currently, Board believes that it should have the flexibility to periodically determine the leadership structure that is best for Goodness Growth and review such structure to determine whether it continues to serve Goodness Growth and our Shareholders. The Board believes the current leadership structure, with Dr. Kyle E. Kingsley serving as our Chief Executive Officer and as Chair of the Board, provides a well-functioning and effective balance between strong management leadership and appropriate oversight by the independent directors. The Board believes this is the optimal structure to guide Goodness Growth and maintain the focus required to achieve the business goals and grow stockholder value.

Director Independence
The independence of our directors is determined under the Nasdaq listing standards (“Nasdaq Rules”). The Nasdaq Rules include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with Goodness Growth either directly or as a partner, shareholder or officer of an organization that has a relationship with Goodness Growth. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment or which is deemed to be a material relationship under National Instrument 52-110 — Audit Committees (“NI 52-110”).
The Board has determined that five of our seven current directors are independent persons under the Nasdaq Rules and NI 52-110, which is the majority of our Board: Chelsea A. Grayson, Ross M. Hussey, Victor E. Mancebo, Judd T. Nordquist, and Josh Rosen. Dr. Kyle E. Kingsley and Amber H. Shimpa are executive officers of Goodness Growth and are therefore not independent.
The directors who are independent within the meaning of such term under NI 58-101 meet in executive session, without the presence of non-independent directors and members of management, in conjunction with each regularly scheduled meeting of the Board. During 2021, 26 executive sessions were held. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including members of management, being present, on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.
Meetings
In 2021, the Board held 26 meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings, and the N&G Committee held five meetings. Each director attended at least 75% of the meetings during the time he or she served as a member of the Board or a Board committee. Directors who served on the Audit Committee, Compensation Committee, and N&G Committee attended all of the committee meetings held in 2021 on which they served.
Committees of Our Board of Directors
The standing committees of our Board consist of the Audit Committee and the Compensation Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. The following table summarizes the current membership of the Board and each of its committees:
Director Name	Audit Committee	Compensation Committee	N&G Committee
Dr. Kyle E. Kingsley
Chelsea A. Grayson	Member	Member	Chair
Ross M. Hussey		Chair	Member
Victor E. Mancebo	Member	Member	Member
Judd T. Nordquist	Chair
Josh Rosen
Amber H. Shimpa			Member
Our Board has adopted a charter for each of the three standing committees that addresses the composition and responsibilities of each committee. Copies of such materials are available on our website at investors.vireohealth.com/governance/Governance-Documents.
Audit Committee
Pursuant to the Audit Committee’s charter, its functions include assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for

Goodness Growth and the audits of its financial statements, and in ensuring the adequacy and effectiveness of Goodness Growth’s risk management programs.
The Audit Committee currently is comprised of three directors Chelsea A. Grayson, Victor E. Mancebo and Judd T. Nordquist (chair). Each of these directors is independent as contemplated by NI 52-110 and the Nasdaq Rules. An audit committee member is independent if the member meets the requirements of the Nasdaq Rules and has no direct or indirect material relationship with Goodness Growth that could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. The Board has determined that all members of the Audit Committee are financially literate, and that Mr. Nordquist qualifies as an “audit committee financial expert” for purposes of the SEC’s rules.
Compensation Committee
The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation, and retention of senior management and other key employees with the skills and expertise needed to enable Goodness Growth to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. Generally, the Chief Executive Officer, the Chief Administrative Officer, who is also the head of human resources, and the General Counsel participate in meetings of the Compensation Committee at the Compensation Committee’s request to provide relevant background information regarding Goodness Growth’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation Committee utilizes the information provided by management along with input from its independent compensation consultant and the knowledge and experience of the Compensation Committee members in making compensation decisions regarding executive and director compensation.
The Compensation Committee currently is comprised of three independent directors: Chelsea A. Grayson, Ross M. Hussey (chair), and Victor E. Mancebo. Each of these directors is independent as contemplated by NI 52-110 and the Nasdaq Rules.
N&G Committee
The N&G Committee assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of Goodness Growth and the size, structure, and membership of the Board and its committees, as well as making recommendations to the Board with respect to director compensation. The N&G Committee also is responsible for identifying and reviewing the qualifications of prospective nominees for director and recommending the slate of nominees for inclusion in Goodness Growth’s Proxy Statement and management information circular and presentation to the Shareholders at the Meeting. The members of the N&G Committee are Chelsea A. Grayson (chair), Ross M. Hussey, Victor E. Mancebo and Amber H. Shimpa.
Nomination of Directors
In evaluating candidates for nomination to the Board, the N&G Committee may take into consideration such factors and criteria as it deems appropriate, including judgment, skill, integrity, reputation, diversity, business, and other experience and whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. The Board does not have a diversity policy, but the N&G Committee considers diversity as one of the factors when evaluating candidate and the N&G Committee specifically considers the representation of women on the Board.
The N&G Committee also will consider director candidates recommended by Shareholders pursuant to the requirements of the advance notice provisions in the Goodness Articles regarding the nomination of directors of Goodness Growth by a Shareholder. See “Shareholder Proposals for the 2023 Annual Meeting — Shareholder Recommendations for Director Nominations” below for more information.
Board’s Role in Risk Oversight
The role of our Board in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer and the other members of senior management having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees taking an active role in the management of critical business risks and providing oversight of risk management and control processes.
Goodness Growth’s senior management is responsible for reporting to the Board on the principal risks associated with Goodness Growth’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by senior management to the Board at each regularly scheduled Board meeting.
The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management and reviewing the adequacy of Goodness Growth’s internal control over financial reporting. The Compensation Committee has primary responsibility for Goodness Growth’s compensation policies, plans, and practices regarding both executive compensation and the compensation structure generally and in particular, reviews Goodness Growth’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by Goodness Growth’s employees.
Orientation and Continuing Education
All new directors are provided with an initial orientation, commensurate with their previous experience, regarding the nature and operation of Goodness Growth’s business and its strategy and as to the role of the Board and its committees, as well as the legal obligations of a director of Goodness Growth. Directors are periodically updated on these matters.
Board meetings may also include presentations by Goodness Growth’s management and employees to give the directors additional insight into Goodness Growth’s business.
Board and Committee Assessment
The N&G Committee is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees, and the contribution of individual directors. Assessments of the Board and its committees will consider the Board mandate and the applicable committee charter. Assessments of individual directors will consider the position description and skills and competencies applicable to that individual. The N&G Committee will discuss the collective assessment to determine what, if any, actions should be taken to improve effectiveness.
Corporate Governance Guidelines
The Board has adopted the Corporate Governance Guidelines, which are available on Goodness Growth’s website at investors.vireohealth.com/governance/Governance-Documents.
Code of Ethics and Business Conduct
The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive, principal financial, and principal accounting officers. The Code of Ethics and Business Conduct is available on our website at investors.vireohealth.com/governance/Governance-Documents.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee, or other Board committee performing equivalent functions of any entity that has one or more executive officers serving on our Compensation Committee.
Role of Compensation Consultant
The Compensation Committee retained The Bedford Consulting Group Inc. (the “Consultant”) in 2020 and 2021 to assist in evaluating our executive compensation programs and in setting executive officer compensation. During 2021, at the direction of the Compensation Committee, the Consultant assisted the Compensation Committee by providing services, including the following:
•
participating in Compensation Committee meetings, as requested;

•
conducting a comparison of the executive compensation to those of peer companies in the same and adjacent industries;

•
updating the Compensation Committee on evolving compensation trends and best practices; and

•
advising Goodness Growth on the competitiveness of our executive compensation program design and award values.

In order for the Compensation Committee to evaluate our executive compensation, the Consultant supported the Compensation Committee in identifying companies in the cannabis, pharmaceutical and consumer products industries with similar market capitalization, and/or companies with whom we could potentially compete for talent. The Consultant benchmarked our aggregate pay, executive compensation program design and performance to those of these peers.
The Consultant is engaged directly by the Compensation Committee but regularly consulted with management in performing work requested or delegated by the Compensation Committee. The Consultant also performed separate services for management consisting of a review of the compensation and benefits programs for the broader Goodness Growth population for which we expect to pay approximately $25,000. The Compensation Committee approved these other services.
The Compensation Committee has determined that the Consultant is independent and that its work for the Compensation Committee and its work for management in 2021 has not raised any conflicts of interest.
Shareholder Communications with the Board of Directors
Shareholders who wish to communicate with our Board may do so by writing to the Secretary of Goodness Growth at the address of Goodness Growth’s headquarters. Communications that relate to matters that are within the scope of the responsibilities of our Board and its committees are to be forwarded to the Chair of the Board. Communications that relate to matters that are within the responsibility of one of the committees are also to be forwarded to the Chair of the applicable committee. Communications that relate to ordinary business matters that are not within the scope of our Board’s responsibilities, such as customer complaints, will be sent to the appropriate Goodness Growth personnel.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires Goodness Growth’s directors, executive officers, and persons holding more than 10% of any of Subordinate Voting Shares, Multiple Voting Shares or Super Voting Shares to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and Goodness Growth must identify in its Annual Report on Form 10-K those persons who did not file these reports when due. In 2021, there were no late reports.
INFORMATION CONCERNING DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as directors. For information about the compensation of Dr. Kyle E. Kingsley, see the section entitled “Information Concerning Executive Compensation” below.
The director compensation program is intended to provide a total compensation package that enables Goodness Growth to attract and retain qualified and experienced directors and to align our directors’ interests with those of our stockholders by including a substantial portion of their compensation in Goodness Shares. The Compensation Committee makes a recommendation to the N&G Committee regarding director compensation, which the N&G Committee will then approve, modify, or reject. The N&G Committee will then propose such compensation to the Board for approval. The Compensation Committee,

N&G Committee, and the Board consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the directors in determining the level of long-term equity incentive awards to be granted, if any.
For 2021, non-employee director compensation was comprised of an annual cash retainer of $71,000 and equity compensation of $50,000 each of Goodness Options and Goodness RSUs. For 2022, non-employee director compensation will be comprised of an annual cash retainer of $73,000 and equity compensation of $50,000 each of Goodness Options and Goodness RSUs.
The following table reflects the total compensation earned by or paid to our non-employee directors in 2021
Name and Principal Position	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)	Total ($)
Chelsea A. Grayson	71,000	98,683	58,711	228,394
Ross M. Hussey	71,000	37,580	58,711	167,291
Victor E. Mancebo(2)	68,042	37,507	58,711	164,260
Judd T. Nordquist	71,000	87,683	58,711	217,394
Josh Rosen(3)	27,204	25,000	29,320	81,524

(1)
The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. The assumptions used in calculating the valuations are set forth in Note 19 to the Goodness Growth Audited Financial Statements in the Goodness Growth AIF. At December 31, 2021 the directors had the following Goodness Options outstanding: Ms. Grayson and Mr. Nordquist each held 308,189 vested Goodness Options and 39,300 Goodness Options that vested in full on June 11, 2022; Mr. Hussey held 72,049 unvested Goodness Options that vested in full on June 11, 2022; Mr. Mancebo held 6,550 Goodness Options that vested in full on June 11, 2022; and Mr. Rosen did not hold any Goodness Options.

(2)
Mr. Mancebo joined the Board in January 2021 and received pro-rated 2021 cash and equity compensation.

(3)
Mr. Rosen was appointed to the Board on August 12, 2021 and received pro-rated 2021 cash and equity compensation.

INFORMATION CONCERNING EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of Goodness Growth. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how Goodness Growth’s compensation program is structured for its Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”).
Compensation Governance
The Board has not adopted any formal policies or procedures to determine the compensation of our directors or executive officers. The compensation of the directors and executive officers making over $200,000 per year is determined by the Board, based on the recommendations of the Compensation Committee. Recommendations of the Compensation Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data.
The Compensation Committee currently consists of three directors: Ross M. Hussey, chair. Chelsea A. Grayson and Victor E. Mancebo, all of whom are independent. For details regarding the experience of the members of the Compensation Committee, see “Directors and Executive Officers” and “Board of Directors, Committees, and Governance.”
The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for recommending to the Board compensation levels for directors, recommending compensation levels, perquisites and supplemental benefits for the executive officers. In addition, the Compensation Committee is charged with reviewing Goodness Growth’s equity incentive plans, including the Equity Incentive Plans, and proposing changes thereto and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is responsible for approving any equity or incentive awards under the 2019 Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers, and for overseeing our Board annual self-evaluation process.
The Compensation Committee endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of our shareholders. In addition, the Compensation Committee reviews our annual disclosure regarding executive compensation for inclusion where appropriate in our disclosure documents.
Elements of Compensation
Base Salary
Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive, and overall performance and the time which the executive officer is required to devote to Goodness Growth in fulfilling his or her responsibilities.
Long-Term Equity Incentive Awards
Long-term incentives are intended to align the interests of Goodness Growth’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of Goodness Options, stock appreciation rights (“SARs”), restricted stock (“Goodness RS Awards”) and Goodness RSUs to be granted, if any, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size, in the same business as Goodness Growth. The Compensation Committee and the Board also consider previous grants of Goodness Options and the overall number of Goodness Options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Goodness Options, SARs, Goodness RS Awards or Goodness RSUs and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience, and level of commitment of the executive officer in determining the level of long-term equity incentive awards.
Equity Compensation Plans
The following table sets forth, as of December 31, 2021, securities authorized for issuance under each of the Goodness Growth 2018 Equity Incentive Plan (the “2018 Plan”) and the 2019 Plan. All outstanding Goodness Options under the 2018 Plan, as well as all outstanding compensation warrants, settle in Subordinate Voting Shares of Vireo. Outstanding Goodness Options under the 2019 Plan settle in either Subordinate Voting Shares or Multiple Voting Shares, at Goodness Growth’s option. Figures below are presented on an as-converted basis.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	7,205,496	$1.14	5,605,637
Equity compensation plans not approved by security holders	16,020,842	$0.30	—
Total	23,226,338	$0.47	5,605,637
In January 2019, Goodness Growth adopted the 2019 Plan, which was approved by Shareholders. Subject to adjustment provisions as provided in the 2019 Plan, the maximum number of Subordinate Voting Shares that may be issued under the 2019 Plan is equal to 10% of the number of issued and outstanding Subordinate Voting Shares from time to time, on an as converted to Subordinate Voting Shares basis. No future awards will be made under the 2018 Plan. Awards under the 2019 Plan may be made in any form permitted under the 2019 Plan, in any combinations approved by the Board. For the purposes of this report, the term “as converted to Subordinate Voting Shares basis” includes the conversion of the Multiple Voting Shares and Super Voting Shares into Subordinate Voting Shares.
Summary Compensation Table
The following table sets forth all compensation paid to or earned by the NEOs during the years 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Dr. Kyle E. Kingsley Chief Executive Officer	2021	360,000	—	176	360,176
	2020	295,269	—	176	295,445
John A. Heller Chief Financial Officer	2021	300,000	—	176	300,176
	2020	133,333	827,249	176	960,758
Christian Gonzalez Chief Operating Officer	2021	250,000	—	176	250,176
	2020	217,150	486,783	—	703,933

(1)
Consists of life insurance premiums paid on the executive’s behalf.

Employment Agreements
Dr. Kyle Kingsley:   On December 28, 2020, Dr. Kingsley entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Dr. Kingsley as Goodness Growth’s Chief Executive Officer. The initial term of the agreement is for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Dr. Kingsley’s agreement, Goodness Growth has agreed to pay Dr. Kingsley an annual base salary of $360,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by the Board. On February 2, 2022, Dr. Kingsley and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 100% of his annual base salary on the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason, and (iii) amended the severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum payment equal to 200% of his annual base salary in place at the time.
John A. Heller:   On December 1, 2020, John A. Heller entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Mr. Heller as Goodness Growth’s Chief Financial Officer. The initial term of the agreement was for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Mr. Heller’s agreement, Goodness Growth has agreed to pay Mr. Heller an annual base salary of $300,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by Goodness Growth’s Chief Executive Officer. On February 2, 2022, Mr. Heller and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason.
Christian Gonzalez:   On December 1, 2020, Christian Gonzalez entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Mr. Gonzalez as Goodness Growth’s Chief Operating Officer. The initial term of the agreement was for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Mr. Gonzalez’s agreement, Goodness Growth has agreed to pay Mr. Gonzalez an annual base salary of $250,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by Goodness Growth’s Chief Executive Officer. On February 2, 2022, Mr. Gonzalez and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason.
Exercise of Compensation Securities by NEOs and Directors
During the fiscal year ended December 31, 2021 no compensation securities were exercised by any NEO or director of Goodness Growth.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information about outstanding equity awards for the NEOs as of December 31, 2021.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Kyle E. Kingsley	5,063,315	37,506(1)	—	$0.33	May 1, 2023
John A. Heller	410,919	904,022(2)	—	$0.77	September 10, 2030
Christian Gonzalez	125,000	375,000(3)	—	$1.19	November 29, 2030
	150,000	150,000(4)	—	$1.13	December 2, 2029
	112,518	37,506(5)	—	$0.33	December 21, 2028
	70,324	4,688(1)	—	$0.33	May 1, 2028

(1)
Goodness Options vest quarterly in equal amounts, with the final tranche vesting on March 31, 2022.

(2)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on September 30, 2024.

(3)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2024.

(4)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2023.

(5)
Goodness Options vest quarterly in equal amounts, with the final tranche vesting on December 31, 2022.

Retirement Benefit Plans
Goodness Growth did not offer any retirement benefit plans in 2021.
Termination and Change in Control Benefits
Employment Agreements
As described in more detail above, Goodness Growth entered into employment agreements with Messrs. Kingsley, Heller, and Gonzalez in December 2020, which were amended on February 2, 2022. The following describes the benefits to which each of these executives is entitled under his employment agreement upon certain events. Under their respective agreements, none of the NEOs is eligible for any post-termination benefits in the event of termination for cause or without good reason or due to his retirement, death, or disability.
Upon a termination without Cause or for Good Reason before any Change in Control (each as defined below), the NEO would be entitled to: (i) severance equal to 50% of his annualized base salary payable in equal installments over the 12 month period following termination and (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he were still an employee, through the earliest of: 6 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law.
Upon a termination without Cause or for Good Reason within 12 months after a Change in Control, the NEO would be entitled to: (i) severance equal to 50% of his annualized base salary payable in a lump sum, (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he were still an employee, through the earliest of: 12 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law, and (iii) up to $10,000 for outplacement services within 12 months of termination.
If the NEO’s employment is terminated without Cause or for Good Reason, and a Change in Control occurs (i) within 6 months after his termination date or (ii) within 1 year after his termination date, pursuant to an agreement executed within 60 days after his termination date, he is entitled to an additional cash payment equal to 50% of his annualized base salary in a lump sum payment no later than 10 days after the Change in Control.
In addition, (i) each NEO will receive a retention bonus equal to 50% (100% in the case of Mr. Kingsley) of his annual base salary on the closing date of a change in control transaction, such as the Arrangement, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreements) or by him without good reason (as defined in the employment agreements), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, such as the Arrangement. In addition, Dr. Kingsley’s amending agreement amended the severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum payment equal to 200% of his annual base salary in place at the time.
For purposes of the employment agreements, “Cause” means (a) the employee’s material failure to perform his job duties competently as reasonably determined by the Board, which is not cured within 15 days of notice; (b) gross misconduct by the employee which the Board reasonably determines is (or will be if continued) demonstrably and materially damaging to Goodness Growth; (c) fraud, misappropriation, or embezzlement by the employee; (d) an act or acts of dishonesty by the employee and intended to result in gain or personal enrichment of the employee at the expense of Goodness Growth; (e) the employee’s conviction of or plea of nolo contendere to a felony regardless of whether involving Goodness Growth and whether or not committed during the course of his employment, other than with respect to any criminal penalties related to the illegality of possessing or using Marijuana under the Controlled Substance Act, 21 U.S.C. Section 812(b); (f) his violation of Goodness Growth’s Code of Conduct, Employee Handbook or other material written policy, as reasonably determined by the Board, which is not cured within 15 days of notice; or (g) the employee’s material breach of his employment agreement or the Restrictive Covenants Agreement.
For purposes of the employment agreements, “Good Reason” means the initial occurrence of any of the following events without the employee’s consent: (a) a material diminution in the employee’s responsibilities, authority or duties or a change in his title; (b) a material diminution in the employee’s salary, other than a general reduction in base salaries that affects all similarly situated Goodness Growth employees in substantially the same proportions; (c) a relocation of the employee’s principal place of employment to a location more than 50 miles from Goodness Growth’s headquarters in Minneapolis, Minnesota; or (d) the material breach of his employment agreement by Goodness Growth; provided, however, that “Good Reason” does not exist unless the employee first provides written notice to Goodness Growth within 30 days of the condition’s occurrence, such occurrence is not cured by Goodness Growth within 30 days of receipt of such notice, and the employee’s termination date occurs within 90 days of the initial occurrence of the condition.
For purposes of the employment agreements and the Equity Incentive Plans, “Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of Goodness Growth. A change in the ownership of Goodness Growth which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of Goodness Growth that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of Goodness Growth, except that any change in the ownership of the stock of Goodness Growth as a result of a private financing of Goodness Growth that is approved by the Board will not be considered a Change in Control.

(ii)
Change in Effective Control of Goodness Growth. If Goodness Growth has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of Goodness Growth which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of Goodness Growth, the acquisition of additional control of Goodness Growth by the same Person will not be considered a Change in Control.

(iii)
Change in Ownership of a Substantial Portion of Goodness Growth’s Assets. A change in the ownership of a substantial portion of Goodness Growth’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from Goodness Growth that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Goodness Growth immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of Goodness Growth, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)
Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with Goodness Growth.

(v)
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi)
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of Goodness Growth’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held Goodness Growth’s securities immediately before such transaction.

Equity Incentive Plan
Death or Disability
In the event of the termination of a participant’s employment due to death or disability, the participant’s vested Goodness Options will remain exercisable for six months after the termination date and unvested Goodness Options will be terminated. Goodness Options unexercised during that time period will be terminated.
Change in Control
In the event of a merger of Goodness Growth with or into another corporation or other entity or a Change in Control (as defined above), each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph) without a participant’s consent, including, without limitation, that (A) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by Goodness Growth without payment), or (II) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the foregoing actions, the administrator does not have to treat all awards, all awards held by a participant, or all awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding Goodness Options, including those not otherwise vested or exercisable, and the Goodness Options will be exercisable for a period of time determined by the administrator.
An award will be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Goodness Share subject to the award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Subordinate Voting Shares for each Goodness Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Goodness Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of a Goodness Option for each Goodness Share subject to such award, to be solely common shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Subordinate Voting Shares in the merger or Change in Control.
Notwithstanding the language in the equity plans, pursuant to the aforementioned employment agreements, previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, such as the Arrangement.
Other Termination
For any other termination of employment, vested Goodness Options remain exercisable for 30 days after the termination date and any unvested Goodness Options and vested Goodness Options not exercised during this time period will be terminated.
BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth the beneficial ownership of Goodness Growth’s Shares as of April 27, 2022 for (i) each member of the Board, (ii) each NEO, (iii) each person known to Goodness Growth to be the beneficial owner of more than 5% of Goodness Growth’s securities, and (iv) the directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities of which a person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, each beneficial owner listed in the table has sole voting and investment power with regard to the Goodness Shares owned by such person. The ownership percentages are based on the following Goodness Shares outstanding at the close of business on April 27, 2022: 84,111,628 Subordinate Voting Shares, 374,586 Multiple Voting Shares, and 65,411 Super Voting Shares.

	Subordinate Voting Shares		Multiple Voting Shares		Super Voting Shares		Total(1)		Voting(2)
Name and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Dumont Global LP(3)	4,545,000	5.4%	—	—	—	—	4,545,000	3.5%	2.4%
NEOs and Directors
Dr. Kyle E. Kingsley(4)	5,100,821(3)	6.1%	—	—	65,411	100%	11,641,921	9.1%	37.7%
John A. Heller(4)	575,287	*	—	—	—	—	575,287	*	*
Christian Gonzalez(4)	581,283	*	—	—	—	—	581,283	*	*
Chelsea A. Grayson(4)	347,489	*	—	—	—	—	347,489	*	*
Ross M. Hussey	72,049(3)	—	16,803	4.5%	—	—	1,752,349	1.4%	*
Victor E. Mancebo(4)	6,550	—	—	—	—	—	6,550	*	*
Judd T. Nordquist	347,489(3)	*	845	*	—	—	431,989	*	*
Josh Rosen(5)	750,014	*	—	—	—	—	750,014	*	*
Amber H. Shimpa(6)	2,933,998	3.5%	8,521	2.3%	—	—	3,786,098	3.0%	2.0%
Directors and executive officers as a group (13 persons)(7)	13,935,673	16.6%	26,169	7.0%	65,411	100%	23,093,673	18.0%	43.8%

*
Less than 1%.

(1)
Total share values are on an as-converted to Subordinate Voting Share basis.

(2)
The voting percentages differ from the total capital stock percentages because our classes of securities have different voting rights and because the total capital stock numbers for each person reflect their beneficial ownership assuming they converted and exercised all shares that are convertible or exercisable within 60 days of April 27, 2022. Super Voting Shares have 1,000 votes per share and are convertible to 100 Subordinate Voting Shares. Multiple Voting Shares have 100 votes per share and are convertible to 100 Subordinate Voting Shares. Subordinate Voting Shares have one vote per share.

(3)
Dumont Global LP has shared voting and dispositive power with Dumont Fund Partners LLC, Dumont Master Fund LP, and Chris Yetter. Dumont Global LP’s address is 215 Park Avenue South, 11th Floor, New York, NY 10003.

(4)
Reflects Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 27, 2022.

(5)
Includes 730,014 Subordinate Voting Shares owned by Bengal Catalyst Fund LP. As Managing Partner of Bengal Capital, Mr. Rosen has shared voting control over these shares.

(6)
Includes 2,910,468 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 27, 2022.

(7)
Includes 13,162,129 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of April 27, 2022.

FINANCIAL STATEMENTS
The Goodness Growth Audited Financial Statements will be placed before the Meeting.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Aggregate Indebtedness
There is no indebtedness outstanding of any current or former director, executive officer or employee of Goodness Growth or any of its subsidiaries which is owing to Goodness Growth or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
Indebtedness of Directors and Executive Officers Under (1) Securities Purchase and (2) Other Programs
No individual is, or at any time during the most recently completed financial year of Goodness Growth was, a director or executive officer of Goodness Growth, and no proposed nominee for election as a director of Goodness Growth, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, indebted to Goodness Growth or any of its subsidiaries, or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries.
PROPOSAL 4: APPOINTMENT OF AUDITORS
The Audit Committee has recommended to the Board that Davidson & Company LLP be nominated for appointment by the Shareholders to serve as Goodness Growth’s independent auditors, to audit the consolidated financial statements of Goodness Growth as of and for the fiscal year ending December 31, 2022. Davidson & Company LLP was first appointed in March 2019.
All audit and non-audit services provided by Davidson & Company LLP to Goodness Growth and its subsidiaries in fiscal years 2021 and 2020 are described below under “Auditor Fees.” All fees and services described under “Auditor Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with Davidson & Company LLP, subject to the approval of the Board. Davidson & Company LLP has advised Goodness Growth that it is “independent” of Goodness Growth within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board. Representatives of Davidson & Company LLP will be present at the Meeting and will have the opportunity to make a statement.
Goodness Growth is asking Shareholders to appoint Davidson & Company LLP to serve as Goodness Growth’s independent registered public accounting firm for ensuing year and to authorize the Board to fix their remuneration (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the earlier of the Effective Time and the end of the year’s audit). If the Shareholders do not appoint Davidson & Company LLP, Davidson & Company LLP will continue to hold office until a successor auditor is appointed.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS GOODNESS GROWTH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.
Pre-Approval Policies and Procedures
The Audit Committee charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Certain minimal non-audit services may be approved by the Chair of the Audit Committee on behalf of the committee in accordance with the requirements of NI 52-110. All other non-audit services must be approved by the Audit Committee as a whole.
Reliance on Certain Exemptions
At no time has Goodness Growth relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.
Goodness Growth is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in Section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).

Audit Committee Oversight
At no time since the commencement of Goodness Growth’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.
AUDITOR FEES
The Audit Committee charter requires the pre-approval of any and all audit services and permissible non-audit services to be performed by Goodness Growth’s independent public accounting firm. All fees and services described in the table below were pre-approved by the Audit Committee. The aggregate fees billed for professional services provided by Davidson & Company LLP for the fiscal years ended December 31, 2021 and 2020 are as follows:
	2021	2020
Audit Fees	$718,120	$428,140
Audit-Related Fees(1)	$—	$175,364
Tax Fees(2)	$28,622	$28,489
All Other Fees	—	—
Total	$746,742	$641,993

(1)
Includes fees for services related to the review of our SEC Registration Statement on Form 10.

(2)
Includes fees for services related to preparing and filing Form T1134 Information Return Relating to Controlled and Not Controlled Foreign Affiliates of Goodness Growth and the T2 Corporation Income Tax Return together with related schedules.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the Goodness Growth Audited Financial Statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
The Audit Committee reviewed with Davidson & Company LLP, who is responsible for expressing an opinion on the conformity of the Goodness Growth Audited Financial Statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the consolidated financial statements discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received from and discussed with Davidson & Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Davidson & Company LLP’s provision of non-audit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Davidson & Company LLP the overall scope and plans for the audit. The Audit Committee meets periodically, and at least quarterly, with Davidson & Company LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the Goodness Growth Audited Financial Statements in the Goodness Growth AIF for filing on SEDAR and on EDGAR.
Submitted by the Audit Committee
Judd T. Nordquist (Chair), Chelsea A. Grayson and Victor E. Mancebo.
OTHER BUSINESS
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
STATEMENT OF RIGHTS
Securities legislation in the provinces and territories of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.
SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
If the Arrangement is completed prior to the date of the Goodness Growth 2023 annual meeting of shareholders, this section will cease to be applicable, as Goodness Growth will cease to be a reporting issuer and the Goodness Shares will be deregistered under the Exchange Act, delisted from the CSE and removed from quotation on the OTCQX.
Goodness Growth is currently subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2023 annual meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Secretary of Goodness Growth on or before [•], 2023 (which is 120 calendar days before the anniversary of the date this Circular was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or VIF relating to that meeting. In the event that we hold our 2023 annual meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders.
A Shareholder also may nominate a person for election as a director of Goodness Growth at an annual meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the BCBCA by complying with the procedures set forth in the Advance Notice of the Goodness Articles.
Shareholder Recommendations for Director Nominations
The Goodness Articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of Goodness Growth by a Shareholder (who must also meet certain qualifications outlined in the Goodness Articles) (the “Nominating Shareholder”) at any annual meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provision”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Goodness Articles which are available on Goodness Growth’s website at investors.vireohealth.com/governance/governance-documents.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Secretary of Goodness Growth at the principal executive offices of Goodness Growth. To be timely, a Nominating Shareholder’s notice to the Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Goodness Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the by-laws and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.
INTEREST OF EXPERTS
The following persons and companies have prepared certain sections of this Circular and/or Appendices attached hereto as described below.
Name of Expert	Nature of Relationship
Hyperion(1)	Authors responsible for the preparation of the Hyperion Fairness Opinion
Cormark(1)	Authors responsible for the preparation of the Cormark Fairness Opinion
Davidson & Company LLP	Auditors of Goodness Growth

Note:
(1)
To the knowledge of Goodness Growth, neither of Hyperion or Cormark (or any of the designated professionals of either of them) held securities representing more than 1% of all issued and outstanding Goodness Shares as at the date of the statement, report or valuation in question, and none of the persons above is or is expected to be elected, appointed or employed as a director, officer or employee of Goodness Growth or of any associate or affiliate of Goodness Growth.

HOUSEHOLDING OF MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple Shareholders in your household. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Secretary of Goodness Growth.
AUDITORS, REGISTRAR AND TRANSFER AGENT
The auditors of Goodness Growth are Davidson & Company LLP at its offices in Vancouver, British Columbia. The registrar and transfer agent for the Goodness Shares is Odyssey Transfer Inc. and Odyssey, respectively, at their offices in Vancouver, British Columbia.
INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described herein, to the knowledge of Goodness Growth, no “informed person,” proposed director, or any associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since January 1, 2021 or in any proposed transaction that has materially affected or would materially affect Goodness Growth or any of its subsidiaries. An “informed person” means, among others, (i) a director or executive officer of Goodness Growth or of a subsidiary of Goodness Growth, (ii) any person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of Goodness Growth other than voting securities held by the person or company as underwriter in the course of a distribution, and (iii) a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than as set forth herein, management of Goodness Growth is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of Goodness Growth at any time since the beginning of Goodness Growth’s last financial year or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.
DIVIDENDS
As of the date of this Circular, Goodness Growth had not declared dividends on the Goodness Shares and had no intention to declare dividends on the Goodness Shares in the immediate or foreseeable future.
DISTRIBUTION OF CERTAIN DOCUMENTS
This Circular and the Goodness Growth AIF are available at investors.vireohealth.com/financials/regulatory-filings.
The Goodness Growth AIF is being made available with this Circular to Shareholders. Shareholders are referred to the Goodness Growth AIF, including the Goodness Growth Financial Statements and related Goodness Growth MD&A, for financial and other information about us.
We are required to file annual, quarterly, and current reports; proxy statements; and other reports with the SEC. Copies of these filings are available through our website at investors.vireohealth.com/financials/regulatory-filings, and under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov. We will furnish copies of our filings (without exhibits), including this Circular and the Goodness Growth AIF, without charge to any Shareholder upon request to Investor Relations at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, or by e-mail request to samgibbons@vireohealth.com.
APPROVAL OF BOARD
The contents of this Circular and the sending thereof to each director of Goodness Growth, each Shareholder entitled to Notice of Meeting to which this Circular relates and to the auditors of Goodness Growth has been approved by the Board.
DATED [•], 2022.
BY ORDER OF THE BOARD
/s/ Dr. Kyle E. Kingsley

Name: Dr. Kyle E. Kingsley
Title: Chief Executive Officer and Chair of the Board

APPENDIX “A” — ARRANGEMENT RESOLUTION
1.
The arrangement (the “Arrangement”) pursuant to Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Goodness Growth Holdings, Inc. (the “Company”), pursuant to the arrangement agreement between the Company and Verano Holdings Corp. dated January 31, 2022, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), as more particularly described and set forth in the management information circular of the Company dated [•], 2022 (the “Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

2.
The plan of arrangement of the Company, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms (the “Plan of Arrangement”), the full text of which is set out as Appendix A to the Circular, is hereby authorized, approved and adopted.

3.
The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

4.
The: (i) Arrangement Agreement and all the transactions contemplated therein; (ii) actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement; and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Company (the “Company Shareholders”) or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered, at their discretion, without further notice to or approval of the Company Shareholders: (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by their terms; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to make an application to the Court for an order approving the Arrangement and to execute, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such other documents.

7.
Any officer or director of the Company is hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of any such other document or instrument or the doing of any such other act or thing.

A-1

APPENDIX “B” — ARRANGEMENT AGREEMENT
VERANO HOLDINGS CORP.
and
GOODNESS GROWTH HOLDINGS, INC.

ARRANGEMENT AGREEMENT

JANUARY 31, 2022

B-i

SCHEDULES
SCHEDULE A	FORM OF PLAN OF ARRANGEMENT
SCHEDULE B	ARRANGEMENT RESOLUTION
SCHEDULE C	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
SCHEDULE D	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

B-ii

ARRANGEMENT AGREEMENT
THIS AGREEMENT is dated as of January 31, 2022,
BETWEEN:
VERANO HOLDINGS CORP., a corporation existing under the laws of the Province of British Columbia
(the “Purchaser”)
- and -
GOODNESS GROWTH HOLDINGS, INC., a corporation existing under the laws of the Province of British Columbia
(the “Company”)
1
CONTEXT:

A.
The Purchaser and the Company wish to propose an arrangement involving the acquisition by the Purchaser of, among other things, all of the issued and outstanding Company Shares pursuant to the Arrangement, as provided in this Agreement;

B.
The Company Board has unanimously determined, after receiving financial and legal advice, that the Consideration to be received by the Company Shareholders is fair from a financial point of view and that the Arrangement is in the best interests of the Company, and the Company Board has unanimously resolved to recommend that the Company Shareholders vote in favour of the Arrangement Resolution, all subject to the terms and conditions contained in this Agreement;

C.
As a material inducement and condition to Purchaser entering into this Agreement, certain Company Shareholders have entered into Support and Voting Agreements pursuant to which such Company Shareholders have agreed, subject to the terms and conditions of such Support and Voting Agreements, to vote all of the Company Shares held by them in favour of the Arrangement Resolution; and

D.
It is intended that, for U.S. federal income tax purposes, (a) the Arrangement shall qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, and (b) this Agreement, together with the Plan of Arrangement, shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g).

THEREFORE, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1   Definitions
In this Agreement, the following terms have the following meanings:
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons (other than the Purchaser and/or one or more of its wholly-owned Subsidiaries), after the date of this Agreement relating to:
(a)
any sale or disposition (or any license, lease, long-term supply agreement or other arrangement, agreement or understanding having the same economic effect as a sale or disposition), direct or indirect, of assets (including voting, equity or other securities of Subsidiaries) or joint venture, partnership or similar transaction representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries, or of 20% or more of the voting or equity securities (or rights or interests in such voting or equity securities) of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, represent 20% or more of the consolidated assets of the Company and its Subsidiaries;
(b)
any take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or having the right to acquire 20% or more of any class of voting or equity securities of the Company on a fully diluted basis;

(c)
any direct or indirect acquisition, plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving the Company or any of its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of the voting or equity securities of the Company or any of its Subsidiaries or of the surviving entity or the resulting direct or indirect parent of the surviving entity; or

(d)
any other similar transaction or series of transactions involving the Company or any of its Subsidiaries.

“Agreement” means this arrangement agreement, together with the Schedules attached hereto and the Company Disclosure Letter and the Purchaser Disclosure Letter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Antitrust Approvals” means all applicable filings pursuant to the HSR Act shall have been made and all applicable waiting periods (and extensions thereof) shall have expired or been terminated and all Regulatory Approvals with respect to Antitrust Laws shall have been received (or, for purposes of this Agreement, been deemed to have been received by virtue of the expiration or termination of any applicable waiting period).
“Antitrust Laws” means the HSR Act or any other applicable antitrust, monopolization or unfair competition Laws or regulations.
“Applicable U.S. State Laws” means the Laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, or related substances or products containing or relating to the same, of any States, territories or jurisdictions of the United States to which the Company is subject, including the States of Arizona, Maryland, Massachusetts, Minnesota, Nevada, New Mexico and New York and the Commonwealth of Puerto Rico, including the following laws:
(i)
the Arizona Medical Marijuana Act, Ariz. Rev. Stat. §§36-2801 to 36-2821, the Smart and Safe Arizona Act, and the rules and regulations adopted by the Arizona Department of Health Services;

(ii)
the Natalie M. Laprade Medical Marijuana Commission Act, Md. Code, Health-Gen. §§13-3301 to 13-3316, COMAR Title 10 Subtitle 62, and the rules, bulletins and regulations adopted by the Maryland Medical Cannabis Commission;

(iii)
Medical Use of Marijuana Act, Mass. Gen. Laws, ch. 94I, §§1 to 8, Regulation Of The Use And Distribution Of Marijuana Not Medically Prescribed Act, Mass. Gen. Laws, ch. 94G, § 7, 935 CMR 501.001 to 501.900, and the rules and regulations adopted by the Massachusetts Cannabis Control Commission;

(iv)
the THC Therapeutic Research Act, Minn. Stat. §§ 152.21 to 152.37, Minnesota Administrative Rules Chapter 4770, and the rules and regulations adopted by the Minnesota Office of Medical Cannabis;

(v)
the Medical Use of Marijuana, Nev. Rev. Stat. §§ 453A.010 to 453A.170 and 453A.320 to 453A.370, Regulation and Taxation of Marijuana, Nev. Rev. Stat. §§453D.010 to 453D.600, Title 56 Nevada Revised Statutes 678A-678D, Nevada Cannabis Compliance Regulations (NCCR), and the rules and regulations adopted by the Nevada Cannabis Compliance Board;

(vi)
the Lynn and Erin Compassionate Use Act, N.M. Stat. §§ 26-2B-1 to 26-2B- 7, Cannabis Regulation Act, New Mexico Session Laws, Laws 2021, 1st Spec. Sess. 2021, ch. 4, 16.8.1 NMAC, 16.8.2 NMAC, 16.8.8 NMAC, 16.8.11 NMAC, and the rules and regulations adopted by the New Mexico Cannabis Control Division;

(vii)
the Cannabis Law, N.Y. Cannabis Law §§1 to 139, Compassionate Care Act, Title 10 Section 1005.3 related to cannabinoid hemp retailer licensing, and the rules and regulations adopted by the New York Office of Cannabis Management; and

(viii)
the Act to Manage the Study, Development and Investigation of Cannabis for Innovation, and Applicable Norms and Limitations, Act 42, and the rules and regulations adopted by the Puerto Rico Medical Cannabis Regulatory Board.

“Approval Limitation” has the meaning specified in Section 4.3(2).
“Arrangement” means an arrangement pursuant to Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms and conditions of this Agreement, the Plan of Arrangement or at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Arrangement Filings” means the records and information required to be provided to the Registrar under Section 292(a) of the BCBCA in respect of the Arrangement, if any, together with a copy of the Final Order.
“Arrangement Resolution” means the special resolution of the Company Shareholders approving the Arrangement to be considered, and, if thought advisable, passed by the Company Shareholders at the Company Meeting, substantially in the form of Schedule B.
“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder.
“Breaching Party” has the meaning specified in Section 4.8(3).
“Budget” means, collectively, the capital expenditure budgets set out in Section 4.1(1) of the Company Disclosure Letter.
“Business Day” means any day (other than a Saturday, a Sunday, a Canadian or U.S. statutory or civic holiday or, for the purpose of the Final Order, a date the courts in Vancouver, British Columbia would not hear the application for the Final Order) on which commercial banks located in Vancouver, British Columbia and Chicago, Illinois are open for the conduct of business.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.
“Change in Recommendation” has the meaning specified in Section 7.2(1)(d)(ii).
“Closing” has the meaning specified in Section 2.8(3).
“Closing Date” has the meaning specified in Section 2.8(3).
“Closing Regulatory Approval” means the Regulatory Approvals required to consummate the transactions contemplated by the Arrangement Agreement pursuant to Applicable U.S. State Law in the State of New York.
“Company” has the meaning specified in the preamble.
“Company Assets” means all tangible and intangible assets, properties, Permits, rights or other privileges (whether contractual or otherwise) owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all licenses and approvals issued under Applicable U.S. State

Laws, vendor lists, customer lists, intellectual property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, of the Company and its Subsidiaries.
“Company Board” means the board of directors of the Company as constituted from time to time.
“Company Board Recommendation” has the meaning specified in Section 2.4(2).
“Company Business” means the business of the Company and/or its Subsidiaries.
“Company Circular” means the notice of the Company Meeting and accompanying proxy statement, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement, to be sent to the Company security holders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, including the Preliminary Company Circular and the Definitive Company Circular.
“Company Data Room” means the material contained in the virtual data room established by the Company as at 5:00 p.m. (Eastern time) at the close of business on the Business Day prior to the date hereof.
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Company to the Purchaser with this Agreement.
“Company Employees” means all officers and employees of the Company and its Subsidiaries.
“Company Equity Incentive Plans” means, collectively, the Vireo Health, Inc. 2018 Equity Incentive Plan and the Vireo Health International, Inc. 2019 Equity Incentive Plan.
“Company Filings” means all documents of the Company publicly filed under the profile of the Company on SEDAR and EDGAR since March 18, 2019.
“Company Financial Statements” has the meaning ascribed thereto in Section 1.1(k) of Schedule C.
“Company Leased Premises” means any premises of the Company or any Subsidiary and which the Company or any Subsidiary occupies, leases or uses, as more particularly described in Section 1.1(w) of the Company Disclosure Letter.
“Company Meeting” means the special meeting of the Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser.
“Company Multiple Voting Shares” means the shares of the Company designated as multiple voting shares, each entitling the holder thereof to 100 votes per share at meetings of the Company Shareholders.
“Company MVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Company Multiple Voting Shares in the Company’s articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Company Multiple Voting Shares, expressed as the number of Company Subordinate Voting Shares for each Company Multiple Voting Share, which Conversion Ratio as of the effective date of this Agreement is 100.
“Company MVS Warrants” means the outstanding warrants to purchase Company Multiple Voting Shares issued under the warrant certificates (as may have been re- registered from time to time) dated March 18, 2019 and September 11, 2019.
“Company Options” means the outstanding options to purchase Company Subordinate Voting Shares or Company Multiple Voting Shares, as applicable, issued pursuant to the Company Equity Incentive Plans.
“Company Owned Real Property” means all real and immoveable property, buildings and facilities owned by the Company or its Subsidiaries or for which the Company or any of its Subsidiaries has a purchase option, right of first refusal, purchase obligation or any other purchase right or obligation, as more particularly set out at Section 1.1(x) of the Company Disclosure Letter.

“Company RSUs” means the restricted share units for Company Subordinate Voting Shares or Company Multiple Voting Shares, as applicable, issued pursuant to the Company Equity Incentive Plans.
“Company Shareholders” means the registered or beneficial holders of Company Shares, as the context requires.
“Company Shares” means, collectively, the Company Subordinate Voting Shares, the Company Multiple Voting Shares and the Company Super Voting Shares.
“Company Subordinate Voting Shares” means the shares of the Company designated as subordinate voting shares, each entitling the holder thereof to one vote per share at meetings of the Company Shareholders.
“Company Super Voting Shares” means the shares of the Company designated as super voting shares, each entitling the holder thereof to 1,000 votes per share at meetings of the Company Shareholders.
“Company SVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Company Super Voting Shares in the Company’s articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Company Super Voting Shares, expressed as the number of Company Multiple Voting Shares for each Company Super Voting Share, which Conversion Ratio as of the effective date of this Agreement is 100.
“Company SVS Warrants” means the outstanding warrants to purchase Company Subordinate Voting Shares issued under the warrant certificates (as may have been re-registered from time to time) dated March 25, 2021.
“Company Warrants” means collectively, the Company MVS Warrants and the Company SVS Warrants.
“Confidentiality Agreement” means the mutual confidentiality and non-disclosure agreement dated October 27, 2021 between the Company and the Purchaser.
“Consideration” means, collectively, the Share Consideration, the MVS Consideration and the SVS Consideration.
“Consideration Shares” means the Purchaser Shares to be issued as the Consideration pursuant to the Arrangement.
“Constating Documents” means articles, articles of incorporation, amalgamation, continuation, certificate of formation, articles of formation, by-laws, limited liability company agreements, partnership agreements and all amendments to any such governance documents, as applicable.
“Contract” means any written binding agreement, arrangement, commitment, engagement, contract, franchise, license, lease, obligation, note, bond, mortgage, indenture, undertaking, joint venture or other obligation.
“Court” means the Supreme Court of British Columbia.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, return to work, employment, human resources, customer/vendor engagement, real property and leased real property management, or any other law, order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including the CARES Act.
“Credit Agreement” means the Credit Agreement by and among the Company and certain of its Subsidiaries, as borrowers, the Persons from time to time party thereto as guarantors, the lenders from time to time party thereto and Chicago Atlantic Admin, LLC, as administrative agent and collateral agent, dated as of March 25, 2021, as amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021, that certain Second Amendment to Credit Agreement dated as of November 18, 2021, and as amended by that certain Third Amendment to Credit Agreement dated as of the date hereof.
“Current Interest Amount” means the 10% base interest rate on the Incremental Principal Amount.
“Current Principal Amount Outstanding” means the principal amount outstanding under the Credit Agreement on the date hereof.
“Definitive Company Circular” means the definitive Company Circular filed with the SEC on EDGAR.
“Depositary” means Odyssey Trust Company or such Person as the Parties may agree in writing, each acting reasonably.
“Dissent Rights” means the rights of dissent of the Company Shareholders in respect of the Arrangement Resolution as described in the Plan of Arrangement.
“DOJ” means the United States Department of Justice.
“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system of the SEC.
“Effective Date” means the date designated by the Company and the Purchaser by notice in writing as the effective date of the Arrangement, after all of the conditions to the completion of the Arrangement as set out in this Agreement and the Final Order have been satisfied (to the extent capable of being satisfied prior to the Effective Time) or waived.
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.
“Employee Plans” means all health, welfare, supplemental unemployment benefit, bonus, profit sharing, option, stock appreciation, savings, insurance, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension or supplemental retirement plans and other similar or material employee or director compensation or benefit plans, policies, trusts, funds, arrangements, agreements or understandings for the benefit of directors or former directors of the Company or any of its Subsidiaries, Company Employees or former Company Employees, in each case in their capacities as such, which are maintained by, contributed to or binding upon the Company or any of its Subsidiaries or in respect of which the Company or any of its Subsidiaries has any actual or potential liability.
“Environmental Laws” means all Laws imposing obligations, responsibilities, liabilities or standards of conduct for or relating to: (a) the regulation or control of pollution, contamination, activities, materials, substances or wastes in connection with or for the protection of human health or safety, the environment or natural resources (including climate, air, surface water, groundwater, wetlands, land surface, subsurface strata, wildlife, aquatic species and vegetation); or (b) the use, generation, disposal, treatment, processing, recycling, handling, transport, distribution, destruction, transfer, import, export or sale of Hazardous Substances.
“Environmental Permits” means all Permits or program participation requirements, sign-offs or registrations required by or available with or from any Governmental Entity under any Environmental Laws.
“Evaluation Date” has the meaning ascribed thereto in Section 1.1(m) of Schedule C.
“Exchange Ratio” means 0.22652.
“Expense Fee Event” has the meaning specified in Section 7.4(2).
“Fairness Opinions” means the opinions of each of Hyperion Capital Inc. and Cormark Securities Inc. to the effect that, as of the date of each such opinion, and subject to the assumptions and qualifications related thereto, the Consideration to be received by the Company Shareholders is fair, from a financial point of view, to such holders.

“Federal Cannabis Laws” means any United States federal Laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 801, et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.
“Final Order” means the final order of the Court approving the Arrangement under Section 291(4) of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be amended by the Court (with the prior written consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal.
“FTC” means the United States Federal Trade Commission.
“Government Official” means (i) any official, officer, employee or representative of, or any person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any salaried political party official, elected member of political office or candidate for political office, or (iii) any company, business, enterprise or other entity owned or controlled by any person described in the foregoing clauses.
“Governmental Entity” means: (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public authority, department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, governor in council, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi- governmental, administrative or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange, including the CSE.
“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous or deleterious substance, waste or material, including hydrogen sulphide, arsenic, cadmium, copper, lead, mercury, petroleum, polychlorinated biphenyls, asbestos and urea-formaldehyde insulation, and any other material, substance, pollutant or contaminant regulated or defined pursuant to, or that could result in liability under, any Environmental Law.
“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“IFRS” means International Financial Reporting Standards, as issued by the International Accounting Standards Board, applicable as at the date on which the calculation is made or required to be made, applied on a consistent basis.
“Incremental Interest Amount” means, in the aggregate, the interest rate, credit monitoring fees, annual paid-in-kind interest, original issue discount, extension fee, make whole fee, catch-up fee and all other costs charged in connection with borrowing the Incremental Principal Amount, to the extent such aggregate amount exceeds the Current Interest Amount.
“Incremental Principal Amount” means the principal amount under the Credit Agreement above the Current Principal Amount Outstanding.
“Indemnified Persons” has the meaning specified in Section 8.6(1).
“Interim Order” means the interim order of the Court pursuant to Section 291(2) of the BCBCA in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Law” means, with respect to any Person, any and all law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling, regulation, by-law or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Matching Period” has the meaning specified in Section 5.4(1)(d).
“Material Adverse Effect” means, in respect of a Party, any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, is or could reasonably be expected to be material and adverse to the business, operations, results of operations, or financial condition of such Party and its Subsidiaries, taken as a whole, including, in respect of the Company and its Subsidiaries, the loss or termination of, or any material adverse change to, its material Permits in the States of New York or Minnesota. Notwithstanding the foregoing, “Material Adverse Effect” shall not include any such change, event, occurrence, effect, or circumstance resulting from or arising in connection with:
(a)
changes, developments or conditions generally affecting the Cannabis industry in any state in which such Party and its Subsidiaries operate generally, or in the United States generally;

(b)
any change in global, national or regional political conditions (including strikes, lockouts, riots or facility takeover for emergency purposes), economic, business, banking, regulatory, currency exchange, interest rate, inflationary conditions or financial, capital or commodity market conditions, in each case whether national or global;

(c)
any act of terrorism or any outbreak of hostilities or war (or any escalation or worsening thereof);

(d)
any epidemics, pandemics or disease outbreak or other public health condition (including COVID-19), earthquakes, volcanoes, tsunamis, hurricanes, tornados or other natural disasters or acts of God;

(e)
any adoption, proposal, implementation or change in Law or any interpretation of Law by any Governmental Entity;

(f)
any change in IFRS or U.S. GAAP, as applicable;

(g)
any change in the market price or trading volume of any securities of the Party or any suspension of trading in publicly trading securities generally, or any credit rating downgrade, negative outlook, watch or similar event relating to the Party (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred);

(h)
the failure of the Party to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow for any period ending on or after the date of this Agreement (provided, however, that the causes underlying such failure may be considered to determine whether such causes constitute a Material Adverse Effect);

(i)
the announcement of this Agreement or the transactions contemplated hereby; or

(j)
any action taken by the Party or any of its Subsidiaries which is required to be taken pursuant to this Agreement,

provided, however, that with respect to clauses (a) through to and including (e), such matter does not have a materially disproportionate effect on the Party and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industries and the geographic areas in which the Party and its Subsidiaries operate. References in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Material Adverse Effect” has occurred.
“Material Contract” means any Contract: (i) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money (in each case whether incurred, assumed, guaranteed or secured by any asset) in excess of $1,100,000 in respect of the Company or any of its Subsidiaries; (ii) providing for the establishment, investment in, organization, formation, or governance of any joint venture, limited liability company, strategic alliance, partnership or sharing of profits, revenue or proprietary information or similar arrangement, agreement or understanding that is material to the business of the Company or any of its Subsidiaries, taken as a whole; (iii) providing for severance or change in control payments in excess of $1,100,000; (iv) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $1,100,000; (v) that requires the consent of any other party to the Contract to a change of control of the Company or any of its Subsidiaries, other than Contracts that are immaterial to the Company Business or otherwise replaceable without any delay (for example, cellular phone service providers); (vi) that is with any Person with whom the Company or any of its Subsidiaries does not deal at arm’s length within the meaning of the Tax Act, other than a wholly-owned Subsidiary, and excluding any Contract in respect of employment or services of a director or officer of the Company or any Subsidiary thereof; (vii) that constitutes a hedge contract, futures contract, swap contract, option contract or similar derivative Contract; (viii) that constitutes an amendment, supplement, or modification in respect of any of the foregoing; (ix) that remains in full force and effect and has been filed by the Company with the Securities Authorities as a Material Contract in accordance with Securities Laws; (x) with any Governmental Entity for a value in excess of $1,100,000; or (xi) that is otherwise material to the Company and its Subsidiaries, taken as a whole; and includes each of the Contracts listed in Section 1.1(ff) of the Company Disclosure Letter.
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Shareholders in Special Transactions.
“Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact required or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made.
“MVS Consideration” means that number of Purchaser Shares equal to the product obtained when (i) the number of outstanding Company Multiple Voting Shares is multiplied by (ii) the product of (x) the Exchange Ratio and (y) the Company MVS Conversion Ratio in effect at the Effective Time.
“NFP” means those Subsidiaries of the Company which are non-profit corporations.
“Notice” has the meaning specified in Section 8.3.
“Ordinary Course” means, with respect to an action taken by a Party or its Subsidiary, that such action is substantially consistent in nature and scope with the past practices of such Party or such Subsidiary and is taken in the ordinary course of the normal day-to-day operations of the business of such Party or such Subsidiary. For greater certainty, actions taken by either Party in connection with developing, expanding, establishing or constructing facilities or businesses shall be deemed to be in the Ordinary Course.
“OTCQX” means the OTCQX Best Market operated by OTC Markets Group Inc.
“Outside Date” means December 31, 2022, or such later date as may be agreed to by the Parties in writing; provided, however, that the Outside Date shall be automatically extended to April 30, 2023 if either the Closing Regulatory Approval or the condition in Section 6.1(7) has not been obtained by December 31, 2022.
“Pandemic-Relief Debt” means any liability incurred in connection with any Law or program involving any Governmental Entity providing or expanding any loan, guaranty, investment, participation, grant, program or other assistance in response to or to provide relief for COVID-19, including any loan incurred under 15 U.S.C. 636(a)(36) as added to the Small Business Act by the CARES Act, any U.S. Small Business

Administration Economic Injury Disaster Loan, any loan under the Main Street Lending Program, or any other similar state or local Governmental Entity program.
“Parties” means the Company and the Purchaser and “Party” means either of them.
“Permit” means any license, permit, certificate, consent, order, grant, approval, agreement, classification, restriction, registration or other Authorization of, from or required by any Governmental Entity including pursuant to Applicable U.S. State Laws.
“Permitted Liens” means, in respect of a Party or any of its Subsidiaries, any one or more of the following:
(a)
Liens for Taxes which are not yet due or delinquent or that are being properly contested in good faith by appropriate proceedings and in respect of which reserves have been provided in the most recent publicly filed financial statements;

(b)
easements, rights of way, servitudes and similar rights in land including rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables that do not have an adverse effect on the value or materially impair or add material cost to the use and operation of the subject property;

(c)
inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of the Company Assets or the Purchaser Assets; provided, however, that such Liens are related to obligations not due or delinquent or in respect of which adequate holdbacks or reserves are being maintained in a sufficient amount to pay off such disputed Liens;

(d)
customary rights of general application reserved to or vested in any Governmental Entity to control or regulate any interest in the facilities in which the Company or any of its Subsidiaries conducts its business; provided however that such Liens, encumbrances, exceptions, agreements, restrictions, limitations, Contracts and rights (i) were not incurred in connection with any indebtedness and (ii) do not, individually or in the aggregate, have an adverse effect on the value or materially impair or add material cost to the use of the subject property;

(e)
Liens incurred, created and granted in the Ordinary Course to a public utility, municipality or Governmental Entity in connection with operations conducted with respect to the Company Assets or Purchaser Assets, as applicable, but only to the extent those Liens relate to costs and expenses for which payment is not due or delinquent; and

(f)
Liens listed and described in Section 1.1 of the Company Disclosure Letter or of Section 1.1 of the Purchaser Disclosure Letter, as applicable.

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with Section 8.1 of this Agreement or the Plan of Arrangement, or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Preliminary Company Circular” means the preliminary Company Circular as filed with the SEC on EDGAR and any amendments thereto.
“Purchaser” has the meaning specified in the preamble.
“Purchaser Assets” means all tangible and intangible assets, properties, Permits, rights or other privileges (whether contractual or otherwise) owned (either directly or indirectly), leased, licensed, loaned, operated or being developed or used, including all licenses and approvals issued under Applicable U.S. State

Laws, vendor lists, customer lists, intellectual property and related technologies, real property, fixed assets, facilities, equipment, inventories and accounts receivable, of the Purchaser and its Subsidiaries.
“Purchaser Board” means the board of directors of the Purchaser as constituted from time to time.
“Purchaser Business” means the business of the Purchaser and/or its Subsidiaries.
“Purchaser Data Room” means the material contained in the virtual data room established by the Purchaser as at 5:00 p.m. (Eastern time) at the close of business on the Business Day prior to the date hereof.
“Purchaser Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Purchaser to the Company with this Agreement.
“Purchaser Employees” means all officers and employees of the Purchaser and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees.
“Purchaser Equity Incentive Plan” means the Purchaser’s Stock and Incentive Plan adopted by the board of directors of the Purchaser on February 11, 2021.
“Purchaser Filings” means all documents of the Purchaser publicly filed under the profile of the Purchaser on SEDAR and/or EDGAR since February 11, 2021.
“Purchaser Financial Statements” has the meaning ascribed thereto in Section 1.2(j) of Schedule D.
“Purchaser Options” means the outstanding options to purchase Purchaser Shares or Purchaser Proportionate Voting Shares, as the case may be, issued pursuant to the Purchaser Equity Incentive Plan, as listed in Section 1.2(e) of the Purchaser Disclosure Letter.
“Purchaser Owned Real Property” has the meaning ascribed thereto in Section 1.2(s) of Schedule D.
“Purchaser Proportionate Voting Shares” means the shares of the Purchaser designated as Class B proportionate voting shares, each entitling the holder thereof to 100 votes per share at shareholder meetings of the Purchaser.
“Purchaser RSUs” means the restricted share units to acquire Purchaser Shares or Purchaser Proportionate Voting Shares, as the case may be, issued pursuant to the Purchaser Equity Incentive Plan, as listed in Section 1.2(e) of the Purchaser Disclosure Letter.
“Purchaser Shares” means the shares of the Purchaser designated as Class A subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Purchaser.
“Registrar” means the Registrar of Companies appointed under the BCBCA.
“Regulatory Approval” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, including the Antitrust Approvals and regulatory approvals required under Applicable U.S. State Laws, in each case required in connection with the Arrangement.
“Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Substance in the indoor or outdoor environment, including the movement of Hazardous Substance through or in the air, soil, surface water, ground water or property.
“Replacement Warrants” means the warrants to purchase Purchaser Shares to be issued by the Purchaser at the Effective Time in exchange for outstanding Company Warrants pursuant to, and in accordance with, the Plan of Arrangement.
“Representative” has the meaning specified in Section 5.1(1).
“Required Approval” has the meaning specified in Section 2.2(3).

“Required Divestitures” means the divestitures of Company Assets or Purchaser Assets in [REDACTED] that the Purchaser determines, in its sole discretion, should be made under Applicable U.S. State Laws.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Reports” has the meaning ascribed thereto in Section 1.1(r) of Schedule C.
“Section 3(a)(10) Exemption” means the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.
“Securities Authorities” means the British Columbia Securities Commission, the Alberta Securities Commissions and the applicable securities commission or securities regulatory authority of each of the other provinces and territories of Canada, the SEC and U.S. state securities commissions or securities regulatory authorities.
“Securities Laws” means (a) applicable securities Laws in each of the provinces and territories of Canada, (b) the U.S. Securities Act, the U.S. Exchange Act, and the U.S. state securities Laws and the rules and regulations promulgated thereunder, (c) the policies of the CSE, and (d) the policies of the OTCQX.
“SEDAR” means the System for Electronic Document Analysis Retrieval of the Canadian Securities Administrators.
“Share Consideration” means the number of Purchaser Shares equal to the product obtained when the number of Company Subordinate Voting Shares is multiplied by the Exchange Ratio.
“Subsidiary” has the meaning specified in Section 1.2(12).
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person who is an arm’s length third party made after the date of this Agreement: (i) to acquire all of the outstanding Company Shares or all or substantially all of the assets of the Company on a consolidated basis; (ii) that complies with Securities Laws and did not result from or involve a breach of Article 5; (iii) that is reasonably capable of being completed without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the Person making such proposal; (iv) that is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds or other consideration will be available to effect payment in full for all of the Company Shares or assets, as the case may be; (v) is not subject to any due diligence or access condition; and (vi) that the Company Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Company Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser pursuant to Section 5.4(2)).
“Superior Proposal Notice” has the meaning specified in Section 5.4(1)(c).
“Support and Voting Agreements” means each of the support and voting agreements dated the date hereof between the Purchaser and each of the Persons set forth on Section 1.1 of the Purchaser Disclosure Letter.
“SVS Consideration” means that number of Purchaser Shares equal to the product obtained when (i) the number of outstanding Company Super Voting Shares is multiplied by (ii) the product of (x) the Exchange Ratio and (y) the Company SVS Conversion Ratio in effect at the Effective Time.
“Tax Act” means the Income Tax Act (Canada), together with the regulations thereunder.
“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.

“Taxes” means: (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, branch profits, franchise, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, provincial sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party.
“Terminating Party” has the meaning specified in Section 4.8(3).
“Termination Fee” has the meaning specified in Section 7.4(5).
“Termination Fee Event” has the meaning specified in Section 7.4(5).
“Termination Notice” has the meaning specified in Section 4.8(3).
“Transaction Expenses” has the meaning specified in Section 7.4(2).
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“U.S. GAAP” means accounting principles generally accepted in the United States, as applicable at the relevant time.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.
Section 1.2   Certain Rules of Interpretation
(1)
Gender, etc.   In this Agreement, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders.

(2)
Including.   Every use of the words “including” or “includes” in this Agreement is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.

(3)
Divisions and Headings   The division of this Agreement into Articles and Sections, the insertion of headings and the inclusion of a table of contents are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

(4)
Articles, Sections, etc.   References in this Agreement to an Article, Section or Schedule are to be construed as references to an Article, Section or Schedule of or to this Agreement unless otherwise specified.

(5)
Time Periods.   Unless otherwise specified in this Agreement, time periods within which or following which any calculation or payment is to be made, or action to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends.

If the last day of a time period is not a Business Day, the time period will end on the next Business Day.

(6)
Statutory Instruments.   Unless otherwise specified, any reference in this Agreement to any statute includes all regulations and subordinate legislation made under or in connection with that statute at any time, and is to be construed as a reference to that statute as amended, modified, restated, supplemented, extended, re-enacted, replaced or superseded at any time.

(7)
Knowledge.   Where any representation or warranty is expressly qualified by reference to the knowledge of the Company, it is deemed to refer to the actual knowledge, after making reasonable inquiries regarding the relevant matter, of each of the executive officers of the Company set forth on Section 1.2(7) of the Company Disclosure Letter.

Where any representation or warranty is expressly qualified by reference to the knowledge of the Purchaser, it is deemed to refer to the actual knowledge, after making reasonable inquiries regarding the relevant matter, of each of the executive officers of the Purchaser set forth on Section 1.2(7) of the Purchaser Disclosure Letter.
(8)
Time of Day.   Unless otherwise specified, references to time of day or date mean the local time or date in the City of Vancouver, in the Province of British Columbia.

(9)
Payment and Currency.   Unless otherwise specified, any money to be advanced, paid or tendered by a Party under this Agreement must be advanced, paid or tendered by bank draft, certified cheque or wire transfer of immediately available funds payable to the Person to whom the amount is due. Unless otherwise specified, the word “dollar” and the “$” sign refer to United States currency, and all amounts to be advanced, paid, tendered or calculated under this Agreement are to be advanced, paid, tendered or calculated in United States currency.

(10)
Capitalized Terms.   All capitalized terms used in any Schedule, in the Company Disclosure Letter or in the Purchaser Disclosure Letter have the meanings ascribed to them in this Agreement.

(11)
Accounting Terms.   Unless otherwise specified herein, all accounting terms are to be interpreted in accordance with U.S. GAAP (to the extent applicable) and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with U.S. GAAP (to the extent applicable).

(12)
Consent.   If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

(13)
Affiliates and Subsidiaries.   For the purpose of this Agreement, a Person is an “affiliate” of another Person if one of them is a Subsidiary of the other or each one of them is controlled, directly or indirectly, by the same Person. A “Subsidiary” means a Person that is controlled directly or indirectly by another Person and includes a Subsidiary of that Subsidiary. A Person is considered to “control” another Person if: (i) the first Person beneficially owns or directly or indirectly exercises control or direction over securities of the second Person carrying votes which, if exercised, would entitle the first Person to elect a majority of the directors of the second Person, unless that first Person holds the voting securities only to secure an obligation, or (ii) the second Person is a partnership, other than a limited partnership, and the first Person holds more than 50% of the interests of the partnership, or (iii) the second Person is a limited partnership, and the general partner of the limited partnership is the first Person, or (iv) in the event the second Person is a non-profit entity, the first Person controls such second Person via membership, control of the first Person’s board of directors or managers, or management services or similar agreement.

Section 1.3   Schedules
(1)
The schedules attached to this Agreement, the Company Disclosure Letter and the Purchaser Disclosure Letter form an integral part of this Agreement for all purposes of it.

(2)
The Company Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed except in accordance with the terms of the Confidentiality Agreement.

(3)
The Purchaser Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed except in accordance with the terms of the Confidentiality Agreement.

ARTICLE 2
THE ARRANGEMENT
Section 2.1   Arrangement
The Parties agree that the Arrangement shall be implemented in accordance with, and subject to the terms and conditions of, this Agreement and the Plan of Arrangement. The Arrangement shall become effective in accordance with the Plan of Arrangement at the times specified in the Plan of Arrangement. The Company agrees to file, or cause to be filed, the Arrangement Filings to implement the Plan of Arrangement in accordance with, and subject to the terms and conditions of, this Agreement, if such filing is required under the BCBCA. From and after the Effective Time, the Parties shall each effect and carry out the steps, actions or transactions to be carried out by them pursuant to the Plan of Arrangement with the result that, among other things, the Purchaser shall become the holder of all outstanding Company Shares.
Section 2.2   Interim Order
As soon as reasonably practicable after the date of this Agreement, but in any event on in sufficient time to permit the Company Meeting to be convened in accordance with Section 2.3(1), the Company shall apply to the Court, in a manner acceptable to the Purchaser, acting reasonably, pursuant to Section 291(b) of the BCBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, the terms of which are acceptable to the Purchaser, acting reasonably, which must provide, among other things:
(1)
for the Persons and classes of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(2)
for confirmation of the record date for the Company Meeting;

(3)
that the required level of approval (the “Required Approval”) for the Arrangement Resolution shall be: (i) 662/3% of the votes cast on the Arrangement Resolution by holders of Company Shares, present in person or represented by proxy and entitled to vote at the Company Meeting voting together as a single class; and (ii) if required by Law, a simple majority of the votes cast on the Arrangement Resolution by each class of outstanding Company Shares, excluding the votes for Company Shares held by “related parties” and “interested parties” as defined under MI 61-101;

(4)
that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(5)
for the grant of the Dissent Rights as set forth in the Plan of Arrangement;

(6)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(7)
that the Company Meeting may be adjourned or postponed from time to time by the Company in accordance with the terms of this Agreement without the need for additional approval of the Court;

(8)
that the Company Meeting may be held in-person or be a virtual meeting or hybrid meeting whereby Company Shareholders may join virtually;

(9)
that the record date for the Company Shareholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting, unless required by Securities Law;

(10)
for such other matters as either of the Parties may reasonably require, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably withheld or delayed; and

(11)
that it is the intention of the Parties to rely upon the Section 3(a)(10) Exemption with respect to the issuance of the Consideration Shares to be issued pursuant to the Arrangement to the Company Shareholders in the United States, based on the Court’s approval of the Arrangement.

Section 2.3   The Company Meeting
The Company shall:
(1)
convene and conduct the Company Meeting in accordance with the Interim Order, the Company’s Constating Documents, Laws as well as the policies of the CSE as soon as reasonably practicable, and in any event on or before the date that is 120 days after the date hereof (unless the SEC elects to review the Preliminary Company Circular, in which case the Company Meeting shall be conducted on or before the date that is 170 days after the date hereof), and, in this regard, the Company may abridge, any time periods that may be abridged under Securities Laws, for the purpose of considering the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser, acting reasonably, except: in the case of an adjournment, as required for quorum purposes (in which case the Company Meeting will be adjourned and not cancelled) or by Law or as otherwise required or permitted by this Agreement;

(2)
subject to the terms of this Agreement, use its commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Company Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Purchaser, acting reasonably, or otherwise desirable to the Company, using investment dealers and proxy solicitation services firms selected by the Company and approved in writing by the Purchaser, acting reasonably, to solicit proxies in favour of the approval of the Arrangement Resolution, and the Purchaser agrees that it shall be responsible for the reasonable costs of using such investment dealers or proxy solicitation services;

(3)
provide the Purchaser with copies of or access to information as requested from time to time by the Purchaser, acting reasonably, regarding the Company Meeting generated by any dealer or proxy solicitation services firm which has been retained by the Company;

(4)
consult with the Purchaser in fixing the date of the Company Meeting, give notice to the Purchaser of the Company Meeting and allow the Purchaser’s representatives and legal counsel to attend the Company Meeting;

(5)
promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last ten Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;

(6)
promptly advise the Purchaser of receipt by the Company of any communication (written or oral) from any Company Shareholder or other security holder of the Company in opposition to the Arrangement, written notice of dissent, purported exercise or withdrawal of Dissent Rights, and written communications sent by or on behalf of the Company to any Company Shareholder exercising or purporting to exercise Dissent Rights;

(7)
not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser;

(8)
not change the record date for Company Shareholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting (unless required by Law); and

(9)
at the reasonable request of the Purchaser from time to time, provide the Purchaser with a list of (i) Company Shareholders, together with their addresses and respective holdings of Company Shares,

(ii) the names, addresses and holdings of all Persons having rights issued by the Company to acquire Company Shares (including holders of Company Options, Company RSUs and Company Warrants), and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, and non-objecting beneficial owners of Company Shares and other security holders of the Company, together with their addresses and respective holdings of Company Shares and other securities of the Company. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Company Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request, provided, however, that the Purchaser shall not communicate directly with any Company Shareholder without the prior written consent of the Company.
Section 2.4   The Company Circular
(1)
The Company shall (i) promptly prepare and complete, in consultation with the Purchaser, the Company Circular, together with any other documents required by Law in connection with the Company Meeting and the Arrangement; (ii) cause the Company Circular and such other documents to be filed or furnished with the Securities Authorities and the CSE as required by Law and the policies of the CSE, and disseminate to each Company Shareholder and other Person as required by the Interim Order and Law; (iii) to the extent required by Law, as promptly as practicable prepare, file or furnish with the Securities Authorities and any applicable securities exchange, and disseminate to the Company Shareholders and other Persons as required by the Interim Order and Law any supplement or amendment to the Company Circular (after the Purchaser has had a reasonable opportunity to review and comment thereon) if any event will occur which requires such action at any time prior to the Company Meeting; and (iv) otherwise use its commercially reasonable efforts to comply with all requirements of Law applicable to the Company Meeting and the Arrangement.

(2)
The Company shall ensure that the Company Circular complies in all material respects with Law, including Securities Laws and the Interim Order, does not contain any Misrepresentation (other than with respect to any information relating to and furnished by the Purchaser in writing for inclusion in the Company Circular) regarding the Company and provides Company Shareholders with sufficient information to permit them to form a reasoned judgment concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Circular must include: (i) a copy of each Fairness Opinion; (ii) a statement that the Company Board has received the Fairness Opinions, and has unanimously determined, after receiving financial and legal advice, that the Consideration to be received by the Company Shareholders is fair from a financial point of view and that the Arrangement is in the best interests of the Company and its security holders and that the Company Board unanimously recommends that the Company Shareholders vote in favour of the Arrangement Resolution (the “Company Board Recommendation”); (iii) a statement regarding the Support and Voting Agreements and that each director and officer of the Company has entered into a Support and Voting Agreement that provides, among other things, and subject to the terms thereof, that such Person will vote all of such Person’s Company Shares in favour of the Arrangement Resolution and against any resolution submitted by any Company Shareholder that is inconsistent with the Arrangement, the whole in accordance with such Person’s Support and Voting Agreement, as applicable.

(3)
The Company shall indemnify and save harmless the Purchaser and each of its representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)
any Misrepresentation or alleged Misrepresentation in any information included in the Company Circular, other than the information solely relating to the Purchaser or the Consideration Shares furnished to the Company in writing by the Purchaser for inclusion in the Company Circular; and

(b)
any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in the Company Circular other than the information relating solely to the Purchaser or the Consideration Shares furnished to the Company in writing by the Purchaser for inclusion in the Company Circular.

(4)
The Company shall not be responsible for any information in the Company Circular relating to the Purchaser or the Consideration Shares that is furnished to the Company in writing by the Purchaser for inclusion in the Company Circular.

(5)
The Company shall give the Purchaser and its legal counsel a reasonable opportunity to review and comment on drafts of the Preliminary Company Circular, amendments to the Preliminary Company Circular, responses to SEC comments (oral or written) thereon, if any, and the Definitive Company Circular, and other related documents, and shall give reasonable consideration to any comments made by them, and agrees that all information relating solely to the Purchaser and the Consideration Shares included in the Company Circular must be in a form and content satisfactory to them, acting reasonably.

(6)
The Purchaser shall cooperate with the Company to prepare the Company Circular as promptly as practicable after the date of this Agreement and shall provide the Company and its auditor with all necessary financial statements and information regarding the Purchaser, its affiliates and the Consideration Shares, including such financial information and assistance as may be reasonably required in connection with the preparation of any pro forma financial statements, as required by Law (and in particular, Securities Laws) for inclusion in the Company Circular or in any amendments or supplements to the Company Circular. The Purchaser hereby consents to the inclusion of its financial statements in the Company Circular as required by Law (and in particular, Securities Laws). The Purchaser shall ensure that such information does not include any Misrepresentation concerning the Purchaser and the Consideration Shares.

(7)
The Purchaser shall indemnify and save harmless the Company and each of its representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses to which they may be subject or may suffer, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(a)
any Misrepresentation or alleged Misrepresentation in any information included in the Company Circular relating to the Purchaser or the Consideration Shares furnished to the Company in writing by the Purchaser for inclusion in the Company Circular pursuant to Section 2.4(6); and

(b)
any order made, or any inquiry, investigation or proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in any information included in the Company Circular relating to the Purchaser or the Consideration Shares furnished to the Company in writing by the Purchaser for inclusion in the Company Circular pursuant to Section 2.4(6).

(8)
The Purchaser shall not be responsible for any information in the Company Circular relating to the Company or any affiliates of the Company.

(9)
The Purchaser and the Company shall also use their commercially reasonable efforts to obtain any necessary consents from any of their respective auditors and any other advisors to the use of the Fairness Opinions and any financial, technical or other expert information required to be included in the Company Circular and to the identification in the Company Circular of each such advisor.

(10)
Each Party shall promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Company only with respect to the Company and its affiliates, and in the case of the Purchaser only with respect to the Purchaser, its affiliates, or the securities of the Purchaser to be issued pursuant to the Plan of Arrangement) that the Company Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall co-operate in the preparation of any such amendment or supplement to the Company Circular as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Company Circular to Company Shareholders and, if required by the Court, Securities Laws or any other Law, file the same with the Securities Authorities or any other Governmental Entity as required.
Section 2.5   Final Order
If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order, the Company will, as soon as reasonably practicable thereafter, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to the BCBCA.
Section 2.6   Court Proceedings and the Company Circular
In connection with finalizing and filing the Company Circular and all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:
(1)
diligently pursue, and cooperate with the Purchaser in diligently pursuing, finalizing and filing the Company Circular, pursuing the Interim Order and, subject to the approval of the Arrangement Resolution at the Company Meeting, the Final Order;

(2)
provide the Purchaser and its advisors with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Securities Authorities and the Court in connection with the Arrangement, and give reasonable consideration to all such comments;

(3)
provide the Purchaser and its advisors with copies of any correspondence, notice of appearance, evidence or other documents delivered or served on the Company or its legal counsel in respect of the Company Circular, the motion for the Interim Order or the application for the Final Order or any appeal from them, and any correspondence, notice, written or oral, indicating the intention of any Person to respond to, appeal, or oppose the granting of, the Interim Order or the Final Order;

(4)
ensure that all material filed with the Securities Authorities and the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement and that such material has been approved by the Purchaser, acting reasonably, for filing or delivery, as applicable;

(5)
not file any material with the Securities Authorities or the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, acting reasonably;

(6)
oppose any proposal from any Person that the Definitive Company Circular or Final Order contain any provision inconsistent with this Agreement, and if required by the terms of the Final Order or by Securities Authorities or Law to return to Court with respect to the Final Order do so only after notice to, and in reasonable consultation and cooperation with, the Purchaser; and

(7)
not object to legal counsel to the Purchaser appearing at and making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as the Purchaser considers appropriate, provided the Purchaser advises the Company of the nature of any such submissions not less than one Business Day prior to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.7   Treatment of Convertible Securities
Subject to the terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:
(1)
all outstanding Company Options, whether vested or unvested, shall, in accordance with the Company Equity Incentive Plans and at the time specified in the Plan of Arrangement, cease to represent a right to acquire Company Shares and instead represent a right to acquire Purchaser Shares;

(2)
all outstanding Company RSUs, whether vested or unvested, shall, in accordance with the Company Equity Incentive Plans and at the time specified in the Plan of Arrangement, cease to represent a right to receive Company Shares and instead represent a right to receive Purchaser Shares; and

(3)
all outstanding Company Warrants, whether vested or unvested, shall cease to represent a warrant or other right to acquire Company Shares and shall be exchanged at the Effective Time for Replacement Warrants, all in accordance with and subject to the provisions of the Plan of Arrangement.

Section 2.8   Amendment to Plan of Arrangement, Arrangement Filings and Effective Date
(1)
The Company shall amend the Plan of Arrangement from time to time at the reasonable request of the Purchaser, provided that no such amendment is inconsistent with the Definitive Company Circular, the Interim Order or the Final Order or is prejudicial to the Company Shareholders or other Persons to be bound by the Plan of Arrangement.

(2)
Subject to obtaining the Final Order and to the satisfaction or, where not prohibited, the waiver (subject to Law) by the Party or Parties in whose favour the condition is, of each of the conditions set out in Article 6 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver by the Party or Parties in whose favour the condition is, of those conditions as of the Effective Date), unless another time or date is agreed to in writing by the Parties, any Arrangement Filings required to be filed prior to the Effective Date shall be filed by the Company with the Registrar not later than one Business Day after the later of the receipt of the Final Order and the satisfaction or, where not prohibited, the waiver (subject to Law) by the Party or Parties in whose favour the condition is, of each of the conditions set out in Article 6 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver by the Party or Parties in whose favour the condition is, of those conditions as of the Effective Date); provided, however, that no Arrangement Filings shall be sent to the Registrar, for endorsement and filing by the Registrar, except as contemplated hereby or with the Purchaser’s prior written consent.

(3)
The closing of the Arrangement (the “Closing”) will occur electronically, or in such other manner or at such other location, as may be agreed upon between the Parties. The Parties agree that all requisite closing documents may be exchanged electronically at the Closing, and that documents so exchanged shall be binding for all purposes. The date on which the Closing occurs is referred to herein as the “Closing Date”.

Section 2.9   Payment of Consideration
The Purchaser will, as soon as possible after the receipt by the Company of the Final Order and in any case prior to the Effective Time, deliver to its transfer agent (with a copy to the Depositary), a treasury direction instructing the Purchaser’s transfer agent to issue sufficient Purchaser Shares to satisfy the aggregate Consideration payable to the Company Shareholders (other than any Dissenting Shareholders who have not withdrawn their notice of objection) pursuant to the Plan of Arrangement.
Section 2.10   Adjustment of Consideration
Notwithstanding anything in this Agreement to the contrary, if between the date of this Agreement and the Effective Time, the issued and outstanding Purchaser Shares shall have changed into a different number of shares or a different class by reason of any split, consolidation, dividend, reclassification, redenomination or the like, provided any such action is permitted by Section 4.2(2)(b), then the Consideration to be paid per Company Share shall be appropriately adjusted to provide to Company Shareholders the same economic effect as contemplated by this Agreement prior to such action and as so adjusted shall, from and after the date of such event, be the Consideration to be paid per Company Share, subject to further adjustment in accordance with this Section 2.10.

Section 2.11   Withholding Taxes
The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any Person, including Company Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Company Shareholders, such Taxes or other amounts as the Purchaser, the Company or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any Laws. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority. Each of the Purchaser, the Company and the Depositary, as applicable, is hereby authorized to sell or otherwise dispose of, on behalf of such Person, such portion of any share or other security deliverable to such Person as is necessary to provide sufficient funds to the Purchaser, the Company or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and the Purchaser, the Company or the Depositary shall notify such Person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Person.
Section 2.12   Tax Election
The Company will file an election with the Canada Revenue Agency to cease to be a public corporation for the purposes of the Tax Act as soon as practicable following satisfaction of the prescribed conditions for making such an election.
Section 2.13   Tax Matters
Notwithstanding any representations and covenants set forth in this Agreement, it is understood and agreed that none of the Purchaser nor the Company provides any assurances to any security holder of the Company regarding the income tax consequences of the Arrangement to any security holder of the Company, except as otherwise provided in the Company Circular.
Section 2.14   United States Securities Law Matters
The Parties agree that the Arrangement will be carried out with the intention that, assuming the Final Order is granted by the Court, all Consideration Shares issued under the Arrangement to the holders of Company Shares, as the case may be, will be issued by the Purchaser in reliance on the Section 3(a)(10) Exemption. In order to ensure the availability of the exemption under the Section 3(a)(10) Exemption, the Parties agree that the Arrangement will be carried out on the following basis:
(1)
the Arrangement will be subject to the approval of the Court;

(2)
the Court will be advised as to the intention of the Parties to rely on the Section 3(a)(10) Exemption prior to the hearing required to approve the Arrangement;

(3)
the Court will be required to satisfy itself as to the fairness of the Arrangement to the Company Shareholders and the holders of Company Warrants, subject to the Arrangement;

(4)
the Company will ensure that each Person entitled to receive Consideration Shares or Replacement Warrants on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(5)
each Person in the United States entitled to receive Consideration Shares or Replacement Warrants will be advised that the Consideration Shares and Replacement Warrants issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act and will be issued by the Purchaser in reliance on the Section 3(a)(10) Exemption, and may be subject to restrictions on resale under the applicable securities laws of the United States, including Rule 144 under the U.S. Securities Act with respect to affiliates of the Company and the Purchaser;
(6)
the Interim Order approving the Company Meeting will specify that each Person entitled to receive Consideration Shares or Replacement Warrants will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they deliver an appearance within a reasonable time;

(7)
the Court will hold a hearing before approving the fairness of the terms and conditions of the Arrangement and issuing the Final Order; and

(8)
the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being fair and reasonable to the Company Shareholders. In addition, the Company shall request that the Final Order shall include a statement to substantially the following effect:

“This Order will serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of Verano Holdings Corp., pursuant to the Plan of Arrangement.”
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1   Representations and Warranties of the Company
(1)
The Company represents and warrants to the Purchaser as set forth in Schedule C and acknowledges and agrees that the Purchaser is relying upon such representations and warranties in connection with entering into this Agreement and agreeing to complete the Arrangement.

(2)
The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. Any investigation by the Purchaser and its advisors shall not mitigate, diminish or affect the representations and warranties of the Company contained in this Agreement.

Section 3.2   Representations and Warranties of the Purchaser
(1)
The Purchaser represents and warrants to the Company as set forth in Schedule D and acknowledges and agrees that the Company is relying upon such representations and warranties in connection with entering into this Agreement and agreeing to complete the Arrangement.

(2)
The representations and warranties of the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. Any investigation by the Company and its advisors shall not mitigate, diminish or affect the representations and warranties of the Purchaser contained in this Agreement.

ARTICLE 4
COVENANTS
Section 4.1   Conduct of Business of the Company
(1)
During the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the express prior written consent of the Purchaser, acting reasonably, or as required by Law, as set out in Section 4.1(1) of the Company Disclosure Letter, or as otherwise contemplated or permitted by this Agreement or the Plan of Arrangement, the Company shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and the Company shall use commercially reasonable efforts to maintain and preserve its and its Subsidiaries’ respective business organizations, assets, properties, rights, goodwill and business relationships.
(2)
Without limiting the generality of Section 4.1(1), during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of the Purchaser, acting reasonably, (ii) as contemplated or permitted by this Agreement, or (iii) as set out in Section 4.1(2) of the Company Disclosure Letter, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly:

(a)
amend its Constating Documents;

(b)
split, combine, consolidate or reclassify any shares of its capital stock or declare, set aside or pay any dividend or other distribution thereon (whether in cash, stock or property or any combination thereof), or amend or modify any term of any outstanding debt security;

(c)
redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire any shares of its capital stock or any of its outstanding securities;

(d)
issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any shares of its capital stock or other equity or voting interests (including issued Company Shares held by the Company in treasury), or any options, warrants or similar rights or convertible securities exercisable or exchangeable for or convertible into such capital stock or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of Company Shares, except for the issuance of Company Subordinate Voting Shares and Company Multiple Voting Shares issuable upon the exercise or settlement of Company Options, Company RSUs, and Company Warrants, in each case that are outstanding on the date of this Agreement or upon the conversion of Company Super Voting Shares or Company Multiple Voting Shares into Company Subordinate Voting Shares, in each case that are outstanding on the date of this Agreement or issued in accordance with this subsection (d);

(e)
reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person;

(f)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

(g)
enter into any Contract with any Person that has obligations for the Company and/or its Subsidiaries in excess of $300,000, other than for capital expenditures as permitted in Section 4.1(2)(j);

(h)
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses having a cost, on a per transaction or series of related transactions basis, in excess of $300,000 for all such transactions, other than (i) inventory acquired in the Ordinary Course; (ii) assets in connection with the Ordinary Course operation of the Company Business; and (iii) as otherwise permitted under the terms of this Agreement;

(i)
sell, pledge, lease, dispose of, lose the right to use, mortgage, license, encumber (other than a Permitted Lien) or otherwise transfer any assets of the Company or of any of its Subsidiaries or any interest in any assets of the Company and its Subsidiaries having a book or fair market value greater than $150,000 individually or $1,500,000 in the aggregate, other than inventory sold in the Ordinary Course;

(j)
other than as set out in Section 4.1(2)(j) of the Company Disclosure Letter, make any capital expenditure or commitment to do so which, individually exceeds $150,000 or in the aggregate exceeds $3,000,000;

(k)
other than under the Credit Agreement, amend or modify, or terminate or waive any material right under, any Material Contract;

(l)
enter into any contract or agreement with a term of more than 12 months, except for contracts or agreements that are not Material Contracts that are entered into in the Ordinary Course;

(m)
amend, modify or terminate any material insurance (or re-insurance) policy of the Company or any Subsidiary in effect on the date of this Agreement outside the Ordinary Course, provided, however, that this Section 4.1(2)(l) shall not prohibit the Company from (i) making changes to the terms of any material insurance (or re-insurance) policy in connection with, or replacing any existing policy with a substantially policy to the extent that it can be obtained on a commercially reasonable basis in connection with, a renewal or termination of an existing insurance (or re-insurance) policy, or (ii) in the event that a current insurer no longer will provide the scope or level of insurance currently provided of its own volition (for instance, if the insurer will no longer provide insurance in the cannabis industry);

(n)
increase any coverage under any directors’ and officers’ insurance policy other than as contemplated under Section 4.9;

(o)
other than under the terms and conditions of and pursuant to the Credit Agreement in effect on the date hereof, prepay any indebtedness before its scheduled maturity, or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof, except as permitted pursuant to the Credit Agreement;

(p)
make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person other than advances and capital contributions to wholly-owned Subsidiaries of the Company in the Ordinary Course;

(q)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(r)
make any material Tax election or designation, settle or compromise any Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any Tax matter or amend or change any of its methods of reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

(s)
make any material change in the Company’s methods of accounting, except as required by Laws or concurrent changes in U.S. GAAP;

(t)
grant or implement any increase in the rate of wages, salaries, bonuses or other remuneration of any Company Employee or independent contractor earning total compensation in excess of $150,000 annually or make any bonus or profit sharing distribution or similar payment of any kind with respect to any Company Employee or independent contractor, except: (i) as may be required by a Contract listed in Section 1.1(ll) of the Company Disclosure Letter, with such requirements described in such Section 1.1(ll); or (ii) annual increases in base wages and salaries made in the Ordinary Course;

(u)
(i) adopt, enter into or amend any Employee Plan; (ii) pay any benefit to any director or officer of the Company or any of its Subsidiaries that is not required under the terms of any Employee Plan or agreement in effect on the date of this Agreement; (iii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of the Company or any of its Subsidiaries or to any Company Employee; (iv) make any determination under any Employee Plan that is not in the Ordinary Course; or (v) take or propose any action to effect any of the foregoing;

(v)
cancel, waive, release, assign, settle or compromise any claims or rights of material value or take any material action or fail to take any action in any material respect that would result in termination of any material claims or rights other than as set out below in Section 4.1(2)(w);

(w)
commence, waive, release, assign, settle, compromise or settle any litigation, proceeding or governmental investigation relating to the Company or any of its Subsidiaries, any Company Assets or the Company’s business in excess of an aggregate amount of $5,000,000, net of insurance proceeds, other than settlements in amounts for matters that have been specifically reserved for in the Company’s September 30, 2021 financial statements included in the Company Filings prior to the date hereof;

(x)
enter into any material Contract with a Person (other than a wholly-owned Subsidiary or NFP of the Company) that does not deal at arm’s length with the Company (other than as permitted by Section 4.1(2)(g));

(y)
commit to or enter into any new arrangements, agreements or understandings or modify any existing arrangements, agreements or understandings between the Company and any Company Shareholder or holder of convertible securities of the Company owning or controlling more than 1% of any class of the outstanding Company Shares, as applicable;

(z)
cease taking or take any action that may have a material adverse effect on the Company’s CSE listing;

(aa)
fail to timely make any required material filing or material notification under Securities Laws or fail to meet the form and disclosure requirements for any required filing under Securities Laws in any material respect; or

(bb)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

(3)
Without limiting the generality of Section 4.1(1), during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of the Purchaser, acting reasonably, or (ii) as required or permitted by this Agreement, the Company shall:

(a)
on a monthly basis, notify the Purchaser in writing of its actual capital and other expenditures, construction status and results for the immediately preceding month as compared to the Budget; and

(b)
on a monthly basis, notify the Purchaser in writing of any planned capital and other expenditures for the following month as compared to the Budget.

(4)
The Company shall forthwith (and in any event, within two Business Days) notify the Purchaser in writing of:

(a)
any event or occurrence that could reasonably be expected to result in a Material Adverse Effect with respect to the Company;

(b)
any penalty, filing, action, suit, claim, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company Assets, the Company or its Subsidiaries that: (i) could result in amounts owing in excess of $5,000,000; (ii) would suspend, restrain, prohibit or otherwise adversely impact the conduct of any material portion of the Company Business or the Company Assets to a material extent; (iii) involves a director or officer of the Company; or (iv) would suspend, restrain, prohibit or otherwise materially adversely impact any Permits issued under Applicable U.S. State Laws in New York or Minnesota;

(c)
any communications to or from any Governmental Entities that are not in the Ordinary Course;

(d)
any resignation of a director and/or officer of the Company or any of its Subsidiaries; or

(e)
any Contract entered into in respect of the Required Divestitures.

Section 4.2   Conduct of Business of the Purchaser
(1)
During the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the express prior written consent of the Company, acting reasonably, or as required by Law, as set out in Section 4.2(1) of the Purchaser Disclosure Letter, or as otherwise contemplated or permitted by this Agreement or the Plan of Arrangement, the Purchaser shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and the Purchaser shall use commercially reasonable efforts to maintain and preserve its and its material Subsidiaries’ respective business organizations, assets, properties, rights, goodwill and business relationships.

(2)
During the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of the Company, acting reasonably, or (ii) as required or permitted by this Agreement, the Purchaser shall not, and shall not permit its material Subsidiaries to, directly or indirectly:

(a)
amend its Constating Documents;

(b)
split, combine, consolidate or reclassify any shares of its capital stock or declare, set aside or pay any dividend or other distribution thereon (whether in cash, stock or property or any combination thereof);

(c)
redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire any shares of its capital stock or any of its outstanding securities;

(d)
reduce its stated capital or reorganize, arrange, restructure, amalgamate or merge with any Person; provided that the Purchaser and its material Subsidiaries shall be permitted, without the express prior written consent of the Company, to acquire other Persons other than by way of an amalgamation or merger;

(e)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Purchaser;

(f)
make any material change in the Purchaser’s methods of accounting, except to U.S. GAAP, as required by applicable Laws or in relation to concurrent changes in IFRS and/or U.S. GAAP;

(g)
materially change the nature of the business carried on by the Purchaser and its Subsidiaries, taken as a whole; or

(h)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

(3)
The Purchaser shall forthwith (and in any event, within two Business Days) notify the Company in writing of:

(a)
any event or occurrence that could reasonably be expected to result in a Material Adverse Effect with respect to the Purchaser; or

(b)
any penalty, filing, action, suit, claim, investigation, audit inquiry, assessment or proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Purchaser Assets, the Purchaser or its Subsidiaries that could result in amounts owing in excess of $10,000,000 or otherwise would suspend, restrain, prohibit or otherwise adversely impact any portion of the Purchaser Business to a material extent.

(4)
The Purchaser shall not, and shall cause its Subsidiaries not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation is reasonably expected to: (i) result in a Governmental Entity entering an Order prohibiting the consummation of the Arrangement or refusing to provide the Closing Regulatory Approval; or (ii) materially delay or prevent the consummation of the Arrangement.

Section 4.3   HSR Act
(1)
If the appropriate filing pursuant to the HSR Act has not been filed prior to the date of this Agreement, each Party agrees to make an appropriate filing pursuant to the HSR Act or such other Antitrust Laws with respect to the Arrangement within ten Business Days after the date of this Agreement and to provide the appropriate Governmental Entity any additional information and documentary material that may be requested pursuant to the HSR Act as promptly as practicable. All filing fees relating to the HSR Act and any other Antitrust Approval shall be paid by the Person required to make such payment under Law. Without limiting the foregoing, each of the Parties shall use its commercially reasonable efforts to avoid the entry of, or to have vacated or terminated, any order that would restrain, prevent or delay the consummation of the transactions contemplated hereunder.

(2)
Notwithstanding anything in this Agreement to the contrary, it is expressly understood and agreed that the Purchaser: (i) shall not have any obligation to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent; and (ii) shall not be under any obligation to make proposals, execute or carry out agreements, enter into consent decrees or submit to orders providing for (A) the sale, divestiture, license or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of the Purchaser or the Company with the exception of the Required Divestitures, (B) the imposition of any limitation or regulation on the ability of the Purchaser to freely conduct its business or own such assets, or (C) the holding separate of the Company Assets or any of product lines, assets or operations of the Company Business or any limitation or regulation on the ability of Purchaser to exercise full rights of ownership of the Company Business or the Company Assets (each of (A), (B and (C), an “Approval Limitation”). All Approval Limitations affecting the business, assets, or operations of the Company or any of its Subsidiaries shall be conditioned upon the prior occurrence of the Closing.

(3)
The Parties shall cooperate in good faith with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper, and advisable to consummate and make effective the transactions contemplated by this Agreement as soon as practicable. In furtherance of the foregoing, each Party shall use reasonable best efforts to (i) cooperate in good faith in all respects with each other in connection with any filing or submission pursuant to this Section 4.3 and in connection with any investigation or other inquiry relating thereto, (ii) promptly inform the other Party of any communication received from, or given to, the Antitrust Division of the DOJ, the FTC or any other Governmental Entity, in each case regarding any of the transactions contemplated hereby, (iii) permit the other Party, or the other Party’s legal counsel, to review in advance, with a reasonable opportunity for comment thereon, any proposed communication to, and consult with each other in advance of any meeting or conference with, the DOJ, the FTC or any such other Governmental Entity, and (iv) unless prohibited by such Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences. Neither the Company nor the Purchaser shall engage in integration of the businesses of the Company and Purchaser prior to the Closing.

Section 4.4   Required Divestitures
The Company shall cooperate in good faith with the Purchaser and use its commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper, and advisable to consummate and make effective the Required Divestitures at or following the Effective Time.

Section 4.5   Regarding the Arrangement
(1)
Subject to the terms and conditions of this Agreement, the Company shall, and shall cause its Subsidiaries to, perform all obligations required to be performed by the Company or any of its Subsidiaries under this Agreement, cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)
use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (i) necessary or advisable under its Material Contracts in connection with the Arrangement or (ii) required in order to maintain its Material Contracts in full force and effect following completion of the Arrangement;

(b)
prepare and file, as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the Regulatory Approvals required to be obtained by the Company or any of its Subsidiaries and using its commercially reasonable efforts to obtain and maintain all such Regulatory Approvals, and providing or submitting all documentation and information that is required, or in the reasonable opinion of the Purchaser, advisable, in connection with obtaining such Regulatory Approvals;

(c)
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement brought by any third party, and use its commercially reasonable efforts to defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

(d)
carry out the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;

(e)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement;

(f)
comply with any CSE and OTCQX requirements, including with respect to this Agreement and the Arrangement; and

(g)
use commercially reasonable efforts to satisfy all conditions precedent set forth in Section 6.1 and Section 6.2 of this Agreement.

(2)
Subject to the terms and conditions of this Agreement, the Purchaser shall, and shall cause its Subsidiaries to, perform all obligations required to be performed by the Purchaser or any of its Subsidiaries under this Agreement, cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Purchaser shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)
use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are necessary or advisable under its Material Contracts in connection with the Arrangement;

(b)
prepare and file, as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the Regulatory Approvals required to be obtained by the Purchaser or any of its Subsidiaries and using its commercially reasonable efforts to obtain and maintain all such Regulatory Approvals, and providing or submitting all documentation and information that is required, or in the reasonable opinion of the Company, advisable, in connection with obtaining such Regulatory Approvals;
(c)
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement brought by any third party, and use its commercially reasonable efforts to defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

(d)
carry out the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;

(e)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement;

(f)
on or before the Effective Date reserve a sufficient number of Consideration Shares to be issued upon completion of the Arrangement and the Purchaser Shares to be issued upon the exercise from time to time of the Company Options and the Company Warrants;

(g)
comply with CSE requirements with respect to this Agreement and the Arrangement;

(h)
obtain any necessary approvals, and complete all required filings, to the extent required, to cause the listing on the CSE of: (i) the Consideration Shares; and (ii) the Purchaser Subordinate Voting Shares issuable upon exercise or vesting of the Company Options, the Company RSUs and Replacement Warrants; and

(i)
use commercially reasonable efforts to satisfy all conditions precedent set forth in Section 6.1 and Section 6.3 of this Agreement.

(3)
Each of the Parties shall promptly, and in any event within two Business Days of each of the following, notify the other Party:

(a)
of any notice or other communication from any Person alleging (i) that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person is required in connection with this Agreement or the Arrangement, or (ii) that such Person is terminating or may terminate or is otherwise materially adversely modifying or may materially adversely modify its business relationship with the Party as a result of this Agreement or the Arrangement, to the extent such business relationship is material to such Party or any of its Subsidiaries; or

(b)
of any notice or other communication from any Governmental Entity in connection with this Agreement or the Arrangement (and such Party shall contemporaneously provide a copy of any such written notice or communication to the other Party).

(4)
All material analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either Party before any Governmental Entity or the representatives of any Governmental Entity, in connection with the Arrangement and the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between the Purchaser or the Company, on the one hand, and Governmental Entities, on the other hand, in the Ordinary Course, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other Party in advance of any filing, submission or attendance, it being the intent that the Parties will consult and cooperate and consider in good faith the views of the other Party in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments and proposals. Each Party shall give notice to the other Party with respect to any meeting, discussion, appearance or contacts with any Governmental Entity or the representatives of any Governmental Entity, with such notice being sufficient to provide the other Party with the opportunity to attend and participate in any such meeting, discussion, appearance or contact if and to the extent permitted by Law.
Section 4.6   Access to Information; Confidentiality
(1)
Subject to Law, each Party shall, and shall cause its Subsidiaries to give the other Party and its representatives upon reasonable notice, reasonable access during normal business hours to their: (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise, and, in the case of the Company and its Subsidiaries, at the Effective Time, username and password information for accounts (including social media accounts relating to the Company Business), (iii) Contracts, and (iv) senior management, so long as the access does not unduly interfere with the Ordinary Course conduct of the business of such other Party or its Subsidiaries.

(2)
Neither the Purchaser nor any of its Representatives will contact any Company Employee for the purposes of negotiating a new employment or consulting agreement directly with such Company Employee, or any contractual counterparts of the Company or its Subsidiaries (in their capacity as such), except with the prior approval in writing of the Chief Executive Officer or the Chief Financial Officer of the Company.

(3)
Investigations made by or on behalf of a Party, whether under this Section 4.6 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the other Party in this Agreement.

(4)
Notwithstanding this Section 4.6 or any other provision of this Agreement, a Party shall not be obligated to provide access to, or to disclose, any information to another Party if such first Party reasonably determines that such access or disclosure would jeopardize any confidentiality obligation or privilege claim by such first Party or any of its Subsidiaries or interfere unreasonably with the conduct of the business of the first Party and its Subsidiaries or require any action by the first Party outside of normal business hours.

(5)
The Parties acknowledge that the Confidentiality Agreement continues to apply and that any information provided under this Section 4.6 that is non-public and/or proprietary in nature shall be subject to the terms of the Confidentiality Agreement. If this Agreement is terminated in accordance with its terms, the obligations under the Confidentiality Agreement shall survive the termination of this Agreement.

Section 4.7   Public Communications
(1)
The Parties shall consult with each other in issuing any press release or otherwise making any public announcement or statement concerning the Arrangement and the transactions contemplated hereby (including to employees and business partners) and shall issue a joint press release promptly following the execution of this Agreement, the text and timing of the announcement to be approved by the other Party in advance, acting reasonably. The Parties shall co-operate in the preparation of presentations, if any, to Company Shareholders, Company employees and Company business partners regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), and a Party must not make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed); provided that any Party that is required to make disclosure by Law or stock exchange rules and regulations shall use its commercially reasonable efforts to give the other Party prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Party or its counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.
(2)
Without limiting the generality of the foregoing and for greater certainty, each Party acknowledges and agrees that the other Party shall file, in accordance with Securities Laws, this Agreement, together with a Form 8-K and a material change report related thereto, if applicable, under SEDAR and EDGAR, as applicable, (subject, in each case, to any redactions permitted by Law and as such redactions are mutual and agreed to by the Parties).

Section 4.8   Notice and Cure Provisions
(1)
Each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)
result in the failure to comply with or satisfy any Closing condition to be complied with or satisfied by such Party under Article 6 of this Agreement; or

(b)
result in the failure to satisfy any of the conditions precedent in favour of the other Party hereto contained in Section 6.1, Section 6.2 and Section 6.3, as the case may be.

(2)
Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)
The Purchaser may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for the non-fulfillment of the applicable condition precedent or for termination, as applicable. After delivering a Termination Notice, the Terminating Party may exercise such termination right in its discretion (a) at any time if such breach or matter is incapable of being cured prior to the Outside Date (with any intentional breach being deemed to be incurable); or (b) if such breach or matter is capable of being cured prior to the Outside Date, at any time after the earliest of (i) the Outside Date, and (ii) ten Business Days following receipt of such Termination Notice by the Breaching Party; provided that at the time of such termination, the breach or matters must not have been cured such that the ability to terminate on the basis set out in the Termination Notice ceases to exist. If the Terminating Party delivers a Termination Notice prior to the date of the Company Meeting, unless the Parties agree otherwise, the Company shall, to the extent permitted by Law, postpone or adjourn the Company Meeting to the earlier of (1) five Business Days prior to the Outside Date; and (2) the date that is ten Business Days following receipt of such Termination Notice by the Breaching Party. If such notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of such period.

Section 4.9   Insurance and Indemnification
(1)
The Purchaser will, or will cause the Company and its Subsidiaries to, maintain in effect for six years from the Effective Date customary policies of directors’ and officers’ liability insurance providing protection no less favourable to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date; provided, however, that the Purchaser acknowledges and agrees that prior to the Effective Time, notwithstanding any other provision hereof, the Company may, at its option, purchase prepaid run-off directors’ and officers’ liability insurance on terms substantially similar to the directors’ and officers’ liability policies currently maintained by the Company, but providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occurred on or prior to the Effective Date.
(2)
The Purchaser shall, following the Effective Date, honour and cause the Company to honour all rights to indemnification or exculpation in favour of present and former officers and directors of the Company and its Subsidiaries as provided in the constating documents of the Company or any of its Subsidiaries in effect as of the date of this Agreement or any Contract by which the Company or any of its Subsidiaries is bound and which is in effect as of the date hereof (including provisions relating to the advancement of expenses incurred in the defense of any action or suit), copies of which have been delivered to the Purchaser, will survive the completion of the Plan of Arrangement and continue in full force and effect and without modification for a period of not less than six (6) years from the Effective Time, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time.

(3)
If the Company or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not a continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, the Purchaser shall take commercially reasonable efforts to ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Company or its Subsidiaries) assumes all of the obligations set forth in this Section 4.9.

(4)
The Purchaser shall act as agent and trustee of the benefits of the foregoing for the current and former directors and officers of the Company for the purpose of Section 4.9(1). This Section 4.9 shall survive the execution and delivery of this Agreement and the completion of the Arrangement.

Section 4.10   SEC Deregistration and Stock Exchange Delisting
Prior to the Effective Time, the Company will cooperate with the Purchaser and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Securities Laws and other Laws and rules and policies of the SEC, CSE and OTCQX to enable the deregistration and delisting by the Company of the Company Subordinate Voting Shares from the U.S. Exchange Act, the CSE and the OTCQX promptly after the Effective Time.
Section 4.11   Interest Funding Support
The Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms it shall, on a monthly basis and within five Business Days of the receipt of written notice from the Company, provide the Company with a cash amount equal to the Incremental Interest Amount paid by or accrued by the Company in respect of the applicable month.
ARTICLE 5
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION
Section 5.1   Non-Solicitation
(1)
Except as expressly provided in this Article 5, the Company shall not, directly or indirectly, through any officer, director, employee, controlled affiliate, representative (including any financial or other adviser) or an agent of it, any of its respective Subsidiaries or through any party to the Support and Voting Agreements (collectively “Representatives”), or otherwise, and shall not permit any such Person to:

(a)
solicit, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any Subsidiary or entering into any form of arrangement, agreement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;
(b)
enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than the Purchaser) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided however, that (i) the Company may ascertain facts from the Person making such Acquisition Proposal for the sole purpose of the Board informing itself about such Acquisition Proposal and the Person that made it, and (ii) the Company may communicate with any Person for purposes of advising such Person of the restrictions in this Agreement and also advising such Person that their Acquisition Proposal does not constitute a Superior Proposal or is not reasonably expected to constitute or lead to a Superior Proposal, if applicable; or

(c)
enter into or publicly propose to enter into any arrangement, agreement or understanding in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.3).

(2)
Except as expressly provided in this Article 5, the Company shall not, directly or indirectly, through any Representative or otherwise, and shall not permit any such Person to:

(a)
make a Change in Recommendation; or

(b)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any publicly announced or otherwise publicly disclosed Acquisition Proposal (it being understood that taking no position or a neutral position with respect to a publicly announced or otherwise publicly disclosed Acquisition Proposal for a period of no more than five Business Days following the announcement or disclosure of such Acquisition Proposal will not be considered to be in violation of this Section 5.1 provided the Company Board has rejected such Acquisition Proposal and affirmed the Company Board Recommendation before the end of such five Business Day period).

(3)
At all times since November 21, 2021, the Company, its Subsidiaries and its Representatives have ceased and terminated, and caused to be terminated, any solicitation, discussion, negotiations, or other activities commenced with any Person (other than the Purchaser) which may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination the Company, its Subsidiaries and its Representatives have not and shall not longer provide access to any data room or provide any new disclosure of information, or access to properties, facilities, books and records of the Company or any of its Subsidiaries (other than to the Purchaser) outside the Ordinary Course.

(4)
The Company represents and warrants that since November 21, 2021, the Company has not waived any confidentiality, standstill or similar agreement to which the Company or any Subsidiary is a party, and covenants and agrees that (i) the Company shall take all necessary action to enforce each confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party, and (ii) neither the Company, nor any of its Subsidiaries nor any of their respective Representatives will, without the prior written consent of the Purchaser (which may be withheld or delayed in the Purchaser’s sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Company, or any of its Subsidiaries, under any confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party (it being acknowledged by the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(4)).

Section 5.2   Notification of Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives, receives, or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information that is made, or that may reasonably be perceived to be made, in connection with an Acquisition Proposal, including information, access, or disclosure relating to the properties, facilities, books or records of the Company or any of its Subsidiaries, the Company shall immediately notify the Purchaser, at first orally, and then promptly and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions and the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person. The Company shall keep the Purchaser informed on a current basis of the status of developments and (to the extent permitted by Section 5.3) negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request.
Section 5.3   Responding to Acquisition Proposal
(1)
Notwithstanding Section 5.1, if at any time, prior to obtaining the approval by the Company Shareholders of the Arrangement Resolution, the Company receives a written Acquisition Proposal, the Company may engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of the Company and its Subsidiaries if, and only if:

(a)
the Company Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal (disregarding for such determination any due diligence or access condition);

(b)
such Person was not restricted from making such Acquisition Proposal pursuant to an existing standstill or similar restriction;

(c)
the Company has been, and continues to be, in compliance with its obligations in all material respects under this Article 5; and

(d)
prior to providing any such copies, access, or disclosure, the Company enters into a confidentiality and standstill agreement with such Person having terms that are not less onerous than those set out in the Confidentiality Agreement and any such copies, access or disclosure provided to such Person shall have already been (or simultaneously be) provided to the Purchaser.

(2)
Nothing contained in this Agreement shall prevent the Company from:

(a)
complying with Section 2.17 of National Instrument 62-104 — Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular (or similar document) in respect of an Acquisition Proposal; or

(b)
calling and/or holding a meeting of Company Shareholders requisitioned by the Company Shareholders in accordance with Law or taking any other action with respect to an Acquisition Proposal to the extent ordered or otherwise mandated by a court of competent jurisdiction in accordance with Law.

Section 5.4   Right to Match
(1)
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Company Shareholders, the Company Board may authorize the Company to, subject to compliance with Section 7.4, enter into a definitive agreement with respect to such Superior Proposal, if and only if:

(a)
the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing standstill or similar restriction;

(b)
the Company has been, and continues to be, in compliance in all material respects with its obligations under Article 5;

(c)
the Company has delivered to the Purchaser a written notice of the determination of the Company Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Company Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Company Board regarding the value and financial terms that the Company Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(d)
at least five Business Days (the “Matching Period”) have elapsed from the date on which the Purchaser received the Superior Proposal Notice from the Company;

(e)
during any Matching Period, the Purchaser has had the opportunity (but not the obligation), in accordance with Section 5.4(2), to offer to the Company to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(f)
if the Purchaser has offered to the Company to amend this Agreement and the Arrangement under Section 5.4(2), the Company Board has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisers, that such Acquisition Proposal continues to constitute a Superior Proposal compared to the terms of the Arrangement as proposed to be amended by the Purchaser under Section 5.4(2);

(g)
the Company Board has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisors that it is appropriate for the Company to enter into a definitive agreement with respect to such Superior Proposal; and

(h)
prior to or concurrent with entering into such definitive agreement the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii) and pays the Termination Fee pursuant to Section 7.4.

(2)
During the Matching Period, or such longer period as the Company may approve in writing for such purpose: (a) the Company Board shall review any offer made by the Purchaser under Section 5.4(1)(e) to amend the terms of this Agreement and the Arrangement in good faith, in consultation with the Company’s outside legal counsel and financial advisers, in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) if the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of such amendment, the Company shall negotiate in good faith with the Purchaser to make such amendments to the terms of this Agreement and the Arrangement as would enable the Purchaser to proceed with the transactions contemplated by this Agreement on such amended terms. If the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company shall promptly so advise the Purchaser and the Parties shall amend this Agreement to reflect such offer made by the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)
Each successive amendment or modification to any Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of this Section 5.4, and the Purchaser shall be afforded a new five Business Day matching period from the date on which the Purchaser received the new Superior Proposal Notice from the Company.

(4)
At the Purchaser’s request, the Company Board shall promptly reaffirm the Company Board Recommendation by press release after the Company Board determines that an Acquisition Proposal is not a Superior Proposal or the Company Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.
(5)
If the Company provides a Superior Proposal Notice to the Purchaser on or after a date that is less than ten Business Days before the Company Meeting, the Company shall, at the Purchaser’s request, postpone the Company Meeting to a date acceptable to both Parties (acting reasonably) that is not more than ten Business Days after the scheduled date of the Company Meeting but before the Outside Date.

Section 5.5   Breach by Subsidiaries and Representatives
Without limiting the generality of the foregoing, the Parties shall advise their Subsidiaries and their respective Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by a Party, its Subsidiaries or their respective Representatives is deemed to be a breach of this Article 5 by such Party.
ARTICLE 6
CONDITIONS
Section 6.1   Mutual Conditions Precedent
The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied, which conditions may only be waived, in whole or in part, by the mutual written consent of each of the Parties:
(1)
Arrangement Resolution.   The Arrangement Resolution has been approved and adopted by the Company Shareholders at the Company Meeting in accordance with the Interim Order.

(2)
Interim and Final Order.   The Interim Order and the Final Order have both been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(3)
United States Securities Laws.   The issuance of the Consideration Shares will be exempt from the registration requirements of the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption.

(4)
Canadian Securities Laws.   The distribution of the Consideration pursuant to the Arrangement shall be exempt from the prospectus and registration requirements of Canadian Securities Laws either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces of Canada or by virtue of exemptions under Canadian Securities Laws and shall not be subject to resale restrictions under Canadian Securities Laws (other than as applicable to control persons or pursuant to Section 2.6 of National Instrument 45-102 — Resale of Securities).

(5)
Illegality.   No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.

(6)
No Legal Action.   There shall not have been any injunction, judgment, decree or other order issued by a court of competent jurisdiction to prevent the consummation of the Arrangement or the other transactions contemplated by this Agreement.

(7)
Antitrust Approvals.   The Antitrust Approvals will have been achieved on terms that are reasonably satisfactory to the Parties, each acting reasonably, and the Antitrust Approvals shall be in force.

(8)
FIRPTA Certificate.   The Company shall issue: (i) a certification satisfying the requirements under Treasury Regulations Section 1.1445-2(c)(3) certifying that the interests in the Company do not constitute United States real property interests within the meaning of Section 897(c)(1) of the Code and (ii) a notice addressed to the IRS, signed by the Company, satisfying the requirements under Treasury Regulations Section 1.897-2(h)(2).

Section 6.2   Additional Conditions Precedent to the Obligations of the Purchaser
The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
(1)
Representations and Warranties.   The representations and warranties of the Company set forth in: Section 1.1(a) (Board Approval), Section 1.1(c) (Organization and Qualification) and Section 1.1(g) (Capitalization) of Schedule “C” will be true and correct as of the Effective Time, in all material respects, and all other representations and warranties of the Company set forth in this Agreement will be true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be true and correct at such time would not, individually or in the aggregate, be a Material Adverse Effect in respect of the Company (disregarding any materiality or Material Adverse Effect qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of the Company), in each case as though made on and as of such date and time (except to the extent that any of such representations and warranties expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), and the Company shall have delivered a certificate confirming same to the Purchaser, executed by two officers or directors of the Company (in each case without personal liability), dated the Effective Date.

(2)
Performance of Covenants.   The Company has fulfilled or complied in all material respects with each of its covenants contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Date, and has delivered a certificate confirming same to the Purchaser, executed by two officers or directors of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(3)
Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public), any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have, a Material Adverse Effect on the Company, and the Company has delivered a certificate confirming same to the Purchaser, executed by two officers or directors of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(4)
Dissent Rights.   Dissent Rights shall not have been exercised with respect to more than 3.0% of the issued and outstanding Company Shares.

(5)
Closing Regulatory Approval.   The Closing Regulatory Approval shall have been obtained or received.

Section 6.3   Additional Conditions Precedent to the Obligations of the Company
The Company is not required to complete the Arrangement unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(1)
Representations and Warranties.   The representations and warranties of the Purchaser set forth in: Section 1.2(a) (Board Approval), Section 1.2(b) (Organization and Qualification) and Section 1.2(e) (Capitalization) of Schedule “D” will be true and correct as of the Effective Time, in all material respects, and all other representations and warranties of the Purchaser set forth in this Agreement will be true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be true and correct at such time would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of the Purchaser (disregarding any materiality or Material Adverse Effect qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect in respect of the Purchaser), in each case as though made on and as of such date and time (except to the extent that any of such representations and warranties expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), and the Purchaser shall have delivered a certificate confirming same to the Company, executed by two officers or directors of the Purchaser (in each case without personal liability), dated the Effective Date.
(2)
Performance of Covenants.   The Purchaser has fulfilled or complied in all material respects with each of its covenants contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Date, and has delivered a certificate confirming same to the Company, executed by two officers of the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

(3)
Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have a Material Adverse Effect on the Purchaser, and the Purchaser has delivered a certificate confirming same to the Company, executed by two officers of the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

Section 6.4   Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time.
ARTICLE 7
TERM AND TERMINATION
Section 7.1   Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 7.2   Termination
(1)
This Agreement may be terminated prior to the Effective Time (notwithstanding any approval of this Agreement or the Arrangement Resolution by the Company Shareholders or the approval of the Arrangement by the Court) by:

(a)
the mutual written agreement of the Parties; or

(b)
either the Company or the Purchaser if:

(i)
the Required Approval is not obtained at the Company Meeting in accordance with the Interim Order, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the Required Approval has been caused by, or is a result of, a breach by such Party of any of its covenants or agreements under this Agreement;

(ii)
after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this Agreement pursuant to this Section 7.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(iii)
the Effective Time has not occurred by the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its covenants or agreements under this Agreement;

(c)
the Company:

(i)
after it has delivered a Termination Notice to the Purchaser in accordance with and pursuant to the terms of Section 4.8(3); provided that the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) or Section 6.2(2) not to be satisfied;

(ii)
if prior to the approval by the Company Shareholders of the Arrangement Resolution, the Company Board authorizes the Company to enter into a definitive written agreement with respect to a Superior Proposal (other than a confidentiality agreement permitted by and in accordance with Section 5.3), provided the Company is then in compliance with Article 5 and that prior to or concurrent with such termination the Company pays the Termination Fee in accordance with Section 7.4;

(iii)
if the Purchaser breaches Section 4.11; or

(iv)
if any event occurs as a result of which the condition set forth in Section 6.3(3) [No Material Adverse Effect] is not capable of being satisfied by the Outside Date.

(d)
The Purchaser:

(i)
after it has delivered a Termination Notice to the Company in accordance with and pursuant to the terms of Section 4.8(3); provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 6.3(1) or Section 6.3(2) not to be satisfied;

(ii)
if the Company Board or any committee of the Company Board fails to recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so, or fails to publicly reaffirm (without qualification) within five Business Days after having been requested in writing by the Purchaser to do so, the Company Board Recommendation, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after first learning of an Acquisition Proposal or takes any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Company Board or a committee of the Company Board does not unanimously support the Arrangement and this Agreement or does not unanimously believe that the Arrangement and this Agreement are in the best interest of the Company and its security holders (in each case, a “Change in Recommendation”), or the Company Board or any committee of the Company Board resolves or proposes to take any of the foregoing actions;

(iii)
if the Company breaches Article 5;

(iv)
any event occurs as a result of which the conditions set forth in Section 6.2(3) [No Material Adverse Effect] is not capable of being satisfied by the Outside Date; or

(v)
any other conditions set forth in Section 6.1 or Section 6.2 is not satisfied, and such condition is incapable of being satisfied or prior to the Effective Time.

Section 7.3   Effect of Termination/Survival
(1)
If this Agreement is terminated pursuant to Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that this Section 7.3, Section 2.4(8), Section 7.4 through to and including Section 8.14, and the provisions of the Confidentiality Agreement shall survive in accordance with their terms, and provided further that no Party shall be relieved of any liability for any fraud in connection with this Agreement, the Plan of Arrangement and related documents and transactions or the willful breach by it of this Agreement occurring prior to such termination.
(2)
As used in this Section 7.3, “willful breach” means a breach that is a consequence of an act undertaken by the breaching party with the actual knowledge that the taking of such act would, or would be reasonably expected to, cause a breach of this Agreement.

Section 7.4   Termination Fee and Transaction Expenses
(1)
Despite any other provision in this Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, if an Expense Fee Event or Termination Fee Event occurs, the Party giving rise to the Expense Fee Event or Termination Fee Event shall pay the Transaction Expenses or Termination Fee to the other Party, in each case in accordance with the terms of this Section 7.4.

(2)
For purposes of this Agreement, (i) “Transaction Expenses” means all out-of- pocket fees and expenses incurred by a Party in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Party incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, and including all fairness opinion fees, legal fees, advisor and accounting fees to a maximum of $3,000,000; and (ii) “Expense Fee Event” means the termination of this Agreement:

(a)
by the Purchaser, pursuant to Section 7.2(1)(d)(i);

(b)
by the Purchaser pursuant to Section 7.2(1)(d)(iv), as a result of which the conditions set forth in Section 6.2(3) [No Material Adverse Effect] is not capable of being satisfied by the Outside Date;

(c)
by the Company pursuant to Section 7.2(1)(c)(i); or

(d)
by the Company pursuant to Section 7.2(1)(c)(iv) [No Material Adverse Effect].

(3)
The Transaction Expenses shall be paid by wire transfer of immediately available funds within five Business Days of receipt of an invoice therefor, as follows:

(a)
by the Company if an Expense Fee Event occurs due to a termination of this Agreement described in Section 7.4(2)(a) or Section 7.4(2)(b); or

(b)
by the Purchaser if an Expense Fee Event occurs due to a termination of this Agreement described in Section 7.4(2)(c) or Section 7.4(2)(d).

Any invoice shall include a summary of all Transaction Expenses and all such other documentation reasonably requested by the Party who is responsible for making payment of the Transaction Expenses.
(4)
In the event a Party has paid the other Party any Transaction Expenses, and a Termination Fee Event occurs pursuant to which the Termination Fee is or becomes payable, any amounts paid as Transaction Expenses shall be deducted from the Termination Fee otherwise payable.

(5)
For the purposes of this Agreement, (i) “Termination Fee” means $14,875,000; and (ii) “Termination Fee Event” means the termination of this Agreement:

(a)
by the Purchaser, pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation] or Section 7.2(1)(d)(iii) [Breach of Article 5] if the breach of Article 5 was a breach in any material respect;

(b)
by the Company pursuant to Section 7.2(1)(c)(iii) [Breach of Section 4.11];

(c)
by the Company pursuant to Section 7.2(1)(c)(ii) [Superior Proposal]; or

(d)
by the Company or the Purchaser pursuant to Section 7.2(1)(b)(i) [Failure of Shareholders to Approve] or Section 7.2(1)(b)(iii) [Effective Time not prior to Outside Date] if:

(i)
prior to such termination, an Acquisition Proposal is made or publicly announced by any Person other than the Purchaser or any of its affiliates or any Person (other than the Purchaser or any of its affiliates) shall have publicly announced an intention to do so; and

(ii)
within 12 months following the date of such termination, (X) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated, or (Y) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal, and such Acquisition Proposal is later consummated (whether or not within 12 months after such termination).

For purposes of the foregoing, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more”.
(6)
The Termination Fee shall be paid by wire transfer of immediately available funds as follows:

(a)
by the Company:

(i)
if a Termination Fee Event occurs due to a termination of this Agreement described in Section 7.4(5)(a), within two Business Days of the occurrence of such Termination Fee Event;

(ii)
if a Termination Fee Event occurs due to a termination of this Agreement described in Section 7.4(5)(c), concurrently with such termination, along with the aggregate amount of the Incremental Interest Amount paid by the Purchaser to the Company pursuant to Section 4.11; or

(iii)
if a Termination Fee Event occurs due to a termination of this Agreement described in Section 7.4(5)(d), on the consummation of the Acquisition Proposal referred to in Section 7.4(5)(d); or

(b)
by the Purchaser if a Termination Fee Event occurs due to a termination of this Agreement described in Section 7.4(5)(b), concurrently with such termination.

(7)
The Parties acknowledge that the agreements contained in this Section 7.4 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the amounts set out in this Section 7.4 represent agreed liquidated damages, and is not a penalty. Each Party irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive. For greater certainty, if the Company breaches Article 5, the Purchaser shall not be obligated to terminate the Agreement pursuant to Sections 7.2(1)(d)(iii) or 7.2(1)(d)(ii) as a result of such breach and shall continue to have the rights to seek injunctive relief or specific performance in respect thereof in accordance with Section 8.5 of this Agreement.

(8)
Each Party agrees that the payment of the Termination Fee pursuant to this Section 7.4 is the sole monetary remedy as a result of the occurrence of any of the events given rise to the payment of the Termination Fee as provided in this Section 7.4. Subject to the immediately preceding sentence, nothing in this Agreement shall preclude a Party from seeking and being awarded damages in respect of losses incurred or suffered by such Party as a result of any breach of this Agreement by the other Party, seeking and obtaining injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement or otherwise, or seeking and being awarded specific performance of any of such covenants or agreements, without the necessity of posting a bond or security in connection therewith.

ARTICLE 8
GENERAL PROVISIONS
Section 8.1   Amendments
This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, and any such amendment may, subject to the Interim Order and the Final Order and Law, without limitation:
(1)
change the time for performance of any of the obligations or acts of the Parties;

(2)
modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(3)
waive compliance with or modify any inaccuracies or any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(4)
waive compliance with or modify any mutual conditions contained in this Agreement,

provided that such modification or amendment does not invalidate the approval of the Arrangement Resolution by the Company Shareholders.
Section 8.2   Expenses
(1)
Except as otherwise provided in this Agreement, all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

(2)
Except as set forth on Section 1.1(uu) of the Company Disclosure Letter, the Company confirms that no broker, finder or investment banker is or will be entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

Section 8.3   Notices
Any notice, direction or other communication given pursuant to this Agreement (each a “Notice”) must be in writing, sent by hand delivery, courier or email and is deemed to be given and received: (i) on the date of delivery by hand or courier if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in the place of receipt), and otherwise on the next Business Day; or (ii) if sent by email on the date of transmission if it is a Business Day and transmission was made prior to 5:00 p.m. (local time in the place of receipt) and otherwise on the next Business Day, in each case to the Parties at the following addresses (or such other address for a Party as specified by like Notice):
(a)
to the Company at:

Goodness Growth Holdings, Inc.
207 South 9th Street
Minneapolis, Minnesota 55402
Attention:
Kyle E. Kingsley, Chief Executive Officer and Chairman

E-mail:
[REDACTED]

with a copy to:
DLA Piper (Canada) LLP
100 King Street West, Suite 6000
Toronto, Ontario M5X 1E2
Attention:
Russel Drew / Chris Pejovic

E-mail:
[REDACTED]

and to:
DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York 10020
Attention:
Christopher Giordano

E-mail:
[REDACTED]

(b)
to the Purchaser at:

Verano Holdings Corp.
415 North Dearborn Street, 4th Floor
Chicago, Illinois 60654
Attention:
George Archos, Chairman and Chief Executive Officer

E-mail:
[REDACTED]

with a copy to:
Dentons Canada LLP
77 King Street West, Suite 400
Toronto-Dominion Centre
Toronto, Ontario M5K 0A1
Attention:
Ora Wexler / Eric Foster

E-mail:
[REDACTED]

Rejection or other refusal to accept, or inability to deliver because of changed address of which no Notice was given, shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver. Sending a copy of a Notice to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the Notice to that Party. The failure to send a copy of a Notice to legal counsel does not invalidate delivery of that Notice to a Party.
Section 8.4   Time of the Essence
Time is of the essence in this Agreement.
Section 8.5   Injunctive Relief
The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by a Party in accordance with their specific terms or were otherwise breached by a Party. Subject to Section 7.4, it is accordingly agreed that each Party shall be entitled to injunctive and other equitable relief to prevent breaches of this Agreement and to enforce compliance with the terms of this Agreement against the other Party, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which a Party may be entitled at law or in equity.
Section 8.6   Third Party Beneficiaries
(1)
Except as provided in Section 2.4 and Section 4.9, which, without limiting its terms, is intended as stipulations for the benefit of the third parties mentioned in such provisions (such third parties referred to in this Section 8.6 as the “Indemnified Persons”), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(2)
Despite the foregoing, the Purchaser acknowledges to each of the Indemnified Persons their direct rights against it under Section 2.4 and Section 4.9 of this Agreement, which is intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives, and for such purpose, the Company confirms that it is acting as trustee on their behalf, and agrees to enforce such provision on their behalf. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party, without notice to or consent of that Person, including any Indemnified Person.
Section 8.7   Waiver
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
Section 8.8   Entire Agreement
This Agreement, together with the Confidentiality Agreement, constitutes the entire agreement between the Company, on one hand, and the Purchaser, on the other hand, with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements, agreements, understandings, negotiations and discussions, whether oral or written, between the Company, on one hand, and the Purchaser, on the other hand. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Company, on one hand, and the Purchaser, on the other hand in connection with the subject matter of this Agreement, other than those contained in this Agreement and the Confidentiality Agreement. The Company, on one hand, and the Purchaser, on the other hand, have not relied and are not relying on any other information, discussion, arrangement, agreement or understanding in entering into and completing the transactions contemplated by this Agreement.
Section 8.9   Successors and Assigns
(1)
This Agreement becomes effective only when executed by the Company and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Company and the Purchaser and their respective successors and permitted assigns.

(2)
Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party, provided however that the Purchaser (or any permitted assign of the Purchaser) may, at any time, assign its rights and obligations under this Agreement without such consent to an affiliate of the Purchaser if such assignee delivers an instrument in writing confirming that it is bound by and shall perform all of the obligations of the assigning party under this Agreement as if it were an original signatory and provided further that the assigning party shall not be relieved of its obligations hereunder.

Section 8.10   Severability
If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 8.11   Governing Law
(1)
This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)
Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.12   Rules of Construction
The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.
Section 8.13   No Liability
No director or officer of the Purchaser or any of its Subsidiaries shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered on behalf of the Purchaser or any of its Subsidiaries under this Agreement. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Purchaser under this Agreement or any other document delivered on behalf of the Company or any of its Subsidiaries under this Agreement.
Section 8.14   Counterparts
This Agreement may be executed in any number of counterparts (including counterparts by facsimile or portable document format by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.
VERANO HOLDINGS CORP.
By:
(signed) “Kyle Kingsley”

Authorized Signing Officer
GOODNESS GROWTH HOLDINGS, INC.
By:
(signed) “Darren Weiss”

Authorized Signing Officer

APPENDIX “C” — PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT
UNDER DIVISION 5 OF PART 9 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1   INTERPRETATION
Section 1.1   Definitions
In this Plan of Arrangement, unless there is something in the subject matter or context clearly inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:
(1)   “2019 Company Equity Incentive Plan” means the equity incentive plan of the Company, approved by the Company Shareholders on March 9, 2019, as constituted immediately prior to the Effective Time;
(2)   “Arrangement” means the arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to the Arrangement made in accordance with the terms of the Arrangement Agreement or Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
(3)   “Arrangement Agreement” means the arrangement agreement dated as of January 31, 2022 between the Purchaser and the Company, including the schedules and exhibits thereto, providing for, among other things, the Arrangement, as the same may be amended, supplemented or restated;
(4)   “Arrangement Resolution” means the special resolution approving the Arrangement, substantially in the form attached as Schedule B to the Arrangement Agreement, passed by the Company Shareholders at the Meeting;
(5)   “BCBCA” means the Business Corporations Act (British Columbia), as amended;
(6)   “Business Day” means any day (other than a Saturday, a Sunday, a Canadian or U.S. statutory or civic holiday) on which commercial banks located in Vancouver, British Columbia, New York, New York and Chicago, Illinois are open for the conduct of business;
(7)   “Code” means the United States Internal Revenue Code of 1986, as amended;
(8)   “Company” means Goodness Growth Holdings, Inc., a corporation existing under the BCBCA;
(9)   “Company Multiple Voting Shares” means the shares in the capital of the Company designated as multiple voting shares, each currently entitling the holder thereof to one hundred (100) votes per share at shareholder meetings of the Company;
(10)   “Company MVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Company Multiple Voting Shares in the Company’s articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Company Multiple Voting Shares, expressed as the number of Company Subordinate Voting Shares for each Company Multiple Voting Share, which Conversion Ratio as of the date of the Arrangement Agreement is 100 to 1;
(11)   “Company MVS Warrants” means, collectively: (i) the warrants to purchase Company Multiple Voting Shares issued by the Company on March 18, 2019 and expiring on March 18, 2022, and (ii) the warrants to purchase Company Multiple Voting Shares issued by the Company on September 11, 2019 and expiring on September 11, 2022;
(12)   “Company Options” means the outstanding options, if any, to purchase Company Subordinate Voting Shares, issued pursuant to the 2019 Company Equity Incentive Plan;

(13)   “Company RSUs” means the outstanding restricted stock units, if any, granted under the 2019 Company Equity Incentive Plan;
(14)   “Company Securityholders” means, collectively, the Company Shareholders, the holders of Company Options, the holders of Company Warrants, the holders of Company MVS Warrants and the holders of Company RSUs;
(15)   “Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;
(16)   “Company Shares” means, collectively, the Company Subordinate Voting Shares, Company Multiple Voting Shares and Company Super Voting Shares;
(17)   “Company Subordinate Voting Shares” means the shares in the capital of the Company designated as subordinate voting shares, each entitling the holder thereof to one (1) vote per share at shareholder meetings of the Company;
(18)   “Company Super Voting Shares” means the shares in the capital of the Company designated as super voting shares, each entitling the holder thereof to one thousand (1,000) votes per share at shareholder meetings of the Company;
(19)   “Company SVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Company Super Voting Shares in the Company’s articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Company Super Voting Shares, expressed as the number of Company Multiple Voting Shares for each Company Super Voting Share, which Conversion Ratio as of the date of the Arrangement Agreement is 1 to 1;
(20)   “Company Warrants” means the warrants to purchase Company Subordinate Voting Shares issued by the Company on March 25, 2021 and expiring on March 25, 2026;
(21)   “Court” means the Supreme Court of British Columbia;
(22)   “Depositary” means Odyssey Trust Company;
(23)   “Dissent Rights” has the meaning ascribed to such term in Section 4.1(1);
(24)   “Dissent Share” means a Company Share held by a Dissenting Shareholder who is ultimately determined to be entitled to be paid the fair value of his, her or its Company Shares in respect of which such Dissenting Shareholder has exercised Dissent Rights;
(25)   “Dissenting Shareholder” means a registered holder of Company Shares who has duly and validly exercised the Dissent Rights in respect of the Arrangement in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;
(26)   “Effective Date” means the date designated by the Company and the Purchaser by notice in writing as the effective date of the Arrangement, after all of the conditions to the completion of the Arrangement as set out in the Arrangement Agreement and the Final Order have been satisfied (to the extent capable of being satisfied prior to the Effective Time) or waived;
(27)   “Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time on the Effective Date as the Parties may agree to in writing before the Effective Date;
(28)   “Exchange Ratio” means 0.22652 of a Purchaser Share for each Company Subordinate Voting Share;
(29)   “Final Order” means the final order of the Court approving the Arrangement under subsection 291(4) of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;
(30)   “Governmental Entity” means: (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public body, authority or department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, ministry, governor in council, agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the above; (iii) any quasi-governmental, administrative or private body, including any tribunal, commission, committee, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (iv) any stock exchange, including the Canadian Securities Exchange;
(31)   “holder” means, when used with reference to any securities of the Company or the Purchaser, the holder of such securities shown from time to time in the central securities register maintained by or on behalf of Company or the Purchaser, as applicable, in respect of such securities;
(32)   “Interim Order” means the interim order of the Court pursuant to subsection 291(2) of the BCBCA in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
(33)   “In-The-Money Amount” means, in respect of an option at a particular time, the amount, if any, by which the aggregate fair market value at that time of the securities subject to such option exceeds the exercise price of such option;
(34)   “Law” means any and all applicable law (statutory, common or otherwise), statute, by-law, constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended; “applicable” with respect to such Laws and, in the context that refers to any Person, means such Laws as are applicable at the relevant time or times to such Person or its business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over such Person or its business, undertaking, property or securities;
(35)   “Letter of Transmittal” means the letter of transmittal to be delivered by the Company Shareholders to the Depositary as described therein;
(36)   “Lien” means any mortgage, deed of trust, charge, pledge, hypothec, security interest, prior claim, encroachments, option, easement, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;
(37)   “Meeting” means the special meeting of the Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution;
(38)   “MVS Consideration” means that number of Purchaser Shares equal to the product obtained when (i) the Subordinate Voting Share Consideration is multiplied by (ii) the Company MVS Conversion Ratio in effect at the Effective Time;
(39)   “paid-up capital” shall have the meaning ascribed to such term in the Tax Act;
(40)   “Parties” means the Company and the Purchaser;

(41)   “Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status;
(42)   “Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations thereto made in accordance with Article 6 hereof or with the Arrangement Agreement or made at the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably;
(43)   “Purchaser” means Verano Holdings Corp., a corporation incorporated under the BCBCA;
(44)   “Purchaser Shares” means the shares in the capital of the Purchaser designated as class A subordinate voting shares, each entitling the holder thereof to one (1) vote per share at shareholder meetings of the Purchaser;
(45)   “Registrar” means the person appointed as the Registrar of Companies pursuant to section 400 of the BCBCA;
(46)   “Replacement MVS Warrant” has the meaning ascribed to such term in Section 3.1(10);
(47)   “Replacement Warrant” has the meaning ascribed to such term in Section 3.1(9);
(48)   “Subordinate Voting Share Consideration” means 0.22652 of a Purchaser Share per Company Subordinate Voting Share;
(49)   “SVS Consideration” means that number of Purchaser Shares equal to the product obtained when (i) the Subordinate Voting Share Consideration, is multiplied by (ii) the product of (A) the Company SVS Conversion Ratio in effect at the Effective Time, multiplied by (B) the Company MVS Conversion Ratio in effect at the Effective Time;
(50)   “Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended; and
(51)   “U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise clearly requires.
Section 1.2   Interpretation Not Affected by Headings
The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “paragraph” followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.
Section 1.3   Number, Gender and Persons
In this Plan of Arrangement, unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa; words imparting any gender shall include all genders and the neuter gender; and words imparting persons shall include individuals, partnerships, limited liability companies, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities and other entities.
Section 1.4   Date of Any Action
If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.5   Time
Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the Letter of Transmittal refer to the local time of the Company (being the time in Vancouver, British Columbia) unless otherwise stipulated herein or therein.
Section 1.6   Statutory References
Unless otherwise indicated, references in this Plan of Arrangement to any statute include all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.
Section 1.7   Currency
Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada, and “$” refers to Canadian dollars.
ARTICLE 2   EFFECT OF THE ARRANGEMENT
Section 2.1   Arrangement Agreement
This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. This Plan of Arrangement constitutes an arrangement as referred to in section 288 of the BCBCA.
Section 2.2   Binding Effect
This Plan of Arrangement will become effective commencing at the Effective Time and shall be binding upon the Company, the Purchaser, the Company Securityholders, the Depositary, the transfer agents in respect of the Company Shares and the Purchaser Shares and all other Persons, in each case without any further act or formality required on the part of any Person. Each Company Securityholder shall, in respect of any step in Section 3.1 applicable to such Company Securityholder, be deemed, at the time such step occurs, to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exercise, convert, transfer or exchange (as the case may be) all Company Shares, Company Options, Company Warrants, Company MVS Warrants or Company RSUs, as applicable, held by such holder in accordance with such step.
Section 2.3   Transfers Free and Clear
Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens, claims and encumbrances.
Section 2.4   Effective Time of Transactions
The transfers, exchanges, issuances and cancellations provided for in Section 3.1 shall occur, and shall be deemed to occur, at the time and in the order specified in Section 3.1, notwithstanding that certain of the procedures related thereto may not be completed until after such time.
ARTICLE 3   ARRANGEMENT
Section 3.1   The Arrangement
Commencing at the Effective Time, each of the transactions or events set out below shall, unless otherwise specifically provided in this Section 3.1, occur and be deemed to occur in the following sequence and immediately following the immediately preceding transaction or event, in each case without any further authorization, act or formality on the part of any Person:
(1)   each Dissent Share held by a Dissenting Shareholder shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser, and upon such transfer:

(a)   such Dissenting Shareholder will cease to be the holder of such Dissent Share or to have any rights as a holder in respect of such Dissent Share, other than the right to be paid the fair value of such Dissent Share determined and payable in accordance with Article 4; and
(b)   the former holders of such Dissent Shares shall be removed from the Company’s central securities register for the Company Shares in respect of such Dissent Shares;
(2)   subject to Section 5.3, each Company Multiple Voting Share (other than any Dissent Share) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser to such holder of the MVS Consideration, and upon such exchange:
(a)   the former holder of such exchanged Company Multiple Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the MVS Consideration issuable in respect of such Company Multiple Voting Share pursuant to this Section 3.1(2);
(b)   the former holders of such exchanged Company Multiple Voting Shares shall be removed from the Company’s central securities register for the Company Multiple Voting Shares;
(c)   the former holders of such exchanged Company Multiple Voting Shares shall be entered in the Purchaser’s central securities register for the Purchaser Shares in respect of the Purchaser Shares issued to such holders pursuant to this Section 3.1(2); and
(d)   the Purchaser will be, and will be deemed to be, the legal and beneficial owner of such transferred Company Multiple Voting Shares and will be entered in the central securities register of the Company as the sole holder thereof;
(3)   concurrently with the exchange of Company Multiple Voting Shares pursuant to Section 3.1(2), there shall be added to the capital of the Purchaser Shares, in respect of the Purchaser Shares issued pursuant to Section 3.1(2), an amount equal to the product obtained when (i) the paid-up capital of the Company Multiple Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Company Multiple Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Company Multiple Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;
(4)   subject to Section 5.3, each Company Super Voting Share (other than any Dissent Share) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser to such holder of the SVS Consideration, and upon such exchange:
(a)   the former holder of such exchanged Company Super Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the SVS Consideration issuable in respect of such Company Super Voting Share pursuant to this Section 3.1(4);
(b)   the former holders of such exchanged Company Super Voting Shares shall be removed from the Company’s central securities register for the Company Super Voting Shares;
(c)   the former holders of such exchanged Company Super Voting Shares shall be entered in the Purchaser’s central securities register for the Purchaser Shares in respect of the Purchaser Shares issued to such holders pursuant to this Section 3.1(4); and
(d)   the Purchaser will be, and will be deemed to be, the legal and beneficial owner of such transferred Company Super Voting Shares and will be entered in the central securities register of the Company as the sole holder thereof;
(5)   concurrently with the exchange of Company Super Voting Shares pursuant to Section 3.1(4), there shall be added to the capital of the Purchaser Shares, in respect of the Purchaser Shares issued pursuant to Section 3.1(4), an amount equal to the product obtained when (i) the paid-up capital of the Company Super Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Company Super Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Company Super Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;
(6)   subject to Section 5.3, each Company Subordinate Voting Share (other than any Dissent Share) outstanding immediately prior to the Effective Time (including any Company Subordinate Voting Shares issued pursuant to Section 3.1(2)) shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser to such holder of the Subordinate Voting Share Consideration, and upon such exchange:
(a)   the former holder of such exchanged Company Subordinate Voting Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the Subordinate Voting Share Consideration issuable in respect of such Company Subordinate Voting Share pursuant to this Section 3.1(6);
(b)   the former holders of such exchanged Company Subordinate Voting Shares shall be removed from the Company’s central securities register for the Company Subordinate Voting Shares;
(c)   the former holders of such exchanged Company Subordinate Voting Shares shall be entered in the Purchaser’s central securities register for the Purchaser Shares in respect of the Purchaser Shares issued to such holders pursuant to this Section 3.1(6); and
(d)   the Purchaser will be, and will be deemed to be, the legal and beneficial owner of such transferred Company Subordinate Voting Shares and will be entered in the central securities register of the Company as the sole holder thereof;
(7)   concurrently with the exchange of Company Subordinate Voting Shares pursuant to Section 3.1(6), there shall be added to the capital of the Purchaser Shares, in respect of the Purchaser Shares issued pursuant to Section 3.1(6), an amount equal to the product obtained when (i) the paid-up capital of the Company Subordinate Voting Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Company Subordinate Voting Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Company Subordinate Voting Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;
(8)   in accordance with the terms of the 2019 Company Equity Incentive Plan, the terms of each Company Option outstanding immediately prior to the Effective Time shall be adjusted so that, upon exercise of such Company Option, the holder shall, upon payment of the exercise price under such Company Option, be entitled to receive, in substitution for the number of Company Subordinate Voting Shares subject to such Company Option, that number of Purchaser Shares equal to the product obtained when the number of Company Subordinate Voting Shares subject to such Company Option immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the exercise price per Purchaser Share under such Company Option immediately following the adjustment pursuant to this Section 3.1(8) shall equal the exercise per Company Share under such Company Option immediately prior to the Effective Time divided by the Exchange Ratio, the Company Options shall not be exchanged or otherwise replaced by this Plan of Arrangement, and, subject to this Section 3.1(8), shall continue to be governed by the 2019 Company Equity Incentive Plan on the same terms and conditions as were applicable to such Company Options immediately prior to the Effective Time. Notwithstanding the foregoing, if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act, the exercise price of a Company Option adjusted in accordance with the foregoing shall be increased such that the In-The-Money Amount of the Company Option immediately after such adjustment does not exceed the In-The-Money Amount of the Company Option immediately before such adjustment. For any Company Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it is intended that such adjustment will comply with Treasury Regulation Section 1.424(1)(a). or any Company Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment will be implemented in a manner intended comply with Section 409A of the Code;

(9)   each Company Warrant outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, adjusted in accordance with its terms for a Purchaser warrant (each, a “Replacement Warrant”) which will entitle the holder to purchase from the Purchaser that number of Purchaser Shares equal to the product obtained when the number of Company Subordinate Voting Shares issuable on exercise of such exchanged Company Warrant immediately prior to the Effective Time is multiplied by the Exchange Ratio, at an exercise price per Purchaser Share equal to the exercise price per share under such exchanged Company Warrant immediately prior to the Effective Time divided by the Exchange Ratio (provided that if the exercise of Replacement Warrants by a holder would otherwise result in the aggregate number of Purchaser Shares issuable to such holder including a fraction of a Purchaser Share, the aggregate number of Purchaser Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Company Warrant, and such exchanged Company Warrant shall thereupon be cancelled. Any document previously evidencing such Company Warrant shall thereafter represent only the right to receive, in exchange therefore, the Replacement Warrant that the holder of such document is entitled to receive. For greater certainty, the Company Warrants shall not be exchanged or otherwise replaced by this Plan of Arrangement;
(10)   each Company MVS Warrant outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, adjusted in accordance with its terms for a Purchaser warrant (each, a “Replacement MVS Warrant”) which will entitle the holder to purchase from the Purchaser that number of Purchaser Shares equal to the product obtained when the number of Company Multiple Voting Shares issuable on exercise of such exchanged Company MVS Warrant immediately prior to the Effective Time is multiplied by the product of, (A) the Exchange Ratio, and (B) the Company MVS Conversion Ratio, at an exercise price per Purchaser Share equal to the exercise price per share under such exchanged Company MVS Warrant immediately prior to the Effective Time divided by the product of (A) the Exchange Ratio, and (B) the Company MVS Conversion Ratio (provided that if the exercise of Replacement MVS Warrants by a holder would otherwise result in the aggregate number of Purchaser Shares issuable to such holder including a fraction of a Purchaser Share, the aggregate number of Purchaser Shares otherwise issuable upon such exercise shall in each case be rounded down to the nearest whole number without any payment or compensation to the holder, and that the aggregate exercise price payable on any particular exercise of Replacement MVS Warrants shall be rounded up to the nearest whole cent), and otherwise having a term to expiry, conditions to and manner of exercise and other terms and conditions the same as the terms and conditions of such exchanged Company MVS Warrant, and such exchanged Company MVS Warrant shall thereupon be cancelled. Any document previously evidencing such Company MVS Warrant shall thereafter represent only the right to receive, in exchange therefore, the Replacement MVS Warrant that the holder of such document is entitled to receive. For greater certainty, the Company MVS Warrants shall not be exchanged or otherwise replaced by this Plan of Arrangement; and
(11)   in accordance with the terms of the 2019 Company Equity Incentive Plan, the terms of each Company RSU outstanding immediately prior to the Effective Time shall be adjusted so that, upon vesting of such Company RSU, the holder shall be entitled to receive, instead of the number of Company Subordinate Voting Shares underlying such Company RSU, that number of Purchaser Shares equal to the product obtained when the number of Company Subordinate Voting Shares underlying such Company RSU immediately prior to the Effective Time is multiplied by the Exchange Ratio. For greater certainty, the Company RSUs shall not be exchanged or otherwise replaced by this Plan of Arrangement, and, subject to this Section 3.1(11), shall continue to be governed by the 2019 Company Equity Incentive Plan on the same terms and conditions as were applicable to such Company RSUs immediately prior to the Effective Time.
ARTICLE 4   DISSENT RIGHTS
Section 4.1   Rights of Dissent
(1)   Registered holders of the Company Shares may exercise rights of dissent in connection with the Arrangement under section 238 of the BCBCA, in the manner set forth in sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and this Section 4.1 (“Dissent Rights”); provided that notwithstanding subsection 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in subsection 242(1)(a) of the BCBCA must be received by the Company not later than 4:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).
(2)   Dissenting Shareholders who are ultimately determined to be entitled to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have irrevocably transferred such Company Shares to the Purchaser pursuant to Section 3.1(1) in consideration of such fair value paid by the Purchaser and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Company Shares.
(3)   Dissenting Shareholders who are ultimately not entitled, for any reason, to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have participated in the Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights, as at and from the Effective Time and be entitled to receive only the consideration set forth in Section 3.1 that such holder would have received if such holder had not exercised Dissent Rights.
(4)   In no case will the Company or the Purchaser or any other person be required to recognize a Person exercising Dissent Rights as a holder of Company Shares after the Effective Time, and each Dissenting Shareholder will cease to be entitled to the rights of a Company Shareholder in respect of Company Shares in relation to which such Dissenting Shareholder has exercised Dissent Rights and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Company Shares as and from the Effective Time.
(5)   For greater certainty, in accordance with the BCBCA, none of the following are entitled to exercise Dissent Rights: (i) holders of Company Options; (ii) holders of Company RSUs; (iii) holders of Company Warrants; (iv) holders of Company MVS Warrants; and (v) holders of Company Shares who vote, or have instructed a proxyholder to vote, in favour of the Arrangement Resolution.
ARTICLE 5   DELIVERY OF PURCHASER SHARES
Section 5.1   Delivery of Purchaser Shares
(1)   Upon return to the Depositary of a properly completed Letter of Transmittal by a registered former Company Shareholder together with certificate(s) or a direct registration statement advice (a “DRS Advice”) representing one or more Company Shares that such Company Shareholder held immediately before the Effective Time, together with such additional documents and instruments as the Depositary may reasonably require, the Company Shareholder shall be entitled to receive the Purchaser Shares that they are entitled to receive pursuant to Section 3.1 in exchange therefor, and the Depositary shall deliver to such holder, following the Effective Time, certificate(s) or DRS Advice recorded on a book-entry basis representing the Purchaser Shares that such holder is entitled to receive pursuant to Section 3.1.
(2)   After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(1), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Company Shares, Company Warrants or Company MVS Warrants shall be deemed at all times to represent only the right to receive in exchange therefor the Purchaser Shares that the holder of such certificate or DRS Advice is entitled to receive pursuant to Section 3.1.
(3)   For greater certainty, none of the holders of Company Options, holders of Company Warrants, holders of Company RSUs, holders of Company MVS Warrants or Company Shareholders shall be entitled to receive any consideration with respect to such Company securities other than the consideration such holder is entitled to receive in accordance with Section 3.1, and, for greater certainty, no such former holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

Section 5.2   Dividends and Distributions
No dividends or other distributions declared or made after the Effective Time with respect to Purchaser Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged pursuant to Section 3.1 unless and until the holder of record of such certificate shall surrender such certificate (or affidavit in accordance with Section 5.6) in accordance with Section 5.1(1). Subject to applicable Law, at the time of such surrender of any such certificate (or in the case of clause (B) below, at the appropriate payment date), there shall be paid to the holder of record of the certificates formerly representing whole Company Shares, without interest, (A) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to each whole Purchaser Share issued to such holder, and (B) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Purchaser Subordinate Share.
Section 5.3   Fractional Shares
In no event shall any fractional Purchaser Shares be issued under this Arrangement. Where the aggregate number of Purchaser Shares to be issued to a holder of Company Shares as consideration under this Arrangement would result in a fraction of a Purchaser Share being issuable, the number of Purchaser Shares to be received by such holder shall be rounded down to the nearest whole Purchaser Share.
Section 5.4   Adjustment to Share Consideration
THE AMOUNT OF SHARE CONSIDERATION, IF ANY, THAT A COMPANY SHAREHOLDER IS ENTITLED TO RECEIVE PURSUANT TO SECTION 3.1 SHALL BE ADJUSTED TO REFLECT FULLY THE EFFECT OF ANY STOCK SPLIT, REVERSE SPLIT OR STOCK DIVIDEND (INCLUDING ANY DIVIDEND OR DISTRIBUTION OF SECURITIES CONVERTIBLE INTO SHARES), CONSOLIDATION, REORGANIZATION, RECAPITALIZATION OR OTHER LIKE CHANGE WITH RESPECT TO PURCHASER SHARES OCCURRING AFTER THE DATE OF THE ARRANGEMENT AGREEMENT AND PRIOR TO THE EFFECTIVE TIME, IN COMPLIANCE WITH SECTION 2.10 OF SUCH AGREEMENT.
Section 5.5   Effective Time Procedures
Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall arrange to be delivered to the Depositary the Purchaser Shares required to be issued to Company Shareholders in accordance with the provisions of Section 3.1, which Purchaser Shares shall be held by the Depositary as agent and nominee for such Company Shareholders for delivery to such Company Shareholders in accordance with the provisions of Article 5.
Section 5.6   Loss of Certificates
In the event any certificate which immediately prior to the Effective Time represented any outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the former holder of such Company Shares, the Depositary will, in exchange for such lost, stolen or destroyed certificate, deliver to such former holder of Company Shares, or make available for pick up at its offices, the Purchaser Shares such former holder is entitled to receive in respect of such Company Shares pursuant to Section 3.1 together with any distributions or dividends which such holder is entitled to receive pursuant to Section 5.2 and less, in each case, any amounts withheld pursuant to Section 5.8. When authorizing such delivery in relation to any lost, stolen or destroyed certificate, the former holder of such Company Shares shall, as a condition precedent to the delivery of Purchaser Shares, give a bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Company, the Purchaser and the Depositary against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.7   Extinction of Rights
Any certificate or book-entry advice statements which immediately prior to the Effective Time represented one or more outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 which is not deposited with the Depositary in accordance with the provisions of Section 5.1(1) on or before the sixth (6th) anniversary of the Effective Date shall, on the sixth (6th) anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a securityholder or otherwise and whether against the Company, the Purchaser, the Depositary or any other person. On such date, the consideration such former holder of Company Shares would otherwise have been entitled to receive pursuant to Section 3.1, together with any distributions or dividends such holder would otherwise have been entitled to receive pursuant to Section 5.2, shall be deemed to have been surrendered for no consideration to the Purchaser. Neither the Company nor the Purchaser will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Depositary in trust for any such former holder) which is forfeited to the Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.
Section 5.8   Withholding Rights
The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any Person, including Company Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Company Shareholders, such Taxes or other amounts as the Purchaser, the Company or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any Laws. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority. Each of the Purchaser, the Company and the Depositary, as applicable, is hereby authorized to sell or otherwise dispose of, on behalf of such Person, such portion of any share or other security deliverable to such Person as is necessary to provide sufficient funds to the Purchaser, the Company or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and the Purchaser, the Company or the Depositary shall notify such Person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Person.
Section 5.9   U.S. Securities Laws Exemption
Notwithstanding any provision herein to the contrary, the Parties each agree that the Plan of Arrangement will be carried out with the intention that all Purchaser Shares, Replacement Warrants, and Replacement MVS Warrants to be issued by the Purchaser to Company Shareholders, holders of Company Warrants and holders of Company MVS Warrants, respectively, in exchange for their Company Shares, Company Warrants and Company MVS Warrants, respectively, pursuant to the Plan of Arrangement will be issued and exchanged in reliance on the exemption from the registration requirements of the U.S. Securities Act as provided by Section 3(a)(10) thereof and applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.
ARTICLE 6    AMENDMENTS
Section 6.1   Amendments to Plan of Arrangement
(1)   The Company and the Purchaser reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be: (i) set out in writing, (ii) approved by the Company and the Purchaser, (iii) filed with the Court and, if made following the Meeting, approved by the Court, and (iv) communicated to or approved by the Company Shareholders if and as required by the Court.

(2)   Any amendment, modification or supplement to this Plan of Arrangement pursuant to Section 6.1(1) may be proposed by the Company at any time prior to the Meeting (provided the Purchaser shall have consented thereto, such consent not to be unreasonably withheld, conditioned or delayed) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.
(3)   Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting will be effective only if such amendment, modification or supplement: (i) is consented to by each of the Company and the Purchaser, and (ii) if required by the Court or applicable law, is consented to by Company Shareholders voting in the manner directed by the Court.
(4)   Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date but shall only be effective if it is consented to by each of the Parties provided that such amendment, modification or supplement concerns a matter which, in the reasonable opinion of the Company and the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of the Company and the Purchaser or any former Company Securityholder.
ARTICLE 7   TERMINATION
This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement. Upon the termination of the Arrangement Agreement pursuant to Section 7.2 of the Arrangement Agreement prior to this Plan of Arrangement becoming effective, no Party shall have any liability or further obligation to any other Party hereunder other than as set out in the Arrangement Agreement.
ARTICLE 8   FURTHER ASSURANCES
Section 8.1   Further Assurances
Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.
Section 8.2   Paramountcy
From and after the Effective Time:
(1)   this Plan of Arrangement shall take precedence and priority over any and all rights related to the securities of the Company issued prior to the Effective Time;
(2)   the rights and obligations of the holders of the securities of the Company and any trustee and transfer agent therefor, shall be solely as provided for in this Plan of Arrangement; and
(3)   all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to securities of the Company shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

APPENDIX “D” — INTERIM ORDER

D-1

APPENDIX “E” — DISSENT PROVISIONS UNDER THE BCBCA
DISSENT PROVISIONS OF THE BUSINESS CORPORATIONS ACT, [SBC 2002] CHAPTER 57
Part 8 — Proceedings
Division 2 — Dissent Proceedings
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)
This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1)   A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
(2)
A shareholder wishing to dissent must

(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)   Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2)   A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

(3)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)   If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

(3)   If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4)   Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241   If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)   A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company
(a)
on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)   A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)   A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)   The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)
A notice sent under subsection (1) (a) or (b) of this section must

(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)   The written statement referred to in subsection (1) (c) must
(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

(3)   After the dissenter has complied with subsection (1),
(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)   Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
(5)   Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
(6)   A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)   A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)
make consequential orders and give directions it considers appropriate.

(3)   Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must
(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)   If a dissenter receives a notice under subsection (1) (b) or (3) (b),
(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)   A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent
246   The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247   If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

*   *   *

APPENDIX “F” — HYPERION FAIRNESS OPINION
Hyperion Capital Inc. 12 Sudbury — 1401 Toronto, Ontario Canada M6J 3W7 T: 416-716-1982 www.hyperioncap.com
January 31, 2022
Goodness Growth Holdings, Inc.
207 South 9th Street
Minneapolis, Minnesota
55402
To the Board of Directors:
Hyperion Capital Inc. (“Hyperion” or “we”) understands that Goodness Growth Holdings, Inc. (“Goodness” or the “Company”) has entered into a definitive arrangement agreement dated January 31, 2022 (the “Arrangement Agreement”) with Verano Holdings Corp. (“Verano”), pursuant to which Verano will acquire all of the issued and outstanding subordinate voting shares, multiple voting shares, and super voting shares of Goodness (the “Goodness Shares”) pursuant to a court and shareholder approved arrangement under the Business Corporations Act (British Columbia) (the “Act”), to be carried out pursuant to a plan of arrangement (“Plan of Arrangement”) appended to the Arrangement Agreement (the “Arrangement”). Under the terms and conditions of the Arrangement, each issued and outstanding Goodness subordinate voting share, Goodness multiple voting share, and Goodness super voting share (other than any Goodness Shares in respect of which their holders shall have validly exercised their dissent rights under the Act) shall be exchanged for 0.22652, 22.652, and 22.652, respectively, Class A subordinate voting shares (each such whole Class A subordinate voting share, a “Verano Share”) of Verano (the “Consideration”).
We understand that the Arrangement will require approval by resolution (the “Arrangement Resolution”) of at least (i) two-thirds of the votes cast by shareholders of Goodness, voting together as a single class, at the Special Meeting (as defined below) and (ii) pursuant to Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the majority of the votes cast at the Special Meeting by the holders of Goodness subordinate voting shares, Goodness multiple voting shares, and Goodness super voting shares, on a class basis, excluding the votes of Shareholders (as defined below) whose votes are required to be excluded for the purposes of “minority approval” pursuant to MI 61-101. We also understand that all of the material facts concerning the Arrangement, as well as the associated risks and the terms and conditions of the Arrangement Agreement, will be described in a management information circular of the Company (the “Circular”) being prepared by the Company in connection with a special meeting (the “Special Meeting”) of holders of the Goodness Shares (the “Shareholders”), at which Shareholders will be asked to adopt the Arrangement Resolution. In addition, we understand that the directors and officers of the Company, as well as certain other Shareholders (collectively, the “Supporting Shareholders”) representing approximately 36.7% in the aggregate of the voting power of the issued and outstanding Goodness Shares, have entered into voting and support agreements (the “Voting and Support Agreements”) with Verano in connection with the Arrangement. Pursuant to the Voting and Support Agreements, the Supporting Shareholders have agreed, among other things and subject to certain conditions, to vote their Goodness Shares in favour of the Arrangement Resolution at the Special Meeting. Additionally, we understand that Dr. Kyle Kingsley, Chief Executive Officer of Goodness (the “Locked-Up Shareholder”) has entered into a lock-up agreement with Verano (the “Lock-Up Agreement”), pursuant to which, the Locked-Up Shareholder agreed not to transfer any Verano Shares received in connection with the Arrangement for a period of 12 months following the effective date of the Arrangement. Pursuant to the terms of the Lock-Up Agreement, 20% of the covered securities will be released on the effective date of the Arrangement with an additional 20% being released every three months.
All dollar amounts herein are expressed in Canadian dollars.

Engagement of Hyperion
On June 28, 2021, the Company engaged Hyperion to act as its financial advisor to review potential strategic transactions. Hyperion and the Company confirmed the terms of such engagement pursuant to a letter agreement dated June 28, 2021, as subsequently amended on October 18, 2021 (the “Engagement Agreement”), pursuant to which, the Company engaged Hyperion to act as financial advisor to the Company, the board of directors of the Company (the “Board of Directors”), or any special committee of the Board of Directors in connection with any material transaction. Pursuant to the Engagement Agreement, the Board of Directors has asked for Hyperion’s written opinion (this “Opinion”) as to whether, as of the date hereof, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. The effective date of this Opinion is January 31, 2022. Hyperion has not been asked to prepare and has not prepared a formal valuation of the Company, or a valuation of any of the securities or assets of the Company and this Opinion should not be construed as such. We have not been requested to opine as to, and this Opinion does not in any manner address, the underlying business decision to proceed with or effect the Arrangement, or the relative merits of the Arrangement as compared to other potential strategies or transactions that maybe available to the Company.
Hyperion has been paid a fixed fee upon delivery of this Opinion, which is not contingent upon completion of the Arrangement or any other transaction. The Company has also agreed to pay us an additional fee upon completion of the Arrangement or any other transaction, whether with Verano or any third party, involving a direct or indirect sale or disposition of the business, operations, assets or shares of the Company. In addition, the Company has agreed to reimburse Hyperion for its reasonable expenses (including the fees, disbursements and taxes of our external legal counsel) and to indemnify Hyperion and its representatives in respect of certain liabilities that might arise out of our engagement.
Hyperion understands that, subject to the terms of the Engagement Agreement and providing our separate written consent, this Opinion will be referred to, and a summary thereof will be included, in the Circular and a copy of this Opinion will be attached to the Circular.
Relationship with Interested Parties
Hyperion is not an insider, associate or affiliate (as each such term is defined in the Securities Act (Ontario)) (the “Securities Act”) of either the Company or Verano or any of their respective subsidiaries, associates or affiliates (collectively, the “Interested Parties”), nor is it a financial advisor to any Interested Party or any other person in connection with the Arrangement, with the exception of the Company, which has engaged Hyperion as its financial advisor. Without limiting the generality of the preceding sentence, Hyperion has not provided any financial or other advice to any of the Supporting Shareholders or the Locked-up Shareholder, as applicable, in connection with their entering into the Voting and Support Agreement and the Lock-Up Agreement, as applicable.
As we have advised the Company, except for the Engagement Agreement, during the two years preceding the date of this Opinion, we have not been engaged by, performed any services for or received any compensation from the Company, Verano or any of their respective affiliates. Except for the Engagement Agreement, there are no understandings, agreements or commitments between Hyperion and any of the Interested Parties with respect to any current or future business dealings which would be material to this Opinion.
Following the effective date of the Arrangement, Hyperion may, in the ordinary course of business, provide financial advisory services to one or more of the Interested Parties from time to time.
Credentials of Hyperion
Hyperion is an independent advisory firm that offers advice on mergers and acquisitions and corporate restructurings. Hyperion’s principals have extensive experience working at leading bank-owned and independent investment banks where they served diverse industries including cannabis, healthcare, financial services, technology and agriculture. They have extensive experience providing advisory services on complex, transformative transactions and related capital markets activity.

Scope of Review
For purposes of this Opinion, we have reviewed or relied upon:
a.
the Arrangement Agreement;

b.
the Plan of Arrangement;

c.
the Company’s Disclosure Letter dated January 31, 2022 delivered to Verano pursuant to the Arrangement Agreement;

d.
the form of Voting and Support Agreement and Lock-Up Agreement;

e.
publicly available documents regarding each of the Company and Verano, including their respective annual and quarterly reports, financial statements, annual information forms, management information circulars, recent press releases, material change reports and other public documents and filings deemed relevant that have been filed by or on behalf of the Company or Verano, as applicable, on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com;

f.
access to electronic data rooms prepared by the Company and Verano;

g.
discussions with the Company’s senior management concerning the Company’s financial condition, the industry and its future business prospects;

h.
financial projections provided by management of the Company for the calendar years 2021 through 2023, and discussions surrounding longer-term business and growth prospects;

i.
financial projections provided by management of Verano for the calendar years 2021 through 2022, and discussions surrounding longer-term business and growth prospects;

j.
site visit of Goodness’s operations in Minnesota and New York;

k.
site visit of Verano’s operations in Florida, New Jersey, and Massachusetts;

l.
certain other internal financial, operational and corporate information prepared or provided by the Company and Verano’s management;

m.
discussions with the Company’s executive team;

n.
discussions with the Company’s legal counsel relating to legal matters including with respect to the Arrangement Agreement;

o.
select public market trading statistics and relevant financial information in respect of the Company, Verano and other comparable public entities considered by Hyperion to be relevant;

p.
selected financial statistics and relevant financial information with respect to relevant precedent transactions;

q.
meetings with officers of the Company and Verano concerning past and current operations and financial conditions and the prospects of the Company and Verano;

r.
representations contained in certificates, addressed to Hyperion and dated the date hereof, from senior officers of the Company as to the completeness and accuracy of the information upon which this Opinion is based and certain other matters; and

s.
such other corporate, industry and financial market information, investigations and analyses as Hyperion considered necessary or appropriate at the time and in the circumstances.

In addition, we have participated in discussions with DLA Piper (Canada) LLP, external counsel to Company, Dentons LLP, external counsel to Verano, and with our external counsel, Borden Ladner Gervais LLP.

In preparing this Opinion, to the best of our knowledge, the Company did not deny access to any information requested by us.
Assumptions and Limitations
This Opinion is subject to the assumptions, qualifications and limitations set forth below. With the Company’s permission, we have assumed and relied upon, without independent verification, the accuracy, completeness and fair presentation of all financial and other information, data, advice, opinions and representations supplied or otherwise made available to us by the Company, including the information and discussions referred to above under the heading “Scope of Review”. Hyperion did not meet with the Company’s auditors or any other third party to verify any such information.
With respect to any forecasts, projections, estimates and/or budgets, we have assumed that they were reasonably prepared on a basis reflecting the best currently available estimates, assumptions and good faith judgments of the management of the Company and that such forecasts, projections, estimates and/or budgets were prepared or reviewed using the assumptions identified therein and that such assumptions are (or were at the time) reasonable in the circumstances. We express no opinion with respect to the forecasts, projections, budgets or the assumptions upon which they are based, although we note that the preparation of any future-oriented financial information involves the application of management’s subjective judgements about future conditions and is inherently subject to uncertainty. Actual results will likely be different from the results implied by the forecasts and any such differences could be material. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Verano, nor have we been furnished with any such evaluation or appraisal.
We have assumed that the Arrangement will be consummated in accordance with the terms set forth in the Arrangement Agreement, the representations and warranties of the parties to the Arrangement Agreement contained therein are true and correct in all material respects, such parties will each perform all of the respective covenants and agreements to be performed by them under the Arrangement Agreement, and all conditions to the obligations of such parties as specified in the Arrangement Agreement will be satisfied or waived, without waiver or modification of any terms or conditions the effect of which would be in any way meaningful to our financial analysis.
We have further assumed that all shareholder, governmental, regulatory, stock exchange, court and other consents and approvals necessary for the consummation of the Arrangement will be obtained and, that in connection with any necessary approvals and consents, no limitations, restrictions or conditions will be imposed that would have an adverse effect on the Company or Verano or the Arrangement that would be in any way meaningful to our financial analysis.
We are not legal, regulatory, accounting or tax experts and have relied on the assessments made by the Company and Verano and their respective advisors with respect to all such matters.
The Company has represented to us, in a certificate of two senior officers of the Company dated the date hereof, that (i) the financial and other information, data, advice, opinions, representations and other material (financial or otherwise) provided to us orally by or on behalf of the Company, or in writing by or on behalf of the Company or any of its subsidiaries (as defined in National Instrument 45-106 — Prospectus Exemptions) or any of its or their representatives in connection with our engagement, including the written information and discussions concerning the Company or Verano referred to above under the heading “Scope of Review” (collectively, the “Information”), (A) in respect of the Company or any of its subsidiaries, was, at the date the Information was provided to us, and is as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act), and (B) in respect of Verano or any of its subsidiaries, to the best of their knowledge, was, at the date the Information was provided to us, and is as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act), (ii) since the dates on which the Information was provided to us, except as has been disclosed in writing to us, (A) there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company and its subsidiaries, taken as a whole, and there has been no change in any material fact or any material element of any of the Information or any new material fact, any of which is of a nature as to render any portion of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on this Opinion, and (B) to the best of their knowledge, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Verano and its subsidiaries, taken as a whole, and there has been no change in any material fact or any material element of any of the Information or any new material fact, any of which is of a nature as to render any portion of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on this Opinion, and (iii) based on their understanding of the assumptions used, procedures adopted and scope of the review undertaken, they have no knowledge of any facts not contained in or referred to in the Information that could reasonably be expected to affect this Opinion, including the assumptions used, the procedures adopted, the scope of the review undertaken or the conclusion reached by us.
This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this Opinion, and we do not have any obligation to update, revise, or reaffirm this Opinion. Without limiting the generality of the foregoing, the ongoing COVID-19 pandemic and other recent unanticipated and significant macroeconomic factors have together contributed to extraordinary equity market volatility, which have affected the market prices of the Goodness Shares and the Verano Shares. If those factors persist, they could also affect the values of the Goodness Shares and the Verano Shares, and the impact could differ significantly between the Company and Verano.
This Opinion addresses only the fairness to the Shareholders, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Arrangement. We are not expressing any view or opinion as to any other terms or aspect of the Arrangement, including the form, terms or conditions of the Arrangement Agreement, the Voting Support and Lock-up Agreement, or any other agreement or instrument entered into or amended in connection with the Arrangement. We have not been asked to prepare, and have not prepared, an independent evaluation, “formal valuation” (within the meaning of MI 61-101) or appraisal of the securities or assets of the Company, Verano or any of their respective affiliates, nor were we provided with any such evaluations, valuations or appraisals. Except as set forth above under “Scope of Review”, we did not conduct any physical inspection of the properties or facilities of the Company or Verano. This Opinion does not address the relative merits of the Arrangement as compared to other business strategies or potential transaction opportunities that may be available to the Company or the Shareholders. We are also not expressing any view or opinion as to the impact of the Arrangement on the solvency or the viability of the Company or Verano or their respective ability to pay their obligations when they come due. We also express no view or opinion regarding any legal, regulatory, accounting, insurance, tax, environmental, executive compensation, corporate governance or other matters that may be relevant to any evaluation of the Arrangement.
This Opinion has been provided to the Board of Directors for its exclusive use in considering the Arrangement and may not be published, disclosed to or relied upon any other person, or used for any other purpose, without our prior written consent. This Opinion is not intended to be and does not constitute a recommendation to the Board of Directors as to whether they should approve the Arrangement Agreement, nor as a recommendation to any Shareholder as to how to vote at the Special Meeting, nor as an opinion or advice concerning the trading price or value of any securities of the Company or Verano at any time, including following the announcement or completion of the Arrangement.
This Opinion is given as of the date hereof, and, although we reserve the right to change or withdraw this Opinion if we learn that any of the information that we relied upon in preparing this Opinion was inaccurate, incomplete or misleading in any material respect, we disclaim any obligation to change or withdraw this Opinion, to advise any person of any change that may come to our attention or to update this Opinion after the date of this Opinion.
The preparation of a fairness opinion is a complex process and is not necessarily capable of being partially analyzed or summarized. Hyperion believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete view of the process underlying this Opinion. This Opinion should be read in its entirety.

Approach to Financial Fairness
In connection with this Opinion, Hyperion has performed a variety of financial and comparative analyses. In arriving at this Opinion, Hyperion has not attributed any particular weight to any specific analysis or factor, but rather has made qualitative judgments based on our experience in rendering such opinions and on the circumstances and Information as a whole. In the context of this Opinion, we considered, among other things, the following methodologies:
a.
trading and historical share price analysis;

b.
consideration analysis;

c.
precedent transaction analysis;

d.
comparable companies trading analysis; and

e.
certain other qualitative factors.

Trading and Historical Share Price Analysis
Hyperion reviewed the trading history of Goodness and Verano, respectively, on the Canadian Securities Exchange (“CSE”), taking into consideration the historical exchange ratio, relative performance, 52-week intraday low to high per share trading price ranges, and other market statistics Hyperion deemed relevant in our analysis of the Arrangement.
Consideration Analysis
Hyperion applied certain analysis methodologies to Verano in order to analyze the value of the Verano Shares comprising the Consideration under the Arrangement Agreement. Hyperion relied on equity research, analysts’ estimates and Hyperion’s analysis with respect to, among other things, the forecasted revenue and EBITDA of Verano. Hyperion then reviewed public market trading statistics of Multi-State Operator cannabis companies comparable to Verano. Estimated financial data for the selected comparable companies was based on publicly available research, analysts’ estimates and public disclosure by the selected companies.
Precedent Transaction Analysis
The precedent transaction analysis considers transaction multiples paid in the context of the purchase or sale of public companies. Hyperion reviewed publicly available information in connection with approximately 30 transactions involving the acquisition of cannabis companies. Hyperion primarily relied on the implied enterprise value (“EV”) of the targets as compared to actual revenue on a last twelve months basis and forecasted revenue on a next twelve months basis and considered these multiples to be the most relevant metrics for Goodness in the context of the Arrangement. Hyperion also reviewed premiums to market prices paid to shareholders of target companies in select change of control transactions considered by Hyperion to be relevant and compared those to the premium represented by the Consideration, calculated with reference to the volume weighted average price of the Goodness Shares and the Verano Shares for the 15-day period ending on January 27, 2022, as well as closing prices of the Goodness Shares and the Verano Shares on the CSE on January 31, 2022.
Comparable Companies Trading Analysis
Hyperion compared public market trading statistics of each of Goodness and Verano to corresponding data from selected publicly-traded cannabis companies that Hyperion considered relevant (the “Comparable Companies Trading Analysis”). Hyperion considered the multiples of EV / 2022 Forecasted Revenue, EV / 2023 Forecasted Revenue, EV / 2022 Forecasted EBITDA, and EV / 2023 Forecasted EBITDA to be the most relevant metrics for purposes of the Comparable Companies Trading Analysis. Hyperion examined such multiples of each of the comparable companies and then compared those multiples to the same multiples of Goodness and Verano.

Certain Other Qualitative Factors
Hyperion considered other qualitative factors with respect to the Arrangement, including but not limited to the strategic fit of Goodness’s assets within Verano’s asset portfolio and the capital market profile of the combined company including liquidity, access to capital and future prospects.

Conclusion
Based upon and subject to the foregoing, including the assumptions, limitations and qualifications set forth herein and such other matters as Hyperion considered relevant, Hyperion is of the opinion that, as of the date hereof, the Consideration to be received by the Shareholders from Verano pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.
Yours very truly,
Hyperion Capital Inc.

APPENDIX “G” — CORMARK FAIRNESS OPINION
Cormark Securities Inc. Royal Bank Plaza, North Tower 200 Bay Street, Suite 1800 Toronto, ON M5J 2J2

January 31, 2022
Goodness Growth Holdings, Inc.
885 West Georgia Street, Suite 2200, HSBC Building
Vancouver, BC
V6C 3E8
To the Transaction Committee of the Board of Directors:
Cormark Securities Inc. (“Cormark”) understands that Goodness Growth Holdings, Inc. (“Goodness” or the “Company”) is contemplating entering into a definitive arrangement agreement (the “Arrangement Agreement”) with Verano Holdings Corp. (“Verano”), whereby Verano would acquire 100% of the issued and outstanding shares of Goodness (the “Goodness Shares”) pursuant to a court and shareholder approved arrangement under the Business Corporations Act (British Columbia) (the “Act”), to be carried out pursuant to a plan of arrangement (“Plan of Arrangement”) appended to the Arrangement Agreement (the “Transaction”). Pursuant to the terms of the Transaction, holders of Goodness subordinate voting shares will be entitled to receive 0.22652 of a Verano subordinate voting share (a “Verano Share”) and holders of the Goodness multiple voting shares and Goodness super voting shares (together with the holders of the Goodness subordinate voting shares, the “Goodness Shareholders”) will be entitled to receive 22.652 Verano Shares for each Goodness multiple voting share and Goodness super voting share held (the “Consideration”), respectively.
The above description is summary in nature. The specific terms and conditions of, and other matters relating to the Arrangement Agreement and the Transaction will be more fully described in a management information circular (the “Circular”), which will be mailed to the Goodness Shareholders in connection with the Transaction.
The transaction committee of the board of directors of Goodness (the “Transaction Committee”) has retained Cormark to provide the Transaction Committee with an opinion as to the fairness, from a financial point of view, of the Consideration to be received by Goodness Shareholders (the “Fairness Opinion”). Cormark has not prepared a formal valuation as defined under Canadian Securities Administrators’ Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”) and this Fairness Opinion should not be construed as such.
The Fairness Opinion has been prepared in accordance with the disclosure standards for fairness opinions of the Investment Industry Regulatory Organization of Canada (“IIROC”), but IIROC has not been involved in the preparation or review of the Fairness Opinion.
ENGAGEMENT OF CORMARK SECURITIES
On January 6, 2022, Cormark was formally retained by the Transaction Committee (the “Engagement Agreement”) to provide the Transaction Committee with the Fairness Opinion. The terms of the Engagement Agreement provide that Cormark is to be paid a fixed fee for the delivery of the Fairness Opinion on the Opinion Date (as defined below). In addition, Cormark is to be reimbursed for all expenses and fees in connection with the Transaction, including, without limitation: (i) all advertising, printing, courier, telecommunications, data searches, travel and other similar expenses; and (ii) the reasonable fees, taxes and documented disbursements of external legal counsel retained by Cormark, (together with related HST). The fees paid to Cormark in connection with the Engagement Agreement are not financially material to Cormark.

On January 31, 2022, at the request of the Transaction Committee, Cormark orally delivered the Fairness Opinion to the Transaction Committee (the “Opinion Date”) based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described herein. This Fairness Opinion provides the same opinion, in writing, as that given orally by Cormark on the Opinion Date. Subject to the terms of the Engagement Agreement, Cormark consents to the inclusion of the Fairness Opinion, in its entirety, in the Circular, along with a summary thereof, in a form acceptable to Cormark, and to the filing thereof by the Company with the applicable Canadian securities regulatory authorities. Except as contemplated herein, the Fairness Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without the express prior written consent of Cormark. Cormark understands that the Fairness Opinion will be for the use of the Transaction Committee and will be one factor, among others, that the Transaction Committee will consider in determining whether to recommend the Transaction.
CREDENTIALS OF CORMARK SECURITIES
Cormark is a Canadian investment dealer providing investment research, equity sales and trading and investment banking services to a broad range of institutions and corporations. Cormark has participated in a significant number of transactions involving public and private companies, maintains a particular expertise advising companies across multiple sectors, and has extensive experience in preparing fairness opinions.
The Fairness Opinion represents the opinion of Cormark and the form and content have been approved for release by a committee of senior investment banking professionals of Cormark, each of whom is experienced in merger, acquisition, divestiture, fairness opinion and other capital markets matters.
INDEPENDENCE OF CORMARK SECURITIES
Neither Cormark, nor any of its affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) of the Company, Verano or any of their respective associates or affiliates (collectively, the “Interested Parties”).
In the past 24-month period Cormark has not been engaged by any of the Interested Parties to provide financial advisory services nor has it participated in any financings with the exception of: (i) acting as co-manager in Verano’s C$100 million private placement subscription receipt offering in connection with its reverse takeover transaction, which was completed in February 2021, and (ii) acting as financial advisor to WSCC, Inc. in connection with its pending sale to Verano announced in July 2021.
There are no understandings, agreements or commitments between Cormark and the Company, Verano, or any other Interested Party, with respect to any future business dealings. Cormark may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the Company, Verano, or any other Interested Party.
Cormark acts as a securities trader and dealer, both as principal and agent, in major financial markets and, as such, may have had, may have and may in the future have long or short positions in securities of the Company or other Interested Parties and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it may have received or may receive compensation.
As an investment dealer, Cormark conducts research on securities and may, in the ordinary course of business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, Verano, any other Interested Party, or the Transaction.
SCOPE OF REVIEW
In connection with rendering the Fairness Opinion, Cormark has reviewed and relied upon (without verifying or attempting to verify independently the completeness or accuracy thereof) or carried out, among other things, the following:
1.
A copy of the non-binding letter of intent entered into by Goodness and Verano dated November 10, 2021;

2.
A draft of the Arrangement Agreement provided to Cormark on January 31, 2022;

3.
Public filings submitted by Goodness and Verano to securities commissions or similar regulatory authorities including annual reports, audited annual financial statements, management information circulars and interim financial statements;

4.
Press releases issued by Goodness and Verano through commercial newswires;

5.
Certain internal financial, operational, corporate and other information prepared or provided by the management of Goodness and Verano, including internal operating and financial projections prepared by Goodness and Verano management;

6.
Documents uploaded by Goodness and Verano into their respective data rooms;

•
Cormark was granted access to the Goodness data room and the Verano data room on January 12, 2022 and January 13, 2022, respectively

7.
Discussions with senior management of Goodness and Verano with respect to the information referred to herein and other issues considered by Cormark to be relevant, including but not limited to:

•
Discussion with Goodness senior management members on January 18, 2022

•
Discussion with Verano senior management members on January 19, 2022

8.
Public information relating to the business, operations, financial performance and equity trading history of Goodness, Verano and other selected public issuers considered by Cormark to be relevant;

9.
Public information with respect to other transactions of a comparable nature considered by Cormark to be relevant;

10.
Selected investment research reports published by equity research analysts and industry sources regarding Goodness, Verano and other public companies to the extent considered by Cormark to be relevant; and

11.
Such other economic, financial market, industry and corporate information, investigations and analyses as Cormark considered necessary or appropriate in the circumstances

Cormark has not completed physical site visits to Goodness or Verano facilities as it relates to the Transaction due to travel restrictions resulting from the Covid-19 pandemic.
Cormark received signed representation letters from Kyle Kingsley, CEO & Chairman of Goodness, and John Heller, CFO of Goodness, dated January 31, 2022.
Cormark has not, to the best of its knowledge, been denied access by the Company to any information requested by Cormark which would reasonably be expected to affect materially the Fairness Opinion. Cormark did not meet with the auditors of the Company and has assumed the accuracy, completeness and fair presentation of, and has relied upon, without independent verification, the financial statements of the Company and any reports of the auditors thereon.
PRIOR VALUATIONS
Goodness has represented to Cormark that there have been no independent appraisals or valuations (as defined in MI 61-101) or material non-independent appraisals or valuations relating to the Company or any affiliate or any of their respective material assets or liabilities made in the preceding 24 months and in the possession or control of the Company other than those which have been provided to Cormark.
ASSUMPTIONS AND LIMITATIONS
In preparing the Fairness Opinion, Cormark has assumed that: (i) the final executed form of the Arrangement Agreement does not differ in any material respect from the January 31, 2022 draft of the Arrangement Agreement that was shared with Cormark; (ii) the parties to the Arrangement Agreement will comply in all material respects with all of the material terms of the Arrangement Agreement; and (iii) the Transaction will be consummated in accordance with the terms and conditions of the Arrangement Agreement without any adverse waiver or amendment of any material term or condition thereof.
Cormark has not been asked to prepare and has not prepared a formal valuation of the Company or any of its respective securities or assets, and the Fairness Opinion should not be construed as such. Cormark has, however, conducted such analyses as it considered necessary in the circumstances. In addition, the Fairness Opinion is not, and should not be construed as, advice as to the price at which the Goodness Shares may trade at any future date. Cormark was similarly not engaged to review any legal, tax or accounting aspects of the Transaction. Cormark has relied upon, without independent verification or investigation, the assessment by the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, the Fairness Opinion does not address the relative merits of the Transaction as compared to any other transaction involving the Company or the prospects or likelihood of any alternative transaction or any other possible transaction involving the Company, its assets or its securities. The Fairness Opinion is limited to the fairness of the Consideration to be received by Goodness Shareholders pursuant to the Transaction, from a financial point of view, and not the strategic or legal merits of the Transaction. The Fairness Opinion does not provide assurance that the best possible price or transaction was obtained. Nothing contained herein is to be construed as a legal interpretation, an opinion on any contract or document, or a recommendation to invest or divest.
The Fairness Opinion has been provided for the exclusive use of the Company and should not be construed as a recommendation to any Goodness Shareholder to vote in favour of the Transaction. The Fairness Opinion may not be used by any other person or relied upon by any other person without the express prior written consent of Cormark. Cormark will not be held liable for any losses sustained by any person should the Fairness Opinion be circulated, distributed, published, reproduced or used contrary to the provisions of this paragraph.
The Fairness Opinion is rendered as of the Opinion Date on the basis of securities markets, economic and general business and financial conditions prevailing on that date. It must be recognized that fair market value, and hence fairness from a financial point of view, changes from time to time, not only as a result of internal factors, but also because of external factors such as changes in the economy, competition and changes in consumer/investor preferences. Cormark disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to Cormark’s attention after the Opinion Date. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the Opinion Date, Cormark reserves the right to change, modify or withdraw the Fairness Opinion.
With the approval of the Company and as is provided for in the Engagement Agreement, Cormark has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from public sources or provided to it or adopted by or on behalf of the Company and its directors, officers, agents and advisors or otherwise (collectively, the “Information”) and Cormark has assumed that this Information did not omit to state any material fact or any fact necessary to be stated to make that Information not misleading. The Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of such Information including as to the absence of any undisclosed material fact or change. Subject to the exercise of professional judgment and except as expressly described herein, Cormark has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information.
With respect to financial and operating forecasts, projections, financial models, estimates and/or budgets provided to Cormark and used in the analyses supporting the Fairness Opinion, Cormark has noted that projecting future results of any company is inherently subject to uncertainty. Cormark has assumed that such forecasts, projections, financial models, estimates and/or budgets were reasonably prepared consistent with industry practice on a basis reflecting the best currently available assumptions, estimates and judgments of management of the Company as to the future financial performance of the Company and are (or were at the time and continue to be) reasonable in the circumstances. In rendering the Fairness Opinion, Cormark expresses no view as to the reasonableness of such forecasts, projections, financial models, estimates and/or budgets or the assumptions on which they are based.

Senior officers of the Company have made certain representations to Cormark in certificates with the intention that Cormark may rely thereon in connection with the preparation of the Fairness Opinion, including that: (a) the Information provided by, or on behalf, of the Company or any of its subsidiaries or its representatives and agents to Cormark for the purpose of preparing the Fairness Opinion was, at the date such information was provided to Cormark, and is now, complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of the Company and its subsidiaries or the Transaction and did not and does not omit to state a material fact in respect of the Company and its subsidiaries or the Transaction necessary to make the Information not misleading in light of the circumstances under which it was provided; (b) since the dates on which the Information was provided to Cormark, other than as disclosed in writing to Cormark or publicly disclosed there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company and its subsidiaries and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Fairness Opinion; (c) with respect to any portions of the Information that constitute forecasts, projections, estimates and/or budgets of the Company, such forecasts, projections, estimates and/or budgets (i) were prepared using the probable courses of actions to be taken or events reasonably expected to occur during the period covered thereby; (ii) were prepared using the assumptions identified therein, which in the reasonable belief of the management of the Company are (or were at the time of preparation and continue to be) reasonable in the circumstances; (iii) were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to matters covered thereby at the time thereof, in all material respects; (iv) reasonably present the views of such management of the financial prospects and forecasted performance of the Company and its subsidiaries and are consistent with historical operating experience of the Company and its subsidiaries; and (v) are not, in the reasonable belief of the management of the Company, misleading in any material respect in light of the assumptions used or in light of any developments since the time of their preparation; (d) since the dates on which the Information was provided to Cormark by the Company, no material transaction has been entered into by the Company or any of its subsidiaries and neither the Company nor any of its subsidiaries has any material plans to enter into a material transaction which has not been disclosed to Cormark or generally disclosed, and (e) except as disclosed to Cormark, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Company or its affiliates, at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially affect the Company and its affiliates or the value of any of its securities.
In its analyses and in preparing the Fairness Opinion, Cormark has made numerous assumptions with respect to expected industry performance, general business and economic conditions and other matters, many of which are beyond the control of Cormark or any party involved in the Transaction. Cormark has also assumed that the disclosure provided or incorporated by reference in the Circular to be filed on SEDAR and mailed to Goodness Shareholders in connection with the Transaction and any other documents in connection with the Transaction, prepared by a party to the Arrangement Agreement, will be accurate in all material respects and will comply with the requirements of all applicable laws, that all of the conditions required to implement the Transaction will be met, that the procedures being followed to implement the Transaction are valid and effective, and that the Circular will be distributed to Goodness Shareholders in accordance with applicable laws.
This Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the Opinion Date and the condition and prospects, financial and otherwise, of the Company and its affiliates, as they were reflected in the Information and as they have been represented to Cormark in discussions with management of the Company.
Cormark believes that the Fairness Opinion must be considered and reviewed as a whole and that selecting portions of the analyses or factors considered by Cormark, without considering all the analyses and factors together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

APPROACH TO FINANCIAL FAIRNESS
In connection with the Fairness Opinion, Cormark has performed a variety of financial and comparative analyses. In arriving at the Fairness Opinion, Cormark has not attributed any particular weight to any specific analysis or factor, but rather has made qualitative judgements based on its experience in rendering such opinions and on circumstances and information as a whole. Cormark relied on information provided by management, including internal financial forecasts.
Definition of Fair Market Value
For the purposes of the Fairness Opinion, fair market value means the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other and under no compulsion to act.
Value Methodologies
For the purposes of determining the fair market value of the Goodness Shares, Cormark relied on the following primary methodologies:
i.
Comparable Companies Analysis; and

ii.
Precedent Transactions Analysis

Although not forming a part of our Fairness Opinion analysis, Cormark also reviewed the historical trading data for the Goodness Shares, analyst target prices of the Goodness Shares, and control premiums paid for shares of target companies in select Canadian public market change-of-control transactions.
Comparable Companies Analysis
In the comparable companies analysis, Cormark reviewed financial metrics of select publicly-listed cannabis companies operating in the United States to estimate appropriate multiples of similar metrics for Goodness. Cormark analyzed and considered enterprise value (“EV”) as a multiple of revenue (“Revenue”) and EV as a multiple of earnings before interest, taxes, depreciation, and amortization (“EBITDA”). EV is calculated as the market value of common equity, including in-the-money dilutive securities, and preferred shares less cash and cash equivalents plus outstanding debt, minority interest, and other non-operating assets and liabilities when applicable.
Cormark calculated trading multiples based on analyst consensus estimates for the following metrics: EV/ calendar year (“CY”) 2021 Revenue, EV/CY2022E Revenue, EV/CY2023E Revenue, EV/CY2021 EBITDA, EV/CY 2022E EBITDA, and EV/CY2023E EBITDA.
The publicly-listed companies reviewed and used to estimate appropriate multiples for Goodness, include:
•
Multi-State Operator Peers

•
Curaleaf Holdings, Inc.

•
Green Thumb Industries, Inc.

•
Trulieve Cannabis Corp.

•
Cresco Labs Inc.

•
Columbia Care Inc.

•
Select State Operator Peers

•
Jushi Holdings Inc.

•
Ascend Wellness Holdings, Inc.

•
4Front Ventures Corp.

•
Planet 13 Holdings Inc.

•
TILT Holdings Inc.

Precedent Transaction Analysis
In the precedent transaction analysis, Cormark reviewed transaction values in the context of the purchase or sale of the comparable company or asset. The consideration paid for select cannabis companies that operate in the United States and the implied multiples provide a general measure of relative value, but Cormark noted that each transaction was unique in terms of size, timing, products, market position, geography, transaction structure and growth prospects. Cormark reviewed value multiples for the following metrics: EV/+1 year Revenue, EV/+2 year Revenue, EV/+1 year EBITDA, and EV/+2 year EBITDA.

FAIRNESS OPINION
Based upon and subject to the foregoing and such other matters as Cormark considered relevant, it is the opinion of Cormark that, as of the Opinion Date, the Consideration to be received by the Goodness Shareholders pursuant to the Transaction is fair, from a financial point of view, to Goodness Shareholders.
Yours very truly,
CORMARK SECURITIES INC.

APPENDIX “H” — NOTICE OF HEARING

H-1

APPENDIX “I” — INFORMATION CONCERNING VERANO
Upon completion of the Arrangement, each Shareholder will become a shareholder of Verano, other than those Shareholders who are Dissenting Shareholders.
The following information was prepared and provided by Verano for inclusion in this Circular and Verano is responsible for its completeness and accuracy. All capitalized terms used in this Appendix “I” and not defined herein have the meaning ascribed to such terms in Appendix “K” or elsewhere in this Circular. The information contained in this Appendix “I”, unless otherwise indicated, is given as of the date of this Circular and should be read in conjunction with the information about Verano contained elsewhere or incorporated by reference in this Circular.
The following information concerning Verano (before completion of the Arrangement) should be read in conjunction with the information described below under “Verano Documents Incorporated by Reference”.
Verano Documents Incorporated by Reference
Information has been incorporated by reference in this Circular from documents filed with or furnished to securities commissions or similar authorities in all of the provinces and territories of Canada. Copies of the documents incorporated herein by reference may be obtained on request without charge from Verano Holdings Corp., addressed to Darren Weiss, Corporate Secretary, at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. In Canada these documents are also available through the internet on SEDAR, which can be accessed on Verano’s profile page at www.sedar.com, and through the internet on EDGAR, which can be accessed on Verano’s profile at www.sec.gov.
The following documents, filed with, or furnished to, the securities commissions or similar authorities in all of the provinces and territories of Canada, are specifically incorporated by reference in, and form an integral part of, this Appendix “I”:
(a)
the Annual Information Form of Verano dated May 10, 2022 for the fiscal year ended December 31, 2021 (the “Verano AIF”);

(b)
the Management Information Circular of Majesta Minerals Inc. (“Majesta Minerals”), a predecessor to Verano, dated December 28, 2020;

(c)
the audited annual consolidated financial statements of Verano and the notes thereto for the fiscal years ended December 31, 2021 and 2020 and 2019 together with the reports of the auditors thereon (the “Verano Audited Financial Statements”);

(d)
the management’s discussion and analysis of Verano for the fiscal years ended December 31, 2021, 2020 and 2019;

(e)
the amended and restated unaudited condensed consolidated interim financial statements of Verano for the three months ended March 31, 2021 and 2022, together with the notes thereto (the “Verano Interim Financial Statements”, and together with the Verano Audited Financial Statements, the “Verano Financial Statements”);

(f)
the amended and restated management’s discussion and analysis of Verano for the three months ended March 31, 2021 and 2022;

(g)
the material change report of Verano dated January 6, 2022 relating to the resignation of Verano’s then Chief Financial Officer, and the appointment of Verano’s current Chief Financial Officer, effective January 1, 2022;

(h)
the material change report of Verano dated February 9, 2022 relating to Verano and Goodness Growth entering into the Arrangement Agreement; and

(i)
the material change report of Verano dated March 10, 2022 relating to Verano and certain of its subsidiaries and affiliates entering into a fourth amendment to its existing credit agreement, pursuant to which, among other matters, the outstanding secured term loans funded thereunder were increased by US$100 million to US$350 million.

Any documents of the type required by National Instrument 44-101 — Short Form Prospectus Distributions to be incorporated by reference in this Circular, including any annual information form, audited annual consolidated financial statements (together with the report of the auditors thereon), information circular, unaudited interim consolidated financial statements, management’s discussion and analysis, material change reports (excluding confidential material change reports) or business acquisition reports filed by Verano with the securities authority in the provinces of Canada in which it is a reporting issuer subsequent to the date of this Circular and prior to the Meeting shall be deemed to be incorporated by reference in this Circular. These documents are available through the internet on SEDAR under Verano’s SEDAR profile at www.sedar.com. Unless specifically incorporated by reference in this Circular, documents filed or furnished by Verano on SEDAR are neither incorporated by reference in nor form a part of this Circular. Information on or connected to Verano’s website, even if referred to in a document incorporated by reference herein, is not incorporated by reference herein and does not constitute part of this Circular.
Any statement contained in this Appendix “I” or in a document incorporated by reference, or deemed to be incorporated by reference in this Circular shall be deemed to be modified or superseded for purposes of this Circular, to the extent that a statement contained herein or in any subsequently filed document that also is, or is deemed to be, incorporated by reference in this Circular modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Circular. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.
Forward-Looking Statements
The following information, including information contained in documents incorporated by reference herein, contains forward-looking information about Verano, including information following completion of the Arrangement. See “Information Concerning Forward-Looking Statements” in this Circular in respect of forward-looking information that is included in this Appendix and in the documents incorporated by reference herein.
This Circular, and the documents incorporated herein by reference, contain certain forward-looking statements that relate to the Verano’s current internal expectations, estimates, projections, assumptions, beliefs and views of future events. In some cases, these forward-looking statements can be identified by words or phrases such as “may”, “might”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “plan”, “indicate”, “seek”, “believe”, “predict” or “likely”, or the negative or grammatical variations of these terms, or other similar expressions intended to identify forward-looking statements. Verano has based these forward-looking statements on its current expectations and projections about future events and financial trends that it believes might affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements include, among other things, statements relating to:
•
the ability of Verano and its affiliates to obtain, maintain and renew regulatory approvals in all states and localities of its operations and planned operations on a timely basis;

•
government regulations, including future legislative and regulatory developments involving medical and adult-use cannabis and the timing thereof

•
Verano’s outlook on its expansion and growth of business and operations

•
Verano’s ability to achieve its goals, business plans and strategy;

•
the ability of Verano to access capital and obtain necessary financing to pursue its growth and business plans;

•
operational results and other financial and business conditions and prospects of Verano;

•
the timing and completion of acquisitions and other commercial transactions;

•
the integration and operation of acquired businesses;

•
the timing and amount of capital expenditures;

•
the availability of equipment, skilled labor and services needed for cannabis operations;

•
demand, developments and trends in the medical and adult-use cannabis industry;

•
competition in the cannabis industry in the markets in which Verano operates or plans to operate;

•
the medical benefits, viability, safety, efficacy, and dosing of cannabis;

•
the size of the medical cannabis market and the adult-use cannabis market in each state;

•
conditions in general economic and financial markets

•
the impacts of the coronavirus (COVID-19) pandemic and future steps to be taken in response to COVID-19; and

•
the impacts of economic uncertainty stemming from inflation, rising interest rates, the availability of energy sources, political unrest and global disruptions and volatility.

Forward-looking statements are based on certain assumptions and analyses made by Verano in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate and are subject to risks and uncertainties. The forward-looking statements contained herein reflect management’s current expectations and beliefs and are based upon certain assumptions that management believes to be reasonable based on the information currently available to management. Such assumptions include, but are not limited to, assumptions regarding: (a) the demand for Verano’s products, the pricing of Verano’s products and fluctuations in future revenues; (b) sufficiency of current working capital to support future operating, working capital and capital expenditure requirements; (c) access to capital on terms acceptable to Verano; (d) general economic trends and conditions, including inflation, interest rates, consumer confidence and the cost of energy; (e) the expected actions of governmental authorities and other third parties; (f) Verano’s future growth prospects and business opportunities, including its ability to consummate acquisitions, enter new markets and expand existing markets; (g) the expected growth in the amount of cannabis sold by Verano and the expected legalization, size and pricing regarding the medical and recreational cannabis markets; (h) expectations with respect to future capital expenditures, operating costs and cultivation and processing costs; (i) expectations with respect to being awarded new licenses and permits and the renewal and/or extension of Verano’s existing licenses and permits; (j) capital cost of expected expansion by Verano; (k) the competitive conditions of the cannabis industry; and (l) applicable federal and state laws and regulations and any amendments thereof;.
Certain of the forward-looking statements contained in this Circular and incorporated by reference concerning the cannabis industry and the general expectations of Verano concerning the cannabis industry and Verano’s business and operations are based on estimates prepared by Verano using data from publicly available governmental sources as well as from market research and industry analysis and on assumptions based on data and knowledge of this industry which Verano believes to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. While Verano is not aware of any misstatement regarding any industry or government data provided by Verano and presented in this Circular, the cannabis industry involves risks and uncertainties and is subject to change based on a multitude of factors.
Readers are cautioned that the above list of cautionary statements is not exhaustive. A number of factors could cause actual events, performance or results to differ materially from what is projected in forward-looking statements. Although Verano believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and Verano cannot assure that actual results will be consistent with these forward-looking statements. Given these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Whether actual results, performance or achievements will conform to Verano’s expectations and predictions is subject to a number of known and unknown risks, uncertainties, assumptions and other factors, including those listed under “Risk Factors” in this Circular and the documents incorporated by reference herein and therein. If any of these risks or uncertainties materialize, or if assumptions underlying the forward-looking statements prove incorrect, actual results might vary materially from those anticipated in those forward-looking statements. The factors described in detail under “Risk Factors” in this Circular and the documents incorporated by reference herein and therein should be considered carefully by readers.
Verano’s forward-looking statements are based on the reasonable beliefs, expectations and opinions of management on the date of this Circular (or as of the date that they are otherwise stated to be made). Although Verano has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There is no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Verano does not undertake to update or revise any forward-looking statements except as, and to the extent required by, applicable securities laws in Canada.
All of the forward-looking statements contained in this Appendix “I” are expressly qualified by the foregoing cautionary statements. Please also see “Information Concerning Forward-Looking Information” in this Circular in respect of forward-looking information that is included in this Appendix and in the documents incorporated by reference herein.
Description of Verano
Name, Address and Incorporation
Verano is a British Columbia corporation with the legal name of “Verano Holdings Corp.”. The head office of Verano is located at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. The registered office of Verano is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8. Verano’s website is www.verano.com.
Verano is a reporting issuer under applicable securities legislation in all of the provinces and territories of Canada and the Verano Subordinate Voting Shares are listed on the CSE under the symbol “VRNO”. The Verano Subordinate Voting Shares are also quoted for trading in the United States on the OTCQX under the symbol “VRNOF”.
Business Overview
Verano is a vertically-integrated multi-state cannabis operator in the United States. An operator of licensed cannabis cultivation, processing, wholesale distribution and retail facilities, Verano’s goal is the ongoing development of communal wellness by providing responsible access to regulated medical and adult-use cannabis products to discerning high-end customers. Verano operates businesses in 15 states, including 103 retail dispensaries and 13 cultivation and processing facilities with over 1,000,000 square feet of cultivation. Verano produces a suite of premium, artisanal cannabis products sold under its portfolio of consumer brands, including Encore™, Avexia™, MÜV™ and Verano™. Verano also designs, builds and operates branded dispensary environments including Zen Leaf™ and MÜV™ with the goal of delivering a superior cannabis shopping experience in both medical and adult-use markets.
Verano’s strategy is to vertically integrate as a single cohesive company in multiple states through the consolidation of seed-to-sale cultivating, manufacturing, distributing, and dispensing premium brands and products at scale. Verano’s cultivation, processing and wholesale distribution of cannabis consumer packaged goods are designed to support its national dispensary chain. Verano developed this model to guarantee shelf-space in its retail dispensaries, as well as to develop and foster long term wholesale supply relationships with third-party retail operators. Verano’s model includes pursuing geographic diversity by establishing a multi-state footprint through acquisitions and organic growth to enable it to adapt to changes in both industry and market conditions seamlessly and profitably. All of Verano’s business, operating results and financial condition relate to United States cannabis-related activities.
History of Verano
Verano LLC
Verano Holdings, LLC, a subsidiary of Verano (“Verano LLC”), was the start of Verano’s business operations. Verano LLC is a Delaware limited liability company that was founded in September 2017.

Verano LLC was formed as a Chicago, Illinois based holding company to consolidate cannabis operations initially in Illinois, including cultivation and production facilities and retail dispensaries.
Verano LLC implemented an expansion strategy whereby Verano LLC, either directly or through subsidiaries or affiliates, began acquiring control, management, ownership, and other rights to medical and adult-use cannabis businesses across multiple U.S. states, including cultivation, production, wholesale distribution and retail dispensaries.
RTO
On December 14, 2020, Verano LLC, Majesta Minerals, 1276268 B.C. Ltd., a British Columbia corporation (“Verano FinCo”), 1277233 B.C. Ltd, a British Columbia corporation, and 1278655 B.C. Ltd., a British Columbia corporation, entered into an arrangement agreement (as amended January 26, 2021, the “Majesta Minerals Arrangement Agreement”), pursuant to which Verano would result from a reverse takeover transaction as a British Columbia company and a reporting issuer in Canada (the “RTO”).
In accordance with the plan of arrangement forming part of the Majesta Minerals Arrangement Agreement (the “Majesta Minerals Plan of Arrangement”), Majesta Minerals completed a consolidation of its common shares on the basis that there were 100,000 issued and outstanding common shares on a post consolidation basis. In accordance with the Majesta Minerals Plan of Arrangement, Majesta Minerals also reorganized its capital by altering its notice of articles and articles to (i) attach special rights and restrictions to its common shares, (ii) change the identifying name of its common shares to “Class A subordinate voting shares,” which class constitutes the Verano Subordinate Voting Shares, and (iii) create a new class of Class B proportionate voting shares (the “Verano Proportionate Voting Shares”). As part of the Majesta Minerals Plan of Arrangement, prior to the RTO, Majesta Minerals also changed its name to “Verano Holdings Corp.”.
In connection with the RTO and Majesta Minerals Plan of Arrangement, Verano consummated a private placement conducted on a commercially reasonable best-efforts basis (the “Financing”), whereby 10,000,000 subscription receipts (the “Subscription Receipts”) were issued by Verano FinCo prior to the RTO in January 2021, at a price per Subscription Receipt of $10, for aggregate gross proceeds of $100 million. The net proceeds of the Financing were transferred to Verano, as the resulting corporation in the RTO.
The RTO was completed on February 11, 2021. Upon the consummation of the RTO, Verano’s authorized capital consisted of (i) an unlimited number of Verano Subordinate Voting Shares, and (ii) an unlimited number of Verano Proportionate Voting Shares. The shareholders of Verano FinCo received one Verano Subordinate Voting Share for each share of Verano FinCo. for a total of 10,000,000 Verano Subordinate Voting Shares. The members of Verano LLC, and owners of some of Verano LLC’s subsidiaries, through a series of transactions, exchanged their ownership interests in Verano LLC and such subsidiaries for an aggregate of 96,892,040 Verano Subordinate Voting Shares and an aggregate of 1,172,382 Verano Proportionate Voting Shares, resulting in Verano LLC becoming a wholly-owned subsidiary of Verano.
The Verano Subordinate Voting Shares were listed on the CSE and began trading on February 17, 2021 under the trading symbol “VRNO.”
AME Merger Agreement
On November 6, 2020, Verano LLC entered into an agreement and plan of merger (as amended on December 14, 2020 and February 5, 2021, the “AME Merger Agreement”) with Alternative Medical Enterprises LLC, Plants of Ruskin GPS, LLC and RVC 360, LLC (collectively, the “AME Parties”), pursuant to which Verano, as the assignee of all of Verano LLC’s rights and obligations thereunder, would acquire the AME Parties and their subsidiaries and ownership and control interests via a series of merger transactions. The merger transactions were contingent upon, and were consummated contemporaneously with, the RTO, resulting in the creation of Verano as the parent holding company of Verano LLC, the AME Parties and their respective subsidiaries and ownership and control interests. The RTO and the merger transactions with Verano LLC and the AME Parties (collectively, the “Go Public Transactions”), each of which closed on February 11, 2021.

The members of the AME Parties, through a series of transactions, exchanged their membership interests in the AME Parties for an aggregate of 18,092,987 Verano Subordinate Voting Shares and 470,984 Verano Proportionate Voting Shares, plus cash consideration of $35 million, of which $20 million was paid at the closing of the mergers. An additional $10 million was paid in August 2021, and the $5 million balance was paid in February 2022.
Acquisitions
Verano is an early-stage growth company, and the acquisition of cannabis businesses and related licenses and assets is an integral part of its growth strategy. Since the Go Public Transactions, Verano has entered into a number of strategic transactions, thereby expanding its footprint across the United States.
2021 Completed Acquisitions
After the completion of the RTO, in 2021 Verano and its subsidiaries consummated transactions to acquire the ownership interests or control of the following entities.
2021 Acquisition Date	Entity	Location	Business
March 9, 2021	NSE Holdings, LLC	Pennsylvania	Dispensaries
March 10, 2021	Perpetual Healthcare Inc.	Arizona	Dispensary
March 17, 2021	The Herbal Care Center, Inc.	Illinois	Dispensaries
March 30, 2021	Patient Alternative Relief Center, Inc.	Arizona	Cultivation and dispensary
April 8, 2021	AZGM3, Inc., Vending Logistics LLC and The Medicine Room, LLC	Arizona	Cultivation, production and dispensaries
May 11, 2021	TerraVida Holistic Centers, LLC	Pennsylvania	Dispensaries
May 14, 2021	The Healing Center, LLC	Pennsylvania	Dispensaries
June 30, 2021	Ohio Grown Therapies, LLC	Ohio	Dispensary
July 1, 2021	Green RX, LLC	Ohio	Dispensary
July 8, 2021	Mad River Remedies, LLC	Ohio	Dispensary
July 12, 2021	Agri-Kind, LLC and Agronomed Holdings, Inc.	Pennsylvania	Cultivation and production
July 12, 2021	Agronomed Biologics, LLC	Pennsylvania	Dispensaries and medical research
October 25, 2021	Willow Brook Wellness, LLC	Connecticut	Dispensary
December 20, 2021	Caring Nature, LLC	Connecticut	Dispensary
December 28, 2021	Connecticut Pharmaceutical Solutions, Inc.	Connecticut	Cultivation and production
2022 Acquisition Activity
As of May 1, 2022 Verano’s acquisition activity in 2022 includes the following transactions. These summaries are general in nature and do not purport to be complete descriptions of the transactions.

Sierra Well Acquisition Agreement
On July 26, 2021, Verano entered into an agreement to acquire all of the equity interests of WSCC, Inc. (doing business as Sierra Well), which would add two operational dispensaries and an active cultivation and production facility in Nevada along with two real estate properties in Carson City and Reno, Nevada, respectively. The total purchase price is $29 million subject to adjustment, which will be satisfied by payment of $5.6 million in cash and the issuance of up to 1,536,685 Verano Subordinate Voting Shares. Closing of the transaction is subject to customary conditions, contingencies and approvals, including Nevada state regulatory approval.
Goodness Growth Arrangement Agreement
Verano announced on February 1, 2022 that it had entered into the Arrangement Agreement with Goodness Growth. See “The Arrangement Agreement and Related Agreements” in this Circular.
GreenGate Acquisition
On March 11, 2022, Verano consummated the acquisition of 420 Capital Management, LLC (doing business as GreenGate), which operates two active dispensaries in Lombard and Rogers Park, Illinois. The total purchase price was $21,260,741, which included a cash payment of $7,447,871 and the issuance of 1,403,067 Verano Subordinate Voting Shares at the closing of the acquisition.
Amended Credit Agreement
On February 28, 2022, Verano entered into a fourth amendment to its amended and restated credit agreement by and among Verano and certain of its subsidiaries, as co-borrowers and joint guarantors, and the agent and the lenders named therein, which was originally entered into on May 10, 2021 and previously amended by the parties on May 20, 2021, September 23, 2021, and October 20, 2021 (as amended, the “Credit Agreement”). An additional $100 million was funded pursuant to the fourth amendment, resulting in a total of $350 million in fully funded term loan commitments being outstanding under the Credit Agreement, with an option for Verano to request up to an additional $175 million in funding on terms to be decided by Verano and the lenders if it exercises such option.
The Credit Agreement provides for, among other things, (i) the term loans being secured by a first priority lien on specified assets of Verano and its subsidiaries that are parties to the Credit Agreement, including ownership interests, inventory, licenses and designated real estate, (ii) the original $30 million loan bearing interest at a rate of 15.25% per annum, the incremental $100 million loan funded in May 2021 bearing interest at a rate of 9.75% per annum and the remaining $220 million bearing interest at a rate of 8.50% per annum; (iii) no principal amortization with $120 million plus applicable interest being due in full on the stated maturity date of April 28, 2023, $130 million plus applicable interest being due in full on the stated maturity date of May 30, 2023 and the balance of the last funding of $100 million being due in full on the stated maturity date of August 31, 2023; (iv) prepayment fees generally of 1% of any principal amount being prepaid during a specified period after funding; (v) restrictive covenants which apply to the operations of Verano and its subsidiaries that are parties to the Credit Agreement, including limitations on the ability to incur additional debt, grant liens on assets, advance or contribute funds to non-credit parties and enter into acquisitions; and (vi) financial covenants requiring Verano to maintain on a consolidated basis specified levels of liquidity, a minimum quarterly amount of earnings before interest, taxes, depreciation and amortization and a minimum fixed charge coverage ratio.
Regulatory Framework of the U.S. Legal Cannabis Industry
It remains illegal under U.S. federal law to cultivate, manufacture, distribute, sell or possess marijuana in the United States. As a result of current federal law prohibitions, the United States cannabis industry is conducted on a state-by-state basis. Strict compliance with state and local laws with respect to cannabis may neither absolve Verano of liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against Verano or any of its subsidiaries. Violations of any U.S. federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities, civil forfeiture or divestiture. This could have a material adverse effect on Verano, including its reputation and ability to conduct business, its cannabis licenses and permits, the listing and trading of its securities on stock exchanges and platforms, its financial position, operating results, profitability and the liquidity and market price of the Verano Subordinate Voting Shares. In addition, it is difficult for Verano to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of the alleged violations by the applicable authorities involved, and such time or resources could be substantial.
Verano relies on newly established and developing cannabis laws and regulations in the states and local jurisdictions in which it operates. The cannabis industry is subject to state and local laws, regulations and guidelines relating to the cultivation, manufacturing, distribution, sale, storage and disposal of medical and recreational cannabis, with each state establishing laws and regulations upon approval of medical or adult-use cannabis in such state. States and localities currently require licenses and permits to engage in the cannabis industry with the laws and regulations varying from state to state. In many of these states, there are specific license caps, limitations on scope of business under licenses or licensing requirements that create high barriers to entry. It is impossible to determine the extent of the impact of new or amended state and local laws, regulations or initiatives that may be proposed. The regulatory uncertainty surrounding the cannabis industry on a state-by-state basis may adversely affect Verano’s business and operations, including the costs to remain compliant with applicable state and local laws and new or changed laws that may impair its existing business or the ability to expand or acquire other businesses.
Verano’s current operations in the United States as well as the regulatory environment of the cannabis industry at the U.S. federal level and within the U.S. states in which Verano operates are described in the documents that are incorporated by reference herein.
Share Structure
Verano is authorized to issue an unlimited number of Verano Subordinate Voting Shares and an unlimited number of Verano Proportionate Voting Shares. As of May 1, 2022, 305,037,009 Verano Subordinate Voting Shares and 228,313.8954 Verano Proportionate Voting Shares were issued and outstanding.
The following is a summary of the rights, privileges, restrictions and conditions attached to the Verano Subordinate Voting Shares and the Verano Proportionate Voting Shares (collectively, the “Verano Shares”). This summary is general in nature and does not purport to be complete.
Verano Subordinate Voting Shares
Holders of Verano Subordinate Voting Shares will be entitled to notice of and to attend and vote at any meeting of the shareholders of Verano, except a meeting of which only holders of another class or series of shares of Verano will have the right to vote. At each such meeting, holders of Verano Subordinate Voting Shares will be entitled to one vote in respect of each Verano Subordinate Voting Share held.
As long as any Verano Subordinate Voting Shares remain outstanding, Verano will not, without the consent of the holders of the Verano Subordinate Voting Shares by separate special resolution, alter or amend the articles of Verano if the result of such alteration or amendment would (i) prejudice or interfere with any right or special right attached to the Verano Subordinate Voting Shares or (ii) affect the rights or special rights of the holders of Verano Shares or on a per share basis.
Holders of Verano Subordinate Voting Shares will be entitled to receive as and when declared by the Verano Board, dividends in cash or property of Verano. No dividend will be declared on the Verano Subordinate Voting Shares unless Verano simultaneously declares an equivalent dividend on the Verano Proportionate Voting Shares in an amount per Verano Proportionate Voting Share equal to the amount of the dividend declared per Verano Subordinate Voting Share, multiplied by 100.
The Verano Board may declare a stock dividend payable in Verano Subordinate Voting Shares on the Verano Subordinate Voting Shares, but only if the Verano Board simultaneously declares a stock dividend payable in: (i) Verano Proportionate Voting Shares on the Verano Proportionate Voting Shares, in a number of shares per Verano Proportionate Voting Share equal to the number of Verano Subordinate Voting Shares declared as a dividend per Verano Subordinate Voting Share; or (ii) Verano Subordinate Voting Shares on the Verano Proportionate Voting Shares, in a number of shares per Verano Proportionate Voting Share (or a fraction thereof) equal to the number of Verano Subordinate Voting Shares declared as a dividend per Verano Subordinate Voting Share, multiplied by 100.
The Verano Board may declare a stock dividend payable in Verano Proportionate Voting Shares on the Verano Subordinate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in Verano Proportionate Voting Shares on the Verano Proportionate Voting Shares, in a number of shares per Verano Proportionate Voting Share equal to the number of Verano Proportionate Voting Shares declared as a dividend per Verano Subordinate Voting Share, multiplied by 100.
Holders of fractional Verano Subordinate Voting Shares will be entitled to receive any dividend declared on the Verano Subordinate Voting Shares in an amount equal to the dividend per Verano Subordinate Voting Share multiplied by the fraction thereof held by such holder.
In the event of the liquidation, dissolution or winding-up of Verano, whether voluntary or involuntary, or in the event of any other distribution of assets of Verano among its shareholders for the purpose of winding up its affairs, the holders of Verano Subordinate Voting Shares will, subject to the prior rights of the holders of any shares of Verano ranking in priority to the Verano Subordinate Voting Shares, be entitled to participate rateably along with all the holders of Verano Proportionate Voting Shares, with the amount of such distribution per Verano Subordinate Voting Share equal to the amount of such distribution per Verano Proportionate Voting Share divided by 100. Each fraction of a Verano Subordinate Voting Share will be entitled to the amount calculated by multiplying such fraction by the amount payable per whole Verano Subordinate Voting Share.
No subdivision or consolidation of the Verano Subordinate Voting Shares will occur unless, simultaneously, the Verano Proportionate Voting Shares are subdivided or consolidated using the same divisor or multiplier.
If an offer is made to purchase Verano Proportionate Voting Shares, and such offer is required pursuant to applicable securities legislation or the rules of any stock exchange on which the Verano Proportionate Voting Shares or the Verano Subordinate Voting Shares which may be obtained upon conversion of the Verano Proportionate Voting Shares may then be listed, to be made to all or substantially all of the holders of Verano Proportionate Voting Shares in a province or territory of Canada to which the requirement applies (such offer to purchase, a “Verano Purchase Offer”) and not made to the holders of Verano Subordinate Voting Shares for consideration per Verano Subordinate Voting Share equal to or greater than 1/100th (0.01) of the consideration offered per Verano Proportionate Voting Share, then each Verano Subordinate Voting Share will become convertible at the option of the holder into Verano Proportionate Voting Shares on the basis of 100 Verano Subordinate Voting Shares for one Verano Proportionate Voting Share, at any time while the Offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to the Offer (the “Verano Subordinate Voting Share Conversion Right”).
The Verano Subordinate Voting Share Conversion Right may only be exercised for the purpose of depositing the Verano Proportionate Voting Shares acquired upon conversion under such Offer, and for no other reason. If the Verano Subordinate Voting Share Conversion Right is exercised, Verano will procure that the transfer agent for the Verano Subordinate Voting Shares will deposit under such Offer the Verano Proportionate Voting Shares acquired upon conversion, on behalf of the holder.
If Verano Proportionate Voting Shares issued upon such conversion and deposited under such Offer are withdrawn by such holder, or such Offer is abandoned, withdrawn or terminated by the offeror, or such Offer expires without the offeror taking up and paying for such Verano Proportionate Voting Shares, such Verano Proportionate Voting Shares and any fractions thereof issued will automatically, without further action on the part of the holder thereof, be reconverted into Verano Subordinate Voting Shares on the basis of one Verano Proportionate Voting Share for 100 Verano Subordinate Voting Shares, and Verano will procure that the transfer agent for the Verano Subordinate Voting Shares will send to such holder a direct registration statement(s) or certificate(s) representing the Verano Subordinate Voting Shares acquired upon such reconversion. If the offeror under such Offer takes up and pays for the Verano Proportionate Voting Shares acquired upon exercise of the Verano Subordinate Voting Share Conversion Right, Verano will procure that the transfer agent for the Verano Subordinate Voting Shares will deliver to the holders of such Verano Proportionate Voting Shares the consideration paid for such Verano Proportionate Voting Shares by such offeror.
Subject to approval by the Verano Board, each Verano Subordinate Voting Share may be converted at the option of the holder into such number of Verano Proportionate Voting Shares as is determined by dividing the number of Verano Subordinate Voting Shares being converted by 100, provided the Verano Board has approved such conversion.
Verano Proportionate Voting Shares
Holders of Verano Proportionate Voting Shares will be entitled to notice of and to attend and vote at any meeting of the shareholders of Verano, except a meeting of which only holders of another class or series of shares of Verano will have the right to vote. Subject to the terms set out in the articles of Verano, at each such meeting, holders of Verano Proportionate Voting Shares will be entitled to 100 votes in respect of each Verano Proportionate Voting Share, and each fraction of a Verano Proportionate Voting Share shall entitle the holder to the number of votes calculated by multiplying the fraction by 100 and rounding the product down to the nearest whole number, at each such meeting.
As long as any Verano Proportionate Voting Shares remain outstanding, Verano will not, without the consent of the holders of the Verano Proportionate Voting Shares expressed by separate special resolution, alter or amend the articles of Verano if the result of such alteration or amendment would (i) prejudice or interfere with any right or special right attached to the Verano Proportionate Voting Shares or (ii) affect the rights or special rights of the holders of Verano Shares on a per share basis. At any meeting of holders of Verano Proportionate Voting Shares called to consider such a separate special resolution, each whole Verano Proportionate Voting Share will entitle the holder to one vote.
Holders of Verano Proportionate Voting Shares will be entitled to receive, as and when declared by the Verano Board, dividends in cash or property of Verano. No dividend will be declared on the Verano Proportionate Voting Shares unless Verano simultaneously declares equivalent dividends on the Verano Subordinate Voting Shares, in an amount equal to the amount of the dividend declared per Verano Proportionate Voting Share divided by 100.
The Verano Board may declare a stock dividend payable in Verano Proportionate Voting Shares on the Verano Proportionate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in (i) Verano Proportionate Voting Shares on the Verano Subordinate Voting Shares, in a number of shares per Verano Subordinate Voting Share equal to the number of Verano Proportionate Voting Shares declared as a dividend per Verano Proportionate Voting Share, divided by 100, or (ii) Verano Subordinate Voting Shares on the Verano Subordinate Voting Shares, in a number of shares per Verano Subordinate Voting Share equal to the number of Verano Proportionate Voting Shares declared as a dividend per Verano Proportionate Voting Share. The Verano Board may declare a stock dividend payable in Verano Subordinate Voting Shares on the Verano Proportionate Voting Shares, but only if the directors simultaneously declare a stock dividend payable in Verano Subordinate Voting Shares on the Verano Subordinate Voting Shares, in a number of shares per Verano Subordinate Voting Share equal to the number of Verano Subordinate Voting Shares declared as a dividend per Verano Proportionate Voting Share, divided by 100.
In the event of the liquidation, dissolution or winding-up of Verano, whether voluntary or involuntary, or in the event of any other distribution of assets of Verano among its shareholders for the purpose of winding up its affairs, the holders of Verano Proportionate Voting Shares will be entitled to participate rateably along with the holders of Verano Subordinate Voting Shares, with the amount of such distribution per Verano Proportionate Voting Share equal to the amount of such distribution per Verano Subordinate Voting Share multiplied by 100; and each fraction of a Verano Proportionate Voting Share will be entitled to the amount calculated by multiplying the fraction by the amount payable per whole Verano Proportionate Voting Share.
No subdivision or consolidation of the Verano Proportionate Voting Shares may occur unless, simultaneously, the Verano Subordinate Voting Shares are subdivided or consolidated using the same divisor or multiplier.

Each Verano Proportionate Voting Share shall be convertible, at the option of the holder thereof, into such number of Verano Subordinate Voting Shares as is determined by multiplying the number of Verano Proportionate Voting Shares in respect of which the share conversion right is exercised by 100. The ability of a holder to convert the Verano Proportionate Voting Shares during the Restricted Conversion Period is subject to a restriction that, unless the Verano Board determines otherwise, the aggregate number of Verano Subordinate Voting Shares and Verano Proportionate Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Exchange Act), may not exceed 40% of the aggregate number of Verano Subordinate Voting Shares and Verano Proportionate Voting Shares and outstanding after giving effect to such conversions, determined in accordance with the Verano Articles.
In addition, in accordance with and subject to the terms of the Verano Articles, Verano may require a holder of Verano Proportionate Voting Shares to convert all, but not less than all, of the Verano Proportionate Voting Shares held by such holder into Verano Subordinate Voting Shares if (i) Verano is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and (ii) the Verano Subordinate Voting Shares are listed or quoted (and are not suspended from trading) on a recognized North American stock exchange. Each Verano Proportionate Voting Share shall be convertible into such number of fully paid and non-assessable Verano Subordinate Voting Shares as is determined by multiplying the number of Verano Proportionate Voting Shares in respect of which the share conversion right is exercised by 100.
Consolidated Capitalization
The following table summarizes Verano’s share and loan capital, on a consolidated basis, as of May 1, 2022. The table should be read in conjunction with the Verano’s financial statements incorporated by reference into this Circular, including the additional information provided in this Appendix “I”.
Security	Number Issued and Outstanding of Each Class
Verano Subordinate Voting Shares	305,037,009
Verano Proportionate Voting Shares	228,313.8954(1)
Indebtedness for Borrowed Money	$384,000,000(2)

Notes:
(1)
Each Verano Proportionate Voting Share is convertible into 100 Verano Subordinate Voting Shares in certain circumstances. See “Share Capital — Verano Proportionate Voting Shares”.

(2)
Consists of $350 million of outstanding term loans under the Credit Agreement, mortgages and other debt for borrowed money. See “Recent Developments — Amended Credit Agreement”.

Go Public Transactions
In order to consummate the Go Public Transactions, on February 11, 2021 the members of Verano LLC, and owners of some of Verano LLC’s subsidiaries, through a series of transactions, exchanged their ownership interests in Verano LLC and such subsidiaries for an aggregate of 96,892,040 Verano Subordinate Voting Shares and an aggregate of 1,172,382 Verano Proportionate Voting Shares, resulting in Verano LLC becoming a wholly-owned subsidiary of Verano.
In addition, on February 11, 2021 the members of the AME Parties, through a series of transactions, exchanged their membership interests in the AME Parties for an aggregate of 18,092,987 Verano Subordinate Voting Shares and 470,984 Verano Proportionate Voting Shares, plus cash consideration of $35 million.
RTO Financing
In accordance with the terms of the RTO Financing, 10,000,000 subscription receipts were issued on January 21, 2021, at a price per subscription receipt of $10, for aggregate gross proceeds of $100 million. An aggregate of 10,000,000 Verano Subordinate Voting Shares were issued in exchange for the subscription receipts. In connection with the Financing and the RTO, Verano issued 578,354 Verano Subordinate Voting Shares and $4,579,883 in transactions costs to the offering agents as a broker fee.
Private Placement
On March 11, 2021, Verano closed an offering, on a bought deal private placement basis, of special warrants of Verano, which were exercisable into 3,510,000 Verano Subordinate Voting Shares (the “Special Warrants”), at a price per Special Warrant of C$28.50 for aggregate gross proceeds of C$100,035,00 pursuant to an agreement with Beacon Securities Limited and Canaccord Genuity Corp., on behalf of a syndicate of underwriters. All Special Warrants were exercised in full and all such Verano Subordinate Voting Shares were issued on September 24, 2021.
Acquisitions
During the year ended December 31, 2021, Verano issued an aggregate of 20,654,927 Verano Subordinate Voting Shares and an aggregate of 88,718.3227 Verano Proportionate Voting Shares in connection with acquisitions (other than the acquisitions included as part of the Go Public Transactions).
Equity Incentive Plan
During the year ended December 31, 2021, pursuant to its 2021 stock and incentive plan, Verano issued RSUs for an aggregate of 35,777.08 Verano Proportionate Voting Shares (exchangeable into Verano Subordinate Voting Shares at an exchange rate of 100:1) and stock options for an aggregate of 516.21 Verano Proportionate Voting Shares (exchangeable into Verano Subordinate Voting Shares at an exchange rate of 100:1).
Trading Price Range and Volume
The Verano Subordinate Voting Shares commenced trading on the CSE under the trading symbol “VRNO” on February 17, 2021. The Verano Subordinate Voting Shares are also quoted over-the-counter in the United States on the OTCQX under the symbol “VRNOF”. The Verano Proportionate Voting Shares are not listed or quoted for trading in any jurisdiction.
The following table sets forth trading information (in Canadian dollars) for the Verano Subordinate Voting Shares on the CSE for the months indicated, based on intraday trading numbers (Source: TMX Money).
Month	High		Low		Aggregate Volume
July 2021	C$	20.80	C$	17.29	3,292,432
August 2021	C$	20.96	C$	13.89	7,753,398
September 2021	C$	16.30	C$	13.90	6,236,784
October 2021	C$	14.49	C$	12.75	6,453,306
November 2021	C$	18.78	C$	12.30	12,949,376
December 2021	C$	15.99	C$	12.64	7,777,047
January 2022	C$	17.45	C$	12.78	6,443,985
February 2022	C$	16.65	C$	12.81	11,053,470
March, 2022	C$	13.57	C$	11.22	5,945,872
April, 2022	C$	12.64	C$	9.45	7,633,717
May, 2022	C$	10.46	C$	8.70	5,211,592
June, 2022	C$	10.76	C$	7.15	5,563,948
July 1 – 18, 2022	C$	8.70	C$	6.76	1,367,102
On January 31, 2022, the last trading day prior to the public announcement of the Arrangement, the closing price of the Verano Subordinate Voting Shares on the CSE was C$13.40 per Verano Subordinate Voting Share.

Dividends
There are no restrictions in the Verano’s Articles that prevent it from paying dividends; however, holders of the Verano Subordinate Voting Shares or Verano Proportionate Voting Shares do not have the right to receive dividends on such shares unless declared by the Verano Board in its discretion. The Credit Agreement further restricts Verano’s ability to pay dividends. As of the date of this Circular, Verano has not paid dividends on the Verano Subordinate Voting Shares nor the Verano Proportionate Voting Shares, and it is not anticipated that Verano will pay any dividends in the foreseeable future. Rather, Verano currently intends to retain future earnings, if any, to fund the development and growth of its business and does not intend to pay any cash dividends on the Verano Subordinate Voting Shares or the Verano Proportionate Voting Shares for the foreseeable future. Any decision to pay dividends in the future will be made by the Verano Board on the basis of earnings, financial requirements and other conditions existing at the time, and all Verano Shares are entitled to an equal share in any dividends declared and paid.
Risk Factors
There are a number of risk factors that could cause future results to differ materially from those described herein, including without limitation, the risk factors described under the heading “Risk Factors” in the Verano documents that are incorporated by reference in this Circular. See “Documents Incorporated by Reference”. Such risk factors include, without limitation, risks related to:
•
the impacts of economic uncertainty stemming from inflation, rising interest rates, political disruptions, global disruptions and uncertainty and declining consumer and business confidence;

•
the impacts of COVID-19 on Verano, the U.S. and global markets;

•
Verano’s limited operating history;

•
Verano intends to become an SEC reporting company in addition to remaining a public reporting company in Canada;

•
heightened scrutiny from Canadian government authorities;

•
Verano’s outstanding indebtedness and potential future indebtedness;

•
reliance on management and the potential for fraudulent activity by employees, contractors and consultants;

•
uninsured or underinsured losses;

•
potential product liability and recalls;

•
Verano’s reliance on the performance of its subsidiaries and affiliates;

•
Verano’s expansion-by-acquisition strategy;

•
the unconventional due diligence process in the medical and adult-use cannabis industry;

•
integration of and operation of acquired businesses;

•
Verano’s lack of portfolio diversification;

•
existing competition and new market entrants;

•
the introduction of synthetic alternatives by pharmaceutical and other companies;

•
the immaturity of the cannabis industry and limited comparable, competitive and established industry best practices;

•
the availability of third-party suppliers, contractors and manufacturers, and availability of raw or other materials;

•
wholesale and retail price fluctuations;

•
public opinion and perception of the cannabis industry;

•
agricultural and environmental risks and the impacts of regulations on the agriculture industries and environmental protections;

•
the U.S. federal regulatory landscape and enforcement related to medical or adult-use cannabis, including political risks, civil asset forfeiture and regulation by additional regulatory authorities;

•
difficulty accessing or maintaining banking or financial services due to the Company’s business;

•
regulatory and political changes to US state and local laws related to medical or adult-use cannabis, including political risks and regulation by additional regulatory authorities;

•
disparate state-by-state regulatory landscapes and licensing regimes for medical and adult-use cannabis;

•
the requirements to abide by anti-money laundering laws and regulations;

•
required public disclosure and governmental filings containing personal information of Verano’s officers, investors and other stakeholders;

•
the ability to, and constraints on, promoting and marketing cannabis products;

•
the potential limitations on Verano’s ability to enforce its contracts or any liens granted to it;

•
the ability to access capital markets and the availability of financing opportunities;

•
the lack of access to federal bankruptcy protections in the United States;

•
limited intellectual property protection available for cannabis products and the potential infringement by third parties;

•
reliance on information technology systems, the potential disclosure of personal information of patients and customers and cybersecurity risks;

•
Verano’s elimination of monetary liability and indemnification rights against its directors, officers and employees under British Columbia law;

•
Verano’s dual class capital structure with Class A subordinate voting shares and Class B proportionate voting shares;

•
Verano’s shareholders’ limited participation in its affairs;

•
Verano’s expectation to not declare or pay out dividends; and

•
the taxation of cannabis companies in the U.S.

These risks and uncertainties and those described in the Verano documents incorporated by reference in this Circular are not the only ones Verano faces. Additional risks and uncertainties, including those that Verano does not currently know about or that it currently deems immaterial, may also adversely affect Verano’s business. If any of such risks actually occur, Verano’s business may be harmed, and its financial condition and results of operations may suffer significantly.
Auditors, Registrar and Transfer Agent
Verano retained Baker Tilly U.S., LLP (“Baker Tilly”) as its independent registered public accounting firm effective June 25, 2021, and for the fiscal year ended December 31, 2021. Baker Tilly is registered with the Public Company Accounting Oversight Board (the “PCAOB”).
Macias Gini & O’Connell LLP (“MGO”) previously acted as the independent auditor for Verano and Verano LLC, and audited the consolidated financial statements of Verano LLC for the years ended December 31, 2020, 2019 and 2018. MGO is registered with the PCAOB.
Odyssey Trust Company, at its offices in Calgary, Alberta, is the registrar and transfer agent for Verano’s securities.
Additional Information
Additional information relating to Verano may be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov or Verano’s website at http://www.verano.com.

APPENDIX “J” — PRO FORMA FINANCIAL STATEMENTS OF THE COMBINED COMPANY
Goodness Growth is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Arrangement and related transactions. The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) are based on the historical consolidated financial statements of Verano and Goodness Growth, as adjusted to give effect to the Arrangement. The unaudited pro forma condensed combined balance sheet information as of March 31, 2022, and December 31, 2021 (the “summary pro forma balance sheet”) gives effect to the Arrangement as if it had occurred on December 31, 2021. The unaudited pro forma statement of operations information for the quarter ended March 31, 2022, and the year ended December 31, 2021 (the “summary pro forma statement of operations”) gives effect to the Arrangement as if it had occurred on January 1, 2021. Information included in the tables may not foot precisely due to rounding.
Due to timing constraints, as of the date of this proxy statement, Verano has not performed the detailed valuation studies necessary to arrive at the final estimates of the fair value of the Goodness Growth assets to be acquired, the liabilities to be assumed and the related allocations of purchase price. Goodness Growth expects preliminary purchase accounting including valuation to be completed after the Closing Regulatory Approval and the closing of the Arrangement.
The pro forma financial statements do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Arrangement occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial condition and results of operations of the Combined Company may differ significantly from the pro forma amounts reflected herein due to a variety of factors, including differences in accounting policies, elections, and estimates.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2022
(In U.S. Dollars)
	Goodness Growth	Verano	Pro Forma Combined
Assets
Current assets:
Cash	$8,601,217	$139,637,000	$148,238,217
Accounts receivable, net of allowance for doubtful accounts	6,267,347	17,676,000	23,943,347
Inventory	18,259,329	159,883,000	178,142,329
Prepayments and other current assets	3,437,124	22,583,000	26,020,124
Assets Held for Sale	2,185,523	—	2,185,523
Total current assets	38,750,540	339,779,000	378,529,540
Property and equipment, net	93,307,000	479,747,000	573,054,000
Operating lease, right-of-use asset	8,187,410	66,522,000	74,709,410
Notes receivable, long-term	3,750,000	—	3,750,000
Intangible assets, net	9,943,746	1,368,358,000	1,378,301,746
Goodwill	183,836	375,725,000	375,908,836
Deposits	1,994,890	2,514,000	4,508,890
Investment in Associates	—	7,396,000	7,396,000
Deferred tax assets	4,610,000	—	4,610,000
Total assets	$160,727,422	$2,640,041,000	$2,800,768,422
Liabilities
Current liabilities
Accounts Payable and Accrued liabilities	17,685,524	290,321,000	308,006,524
Right of use liability	1,702,825	7,427,000	9,129,825
Long-Term debt, current portion	—	10,386,000	10,386,000
Liabilities held for sale	1,129,249	—	1,129,249
Acquisition Price Payable	—	142,543,000	142,543,000
Total current liabilities	20,517,598	450,677,000	471,194,598
Right-of-use liability, net of current portion	79,917,552	61,458,000	141,375,552
Deferred Revenue	—	1,068,000	1,068,000
Deferred Income Taxes	—	256,312,000	256,312,000
Long-Term debt, net of current portion	31,210,645	373,858,000	405,068,645
Total liabilities	$131,645,795	$1,143,373,000	$1,275,018,795
Stockholders’ equity	29,081,627	1,496,668,000	1,525,749,627
Non-controlling interest	—	—	—
Total liabilities and stockholders’ equity	160,727,422	2,640,041,000	2,800,768,422

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2021
(In U.S. Dollars)
	Goodness Growth	Verano	Pro Forma Combined
Assets
Current assets:
Cash	$15,155,279	$99,118,000	$114,273,279
Accounts receivable, net of allowance for doubtful accounts	4,502,469	17,410,000	21,912,469
Inventory	20,422,061	137,634,000	158,056,061
Prepayments and other current assets	1,560,113	19,528,000	21,088,113
Notes receivable	—	285,000	285,000
Total current assets	41,639,922	273,975,000	315,614,922
Property and equipment, net	99,488,559	452,232,000	551,720,559
Operating lease, right-of-use asset	8,510,499	61,346,000	69,856,499
Notes receivable, long-term	3,750,000	—	3,750,000
Intangible assets, net	10,184,289	1,379,913,000	1,390,097,289
Goodwill	183,836	368,130,000	368,313,836
Investments in associates	—	7,628,000	7,628,000
Deposits	1,718,206	2,499,000	4,217,206
Deferred tax assets	1,495,000	—	1,495,000
Total assets	$166,970,311	$2,545,723,000	$2,712,693,311
Liabilities
Current liabilities
Accounts Payable and Accrued liabilities	14,805,473	241,172,000	255,977,473
Right of use liability	1,600,931	6,563,000	8,163,931
Long-Term debt, current portion	—	13,771,000	13,771,000
Acquisition price payable	—	208,349,000	208,349,000
Total current liabilities	16,406,404	469,855,000	486,261,404
Right-of-use liability, net of current portion	80,228,097	56,812,000	137,040,097
Deferred income taxes	—	262,984,000	262,984,000
Deferred revenue	—	1,183,000	1,183,000
Long-term debt, net of current portion	27,329,907	276,154,000	303,483,907
Total liabilities	$123,964,408	$1,066,988,000	$1,190,952,408
Stockholders’ equity	43,005,903	1,475,784,000	1,518,789,903
Non-controlling interest	—	2,951,000	2,951,000
Total liabilities and stockholders’ equity	$166,970,311	$2,545,723,000	$2,712,693,311

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
March 31, 2022
(in U.S. dollars, except for per share data)
	Goodness Growth	Verano	Pro Forma Combined
Revenue	$15,638,572	$202,235,000	$217,873,572
Cost of sales	13,149,894	102,566,000	115,715,894
Gross profit	2,488,678	99,669,000	102,157,678
Operating expenses:
Selling, general and administrative	9,277,969	64,990,000	74,267,969
Stock-based compensation expenses	642,506	289,000	931,506
Depreciation & Amortization	328,363	14,709,000	15,037,363
Total operating expenses	10,248,838	79,988,000	90,236,838
(Loss) income from investments in associates	—	367,000	367,000
Loss from operations	(7,760,160)	20,048,000	12,287,840
Other income (expense):
Impairment of long-lived assets	(5,313,176)	—	(5,313,176)
Gain (loss) on disposal of assets	168,359	(990,000)	(821,641)
Gain on deconsolidation	—	9,558,000	9,558,000
Gain on Previously Held Equity Interest	—	17,275,000	17,275,000
Interest expenses, net	(4,601,799)	(10,672,000)	(15,273,799)
Other income (expenses)	1,199,994	(2,226,000)	(1,026,006)
Other income (expenses), net	(8,546,622)	12,945,000	4,398,378
Income (Loss) before provision for income taxes and non-controlling interest	(16,306,782)	32,993,000	16,686,218
Provision for income taxes	1,740,000	(42,833,000)	(41,093,000)
Net income (loss) before non-controlling interest	(14,566,782)	(9,840,000)	(24,406,782)
Net income (loss) attributable to non-controlling interest	—	291,000	291,000
Net income (loss) after non-controlling interest	$(14,566,782)	$(10,131,000)	$(24,697,782)
Net income (loss) per share – basic	$(0.11)	$(0.03)	$(0.07)
Net income (loss) per share – diluted	$(0.11)	$(0.03)	$(0.07)
Weighted average shares used in computation of net income (loss) per share – basic	128,111,328	326,285,814	355,305,592
Weighted average shares used in computation of net income (loss) per share – diluted	128,111,328	326,285,814	355,305,592

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
December 31, 2021
(in U.S. dollars, except for per share data)
	Goodness Growth	Verano	Pro Forma Combined
Revenue	$54,446,168	$737,850,000	$792,296,168
Cost of sales	34,647,483	403,287,000	437,934,483
Gross profit	19,798,685	334,563,000	354,361,685
Operating expenses:
Selling, general and administrative	33,655,780	187,439,000	221,094,780
Stock-based compensation expenses	5,182,641	742,000	5,924,641
Depreciation & Amortization	1,441,828	41,784,000	43,225,828
Total operating expenses	40,280,249	229,965,000	270,245,249
(Loss) income from investments in associates	—	3,085,000	3,085,000
Income (loss) from operations	(20,481,564)	107,683,000	87,201,436
Other income (expense):
Impairment of long-lived assets	(5,169,951)	—	(5,169,951)
Loss on disposal of property and equipment	—	(1,085,000)	(1,085,000)
Gain on disposal of assets	6,903,039	—	6,903,039
Interest expenses, net	(10,575,370)	(24,270,000)	(34,845,370)
Other income (expenses)	(244,629)	9,632,000	9,387,371
Other income (expenses), net	(9,086,911)	(15,723,000)	(24,809,911)
Income (Loss) before provision for income taxes and non-controlling interest	(29,568,475)	91,960,000	62,391,525
Provision for income taxes	(4,122,000)	(104,127,000)	(108,249,000)
Net income (loss) before non-controlling interest	(33,690,475)	(12,167,000)	(45,857,475)
Net income (loss) attributable to non-controlling interest	—	2,509,000	2,509,000
Net income (loss) after non-controlling interest	$(33,690,475)	$(14,676,000)	$(48,366,475)
Net income (loss) per share – basic	$(0.27)	$(0.05)	$(0.15)
Net income (loss) per share – diluted	$(0.27)	$(0.05)	$(0.15)
Weighted average shares used in computation of net income (loss) per share – basic	123,814,521	290,443,432	318,489,897
Weighted average shares used in computation of net income (loss) per share – diluted	123,814,521	290,443,432	318,489,897

NOTES TO THE UNAUDITED CONDENSED COMBINED FINANCIAL INFORMATION
(in U.S. dollars, except for share amounts)
1.   BASIS OF PRESENTATION
The pro forma financial statements represent the Combined Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2022, and December 31, 2021, and unaudited pro forma condensed combined statements of operations for the quarter ended March 31, 2022, and year ended December 31, 2021. The pro forma financial statements are based on the historical consolidated financial statements of Goodness Growth and Verano, adjusted to give effect to the Arrangement, and should be read in conjunction with the historical financial statements from which they are derived. The pro forma financial statements are presented in United States dollars (“USD”) and prepared in accordance with GAAP. The pro forma balance sheets give effect to the Arrangement as if it had occurred on December 31, 2021. The pro forma statements of operations give effect to the Arrangement as if it had occurred on January 1, 2021. In preparing the unaudited pro forma condensed combined balance sheets and statements of operations in accordance with GAAP, the following historical information was used:
•
the Goodness Growth Financial Statements

•
the Verano Financial Statements

•
the Goodness Growth AIF

The unaudited pro forma condensed combined balance sheets and statements of operations should be read in conjunction with the historical financial statements including the notes thereto, as listed above, which are incorporated by reference. The pro forma financial statements have been prepared for illustrative purposes only and may not be indicative of the operating results or financial condition that would have been achieved if the Arrangement had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position for any future period or as of any future date. The actual financial position and results of operations may differ materially from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma financial statements do not reflect operational and administrative cost savings that may be achieved as a result of the Arrangement.
2.   ESTIMATED PURCHASE PRICE
Verano is the legal acquirer and, pursuant to the Arrangement Agreement, holders of Subordinate Voting Shares will be entitled to receive 0.22652 of a Verano Subordinate Voting Share, subject to adjustment in accordance with the provisions of the Arrangement Agreement, for each Subordinate Voting Share outstanding immediately prior to the Effective Time, and holders of Multiple Voting Shares and Super Voting Shares will be entitled to receive 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share, respectively, outstanding immediately prior to the Effective Time, in each case subject to adjustment in accordance with the provisions of the Arrangement Agreement. Estimated consideration of approximately $206.0 million is based on Verano’s closing share price of each Verano Subordinate Voting Share of $6.39 on July 14, 2022 (the “Measurement Date”). The value of purchase price consideration will change based on fluctuations in share price of the Verano Subordinate Voting Shares and the number of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares outstanding on the Effective Date. A 10% increase or decrease in the share price of the Verano Subordinate Voting Shares would increase or decrease both the purchase price and goodwill by approximately $18.5 million, respectively, and a 25% increase or decrease in the share price of Verano Subordinate Voting Shares would increase or decrease both the purchase price and goodwill by approximately $46.4 million, respectively.
The following table summarizes the calculation of the estimated consideration hypothetically paid by Verano (in thousands, except share and per share data):
Subordinate Voting Shares at March 31, 2022	128,111,328
Exchange Ratio	0.22652
Verano Subordinate Voting Shares hypothetically issued based on the Exchange Ratio	29,019,778
Price per Verano Subordinate Voting Share on Measurement Date (July 14, 2022)	$6.39
Total estimated fair value of acquired Verano Subordinate Voting Shares	$185,436,382

3.   PRO FORMA EARNINGS PER SHARE — BASIC AND DILUTED
March 31, 2022
Pro forma earnings per Verano Subordinate Voting Shares – basic
Historical basic weighted average Verano Subordinate Voting Shares at March 31, 2022	326,285,814
Historical basic weighted average Goodness Growth Subordinate Voting Shares at March 31, 2022	128,111,328
Exchange Ratio	0.22652
Incremental Verano Subordinate Voting Shares issued in the Arrangement	29,019,778
Pro forma combined basic weighted average Verano Subordinate Voting Shares	355,305,592
Pro forma combined net income for the year ended March 31, 2022	$(24,697,782)
Pro forma combined earnings per Verano Subordinate Voting Shares – basic	$(0.07)
Pro forma earnings per Verano Subordinate Voting Shares – diluted
Historical diluted weighted average Verano Subordinate Voting Shares at March 31, 2022	326,285,814
Historical diluted weighted average Subordinate Voting Shares at March 31, 2022	128,111,328
Exchange Ratio	0.22652
Incremental Verano Subordinate Voting Shares issued in the Arrangement	29,019,778
Pro forma combined diluted weighted average Verano Subordinate Voting Shares	355,305,592
Pro forma combined net income for the year ended March 31, 2022	$(24,697,782)
Pro forma combined earnings per Verano Subordinate Voting Shares – diluted	$(0.07)
December 31, 2021
Pro forma earnings per Verano Subordinate Voting Shares – basic
Historical basic weighted average Verano Subordinate Voting Shares at December 31, 2021	290,443,432
Historical basic weighted average Subordinate Voting Shares at December 31, 2021	123,814,521
Exchange Ratio	0.22652
Incremental Verano Subordinate Voting Shares issued in the Arrangement	28,046,465
Pro forma combined basic weighted average Verano Subordinate Voting Shares	318,489,897
Pro forma combined net income for the year ended December 31, 2021	$(48,366,475)
Pro forma combined earnings per Verano Subordinate Voting Shares – basic	$(0.15)
Pro forma earnings per Verano Subordinate Voting Shares – diluted
Historical diluted weighted average Verano Subordinate Voting Shares at December 31, 2021	290,443,432
Historical diluted weighted average Subordinate Voting Shares at December 31, 2021	123,814,521
Exchange Ratio	0.22652
Incremental Verano Subordinate Voting Shares issued in the Arrangement	28,046,465
Pro forma combined diluted weighted average Verano Subordinate Voting Shares	318,489,897
Pro forma combined net income for the year ended December 31, 2021	$(48,366,475)
Pro forma combined earnings per Verano Subordinate Voting Shares – diluted	$(0.15)

APPENDIX “K” — GLOSSARY OF DEFINED TERMS
Terms used but not otherwise defined herein shall have the following meanings:
“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons (other than Verano and/or one or more of its wholly-owned subsidiaries), after the date of the Arrangement Agreement relating to:
(a)
any sale or disposition (or any license, lease, long-term supply agreement or other arrangement, agreement or understanding having the same economic effect as a sale or disposition), direct or indirect, of assets (including voting, equity or other securities of subsidiaries) or joint venture, partnership or similar transaction representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of Goodness Growth and its subsidiaries, or of 20% or more of the voting or equity securities (or rights or interests in such voting or equity securities) of the Goodness Growth or any of its subsidiaries whose assets, individually or in the aggregate, represent 20% or more of the consolidated assets of Goodness Growth and its subsidiaries;

(b)
any take-over bid, exchange offer, issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning or having the right to acquire 20% or more of any class of voting or equity securities of Goodness Growth on a fully diluted basis;

(c)
any direct or indirect acquisition, plan of arrangement, merger, amalgamation, consolidation, share exchange, debt exchange, business combination, reorganization, joint venture, partnership or similar transaction, recapitalization, liquidation, dissolution or winding up or similar transaction involving Goodness Growth or any of its subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of the voting or equity securities of Goodness Growth or any of its subsidiaries or of the surviving entity or the resulting direct or indirect parent of the surviving entity; or

(d)
any other similar transaction or series of transactions involving Goodness Growth or any of its subsidiaries.

“AME Merger Agreement” has the meaning as set out in Appendix “I” under History of Verano — AME Merger Agreement.
“AME Parties” has the meaning as set out in Appendix “I” under History of Verano — AME Merger Agreement.
“Antitrust Approvals” means all applicable filings pursuant to the HSR Act shall have been made and all applicable waiting periods (and extensions thereof) shall have expired or been terminated and all Regulatory Approvals with respect to Antitrust Laws shall have been received (or, for purposes of the Arrangement Agreement, been deemed to have been received by virtue of the expiration or termination of any applicable waiting period).
“Antitrust Laws” means the HSR Act or any other applicable antitrust, monopolization or unfair competition Laws or regulations.
“Applicable U.S. State Laws” means the laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, or related substances or products containing or relating to the same, of any States, territories or jurisdictions of the United States to which Goodness Growth is subject, including the States of Arizona, Maryland, Massachusetts, Minnesota, Nevada, New Mexico and New York and the Commonwealth of Puerto Rico.
“Baker Tilly” has the meaning as set out in Appendix “I” under Auditors, Registrar and Transfer Agent.
“Closing Regulatory Approval” means the Regulatory Approvals required to consummate the transactions contemplated by this Agreement pursuant to Applicable U.S. State Law in the State of New York.

“Code” means the Internal Revenue Code of 1986, as amended.
“Credit Agreement” has the meaning as set out in Appendix “I” under Amended Credit Agreement.
“CSE” means the Canadian Securities Exchange.
“Equity Incentive Plans” means, collectively, the 2018 Plan and the 2019 Plan.
“Goodness Growth MVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Multiple Voting Shares in the Goodness Articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Multiple Voting Shares, expressed as the number of Subordinate Voting Shares for each Multiple Voting Share, which Conversion Ratio as of the effective date of the Arrangement Agreement is 100.
“Goodness Growth SVS Conversion Ratio” means the “Conversion Ratio” as defined in the rights and restrictions attached to the Super Voting Shares in Goodness Articles and notice of articles, as such Conversion Ratio may be adjusted from time to time in accordance with the rights and restrictions attached to the Super Voting Shares, expressed as the number of Multiple Voting Shares for each Super Voting Share, which Conversion Ratio as of the effective date of this Arrangement Agreement is 100.
“Go Public Transactions” has the meaning as set out in Appendix “I” under History of Verano — AME Merger Agreement.
“Governmental Entity” means: (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public authority, department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, governor in council, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental, administrative or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange, including the CSE.
“IFRS” means International Financial Reporting Standards, as issued by the International Accounting Standards Board, applicable as at the date on which the calculation is made or required to be made, applied on a consistent basis.
“In-The-Money Amount” means, in respect of a Goodness Option at a particular time, the amount, if any, by which the aggregate fair market value at that time of the securities subject to such Goodness Option exceeds the exercise price of such Goodness Option.
“Interim Order” means the interim order of the Court pursuant to Section 291(2) of the BCBCA in a form acceptable to Goodness Growth and Verano, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the prior written consent of Goodness Growth and Verano, each acting reasonably.
“Majesta Minerals” has the meaning as set out in Appendix “I” under Verano Documents Incorporated by Reference.
“Majesta Minerals Arrangement Agreement” has the meaning as set out in Appendix “I” under History of Verano — RTO.
“Majesta Minerals Plan of Arrangement” has the meaning as set out in Appendix “I” under History of Verano — RTO.
“MGO” has the meaning as set out in Appendix “I” under Auditors, Registrar and Transfer Agent.
“MVS Consideration” means that number of Verano Shares equal to the product obtained when (i) the number of outstanding Multiple Voting Shares is multiplied by (ii) the product of (x) the Exchange Ratio and (y) the Goodness Growth MVS Conversion Ratio in effect at the Effective Time.
“OTCQX” means the OTCQX Best Market operated by OTC Markets Group Inc.

“Outside Date” means December 31, 2022, or such later date as may be agreed to by the Parties in writing; provided, however, that the Outside Date shall be automatically extended to April 30, 2023 if either the Closing Regulatory Approval or the condition in Section 6.1(7) of the Arrangement Agreement has not been obtained by December 31, 2022.
“Parties” means Goodness Growth and Verano and “Party” means either of them.
“PCAOB” has the meaning as set out in Appendix “I” under Auditors, Registrar and Transfer Agent.
“Regulatory Approval” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by law or a Governmental Entity, including the Antitrust Approvals and regulatory approvals required under Applicable U.S. State Laws, in each case required in connection with the Arrangement.
“RTO” has the meaning as set out in Appendix “I” under History of Verano — RTO.
“Securities Laws” means (a) applicable securities laws in each of the provinces and territories of Canada, (b) the Securities Act, the Exchange Act, and the U.S. state securities Laws and the rules and regulations promulgated thereunder, (c) the policies of the CSE, and (d) the policies of the OTCQX.
“Shareholders” means holders of Goodness Shares.
“Special Warrants” has the meaning as set out in Appendix “I” under Prior Share Issuances — Private Placement.
“Subscription Receipts” has the meaning as set out in Appendix “I” under History of Verano — RTO.
“SVS Consideration” means that number of Verano Shares equal to the product obtained when (i) the number of outstanding Super Voting Shares is multiplied by (ii) the product of (x) the Exchange Ratio and (y) the Goodness Growth SVS Conversion Ratio in effect at the Effective Time.
“U.S. GAAP” means accounting principles generally accepted in the United States, as applicable at the relevant time.
“Verano FinCo” has the meaning as set out in Appendix “I” under History of Verano — RTO.
“Verano LLC” has the meaning as set out in Appendix “I” under History of Verano — Verano LLC.

GOODNESS GROWTH HOLDINGS, INC.Form of Proxy – Annual and Special Meeting to be held on , 2022Trader’s Bank Building702, 67 Yonge St. Toronto, ON M5E 1J8Appointment of ProxyholderI/We being the undersigned holder(s) of Goodness Growth Holdings, Inc. hereby appoint Dr. Kyle Kingsley or failing this person, J. Michael SchroederPrint the name of the person you are appointing if this personis someone other than the Management Nominees listed herein:ORas my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting (the “Meeting”) of Goodness Growth Holdings, Inc. (the “Corporation”) to be held virtually at https://web.lumiagm.com/233296322 on , 2022 at _.m. (Central Time) or at any adjournment thereof.1. The Arrangement. To pass a special resolution, the full text of which is set forth in Appendix “A” of the accompanying management information circular (the “Circular”), to approve an arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) whereby, among other things, Verano Holdings Corp. will acquire all of the issued and outstanding Subordinate Voting Shares, Multiple
Voting Shares, and SuperVoting Shares of the Corporation, all as more particularly described in the Circular, including in the section entitled “The Arrangement Agreement and Related Agreements”.ForAgainst2. Fix the Number of Directors. To fix the number of directors to be elected at the Meeting at seven , subject to such increases as may be permitted by the Articles of the Corporation.ForAgainst3. Election of Directors.ForWithholdForWithholdForWithholda.Dr. Kyle Kingsleyb.Chelsea Graysonc.Ross Hussey d.Victor Manceboe.Judd Nordquistf.Josh Rosen g.Amber Shimpa 4. Appointment of Auditors. To appoint Davidson & Company LLP, Chartered Professional Accountants, as auditors of the Corporation to hold office until the close of the next annual general meeting of shareholders and to authorize the directors of the Corporation to fix their remuneration.ForWithhold Authorized Signature(s) – This section must be completed for your instructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s):Date //MM / DD / YY Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email.

This form of proxy is solicited by and on behalf of Management.Proxies must be received by _.m., Central Time, on , 2022.Notes to Proxy1.Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.2.If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3.This proxy should be signed in the exact manner as the name appears on the proxy.4.If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.5.The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.6.The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7.This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.8.This proxy should be read in conjunction with the accompanying documentation provided by Management.INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:To Vote Your Proxy Online please visit:https://login.odysseytrust.com/pxloginYou will require the CONTROL NUMBER printed with your address to the right.If you vote by Internet, do not mail this proxy.To request the receipt of future documents via email and/or to sign up for Securityholder Online services,you may contact Odyssey Trust Company at www.odysseycontact.com.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.